Filed with the Securities and Exchange Commission on March 27, 2026

Securities Act of 1933 File No. 333-180308

Investment Company Act of 1940 File No. 811-22680

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 275

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 277

(Check appropriate box or boxes)

ULTIMUS MANAGERS TRUST

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (513) 587-3400

Karen Jacoppo-Wood
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Name and Address of Agent for Service)

With copy to:
Nicole M. Crum

Sullivan & Worcester LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 28, 2026, pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LYRICAL U.S. VALUE EQUITY FUND

INSTITUTIONAL CLASS (LYRIX)
INVESTOR CLASS (LYRBX)

A CLASS (LYRAX)
C CLASS (LYRCX)

LYRICAL INTERNATIONAL VALUE EQUITY FUND

INSTITUTIONAL CLASS (LYRWX)
INVESTOR CLASS (LYRNX)

Managed by
Lyrical Asset Management LP

PROSPECTUS

March 30, 2026

For information or assistance in opening an account, please call toll-free 1-888-884-8099.

This Prospectus has information about the Funds that you should know before you invest. You should read it carefully and keep it with your investment records.

The U.S. Securities and Exchange Commission has not approved or disapproved the Funds’ shares or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary: Lyrical U.S. Value Equity Fund	1
Risk/Return Summary: Lyrical International Value Equity Fund	8
Investment Objectives, Investment Strategies and Related Risks	15
Lyrical U.S. Value Equity Fund	15
Lyrical International Value Equity Fund	19
Fund Management	23
Distribution Plan	25
How the Funds Value Their Shares	26
How to Buy Shares	27
How to Exchange Shares	41
How to Redeem Shares	42
Dividends, Distributions and Taxes	49
Financial Highlights	51
Appendix A - Financial Intermediaries Sales Charge Variations	58
Customer Privacy Notice	62
For Additional Information	back cover

Risk/Return Summary:
Lyrical U.S. Value Equity Fund

INVESTMENT OBJECTIVE

The Lyrical U.S. Value Equity Fund (the “U.S. Fund”) seeks to achieve long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the U.S. Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the U.S. Fund. More information about these and other discounts is available (i) from your financial professional and (ii) in the section “Sales Charges” on page 34 of this Prospectus. Certain financial intermediaries may also offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations to this Prospectus.

Shareholder Fees (fees paid directly from your investment)

	A Class	C Class	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Contingent Deferred Sales Charge (Load)	1.00%(1)	1.00%(2)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Redemption Fee	None	None	None	None

	A Class	C Class	Investor Class	Institutional Class
Management Fees(3)	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	1.00%	0.25%	None
Other Expenses	0.57%	0.71%	0.48%	0.13%
Total Annual Fund Operating Expenses	1.67%	2.56%	1.58%	0.98%
Fee Recoupment Reimbursed(3)	0.03%	0.03%	0.03%	0.03%
Less Management Fee Reductions and/or Expense Reimbursements(3)	(0.46%)	(0.60%)	(0.37%)	(0.02%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(3)	1.24%	1.99%	1.24%	0.99%

(1)	A Class share purchases of $1,000,000 or more are subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed during the first 18 months after purchase unless the dealer, at its discretion, has waived the CDSC.
(2)	C Class share purchases are subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed during the first 12 months after purchase.

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(3)	Lyrical Asset Management LP (the “Adviser”) has contractually agreed, until April 1, 2027, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses of each class of shares of the U.S. Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the U.S. Fund’s business) to an amount not exceeding 0.99% of the average daily net assets of the Institutional Class shares, 1.24% of the average daily net assets of the Investor Class shares, 1.24% of the average daily net assets of the A Class shares, and 1.99% of the average daily net assets of the C Class shares. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the U.S. Fund for a period of 3 years after the date that such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to April 1, 2027, this agreement may not be modified or terminated without the approval of the U.S. Fund’s Board of Trustees (the “Board”). This agreement will terminate automatically if the U.S. Fund’s investment advisory agreement with the Adviser is terminated. During the fiscal year ended November 30, 2025, the Adviser recouped $131,236 of prior years’ management fee reductions and expense reimbursements.

Example

This Example is intended to help you compare the cost of investing in the U.S. Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the U.S. Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the operating expenses of the U.S. Fund remain the same and the contractual agreement to limit expenses remains in effect only until April 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$126	$466	$828	$1,850
Institutional	$101	$313	$543	$1,202
A	$694	$1,032	$1,392	$2,404
C	$302	$742	$1,309	$2,853

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
C	$202	$742	$1,309	$2,853

Portfolio Turnover

The U.S. Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when U.S. Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the U.S. Fund’s performance. During the most recent fiscal year, the U.S. Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The U.S. Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of common stock of mid-capitalization and large-capitalization companies with low valuations relative to their long-term normalized earnings (i.e. projected earnings adjusted to smooth out cyclical effects in the economy).

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Under normal circumstances, the U.S. Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks traded on a United States (“U.S.”) securities exchange. Lyrical Asset Management LP (the “Adviser”) defines mid-capitalization companies as companies with a total market capitalization of between $2 and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of greater than $10 billion at the time of purchase.

The Adviser generates an initial pool of potential undervalued investment candidates from among the top 1,000 companies traded in the U.S. (ranked by capitalization) by using a proprietary screening process that looks at historical earnings and estimated future earnings to estimate a fair price for the stock of a company. Each investment candidate then goes through an extensive fundamental research process that has two objectives. First, the Adviser seeks to develop an in-depth understanding of the company’s business, including, without limitation, drivers of growth and profitability, position relative to competitors and competitive advantages, position and leverage with customers and suppliers, historical and potential business threats and opportunities, and management style, objectives and incentives. This process may include, without limitation, financial statements analysis, study of competitors, customers and suppliers, discussions with company management, review of past earnings calls and investor presentations, and some use of research from brokerage firms and independent research firms. Second, the Adviser seeks to understand why the stock of the investment candidate may be undervalued, to determine if the factors depressing the value of the stock are temporary or permanent. The Adviser seeks to make that determination by applying an in-depth understanding of the business and, as necessary, performing additional analysis specific to each company.

At the conclusion of the research/due diligence process, the Adviser seeks to include in the U.S. Fund’s portfolio businesses believed to be sufficiently undervalued and of sufficient quality and durability to compensate for the investment risks.

The Adviser sets a target price for each stock in the portfolio that is updated periodically, and when a stock reaches or exceeds its target price, the Adviser’s strategy typically requires that the stock be sold. A stock position may also be sold when the Adviser believes other investment opportunities are more attractive or that the stock is unlikely to benefit from current business, market or economic conditions.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the U.S. Fund. The success of the U.S. Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the U.S. Fund and there is no assurance that the U.S. Fund will achieve its investment objective. Because of the types of securities in which the U.S. Fund invests and the investment techniques the Adviser uses, the U.S. Fund is designed for investors who are investing for the long term. The U.S. Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the U.S. Fund are generally described below.

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Sector Risk. The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. As of November 30, 2025, 35.5% and 15.3% of the Fund’s net assets were invested in stocks within the technology sector and financials sector, respectively. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing products and technologies. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. They may face unexpected risks and costs associated with technological advances, such as artificial intelligence and machine learning. The values of securities of companies in the financial sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Style Risk. The Adviser’s method of security selection may not be successful and the U.S. Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated.

Market Risk. The return on and value of an investment in the U.S. Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, military action, environmental events, trade disputes, and epidemics, pandemics or other public health issues. During periods of market volatility, security prices (including securities held by the U.S. Fund) could fall drastically and rapidly and therefore adversely affect the U.S. Fund.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations.

Value Stock Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor.

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PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the U.S. Fund by showing changes in the U.S. Fund’s performance from year to year and by showing how the Institutional Class shares of the U.S. Fund’s average annual total returns for one year, five years, and ten years compare with those of a broad-based securities market index. How the U.S. Fund has performed in the past (before and after taxes) is not necessarily an indication of how the U.S. Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-888-884-8099 or by visiting the U.S. Fund’s website at www.lyricalvaluefunds.com.

Institutional Class Shares – Annual Total Return Years Ended December 31*

*	The U.S. Fund’s year-to-date return through December 31, 2025 is 17.84%.

Quarterly Returns During This Time Period

Highest:	28.09%	(quarter ended June 30, 2020)
Lowest:	(38.86%)	(quarter ended March 31, 2020)

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Average Annual Total Returns
(for periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	17.84%	12.79%	10.58%
Return After Taxes on Distributions	16.41%	12.20%	9.72%
Return After Taxes on Distributions and Sale of Fund Shares	11.57%	10.15%	8.47%
Investor Class
Return Before Taxes	17.57%	12.51%	10.27%
A Class			Since Inception (July 5, 2022)
Return before Taxes	10.78%	N/A	15.51%
C Class			Since Inception (July 5, 2022)
Return before Taxes	15.69%	N/A	16.62%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). The after-tax returns are shown for only one class of U.S. Fund shares and the after-tax returns for the other class of U.S. Fund shares will vary.

MANAGEMENT OF THE FUND

Lyrical Asset Management LP is the U.S. Fund’s investment adviser.

Portfolio Managers	Investment Experience with the U.S. Fund	Primary Title with Adviser
Andrew Wellington	Managing the U.S. Fund since its inception in 2013	Managing Partner, Chief Investment Officer
John Mullins	Managing the U.S. Fund since September 2022	Portfolio Manager
Dan Kaskawits	Managing the U.S. Fund since September 2022	Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

For A Class shares, the minimum initial investment amount for regular accounts is $1,000.

For C Class shares, the minimum initial investment amount for regular accounts is $1,000.

For Investor Class shares, the minimum initial investment amount for regular accounts is $2,500.

For Institutional Class shares, the minimum initial investment amount for regular accounts is $100,000.

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Minimum Additional Investment

Once an account is open, additional purchases of U.S. Fund shares may be made at any time in any amount.

General Information

You may purchase or redeem (sell) shares of the U.S. Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the U.S. Fund should be sent to the Lyrical U.S. Value Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246, or via overnight mail to the Lyrical U.S. Value Equity Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-888-884-8099 for assistance.

TAX INFORMATION

The U.S. Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase the U.S. Fund through a broker-dealer or any other financial intermediary (such as a bank), the U.S. Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the U.S. Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.

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Risk/Return Summary:
Lyrical International Value Equity Fund

INVESTMENT OBJECTIVE

The Lyrical International Value Equity Fund (the “International Fund”) seeks to achieve long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the International Fund. More information about these and other discounts is available (i) from your financial professional and (ii) in the section “Sales Charges” on page 34 of this Prospectus. Certain financial intermediaries may also offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations to this Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Exchange Fee	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	8.73%	3.54%
Interest and Dividend Expenses	0.08%	0.05%
Total Annual Fund Operating Expenses	9.91%	4.44%
Fee Waivers and/or Expense Reimbursement(1)	(8.59%)	(3.40%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement(1)	1.32%	1.04%

(1)	Lyrical Asset Management LP (the “Adviser”) has contractually agreed, until April 1, 2027, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses of each class of shares of the International Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the International Fund, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the International Fund’s business) to an amount not exceeding 0.99% of the average daily net assets of the Institutional Class shares and 1.24% of the average daily net assets of the Investor Class shares. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the International Fund for a period of 3 years after the date that such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to April 1, 2027, this agreement may not be modified or terminated without the approval of the International Fund’s Board of Trustees (the “Board”). This agreement will terminate automatically if the International Fund’s investment advisory agreement with the Adviser is terminated.

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Example

This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the operating expenses of the International Fund remain the same and the contractual agreement to limit expenses remains in effect only until April 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$134	$2,090	$3,858	$7,572
Institutional	$106	$1,034	$1,973	$4,366

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the International Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 109% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The International Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of common stocks of mid-capitalization and large-capitalization companies with low valuations relative to their long-term normalized earnings (i.e. projected earnings adjusted to smooth out cyclical effects in the economy).

Under normal circumstances, the International Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks traded on non-U.S. international developed market securities exchanges. The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $2 and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of greater than $10 billion at the time of purchase. Developed markets are those classified as such by Morgan Stanley Capital International (“MSCI”).

The Adviser generates an initial pool of potential undervalued investment candidates from among the top 1,500 companies traded in international developed markets (ranked by capitalization) by using a proprietary screening process that looks at historical earnings and estimated future

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earnings to estimate a fair price for the stock of a company. Each investment candidate then goes through an extensive fundamental research process that has two objectives. First, the Adviser seeks to develop an in-depth understanding of the company’s business, including, without limitation, drivers of growth and profitability, position relative to competitors and competitive advantages, position and leverage with customers and suppliers, historical and potential business threats and opportunities, and management style, objectives and incentives. This process may include, without limitation, financial statements analysis, study of competitors, customers and suppliers, discussions with company management, review of past earnings calls and investor presentations, and some use of research from brokerage firms and independent research firms. Second, the Adviser seeks to understand why the stock of the investment candidate may be undervalued, to determine if the factors depressing the value of the stock are temporary or permanent. The Adviser seeks to make that determination by applying an in-depth understanding of the business and, as necessary, performing additional analysis specific to each company.

At the conclusion of the research/due diligence process, the Adviser seeks to include in the International Fund’s portfolio businesses believed to be sufficiently undervalued and of sufficient quality and durability to compensate for the investment risks.

The Adviser sets a target price for each stock in the portfolio that is updated periodically, and when a stock reaches or exceeds its target price, the Adviser’s strategy typically requires that the stock be sold. A stock position may also be sold when the Adviser believes other investment opportunities are more attractive or that the stock is unlikely to benefit from current business, market or economic conditions.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the International Fund. The success of the International Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the International Fund and there is no assurance that the International Fund will achieve its investment objective. Because of the types of securities in which the International Fund invests and the investment techniques the Adviser uses, the International Fund is designed for investors who are investing for the long term. The International Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the International Fund are generally described below.

Sector Risk. The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. As of November 30, 2025, 28.6% and 22.8% of the Fund’s net assets were invested in stocks within the industrials sector and technology sector. The values of securities of companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. Companies in the industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and changes in general economic conditions, among other factors. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing products and

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technologies. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. They may face unexpected risks and costs associated with technological advances, such as artificial intelligence and machine learning.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of United States (“U.S.”) securities. Foreign securities may not be subject to uniform audit, financial reporting, or disclosure standards, practices, or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability and nationalization of companies or industries.

●	Foreign Currency Risk. Foreign securities also involve currency risk, which is the risk that the value of a foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Style Risk. The Adviser’s method of security selection may not be successful and the International Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated.

Market Risk. The return on and value of an investment in the International Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, military action, environmental events, trade disputes, and epidemics, pandemics or other public health issues. During periods of market volatility, security prices (including securities held by the International Fund) could fall drastically and rapidly and therefore adversely affect the International Fund.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations.

Value Stock Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor.

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PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the International Fund by showing changes in the International Fund’s performance from year to year and by showing how the Institutional Class shares of the International Fund’s average annual total returns for one year, five years and since inception compare with those of a broad-based securities market index. How the International Fund has performed in the past (before and after taxes) is not necessarily an indication of how the International Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-888-884-8099 or by visiting the International Fund’s website at www.lyricalvaluefunds.com.

Institutional Class Shares – Annual Total Return Years Ended December 31*

*	The International Fund’s year-to-date return through December 31, 2025 is 35.74%.

Quarterly Returns During This Time Period

Highest:	20.04%	(quarter ended December 31, 2022)
Lowest:	(14.30%)	(quarter ended June 30, 2022)

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Average Annual Total Returns
(for periods ended December 31, 2025)

	One Year	Five Years	Since Inception (March 2, 2020)
Institutional Class
Return Before Taxes	35.74%	8.66%	10.01%
Return After Taxes on Distributions	34.10%	7.76%	9.22%
Return After Taxes on Distributions and Sale of Fund Shares	22.68%	6.78%	7.95%
Investor Class			Since Inception (March 2, 2020)
Return Before Taxes	35.41%	8.41%	9.75%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	10.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). The after-tax returns are shown for only one class of International Fund shares and the after-tax returns for the other class of International Fund shares will vary

MANAGEMENT OF THE FUND

Lyrical Asset Management LP is the International Fund’s investment adviser.

Portfolio Managers	Investment Experience with the International Fund	Primary Title with Adviser
John Mullins	Managing the International Fund since its inception in 2020	Portfolio Manager
Dan Kaskawits	Managing the International Fund since its inception in 2020	Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

For Investor Class shares, the minimum initial investment amount for regular accounts is $2,500.

For Institutional Class shares, the minimum initial investment amount for regular accounts is $100,000.

Minimum Additional Investment

Once an account is open, additional purchases of International Fund shares may be made at any time in any amount.

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General Information

You may purchase or redeem (sell) shares of the International Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the International Fund should be sent to the Lyrical International Value Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246, or via overnight mail sent to Lyrical International Value Equity Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-888-884-8099 for assistance.

TAX INFORMATION

The International Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase the International Fund through a broker-dealer or any other financial intermediary (such as a bank), the International Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Fund over another investment. Certain of these payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objectives, Investment Strategies
and Related Risks

Lyrical U.S. Value Equity Fund

Investment Objective

The U.S. Fund seeks to achieve long-term capital growth. The U.S. Fund’s Board of Trustees (the “Board”) has reserved the right to change the investment objective of the U.S. Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Investment Strategies

The U.S. Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of common stock of mid-capitalization and large-capitalization companies with low valuations relative to their long-term normalized earnings (i.e., projected earnings adjusted to smooth out cyclical effects in the economy).

Under normal circumstances, the U.S. Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks traded on a United States securities exchange. The foregoing policy may be changed upon at least 60 days’ prior notice to shareholders. The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $2 and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of greater than $10 billion at the time of purchase.

The Adviser generates an initial pool of potential undervalued investment candidates from among the top 1,000 companies traded in the U.S. (ranked by capitalization) by using a proprietary screening process that looks at historical earnings and estimated future earnings to estimate a fair price for the stock of a company. Each investment candidate then goes through an extensive fundamental research process that has two objectives. First, the Adviser seeks to develop an in-depth understanding of the company’s business, including, without limitation, drivers of growth and profitability, position relative to competitors and competitive advantages, position and leverage with customers and suppliers, historical and potential business threats and opportunities, and management style, objectives and incentives. This process may include, without limitation, financial statements analysis, study of competitors, customers and suppliers, discussions with company management, review of past earnings calls and investor presentations, and some use of research from brokerage firms and independent research firms. Second, the Adviser seeks to understand why the stock of the investment candidate may be undervalued, to determine if the factors depressing the value of the stock are temporary or permanent. The Adviser seeks to make that determination by applying an in-depth understanding of the business and, as necessary, performing additional analysis specific to each company.

At the conclusion of the research/due diligence process, the Adviser seeks to include in the U.S. Fund’s portfolio businesses believed to be sufficiently undervalued and of sufficient quality and durability to compensate for the risks of the investment.

The Adviser sets a target price for each stock in the portfolio, which is updated periodically, and when a stock reaches or exceeds its target price, the Adviser’s strategy typically requires that the stock be sold. A stock position may also be sold when the Adviser believes other investment opportunities are more attractive or that the stock is unlikely to benefit from current business, market or economic conditions.

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Investment Risks

The principal risks associated with the U.S. Fund’s principal investment strategies are generally described below. As with any mutual fund investment, there is a risk that you could lose money by investing in the U.S. Fund. The success of the U.S. Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the U.S. Fund and there is no assurance that the U.S. Fund will achieve its investment objective. Because of the types of securities in which the U.S. Fund invests and the investment techniques the Adviser uses, the U.S. Fund is designed for investors who are investing for the long term. The U.S. Fund may not be appropriate for use as a complete investment program.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. In addition, there may be times when the returns for large capitalization companies generally trail returns of smaller companies or the overall stock market.

Management Style Risk. The Adviser’s method of security selection may not be successful and the U.S. Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the U.S. Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the U.S. Fund will be correct or produce the desired results.

Market Risk. The return on and value of an investment in the U.S. Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions. In a declining stock market, stock prices for all companies (including those in the U.S. Fund’s portfolio) may decline, regardless of their long-term prospects. During periods of market volatility, stock prices can change drastically, and you could lose money over short or long term periods. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, military actions, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that emerged in 2019 resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity and company closings and product cutbacks, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the long term effects of which are difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the U.S. Fund. During periods of market volatility, security prices (including securities held by the U.S. Fund) could fall drastically and rapidly and therefore adversely affect the U.S. Fund.

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Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Sector Concentration Risk – If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, technological, or other developments, may negatively impact all companies in a particular sector. This may increase the risk of loss in the Fund and its share price volatility. As of November 30, 2025, 35.5% and 15.3% of the Fund’s net assets were invested in stocks within the technology sector and financials sector, respectively. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing products and technologies. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. They may face unexpected risks and costs associated with technological advances, such as artificial intelligence and machine learning. The values of securities of companies in the financial sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

Value Stock Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the U.S. Fund’s value investment style may go out of favor with investors, negatively affecting the U.S. Fund’s performance.

In addition to the strategies and risks described above, the U.S. Fund may invest in other types of securities whose risks are described below and/or in the U.S. Fund’s Statement of Additional Information (“SAI”).

Investments in Money Market Instruments and Temporary Defensive Positions. The U.S. Fund will typically hold a portion of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements and money market mutual fund shares (“Money Market Instruments”). The U.S. Fund may invest in Money Market

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Instruments to maintain liquidity or pending the selection of investments. From time to time, the U.S. Fund also may, but should not be expected to, take temporary defensive positions inconsistent with the U.S. Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in Money Market Instruments. When the U.S. Fund invests in a money market mutual fund, the shareholders of the U.S. Fund generally will be subject to duplicative management fees. To the extent the U.S. Fund holds other registered investment companies, including money market mutual funds, the U.S. Fund will incur acquired fund fees and expenses (as defined by the Securities and Exchange Commission). Anytime the U.S. Fund takes a temporary defensive position, it may not achieve its investment objective.

Portfolio Holdings and Disclosure Policy. A description of the U.S. Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the U.S. Fund’s SAI.

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Lyrical International Value Equity Fund

Investment Objective

The International Fund seeks to achieve long-term capital growth. The International Fund’s Board of Trustees (the “Board”) has reserved the right to change the investment objective of the International Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Investment Strategies

The International Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of common stocks of mid-capitalization and large-capitalization companies with low valuations relative to their long-term normalized earnings (i.e. projected earnings adjusted to smooth out cyclical effects in the economy).

Under normal circumstances, the International Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks traded on non-U.S. international developed market securities exchanges. The foregoing policy may be changed upon a least 60 days’ prior written notice to shareholders. Lyrical Asset Management LP (the “Adviser”) defines mid-capitalization companies as companies with a total market capitalization of between $2 and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of greater than $10 billion at the time of purchase. Developed markets are those classified as such by MSCI.

The Adviser generates an initial pool of potential undervalued investment candidates from among the top 1,500 companies traded in international developed markets (ranked by capitalization) by using a proprietary screening process that looks at historical earnings and estimated future earnings to estimate a fair price for the stock of a company. Each investment candidate then goes through an extensive fundamental research process that has two objectives. First, the Adviser seeks to develop an in-depth understanding of the company’s business, including, without limitation, drivers of growth and profitability, position relative to competitors and competitive advantages, position and leverage with customers and suppliers, historical and potential business threats and opportunities, and management style, objectives and incentives. This process may include, without limitation, financial statements analysis, study of competitors, customers and suppliers, discussions with company management, review of past earnings calls and investor presentations, and some use of research from brokerage firms and independent research firms. Second, the Adviser seeks to understand why the stock of the investment candidate may be undervalued, to determine if the factors depressing the value of the stock are temporary or permanent. The Adviser seeks to make that determination by applying an in-depth understanding of the business and, as necessary, performing additional analysis specific to each company.

At the conclusion of the research/due diligence process, the Adviser seeks to include in the International Fund’s portfolio businesses believed to be sufficiently undervalued and of sufficient quality and durability to be large enough to compensate for the risks of the investment.

The Adviser sets a target price for each stock in the portfolio that is updated periodically, and when a stock reaches or exceeds its target price, the Adviser’s strategy typically requires that the stock be sold. A stock position may also be sold when the Adviser believes other investment opportunities are more attractive or that the stock is unlikely to benefit from current business, market or economic conditions.

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Investment Risks

The principal risks associated with the International Fund’s the principal investment strategies are generally described below. As with any mutual fund investment, there is a risk that you could lose money by investing in the International Fund. The success of the International Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the International Fund and there is no assurance that the International Fund will achieve its investment objective. Because of the types of securities in which the International Fund invests and the investment techniques the Adviser uses, the International Fund is designed for investors who are investing for the long term. The International Fund may not be appropriate for use as a complete investment program.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting, or disclosure standards, practices, or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability and nationalization of companies or industries. In addition, the dividend and interest payable on certain of the International Fund’s foreign securities may be subject to foreign withholding taxes.

●	Foreign Currency Risk. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the International Fund will be subject to the risks associated with fluctuations in currency values. The value of the International Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. The International Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar. As a result, the International Fund’s exposure to foreign currencies may reduce the returns of the Fund.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. In addition, there may be times when the returns for large capitalization companies generally trail returns of smaller companies or the overall stock market.

Management Style Risk. The Adviser’s method of security selection may not be successful and the International Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the International Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the International Fund will be correct or produce the desired results.

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Market Risk. The return on and value of an investment in the International Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions. In a declining stock market, stock prices for all companies (including those in the International Fund’s portfolio) may decline, regardless of their long-term prospects. During periods of market volatility, stock prices can change drastically, and you could lose money over short- or long-term periods. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, military actions, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that emerged in 2019 resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity and company closings and product cutbacks, as well as general concern and noncertainty, thus causing significant disruptions to global business activity and financial markets, the long term effects of which are difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the International Fund. During periods of market volatility, security prices (including securities held by the International Fund) could fall drastically and rapidly and therefore adversely affect the International Fund.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Sector Concentration Risk – If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, technological, or other developments, may negatively impact all companies in a particular sector. This may increase the risk of loss in the Fund and its share price volatility. As of November 30, 2025, 28.6% and 22.8% of the Fund’s net assets were invested in stocks within the industrials sector and technology sector. The values of securities of companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. Companies in the industrials sector may be adversely affected

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by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and changes in general economic conditions, among other factors. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing products and technologies. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. They may face unexpected risks and costs associated with technological advances, such as artificial intelligence and machine learning.

Value Stock Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the International Fund’s value investment style may go out of favor with investors, negatively affecting the International Fund’s performance.

In addition to the strategies and risks described above, the International Fund may invest in other types of securities whose risks are described below and/or in the International Fund’s SAI.

Investments in Money Market Instruments and Temporary Defensive Positions. The International Fund will typically hold a portion of its assets in cash or Money Market Instruments. The International Fund may invest in Money Market Instruments to maintain liquidity or pending the selection of investments. From time to time, the International Fund also may, but should not be expected to, take temporary defensive positions inconsistent with the International Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in Money Market Instruments. When the International Fund invests in a money market mutual fund, the shareholders of the International Fund generally will be subject to duplicative management fees. To the extent the International Fund holds other registered investment companies, including money market mutual funds, the International Fund will incur acquired fund fees and expenses (as defined by the Securities and Exchange Commission). Anytime the International Fund takes a temporary defensive position, it may not achieve its investment objective.

Portfolio Holdings and Disclosure Policy. A description of the International Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the International Fund’s SAI.

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Fund Management

The Investment Adviser

Lyrical Asset Management LP, with a principal address of 250 West 55th Street, 37th Floor, New York, New York 10019, serves as the investment adviser to the U.S. Fund and the International Fund (each a “Fund” and collectively, the “Funds”). Pursuant to an Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) for each Fund, the Adviser provides each Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolios. The Adviser was organized in 2008 and also provides investment advisory services to high net worth individuals, institutional investors, investment companies and an Undertaking for Collective Investment in Transferable Securities (“UCITS”) fund.

For its services, each Fund pays the Adviser a monthly investment advisory fee (the “Management Fee”) computed at the annual rate of 0.85% of the Fund’s average daily net assets under the terms of its Advisory Agreement. The Adviser has contractually agreed under an expense limitation agreement (the “Expense Limitation Agreement”) with the U.S. Fund, until April 1, 2027, to reduce its Management Fee and to reimburse U.S. Fund expenses to the extent necessary to limit Total Annual Operating Expenses of the U.S. Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the U.S. Fund’s business) to an amount not exceeding 1.24% of the average daily net assets of the U.S. Fund for the Investor Class shares, 0.99% of the average daily net assets of the U.S. Fund for the Institutional Class shares, 1.24% of the average daily net assets of the A Class shares, and 1.99% of the average daily net assets of the C Class shares. The Adviser has contractually agreed under an Expense Limitation Agreement with the International Fund, until April 1, 2027, to reduce its Management Fee and to reimburse International Fund expenses to the extent necessary to limit Total Annual Operating Expenses of the International Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the International Fund, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the International Fund’s business) to an amount not exceeding 1.24% of the average daily net assets of the International Fund for the Investor Class shares and 0.99% of the average daily net assets of the International Fund for the Institutional Class shares. The Expense Limitation Agreement for each Fund may be terminated by the Adviser or the Board, without approval by the other party, at any time upon not less than 60 days’ notice to the other party as set forth in the Expense Limitation Agreement. The applicable Expense Limitation Agreement will terminate automatically if that Fund’s Advisory Agreement with the Adviser is terminated. The total Management Fee paid to the Adviser, as a percentage of average net assets, for the fiscal year ended November 30, 2025, was 0.85% for the U.S. Fund, net of fee reductions and expense reimbursements and 0.00% for the International Fund, net of fee reductions and expense reimbursements.

A discussion of the factors considered by the Board in its approval of the Funds’ Advisory Agreement with the Adviser, including the Board’s conclusions with respect thereto, is available in Funds’ Semi-Annual Report to shareholders for the fiscal period ended May 31, 2025.

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Portfolio Managers

The following individuals have primary responsibility for day-to-day management of each Fund’s portfolio:

Andrew Wellington is a portfolio manager of the U.S. Fund. Mr. Wellington has been a Managing Partner and the Chief Investment Officer of the Adviser since it was founded in 2008. Prior to joining Lyrical, Mr. Wellington established and managed the New Mountain Vantage Fund, a value-oriented, long-only, activist hedge fund at New Mountain Capital. Before joining New Mountain Capital, Mr. Wellington managed the institutional mid-capitalization value product at Neuberger Berman and was a founding member of Pzena Investment Management, serving as its original research analyst. Mr. Wellington graduated summa cum laude from the Management & Technology dual-degree program at University of Pennsylvania.

John Mullins is a portfolio manager of the U.S. Fund and the International Fund. Mr. Mullins is an Associate Portfolio Manager of the Adviser, having joined the Adviser in 2017. Prior to joining the Adviser, Mr. Mullins served as a Senior Analyst at Clearfield Capital Management starting in 2016, and prior to that was an Analyst at Elm Ridge Capital starting in 2014. Previously, Mr. Mullins was an investment analyst with Orbis Investment Management beginning in 2010. Mr. Mullins graduated with a B.A., English from Yale University and received an MBA from the Stanford Graduate School of Business.

Dan Kaskawits is a portfolio manager of the U.S. Fund and the International Fund. Mr. Kaskawits is an Associate Portfolio Manager of the Adviser, having joined the Adviser in 2018. Prior to joining the Adviser, Mr. Kaskawits served as an Analyst with Elm Ridge Capital starting in 2011. Mr. Kaskawits graduated with a B.S., Management from Tulane University and received an MBA from Columbia Business School. Mr. Kaskawits has earned the right to use the CFA designation.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their respective ownership of shares of the Funds.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”, the “Administrator”, or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Funds by Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating net asset values (“NAVs”) and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third-party service provider contracts on behalf of the Funds.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Funds’ principal underwriter and serves as the exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities.

The Funds’ SAI has more detailed information about the Adviser and other service providers to the Funds.

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Distribution Plan

Each Fund has adopted a plan of distribution for its Investor Class shares and the U.S. Fund’s A Class shares and C Class shares (the “12b-1 Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The 12b-1 Plan allows each Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of that Fund’s Investor Class shares. The annual fees payable under the 12b-1 Plan may not exceed an amount equal to 0.25% of the A Class shares’ average daily net assets and 1.00% of the C Class shares’ average daily net assets of the U.S. Fund, and 0.25% of the Investor Class shares’ average daily net assets of each Fund. Because 12b-1 Plan fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Expenses related to the distribution and servicing of the U.S. Fund’s A Class shares and C Class shares, and each Fund’s Investor Class shares may include, but are not limited to, payments to securities dealers and other persons who are engaged in the sale of A Class shares or C Class shares of the U.S. Fund, or Investor Class shares of that Fund and who may be advising shareholders regarding the sale or retention of such shares; expenses of maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent or the Funds; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing or distributing prospectuses and SAIs and reports for recipients other than existing shareholders of that Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as each Fund may, from time to time, deem advisable; and any other expenses related to the distribution and servicing of the U.S. Fund’s A Class shares and C Class shares, or each Fund’s Investor Class shares. The Adviser may make additional payments to financial organizations from its own assets. The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Funds.

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How the Funds Value Their Shares

The NAV of each Fund is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. Each Fund generally values its portfolio securities at their current market values determined based on available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith by the Adviser, as the Funds’ valuation designee, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. When fair value pricing is employed, the prices of securities used by each Fund to calculate its NAV are based on the consideration by that Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of a Fund are invested in other registered investment companies that are not listed on an exchange that Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Your order to purchase or redeem shares is priced at the NAV per share next calculated after your order is received in proper form by that Fund. An order is considered to be in “proper form” if it includes all necessary information and documentation related to the purchase or redemption request, and, if applicable, payment in full of the purchase amount.

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How to Buy Shares

Shares are available for purchase from the Funds every day the NYSE is open for business, at the NAV per share next calculated after receipt of a purchase order in proper form. Each Fund reserves the right to reject any purchase request and/or suspend its offering of shares at any time. Investors who purchase shares through a broker-dealer or other financial intermediary may be charged a fee by such broker-dealer or intermediary. The Funds mail you confirmations of all purchases or redemptions of Fund shares if shares are purchased directly through the Funds. Certificates representing Fund shares are not issued.

Choosing a Share Class

The U.S. Fund offers four classes of shares: A Class shares, C Class shares, Investor Class shares and Institutional Class shares. The International Fund offers two classes of shares: Investor Class shares and Institutional Class shares. Each share class of a Fund represents an ownership interest in the same investment portfolio of the Fund and has the same rights but each class has its own expense structure.

Each share class has its own shareholder eligibility criteria, cost structure and other features. The following summarizes the primary features of A Class shares and C Class shares of the U.S. Fund and Investor Class shares and Institutional Class shares of each Fund. Contact your financial intermediary or a Fund for more information about each Fund’s share classes and how to choose between them.

Class Name	Investment Minimum		Features
U.S. Fund

A Class	Initial: $1,000	●	Front-End Sales Charge:
	Subsequent: $0		Your Investment Is:	As a Percentage of Offering Price:

			Less than $50,000	5.75%

			$50,000 but less than $100,000	4.75%

			$100,000 but less than $250,000	3.75%

			$250,000 but less than $500,000	2.75%

			$500,000 but less than $1,000,000	2.00%

			$1,000,000 and over*	None

			* Subject to Contingent Deferred Sales Charge

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		●	Contingent Deferred Sales Charge – 1.00% on purchases of $1,000,000, or more, if redeemed during the first 18 months

		●	Rule 12b-1 Fee – 0.25%

		●	Management Fee – 0.85%

		●	Expense Limitation – 1.24%

C Class	Initial: $1,000	●	Front-End Sales Charge – None

	Subsequent: $0	●	Contingent Deferred Sales Charge – 1.00% on shares redeemed within one year of purchase

		●	year of purchase date

		●	Rule 12b-1 Fee – 1.00%

		●	Management Fee – 0.85%

		●	Expense Limitation – 1.99%

		●	Conversion – C Class shares automatically convert to A Class shares after 8 years, provided that records held by the Funds or your financial intermediary verify C Class shares have been held for at least 8 years.

U.S. Fund and International Fund

Investor Class	Initial: $2,500	●	Front-End Sales Charge – None

	Subsequent: $0	●	Contingent Deferred Sales Charge – None

		●	Rule 12b-1 Fee – 0.25%

		●	Management Fee – 0.85%

		●	Expense Limitation – 1.24%

Institutional Class	Initial: $100,000	●	Front-End Sales Charge – None

	Subsequent: $0	●	Contingent Deferred Sales Charge – None

		●	Rule 12b-1 Fee – None

		●	Management Fee – 0.85%

		●	Expense Limitation – 0.99%

An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which classes of shares are available through the intermediary.

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When you choose your class of shares, you should consider the size of your anticipated investment. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals. If you qualify to purchase Investor Class shares, you should purchase them rather than A Class shares or C Class shares because the A Class shares and C Class shares have higher expenses than the investor Class shares. If you qualify to purchase Institutional Class shares, you should purchase them rather than the A Class, C Class, and Investor Class shares because the A Class, C Class, and Investor Class shares have higher expenses than the Institutional Class shares. Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses.

A Class Shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in the Fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). The Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. A Class Shares have lower ongoing distribution and shareholder services fees (“Rule 12b-1 Fees”) than C Class Shares. Over time, C Class Shares can incur Rule 12b-1 Fees that are equal to or more than the front-end sales charge and Rule 12b-1 Fees you would pay for A Class Shares. Although the full amount of your purchase price of C Class Shares is invested in a Fund, your return on this money will be reduced by the expected higher annual expenses of C Class Shares.

You may convert shares of one class of shares to any other class of shares for which you qualify to purchase. Conversion will be based on the relative NAV per share of the two Classes on the conversion date.

Minimum Initial Investment

For A Class shares of the U.S. Fund, the minimum initial investment amount for regular accounts is $1,000. For C Class shares of the U.S. Fund, the minimum initial investment amount for regular accounts is $1,000. For Investor Class shares, the minimum initial investment for regular accounts in each Fund is $2,500. For Institutional Class shares, the minimum initial investment in each Fund for regular accounts is $100,000. These minimum investment requirements may be waived or reduced for any reason at the discretion of the Funds.

Purchase Requests in Good Order

A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed account application (for new accounts).

●	The exact dollar amount of the investment.

●	For existing accounts, the account number and the name(s) exactly as registered on the account.

●	Payment in U.S. dollars, payable to the Fund.

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

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Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.

Opening an Account

An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to the applicable Fund; please reference A Class or C Class for the U.S. Fund and Investor Class or Institutional Class for either Fund to ensure proper crediting to your account.

●	Mail the application and the check to the Transfer Agent at the following address:

Regular/Express Mail

Lyrical U.S. Value Equity Fund/Lyrical International Value Equity Fund (as appropriate)
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707

Cincinnati, OH 45246

-or-

Overnight Mail

Lyrical U.S. Value Equity Fund/Lyrical International Value Equity Fund (as appropriate)
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Shares will be issued at the NAV per share next computed after receipt of your application, in proper form, and check. When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●	The name of the Fund,

●	The dollar amount of shares to be purchased,

●	A completed purchase application or investment stub, and Check payable to the Lyrical U.S. Value Equity Fund/Lyrical International Value Equity Fund (as appropriate).

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions.

Unacceptable Forms of Payment

Cash equivalents, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), as well as counter checks, starter checks, traveler’s checks, money orders, credit card checks, and payments drawn on non-U.S. financial institutions, will generally not be accepted for the purchase of Fund shares.

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Payment for Shares and Good Funds Policy

The Fund accepts payment for shares by check, Automated Clearing House (“ACH”) transfer, or wire transfer. All purchase orders are subject to acceptance by the Fund and will be executed at the next net asset value (“NAV”) calculated after the order is received.

Payments made by check or ACH may be subject to a collection period to ensure that Funds have cleared and are received in “good funds.” The Fund and its Transfer Agent reserve the right to delay the disbursement of redemption or exchange proceeds from shares purchased by check or ACH for up to 10 calendar days (or longer, if necessary) to allow the payment to clear.

During this period, the proceeds of newly purchased shares are not available for redemption or exchange. This policy does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt.

If a check or ACH payment does not clear, the purchase order will be cancelled, and the investor will be responsible for any resulting loss incurred by the Fund or its Transfer Agent, as well as any applicable fees.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

Automated Clearing House (ACH) Purchases

Shareholders may purchase shares of the Fund through the Automated Clearing House (“ASH”) network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars.

Initial and Subsequent Purchases by ACH. ACH may be used for both initial subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Fund or its transfer agent).

Bank Account Requirements. The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholders(s). ACH transfer initiated from a third-party bank account will not be accepted.

Right to Reject/Good Order. The Fund and its transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, and documentation have been received in proper form and are acceptable to the Fund or its transfer agent.

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By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-888-884-8099 to obtain the necessary information to instruct your financial institution to wire your investment. A representative will assist you in obtaining an account application, which must be completed, signed and faxed (or mailed) to the Transfer Agent before payment by wire will be accepted.

The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of a Fund. An order, following proper advance notification to the Transfer Agent, is considered received when U.S. Bank, N.A., the Funds’ custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV per share next computed after receipt of your wire in proper form.

Returned Check/NSF Fee. If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Fund. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds at the NAV per share next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive purchase orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order in proper form. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased and whether other classes of shares of the Funds may be available on the financial intermediary’s platform. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers, depending upon the nature and terms of the financial intermediaries’ particular platform. These organizations may charge you transaction fees or require payment of a commission to a broker on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through a Fund. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made at any time in any amount. Additional purchases must be submitted in proper form as described below. Additional purchases may be made:

●	By sending a check, made payable to the applicable Fund in which you are investing, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246, or by overnight

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mail c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

●	By wire to the account of the applicable Fund in which you are investing as described under “Opening an Account – By Wire.” Shareholders are required to call the Transfer Agent at 1-888-884-8099 before wiring funds.

●	Through your brokerage firm or other financial institution.

●	By ACH purchase. To have this option added to your account, please send a letter to the applicable Fund requesting this option and supply a voided check for the bank account information. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

Automatic Investment Plan (“AIP”)

Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder. There is no minimum investment amount required to participate in the AIP. Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions may be used. The Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

Purchases in Kind

The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for the applicable Fund, the marketability of such securities, and other factors that the Funds may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the applicable Fund’s NAV.

Anti-Money Laundering Program

Customer identification and verification is part of each Fund’s overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, each Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are required by applicable law or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

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Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, other taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Funds will not be responsible for any loss incurred due to the Funds’ inability to verify your identity.

Other Fees

The Fund’s Transfer Agent may charge account maintenance or transaction fees including, but not limited to, an annual IRA custodial fee (currently $25), statement retrieval fees (currently $25 per request) and fees for removal of excess contributions or Roth conversions or recharacterizations (currently $25 per transaction). These fees may change in the future.

Sales Charges

Front-End Sales Charges – A Class Shares – U.S. Fund only

The offering price of A Class shares is the next calculated NAV per share after the U.S. Fund receives your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on the amount of your investment.

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The sales charges are set forth below:

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment	Dealer Reallowance as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over(1)	None	None	1.00%

(1)	A Class share purchases of $1,000,000 or more are subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed during the first 18 months after purchase unless the dealer, at its discretion, has waived the CDSC.

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. Your financial intermediary may not offer any or all of the waivers or discounts discussed below, in which case you would be required to purchase A Class shares directly from the U.S. Fund or through another intermediary in order to receive the desired waiver or discount. Investors investing in a Fund through an intermediary should consult “Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries” below.

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Waiver of Front-End Sales Charge – A Class Shares – U.S. Fund only

Certain investors may be eligible for a waiver of the sales loads due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on A Class shares of the U.S. Fund purchased:

●	Through reinvestment of dividends and distributions;

●	Through an account advised or sub-advised by the Adviser or its affiliates;

●	By persons repurchasing shares they redeemed within the last 90 days (see “Repurchase of A Class Shares”);

●	By employees, officers and directors, and members of their family, of the Adviser and its affiliates;

●	By persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs as long as the plan was previously invested in one or more of the Funds;

●	By investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

●	Through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge;

●	Purchases by registered representatives and other employees of certain financial intermediaries (and their family members) having selling agreements with the Adviser or distributor; and

●	Certain other investors as deemed appropriate by the Adviser.

You should inquire with your financial intermediary regarding whether a waiver of front-end sales charge is applicable to you.

Repurchase of A Class Shares – U.S. Fund only

You may repurchase any amount of A Class shares of the U.S. Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Class shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the U.S. Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your A Class shares, and you should consult your tax advisor if recognizing such a loss is important to you.

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Rights of Accumulation – U.S. Fund only

In calculating the appropriate sales charge rate, this right allows you to add the value of the A Class shares of the U.S. Fund you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any A Class shares of the U.S. Fund you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding Fund shares held by you or related accounts at the Funds or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

Letter of Intent – U.S. Fund only

You may purchase A Class shares of the U.S. Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Class shares of the U.S. Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The U.S. Fund will only consider the value of A Class shares sold subject to a sales charge. As a result, shares of the A Class shares of the U.S. Fund purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of A Class shares of the U.S. Fund based on shares you intend to purchase over the 13-month period, you must send the U.S. Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the U.S. Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of A Class shares of the U.S. Fund at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege – U.S. Fund only

When calculating the appropriate sales charge rate, the U.S. Fund will combine same-day purchases of A Class shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to A Class shares of the U.S. Fund you purchase with a Letter of Intent.

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Contingent Deferred Sales Charges – A Class Shares – U.S. Fund only

You will not pay a front-end sales charge if you purchase $1,000,000 or more of A Class shares of the U.S. Fund. However, A Class share purchases of $1,000,000 or more of the U.S. Fund, are subject to a 1.00% CDSC if redeemed within 18 months of purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after a Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price.

The CDSC may be waived under the following circumstances:

●	in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the A Class shares of the U.S. Fund being redeemed;

●	in the event of the death of the shareholder (including a registered joint owner); and

●	redemptions of A Class shares where the U.S. Fund’s distributor did not pay a sales commission when such shares were purchased.

Contingent Deferred Sales Charges – C Class Shares – U.S. Fund only

You will not pay a front-end sales charge if you purchase C Class shares of the U.S. Fund. However, you may pay a CDSC of 1.00% on any C Class Shares you sell within 12 months after your purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after a Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price.

The CDSC may be waived under the following circumstances:

●	in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the C Class shares of the U.S. Fund being redeemed;

●	in the event of the death of the shareholder (including a registered joint owner); and

●	redemptions of C Class shares where the U.S. Fund’s distributor did not pay a sales commission when such shares were purchased.

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Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries – U.S. Fund only

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). For the variations applicable to shares offered through certain intermediary platforms, please see Appendix A – Financial Intermediary Sales Charge Variations. All variations described in Appendix A are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the U.S. Fund or through another intermediary.

In all instances, it is the purchaser’s responsibility to notify the U.S. Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts.

General Information about Sales Charges – U.S. Fund only

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Funds’ distributor may pay dealers up to 5.75% on investments of less than $1,000,000 in A Class shares of the U.S. Fund. From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance (i.e. a fee or compensation) of the entire sales charge may be considered underwriters for the purpose of federal securities law. The U.S. Fund’s distributor may pay dealers up to 1.00% on investments in C Class shares.

The U.S. Fund’s distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Fund’s distributor from any sales charge it receives or from any other source available to it. Under any such program, the Fund’s distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

Information regarding the Fund’s sales charges may be obtained free of charge by calling toll-free 1-888-884-8099.

Because this Prospectus is available on the U.S. Fund’s website free of charge, the Fund does not separately make information regarding the Fund’s sales charges available on the website.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Funds’ portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Funds’ shares. The Funds do not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

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The Board has adopted policies and procedures in an effort to detect and prevent disruptive trading, including market timing in the Funds. Each Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the Fund’s policies. Each Fund prepares reports illustrating purchase and redemption activity to detect disruptive trading activity. When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to frequent trading. Instead each Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. Each Fund may also modify any terms or conditions of purchases of Fund shares or withdraw all or any part of the offering made by this Prospectus. Each Fund’s policies and procedures to prevent disruptive trading activity are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in each Fund.

When financial intermediaries establish omnibus accounts in a Fund for their clients, the Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or disruptive trading. If a Fund detects potentially disruptive trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers the Funds’ shares through an omnibus account has entered into an information sharing agreement with the Funds designed to assist the Funds in stopping future disruptive trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest in a Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although each Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

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HOW TO EXCHANGE SHARES

Shares of a Fund may be exchanged at NAV for shares of the other Fund in this Prospectus. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of the other Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Fund. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-855-784-2399. Please provide the following information:

●	Your name and telephone number;

●	The exact name of your account and your account number;

●	Taxpayer identification number (usually your Social Security number);

●	Dollar value or number of shares to be exchanged;

●	The name of the Fund from which the exchange is to be made; and

●	The name of the Fund into which the exchange is being made.

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. “Reasonable procedures” include the Transfer Agent confirming that the account is eligible for telephone transactions, requesting some form of personal identification (e.g., social security number, date of birth, etc.) from you prior to acting on telephonic instructions, and getting a verbal confirmation from you on a recorded line at the time of the trade. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

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How to Redeem Shares

Shares of each Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV per share next determined after the Transfer Agent receives your redemption request in proper form as described below. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to:

Regular/Express Mail

Lyrical U.S. Value Equity Fund or Lyrical International Value Equity Fund (as appropriate)
c/o Ultimus Fund Solutions, LLC, P.O. Box 46707

Cincinnati, OH 45246

-or-

Overnight Mail

Lyrical U.S. Value Equity Fund or Lyrical International Value Equity Fund (as appropriate)

c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450

Cincinnati, OH 45246.

Written requests must be in good order and state the shareholder’s name, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered with each Fund.

Redemption Requests in Good Order

A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption.

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order

Medallion Signature Guarantee Requirements. To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent (the “Transfer Agent”) may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

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The Fund and/or the Transfer Agent may require an MSG in situations including, but not limited to, the following:

●	The redemption amount exceeds $100,000 (or such other threshold as may be established by the Fund and/or the Transfer Agent);

●	Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;

●	Proceeds are requested to be made payable to a person or entity other than the registered account owner;

●	Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or

●	Any other circumstance in which the Fund or the Transfer Agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. You may purchase, exchange, or redeem Fund shares by calling 1-877-FUND-WHG (1-877-386-3944). Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $100,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.

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The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized of fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Federal and State Income Tax Withholding (IRAs and Other Retirement Accounts). Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV per share next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive redemption orders on each Fund’s behalf. Each Fund calculates its NAV as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time). Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received, in proper form. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. A redemption to a bank other than the bank of record requires a signature guarantee and any redemption to a bank other than the bank of record is transmitted by federal wire transfer.

ReFlow Liquidity Program. Each Fund may participate in the ReFlow liquidity program as described in the SAI, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. A Fund may meet redemption requests in-kind under the ReFlow liquidity program. There is no assurance that ReFlow will have sufficient funds available to meet a Fund’s liquidity needs on a particular day. Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitations described under “Frequent Trading Policies.”

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Receiving Payment

The length of time each Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. Each Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one (1) to three (3) business days; and

●	For payment by wire or ACH, the Fund typically expects to process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time a Fund typically expects and may take up to 7 calendar days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 calendar days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Minimum Account Balance

Involuntary Redemptions. To minimize Fund operating expenses, the Fund reserves the right to redeem your shares and close your account if your account balance falls below the initial investment amount for any reason other than a decline in the Fund’s net asset value (“NAV”). If your account falls below this required amount, the Fund will provide you with 30 days’ written notice to increase your account balance. If the balance is not brought up to the required amount within this notice period, the Fund may, at its sole discretion, redeem all shares and mail a check for the proceeds to our address of record.

All shares of the Fund are also subject to voluntary redemption if the Board of Trustees determines, in its sole discretion, to liquidate the Fund. In such an event, the Fund will provide notice to shareholders but will not be required to obtain shareholder approval prior to such liquidation. Any involuntarily liquidation or redemption is generally considered a taxable event and will create a capital gain or a capital loss. Shareholders should consult their tax advisers regarding any potential tax consequences.

Systematic Withdrawal Plan (“SWP”)

Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder. Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

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Other Redemption Information

Generally, all redemptions will be paid in cash. Each Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian, if available. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if that Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund’s shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings to the redeeming shareholder within 7 calendar days after the Fund’s receipt of the redemption order in proper form. If a Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you may pay taxes and brokerage charges associated with selling the securities.

Other Fees

The Fund’s Transfer Agent may charge account maintenance or transaction fees including, but not limited to, fees for outbound wires ($15 per wire), IRA withdrawal fees (transfer or redemption) ($25 per withdrawal), and overnight delivery fees ($35 per overnight delivery). These fees may change in the future.

Automatic Conversion of C Class Shares to A Class Shares – U.S. Fund only

C Class shares automatically convert to A Class shares in the U.S. Fund after 8 years, provided that the U.S. Fund or the financial intermediary through which the shareholder purchased the C Class shares has records verifying that the C Class shares have been held for at least 8 years. Due to operational limitations at your financial intermediary, your ability to have your C Class shares automatically converted to A Class shares may be limited. (For example, automatic conversion of C Class shares to A Class shares will not apply to shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging. Such C Class shares would not satisfy the conditions for the automatic conversion.) Please consult your financial representative for more information. The automatic conversion of C Class shares to A Class shares would occur on the basis of the relative NAVs of the two classes without the imposition of any sales charges or other charges. C Class shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to A Class shares on a pro rata basis with the C Class shares. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the conversion of C Class shares to A Class shares in the same Fund.

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Account Statements and Transaction Confirmations

You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring bases, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation of such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

Uncashed Checks and Automatic Dividend and Capital Gain Reinvestment

If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gains distributions reinvested into your account as additional shares if any of the following occur:

1.	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;

2.	Dividends and capital gain distributions checks are not cashed within 180 days; or

3.	Bank account of record is no longer valid.

Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of the sale.

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For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

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Dividends, Distributions and Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own advisors for advice about the particular federal, state, and local tax consequences of investing in the Funds.

Income dividends and net capital gain distributions, if any, are normally declared and paid annually by each Fund in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Funds unless you elect to receive them in cash. Although each Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by each Fund, regardless of whether distributions are paid in cash or reinvested in additional shares of a Fund.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of a Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of a Fund, certain income from such Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

Each Fund has qualified and plans to continue to qualify as a regulated investment company for federal income tax purposes, and as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. If it meets certain minimum distribution requirements, a regulated investment company will not be subject to federal income tax on its taxable income and gains from investments that it timely distributes to its shareholders. Each Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

However, a Fund’s failure to qualify as a regulated investment company or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders. In order to qualify for taxation as a regulated investment company, a Fund must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the SAI. Each Fund will monitor its investments with the objective of maintaining its qualification as a regulated investment company under the Code.

When you redeem a Fund’s shares, you will generally realize a capital gain or loss if you hold the shares as capital assets. Except for investors who hold their respective Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, and tax-exempt investors that do not borrow to purchase a Fund’s shares, any gain realized on a redemption of a Fund’s shares will be subject to federal income tax. However, certain exchanges of shares may be exempt from tax, including exchanges of a Fund’s shares for shares of a different class of such Fund. All or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed if you purchase other substantially identical shares within 30 days before or 30 days after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

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U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

You will be notified by February 15th of each year about the federal tax status of distributions made by each Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires each Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Cost Basis Reporting

The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012.

The Fund’s default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services as (888) 884-8099, or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax adviser to determine which method is most suitable for your individual circumstances.

Shareholders that are not “U.S. persons” within the meaning of the Code should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of U.S. tax rules and tax rules of other applicable jurisdictions to their investment in a Fund.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years for the U.S. Fund and the years of operations for the International Fund. Certain information reflects financial results for a single Fund share. The total return in the tables represent the rate that an investor would have earned on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year that ended November 30, 2025, has been audited by the Funds’ independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Funds’ financial statements, may be obtained at no charge by calling the Funds at 1-888-884-8099 or by visiting the Funds’ website at www.lyricalvaluefunds.com. The financial information for the fiscal years or periods ended prior to November 30, 2023 were audited by another independent registered public accounting firm.

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LYRICAL U.S. VALUE EQUITY FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Nov. 30, 2025	Year Ended Nov. 30, 2024		Year Ended Nov. 30, 2023		Year Ended Nov. 30, 2022	Year Ended Nov. 30, 2021
Net asset value at beginning of year	$28.06	$21.11		$19.16		$21.59	$16.68

Income (loss) from investment operations:
Net investment income(a)	0.07	0.05		0.10		0.07	0.03
Net realized and unrealized gains (losses) on investments and foreign currencies	1.94	7.03		1.93		(1.54)	5.02
Total from investment operations	2.01	7.08		2.03		(1.47)	5.05

Less distributions from:
Net investment income	(0.05)	(0.10)		(0.08)		(0.03)	(0.14)
Net realized gains	(1.48)	(0.03)		—		(0.93)	—
Total distributions	(1.53)	(0.13)		(0.08)		(0.96)	(0.14)

Net asset value at end of year	$28.54	$28.06		$21.11		$19.16	$21.59

Total return(b)	7.21%	33.63%		10.64%		(6.81)%	30.44%

Net assets at end of year (000,000’s)	$1,101	$1,139		$556		$655	$696

Ratios/supplementary data:
Ratio of total expenses to average net assets	0.98%	1.00%		1.03%		1.02%	1.01%
Ratio of net expenses to average net assets(c)	0.99%	0.99	%(d)	1.00	%(d)	0.99%	0.99%
Ratio of net investment income to average net assets(c)	0.25%	0.21%		0.51%		0.36%	0.13%
Portfolio turnover rate(e)	32%	13%		23%		24%	14%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the year.
(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.
(c)	Ratio was determined after fee reductions and/or recoupments.
(d)	Includes 0.00%(f) and 0.01% of borrowing costs for 2024 and 2023, respectively.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.
(f)	Amount rounds to less than 0.005%.

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LYRICAL U.S. VALUE EQUITY FUND

INVESTOR CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Nov. 30, 2025		Year Ended Nov. 30, 2024		Year Ended Nov. 30, 2023		Year Ended Nov. 30, 2022	Year Ended Nov. 30, 2021
Net asset value at beginning of year	$27.81		$20.93		$18.99		$21.43	$16.56

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.00	)(b)	(0.01)		0.05		0.02	(0.02)
Net realized and unrealized gains (losses) on investments and foreign currencies	1.93		6.97		1.92		(1.53)	4.98
Total from investment operations	1.93		6.96		1.97		(1.51)	4.96

Less distributions from:
Net investment income	—		(0.05)		(0.03)		—	(0.09)
Net realized gains	(1.48)		(0.03)		—		(0.93)	—
Total distributions	(1.48)		(0.08)		(0.03)		(0.93)	(0.09)

Net asset value at end of year	$28.26		$27.81		$20.93		$18.99	$21.43

Total return(c)	6.95%		33.30%		10.38%		(7.03)%	30.10%

Net assets at end of year (000’s)	$11,086		$10,347		$8,153		$7,758	$8,270

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.58%		1.62%		1.72%		1.74%	1.79%
Ratio of net expenses to average net assets(d)	1.24%		1.24	%(e)	1.25	%(e)	1.24%	1.24%
Ratio of net investment income (loss) to average net assets(d)	(0.00	)%(f)	(0.03)%		0.26%		0.10%	(0.12)%
Portfolio turnover rate(g)	32%		13%		23%		24%	14%

(a)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the year.
(b)	Amount Rounds to less than $0.01.
(c)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.
(d)	Ratio was determined after fee reductions and/or recoupments.
(e)	Includes 0.00%(e) and 0.01% of borrowing costs for 2024 and 2023, respectively.
(f)	Amount rounds to less than 0.005%.
(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

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LYRICAL U.S. VALUE EQUITY FUND

A CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year Ended Nov. 30, 2025		Year Ended Nov. 30, 2024		Year Ended Nov. 30, 2023		Period Ended Nov. 30, 2022(a)
Net asset value at beginning of period	$27.91		$21.05		$19.14		$18.23

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.00	)(c)	(0.00	)(c)	0.06		0.03
Net realized and unrealized gains (losses) on investments and foreign currencies	1.94		6.99		1.92		1.81	(d)
Total from investment operations	1.94		6.99		1.98		1.84

Less distributions from:
Net investment income	—		(0.10)		(0.07)		—
Net realized gains	(1.48)		(0.03)		—		(0.93)
Total distributions	(1.48)		(0.13)		(0.07)		(0.93)

Net asset value at end of period	$28.37		$27.91		$21.05		$19.14

Total return(e)	6.96%		33.27%		10.38%		10.12	%(f)

Net assets at end of period (000’s)	$1,224		$6,683		$103		$14

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.67%		1.56%		29.74%		176.77	%(g)
Ratio of net expenses to average net assets(h)	1.24%		1.24	%(i)	1.25	%(i)	1.24	%(g)
Ratio of net investment income (loss) to average net assets(h)	(0.01)%		(0.02)%		0.31%		0.36	%(g)
Portfolio turnover rate(j)	32%		13%		23%		24	%(f)

(a)	Represents the period from the commencement of operations (July 5, 2022) through November 30, 2022.
(b)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the year/period.
(c)	Amount rounds to less than $0.01.
(d)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same period.
(e)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced fees and/or reimbursed expenses (Note 4). Calculation does not reflect sales load.
(f)	Not annualized.
(g)	Annualized.
(h)	Ratio was determined after fee reductions and/or, recoupments and/or expense reimbursements.
(i)	Includes 0.00%(k) and 0.01% of borrowing costs for 2024 and 2023, respectively.
(j)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.
(k)	Amount rounds to less than 0.005%.

54

LYRICAL U.S. VALUE EQUITY FUND

C CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year Ended Nov. 30, 2025	Year Ended Nov. 30, 2024		Year Ended Nov. 30, 2023		Period Ended Nov. 30, 2022(a)
Net asset value at beginning of period	$27.53	$20.85		$19.08		$18.23

Income (loss) from investment operations:
Net investment loss(b)	(0.21)	(0.19)		(0.07)		(0.03)
Net realized and unrealized gains (losses) on investments and foreign currencies	1.90	6.93		1.89		1.81	(c)
Total from investment operations	1.69	6.74		1.82		1.78

Less distributions from:
Net investment income	—	(0.03)		(0.05)		—
Net realized gains	(1.48)	(0.03)		—		(0.93)
Total distributions	(1.48)	(0.06)		(0.05)		(0.93)

Net asset value at end of period	$27.74	$27.53		$20.85		$19.08

Total return(d)	6.15%	32.33%		9.56%		9.79	%(e)

Net assets at end of period (000’s)	$4,310	$3,082		$1,292		$31

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.56%	2.88%		6.64%		196.90	%(f)
Ratio of net expenses to average net assets(g)	1.99%	1.99	%(h)	2.00	%(h)	1.99	%(f)
Ratio of net investment loss to average net assets(g)	(0.76)%	(0.77)%		(0.38)%		(0.36	)%(f)
Portfolio turnover rate(i)	32%	13%		23%		24	%(e)

(a)	Represents the period from the commencement of operations (July 5, 2022) through November 30, 2022.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the year/period.
(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same period.
(d)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced fees and/or reimbursed expenses. Calculation does not reflect CDSC.
(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after fee reductions and/or recoupments and/or, expense reimbursements.
(h)	Includes 0.00%(j) and 0.01% of borrowing costs for 2024 and 2023, respectively.
(i)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.
(j)	Amount rounds to less than 0.005%.

55

LYRICAL INTERNATIONAL VALUE EQUITY FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Nov. 30, 2025		Year Ended Nov. 30, 2024	Year Ended Nov. 30, 2023		Year Ended Nov. 30, 2022	Year Ended Nov. 30, 2021
Net asset value at beginning of year	$12.09		$11.13	$11.19		$12.03	$11.02

Income (loss) from investment operations:
Net investment income(a)	0.39		0.18	0.18		0.11	0.05
Net realized and unrealized gains (losses) on investments and foreign currencies	2.72		0.96	0.09		(0.94)	1.69
Total from investment operations	3.11		1.14	0.27		(0.83)	1.74

Less distributions from:
Net investment income	(0.39)		(0.18)	(0.33)		—	(0.05)
Net realized gains	(0.68)		—	—		(0.01)	(0.68)
Total distributions	(1.07)		(0.18)	(0.33)		(0.01)	(0.73)

Net asset value at end of year	$14.13		$12.09	$11.13		$11.19	$12.03

Total return(b)	26.77%		10.28%	2.52%		(6.88)%	15.84%

Net assets at end of year (000’s)	$9,297		$12,216	$11,241		$1,266	$1,355

Ratios/supplementary data:
Ratio of total expenses to average net assets	4.44%		2.87%	3.48%		12.32%	11.34%
Ratio of net expenses to average net assets(c)	1.04	%(d)	0.99%	1.00	%(d)	0.99%	0.99%
Ratio of net investment income to average net assets(c)	3.05%		1.46%	1.62%		1.00%	0.36%
Portfolio turnover rate(e)	109%		31%	40%		33%	34%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the year.
(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced fees and/or reimbursed expenses.
(c)	Ratio was determined after fee reductions and/or expense reimbursements.
(d)	Includes 0.05% and 0.01% of borrowing costs for 2025 and 2023, respectively.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

56

LYRICAL INTERNATIONAL VALUE EQUITY FUND

INVESTOR CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Nov. 30, 2025		Year Ended Nov. 30, 2024	Year Ended Nov. 30, 2023		Year Ended Nov. 30, 2022	Year Ended Nov. 30, 2021
Net asset value at beginning of year	$12.05		$11.07	$11.13		$12.00	$11.00

Income (loss) from investment operations:
Net investment income(a)	0.28		0.15	0.12		0.08	0.02
Net realized and unrealized gains (losses) on investments and foreign currencies	2.79		0.96	0.12		(0.94)	1.69
Total from investment operations	3.07		1.11	0.24		(0.86)	1.71

Less distributions from:
Net investment income	(0.36)		(0.13)	(0.30)		—	(0.03)
Net realized gains	(0.68)		—	—		(0.01)	(0.68)
Total distributions	(1.04)		(0.13)	(0.30)		(0.01)	(0.71)

Net asset value at end of year	$14.08		$12.05	$11.07		$11.13	$12.00

Total return(b)	26.47%		10.06%	2.27%		(7.15)%	0.16%

Net assets at end of year (000’s)	$624		$451	$320		$947	$1,127

Ratios/supplementary data:
Ratio of total expenses to average net assets	9.91%		6.79%	6.00%		12.90%	11.70%
Ratio of net expenses to average net assets(c)	1.32	%(d)	1.24%	1.25	%(d)	1.24%	1.24%
Ratio of net investment income to average net assets(c)	2.10%		1.27%	1.08%		0.76%	0.16%
Portfolio turnover rate(e)	109%		31%	40%		33%	34%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the year.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced fees and/or reimbursed expenses.
(c)	Ratio was determined after fee reductions and/or expense reimbursements.
(d)	Includes 0.08% and 0.01% of borrowing costs for 2025 and 2023, respectively.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

57

Appendix A – Financial Intermediaries Sales Charge Variations

Financial Intermediary Sales Charge Variations

As noted under “Classes of Shares,” a financial intermediary may offer shares of the Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund (the “Funds”) subject to variations in or elimination of the Funds sales charges (“variations”), provided such variations are described in this Prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary. All variations described below are applied by, and the responsibility of, the identified financial intermediary. Variations may apply to purchases, sales, exchanges and reinvestments of the Funds’ shares and a shareholder transacting in shares of each Fund through the intermediary identified below should read the terms and conditions of the variations carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Funds or through another intermediary.

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Fund Purchases through Merrill Lynch

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares purchased through a Merrill investment advisory program

58

Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

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59

Fund Purchases through Morgan Stanley Wealth Management

Effective December 19, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI. Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing shares of each Fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or in the SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

60

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

61

Customer Privacy Notice

FACTS	WHAT DO THE LYRICAL U.S. VALUE EQUITY FUND AND THE LYRICAL INTERNATIONAL VALUE EQUITY FUND (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number

■   Assets

■   Retirement Assets

■   Transaction History

■   Checking Account Information

■   Purchase History

■   Account Balances

■   Account Transactions

■   Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-884-8099

62

Who we are
Who is providing this notice?	Lyrical U.S. Value Equity Fund Lyrical International Value Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?

We collect your personal information, for example, when you

■   Open an account

■   Provide account information

■   Give us your contact information

■   Make deposits or withdrawals from your account

■   Make a wire transfer

■   Tell us where to send the money

■   Tell us who receives the money

■   Show your government-issued ID

■   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■   Affiliates from using your information to market to you

■   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Lyrical Asset Management LP, the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Funds do not jointly market.

63

For Additional Information

Additional information about the Funds is included in the SAI, which is incorporated by reference in its entirety.

Additional information about each Funds’ investments is available in the Funds’ audited and unaudited Financial Statements and in Form N-CSR. In the Funds’ audited Financial Statements, you will find a discussion of the market conditions and strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

To obtain a free copy of the SAI, the audited and unaudited Financial Statements or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free:

1-888-884-8099

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.lyricalvaluefunds.com or upon written request to the Funds at:

By Regular/Express Mail:

Lyrical U.S. Value Equity Fund/Lyrical International Value Equity Fund (as appropriate)
c/o Ultimus Fund Solutions, LLC

P.O. Box 46707
Cincinnati, Ohio 45246

By Overnight Mail:

Lyrical U.S. Value Equity Fund/Lyrical International Value Equity Fund (as appropriate)
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Only one copy of a Prospectus or audited or unaudited Financial Statements will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may, of course, request an additional copy of a Prospectus or audited or unaudited Financial Statements at any time by calling, writing the Funds or by downloading free of charge at www.lyricalvaluefunds.com. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-22680

Statement of Additional Information

March 30, 2026

LYRICAL U.S. VALUE EQUITY FUND

Institutional Class (LYRIX)

Investor Class (LYRBX)

A Class (LYRAX)

C Class (LYRCX)

LYRICAL INTERNATIONAL VALUE EQUITY FUND

Institutional Class (LYRWX)

Investor Class (LYRNX)

Series of

ULTIMUS MANAGERS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

This Statement of Additional Information (“SAI”) should be read in conjunction with the Prospectus for the Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund (each a “Fund,” and together, the “Funds”) dated March 30, 2026, which may be supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus may be obtained without charge, upon request, by writing the Funds at via regular/express mail at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246, via overnight mail at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-888-884-8099 or by visiting the Funds’ website at www.lyricalvaluefunds.com.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS	1
INVESTMENT RESTRICTIONS	10
CALCULATION OF SHARE PRICE	11
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	12
SHAREHOLDER SERVICES	13
MANAGEMENT OF THE TRUST	14
INVESTMENT ADVISER	20
PORTFOLIO TRANSACTIONS	23
THE DISTRIBUTOR	24
OTHER SERVICE PROVIDERS	24
DISTRIBUTION PLAN	26
GENERAL INFORMATION	27
ADDITIONAL TAX INFORMATION	31
FINANCIAL STATEMENTS	35
APPENDIX A	36
APPENDIX B	39
APPENDIX C	42

STATEMENT OF ADDITIONAL INFORMATION

The Lyrical U.S. Value Equity Fund (the “U.S. Fund”) and the Lyrical International Value Equity Fund (the “International Fund” and together with the U.S. Fund, each a “Fund,” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end management investment company. The Trust is an unincorporated business trust that was organized under Ohio law on February 28, 2012. The Funds’ investments are managed by Lyrical Asset Management LP (the “Adviser”). For further information on the Funds, please call 1-888-884-8099 or visit the Funds’ website at www.lyricalvaluefunds.com.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Funds’ investment programs will be successful. Investors should carefully review the descriptions of the Funds’ investments and associated risks described in the Prospectus and this SAI. No investment in shares of the Funds should be made without first reading the Prospectus. Unless otherwise indicated, percentage limitations, if any, apply at the time of purchase of the applicable securities.

General Investment Risks. Prices of securities in which the Funds invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Funds owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Funds to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all securities, which could also result in losses for the Funds. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of all types of securities, including securities held by the Funds, can decline.

Market Risk. Market risk is the risk that the value of the securities in the Funds’ portfolios may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Funds’ investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

As shown with the novel coronavirus disease (“COVID-19”), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. The impact of COVID-19 caused significant volatility and declines in global financial markets, including the U.S. financial markets. Further, COVID-19 led to production cutbacks for many companies and coupled with changes in consumer spending fueled by government stimulus, created a supply/demand imbalance and resulted in higher prices and inflation, the result of which can affect a company’s financial condition and ability to manufacture and sell its products. Likewise, the Russian invasion of Ukraine in early 2022 has caused increased volatility in various financial markets. The conflict has resulted in economic sanctions against Russia from both government entities and corporations and banking entities. The extent of the effects this will have throughout the world is impossible to predict, but this military action has already resulted in supply chain disruptions and increased trading costs.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Funds. During periods of market volatility, security prices (including securities held by the Funds) could change drastically and rapidly and therefore adversely affect the Funds.

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Equity Securities. The equity portion of the U.S. Fund’s portfolio will generally be comprised of common stock and preferred stock traded on domestic securities exchanges or over-the counter (“OTC”) markets. The equity portion of the International Fund’s portfolio will generally be comprised of common stock traded on foreign securities exchanges. In addition, each Fund may invest in domestic and foreign equity securities. The prices of equity securities in which the Funds invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Funds own, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Funds to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities, including securities held by the Funds, will likely decline.

Common Stock. As noted above, the Funds’ portfolio will generally include common stock. Prices of common stock may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose stock a Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Funds to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all stocks, which may also result in losses for the Funds. Market declines may continue for any indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks, including common stocks held by the Funds, will likely decline.

Preferred Stock. As noted above, the U.S Fund’s portfolio may include preferred stocks, Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect the price of preferred stock. Like common stocks, the value of preferred stock may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and industry-specific changes.

Warrants and Rights. The Funds may acquire ownership of warrants and rights by virtue of its ownership of common stocks. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Foreign Securities. The Funds may invest in securities of foreign issuers that trade on United States (“U.S.”) and foreign stock exchanges or in the form of American Depositary Receipts (“ADRs”). ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs, in registered form, are designed for use in the U.S. securities markets. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. Investments in ADRs are subject to risks similar to those associated with direct investments in foreign securities.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates, exchange control regulations, and capital controls. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable

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to U.S. companies. Foreign securities may trade with less frequency and volume than domestic securities and therefore may exhibit less liquidity and greater price volatility than securities of U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Changes in foreign exchange rates will affect the value of those securities, which are denominated or quoted in a currency other than the U.S. dollar. Therefore, to the extent the Funds invests in a foreign security, which are denominated or quoted in currencies other than the U.S. dollar, there is a risk that the value of such security will decrease due to changes in the relative value of the U.S. dollar and the securities underlying foreign currency. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, generally higher commission rates on foreign portfolio transactions, and transaction costs of foreign currency conversions. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), limits on proxy voting and difficulty in enforcing legal rights outside the U.S. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Foreign Exchange Risk and Currency Transactions. The Funds may invest in currency transactions. The value of foreign investments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to (i) gain exposure to a particular currency or currencies as a part of a Fund’s investment strategy, (ii) when a security denominated in a foreign currency is purchased or sold, or (iii) when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. With respect to subparagraphs (ii) and (iii), a forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) includes foreign exchange forwards in the definition of “swap” as well as OTC derivatives and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”). The CFTC has been granted authority to regulate forward foreign currency contracts and many of the final regulations already adopted by the CFTC will apply to such contracts, however a limited category of forward foreign currency contracts were excluded from certain of the Dodd-Frank Act regulations by the Secretary of the U.S. Department of the Treasury (the “U.S. Treasury”). Therefore, trading by the Funds in forward foreign currency contracts excluded by the U.S. Treasury are not subject to the CFTC regulations to which other forward foreign currency contracts are subject.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an OTC trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

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Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Funds’ performance may be adversely affected as the Adviser may be incorrect in its forecasts of market value and currency exchange rates.

Investment Companies. The Funds may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds and exchange traded funds (“ETFs”). Investments in other investment companies subject the Funds to additional operating and management fees and expenses. For example, a Fund’s investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.

Generally, under Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), a fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. Under certain statutory and regulatory exemptions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The Funds may rely upon any applicable statutory or regulatory exemptions in investing in other investment companies. The Funds generally expect to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, the Funds may generally invest without limitation in money market funds as long as the Funds pay no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Adviser waives its Management Fee in an amount necessary to offset any sales charge or service fee. The Funds generally expect to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), the Funds may generally acquire shares of another investment company unless, immediately after such acquisition, the Funds and their affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment the Funds wish to make, the Funds may be prevented from allocating their investments in the manner that the Adviser considers optimal. Also, under the 1940 Act, to the extent that the Funds rely upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Funds must either seek instructions from their shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by each in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of investment company shares held by the Funds in reliance on Section 12(d)(1)(F), the Funds intend to vote such shares in the same proportion as the vote of all other holders of such securities. In addition, the Fund may also invest in excess of the Section 12(d)(1) limits in accordance with Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”), subject to the limitations and conditions set forth therein, including that an acquiring fund relying on Rule 12d1-4 must enter into a fund of funds investment agreement with the acquired fund and may be subject to certain voting requirements depending on the acquiring fund’s ownership in the acquired fund. All these restrictions and conditions may limit the Funds’ ability to invest in other investment companies to the extend desired.

Exchange Traded Funds and Similar Instruments. Shares of ETFs and other similar instruments may be purchased by the Funds. An ETF is typically an investment company registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or market sector. Alternatively, ETFs may be actively managed pursuant to a particular investment strategy, similar to other non-index based investment companies. ETFs are traded on a securities exchange based on their market value. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day. ETFs are traded on a securities exchange based on their market value.

Instruments the Funds may purchase that are similar to ETFs represent beneficial ownership interests in specific “baskets” of securities of companies within a particular industry sector or group. These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs, are not investment companies under the 1940 Act. Such securities may also be exchange traded, but because they are not registered as investment companies, they are not subject to the percentage investment limitations imposed by the 1940 Act.

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An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of securities prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional registered investment companies: (1) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (4) ETF shares may be delisted from the exchange on which they trade; and (5) activation of “circuit breakers” by the exchange (which are tied to large decreases in stock prices) may halt trading of the ETF’s shares temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Funds will pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions. As with traditional registered investment companies, ETFs charge asset-based fees, although these fees tend to be relatively low as compared to other type of investment companies. ETFs do not charge initial sales loads or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

While the creation and redemption of creation units helps an ETF maintain a market value close to NAV, the market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Funds pay more than NAV for an ETF when making a purchase) or discount (creating the risks that the Funds’ NAVs are reduced for undervalued ETFs each holds, and that the Funds receive less than NAV when selling an ETF).

As discussed above under the section entitled “Investment Companies”, there are certain limitations on the Funds’ ability to acquire shares of other investment companies, including ETFs; however, each Fund expects to rely upon applicable statutory or regulatory exemptions to these limitations in investing in ETFs to the extent necessary.

Leveraged and Inverse ETF Risk. The Funds may invest in leveraged and inverse ETFs. Leveraged and inverse ETFs involve additional risks and considerations not present in traditional ETFs. Typically, shares of an index-based ETF are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), shares are expected to increase in value as the value of the underlying benchmark decreases, similar to holding short positions in the underlying benchmark. Leveraged ETFs seek to deliver multiples (e.g., 2X or 3X) of the performance of the underlying benchmark, typically by using derivatives in an effort to amplify returns (or decline, in the case of inverse ETFs) of the underlying benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater.

Leveraged and inverse ETFs “reset” over short periods of time, meaning they are designed to deliver their stated returns only for the length of their reset periods (typically daily), and are not designed to deliver their returns intraday or over periods longer than the stated reset period. Because of the structure of these products, their rebalancing methodologies and the math of compounding, extended holdings beyond the reset period can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets. Further, leveraged and inverse ETFs may have lower trading volumes or may be less tax efficient than traditional ETFs and may be subject to additional regulation. To the extent that leveraged or inverse ETFs invest in derivatives, investments in such ETFs will be subject to the risks of investments in derivatives. For these reasons, leveraged and inverse ETFs are typically considered to be riskier investments than traditional ETFs.

Debt Securities. The Funds may invest in corporate debt securities and U.S. Government Obligations, as defined below. Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. A debt instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. In the case of corporate debt, the Funds will normally purchase investment grade securities, meaning securities rated

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BBB or better by S & P’s Global Ratings (“S&P”), Baa or better by Moody’s Investor Services (“Moody’s”), or any comparable rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, as determined by the Adviser to be of comparable quality.

U.S. Government Obligations. The Funds may invest in U.S. Government Obligations. “U.S. Government Obligations” include securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Agencies and instrumentalities established by the U.S. government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government Obligations not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government Obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Any guarantee of the U.S. government will not extend to the yield or value of the Funds’ shares.

LIBOR Transition Risk. Certain variable- and floating- rate debt securities that the Funds may invest in are subject to rates that are or were previously tied to the London Interbank Offered Rate (“LIBOR”). LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published, but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of the transition away from LIBOR on the fund or the debt securities or other instruments based on LIBOR in which the Funds invest cannot yet be determined. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or net asset value. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.

Money Market Instruments. The Funds may invest in money market instruments. Money market instruments may include, without limitation, U.S. Government Obligations or certain types of corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker’s Acceptances, Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, Variable Amount Demand Master Notes (“Master Notes”) and shares of money market investment companies. Banker’s Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When a Fund acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a

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discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any NRSRO or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds. The Funds may invest in shares of money market investment companies to the extent permitted by the 1940 Act.

Repurchase Agreements. The Funds may invest, directly or indirectly, in repurchase agreements. A repurchase agreement transaction occurs when an investor (e.g., a Fund) purchases a security (normally a U.S. government security), from a counterparty with the understanding that the investor will later resell the security to the same counterparty (normally a member bank of the Federal Reserve (defined below) or a registered government securities dealer). A Fund’s initial purchase is essentially a loan to the counterparty that is collateralized by the security (and/or securities substituted for them under the repurchase agreement). The Fund must return the security to the counterparty when the counterparty repurchases it at a later date and higher price. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. The Adviser will consider the creditworthiness of the counterparty. If the counterparty fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. A Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Illiquid Investments. A Fund may not purchase or otherwise acquire any illiquid investment if, immediately after the acquisition, the value of the illiquid investments held by the Fund would exceed 15% of the Fund’s net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments pose risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio investments and the Fund may be unable to dispose of illiquid investments promptly or at reasonable prices. Under the supervision of the Trust’s Board of Trustees (the “Board”), the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid investments. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid investments, such Fund would seek to take appropriate steps to bring the Fund’s illiquid investments to or below 15% of its net assets per the requirements of Rule 22e-4 of the 1940 Act. The sale of some illiquid and other types of investments may be subject to legal restrictions.

If a Fund invests in investments for which there is no ready market, such Fund may not be able to readily sell such investments. Such investments are unlike investments that are traded in the open market, and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid investments once realized may be lower or higher than the Adviser’s most recent estimate of their fair market value. Generally, less public information is available about the issuers of such illiquid investments than about companies whose investments are publicly traded.

Restricted Securities. Within its limitations on investment in illiquid investments, a Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Restricted securities are generally considered to be illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(a)(2) commercial paper” or is otherwise eligible for resale pursuant the Securities Act of 1933, as amended. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

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Investing in restricted securities, including securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, may decrease the liquidity of a Fund’s portfolio to the extent that qualified buyers become for a time uninterested in purchasing these restricted securities.

Borrowing Money. The Funds may, to the extent permitted under the 1940 Act, borrow money in order to maintain necessary liquidity to meet redemption requests or for extraordinary or emergency purposes. Borrowing involves the creation of a liability that requires a Fund to pay interest. In the event a Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Lending of Portfolio Securities. In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Board. In determining whether the Funds will lend securities, the Adviser will consider all relevant facts and circumstances. The Funds may not lend securities to any company affiliated with the Adviser. Each loan of securities will be collateralized by cash, securities, or letters of credit. The Funds might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the applicable Fund collateral in the form of cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any dividends or interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, a Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Funds may share with the borrower some of the income received on the collateral for the loan or the Funds will be paid a premium for the loan. Loans are subject to termination at the option of the Funds or the borrower, at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If a Fund invests the cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, the Fund would be required to repay the borrower out of the Fund’s assets.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Adviser normally intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Adviser believes a material event affecting the loaned securities will occur or the Adviser otherwise believes it necessary to vote.

The Funds did not engage in the lending of portfolio securities during the past fiscal year.

Economic and Regulatory Risks. Domestic and foreign governments and agencies thereof often adopt an active approach to managing economic conditions within a nation, which may have material effects on the securities markets within the nation. A government may pursue supportive policies that include, but are not limited to, lowering corporate and personal tax rates and launching stimulative government spending programs designed to improve the national economy or sectors thereof. Agencies of a government, including central banks, may pursue supporting policies that include, but are not limited to, setting lower interest rate targets and buying and selling securities in the public markets. Governments and agencies thereof may also attempt to slow economic growth if the pace of economic growth is perceived to be too great and pose a long-term risk to the economy or a sector thereof. In each instance, the actions taken may be less successful than anticipated or may have unintended adverse consequences. Such a failure or investor perception that such efforts or support are failing could negatively affect securities markets generally, as well as result in higher interest rates, increased market volatility and reduced value and liquidity of certain securities, including securities held by the Funds.

In addition, governments and agencies thereof may enact additional regulation or engage in deregulation that negatively impacts the general securities markets or a sector thereof. Given the potential broad scope and sweeping nature of some regulatory actions, the potential impact a regulatory action may have on securities held by the Funds may be difficult to determine and may not be fully known for an extended period of time. Accordingly, regulatory actions could adversely affect the Funds.

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Sector Risk. The Funds may, at times, be more heavily invested in certain industries or sectors. Sector risk is the possibility that securities within the same group of industries or sectors will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries or in different sectors. Additionally, some sectors could be subject to greater government regulation than other sectors, which may impact the share price of companies in these sectors.

●	Technology Sector Risk. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. They may face unexpected risks and costs associated with technological advances, such as artificial intelligence and machine learning.

●	Financials Sector Risk. The values of securities of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

●	Industrials Sector Risk. The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector be adversely affected by environmental damages, product liability claims and exchange rates.

Country Risk. The International Fund may, at times, be more heavily invested in certain countries or geographic regions. Country risk is the possibility that securities within ta specific country or geographic region will decline in price due to specific market, political or economic developments in that country or geographic region. If the International Fund invests more heavily in a particular country or geographic region, the value of its shares may be sensitive to factors and economic risks that specifically affect that country or geographic region. Moreover, changing economic, political or overall financial market conditions in a country or geographic region could adversely impact the market value of the securities held by the International Fund in such country or geographic region. As a result, the International Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of countries or in different geographic regions.

Changing Fixed Income Market Conditions. In March 2022 the Board of Governors of the Federal Reserve System (the “Federal Reserve”) began a series of significant interest rate increases in response to sustained high levels of inflation. In addition, in May 2022, the Federal Reserve announced it would begin to reduce the size of its balance sheet, known as quantitative tightening. These announcements followed years of low-interest rate policy in response to the COVID-19 pandemic and the 2008 financial crisis, during which the Federal Reserve kept the federal funds rate to a range of 0-2.5%, and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. It is not known for how long the Federal Reserve will raise rates and when they might begin decreasing interest rates again. The Federal Reserve’s policy in response to market conditions, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower a Fund’s performance or impair a Fund’s ability to achieve its investment objective.

Cybersecurity Risk. The Funds and their service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose or compromise confidential, proprietary or private personal information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential, proprietary or private personal information or various other operational disruptions. Successful cybersecurity breaches of a Fund and/or a Fund’s investment adviser, distributor, custodian, transfer agent, or other third-party service providers may adversely impact the Fund and its

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shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of confidential, proprietary or private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses, and/or cause reputational damage. The Funds rely on third party service providers for many of the day-to-day operations and is therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Funds from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. There is no guarantee the Funds will be successful in protecting against cybersecurity breaches.

Temporary Defensive Positions. The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies. If the Adviser believes a temporary defensive position is warranted in view of market conditions, the Funds may hold cash or invest up to 100% of their assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent the Funds from achieving their investment objectives.

Operational Risk. An investment in the Funds involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there is no guarantee that the Funds will not suffer losses due to operational risk.

Portfolio Turnover. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. A Fund’s portfolio turnover rate may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders. For the fiscal years listed below, the portfolio turnover rates for the Funds were:

Lyrical U.S. Value Equity Fund		Lyrical International Value Equity Fund
Fiscal Year Ended November 30	Portfolio Turnover Rate	Fiscal Year Ended November 30	Portfolio Turnover Rate
2025	32%	2025	109%*
2024	13%	2024	31%

*	The increase in portfolio turnover is due to increased portfolio activity.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment limitations that may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding voting securities of the applicable Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the applicable Fund. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. See the Prospectus for more information about the Funds’ investment objectives and investment strategies, each of which are not fundamental and may be changed without shareholder approval.

FUNDAMENTAL RESTRICTIONS. For each Fund, as a matter of fundamental policy:

1. Borrowing Money. The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, the Fund may borrow money to meet redemption requests or for extraordinary of emergency purposes. In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.

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2. Senior Securities. The Fund will not issue senior securities, except as permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4. Real Estate. The Fund will not directly purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options, forward contracts, or futures contracts, including those relating to indices, or options on futures contracts or indices, or from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, banker’s acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

7. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government (including its agencies and instrumentalities) or state or municipal governments and their political subdivisions (or other revenue bonds issued in connection with an identifiable industry; e.g., healthcare of education) or repurchase agreements with respect thereto, or investments in registered investment companies, except that the portfolios of registered investment companies will be included when calculating such concentration.

With respect to the “fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities restriction relating to illiquid securities are exceptions to this general rule.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities. Rule 18f-4 under the 1940 Act permits a fund to enter into “derivatives transactions,” notwithstanding prohibitions on the issuance of senior securities under Section 18 of the 1940 Act, provided the fund complies with the Rule’s conditions. In accordance with Rule 18f-1, a fund may enter into reverse repurchase and similar financing transactions if it either (1) complies with the asset coverage requirements of Section 18 of the 1940 Act or (2) treat such transactions as derivative transactions under Rule 18f-4.

The 1940 Act permits each Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding).

CALCULATION OF SHARE PRICE

The NAV of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

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For purposes of computing a Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued based on their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean of the closing bid and ask prices on the NYSE or other primary exchange for that day. National Association of Securities Dealers Automated Quotations (“NASDAQ”) listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean of the most recently quoted bid and ask prices as reported by NASDAQ. Securities traded in the OTC market are valued at the last sale price, if available, otherwise at the mean of the most recently quoted bid and ask prices.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith by the Adviser, as the Funds’ valuation designee, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. Fixed-income securities are normally valued based on prices obtained from independent third-party pricing services, which are generally determined with consideration given to institutional bid and last sale prices and take into account security prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities. Foreign securities are normally valued on the basis of fair valuation prices obtained from independent third-party pricing services, which are generally determined with consideration given to any change in price of the foreign security and any other developments related to the foreign security since the last sale price on the exchange on which such foreign security primarily traded and the close of regular trading on the NYSE. Information provided by one or more pricing services may be utilized in determining the fair value of securities held by the Funds. The methods used by independent pricing services and the quality of valuations so established are reviewed by the Adviser, as valuation designee, under the general supervision of the Board. To the extent the assets of the Funds are invested in other open-end investment companies that are registered under the 1940 Act and not traded on an exchange, the Funds’ NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered for sale on a continuous basis. Shares are sold and redeemed at their NAV, as next determined after receipt of the purchase or redemption order in proper form.

The Funds may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its assets.

Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind”. Redemptions in kind will be made only under extraordinary circumstances and if a Fund deems it advisable for the benefit of its shareholders. An irrevocable election has been filed under Rule 18f-1of the 1940 Act, wherein each Fund has committed to pay redemption in case, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind. A redemption in kind will consist of liquid securities equal in market value to a Fund’s shares being redeemed, using the same valuation procedures that a Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of a Fund’s holdings that are readily marketable securities to the redeeming shareholder within 7 calendar days after a Fund’s receipt of the redemption order in proper form. If a Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities paid as redemption proceeds. In addition, when you sell these securities, you bear the risk that the securities have become less liquid and are difficult to sell. You also will be responsible for any taxes and brokerage charges associated with selling the securities.

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ReFlow Liquidity Program. The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. A mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money (all of which impose certain costs on the fund) to meet net shareholder redemption requests. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase shares of a fund up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow or at other times at ReFlow’s discretion. ReFlow’s redemption request may be met in-kind, in accordance with a Fund’s policies with respect to such an in-kind redemption. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

ReFlow will purchase Institutional Class shares of a Fund at NAV and will not be subject to any investment minimum applicable to such shares. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases shares of such Fund, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The costs to a Fund for participating in the ReFlow liquidity program are expected to be influenced by and comparable to the costs of other sources of liquidity, such as a Fund’s short-term lending arrangements, if any, or the costs of selling portfolio securities to meet redemptions. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund.

ReFlow’s investments in a Fund in connection with the ReFlow liquidity program are not subject to a Fund’s frequent trading policy as described in the “Frequent Trading Policies” section in the Prospectus, nor are they subject to the requirement described above that states if the amount that a shareholder redeems during any ninety day period is over the lesser of $250,000 or 1% of a Fund’s net assets, the Fund will redeem the lesser of $250,000 or 1% of the Fund’s net assets in cash.

SHAREHOLDER SERVICES

As noted in the Prospectus, each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund’s transfer agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month, or both. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Transfer of Registration. To transfer shares to another owner, send a written request to Lyrical U.S. Value Equity Fund/Lyrical International Value Equity Fund (as appropriate), c/o Ultimus Fund Solutions, LLC, by regular/express mail at P.O. Box 46707, Cincinnati, Ohio 45246 or by overnight mail at 225 Pictoria Drive, Suite 225, Cincinnati, Ohio 45246. Your request should include the following: (i) the Fund’s name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) if it is for a new account, a completed account application, or if it is an existing account, the account number; (iv) Medallion signature guarantees (See the heading “How to Redeem Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

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MANAGEMENT OF THE TRUST

Overall responsibility for management and supervision of each Fund and the Trust rests with the Board. The members of the Board (the “Trustees”) are elected by the Trust’s shareholders or are existing members of the Board as permitted under the 1940 Act and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each Trustee serves for a term of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Trust will be managed by the Board in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, all of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustees and attendance at meetings of the Board. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Included in Appendix A is a table that sets forth the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, length of time served in their position, and their principal occupation(s) during the past five years, and any other directorships held by the Trustee. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are Independent Trustees are identified in the table.

Leadership Structure and Qualifications of Trustees

As noted above, the Board consists of five Trustees, all of whom are Independent Trustees. The Board is responsible for the oversight of the series, or funds, of the Trust.

In addition to the Funds, the Trust has other series managed by other investment advisers. The Board has engaged various investment advisers to oversee the day-to-day management of the Trust’s series. The Board is responsible for overseeing these investment advisers and the Trust’s other service providers in the operations of the Trust in accordance with the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board meets at least four times throughout the year. The Board generally meets in person, but may meet by telephone or videoconference as permitted by the 1940 Act. In addition, the Trustees may meet in person, by telephone or videoconference at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management.

Board Leadership

The Board is led by its Chairperson, Ms. Janine L. Cohen, who is also an Independent Trustee. The Chairperson generally presides at all Board Meetings, facilitates communication and coordination between the Trustees and management, and reviews meeting agendas for the Board and the information provided by management to the Trustees. The Chairperson works closely with Trust counsel and counsel to the Independent Trustees. The Chairperson is also assisted by the Trust’s President, who, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of all of the Funds’ service providers.

The Board believes that its leadership structure, including having an Independent Trustee serve as Chairperson and all Trustees as Independent Trustees, is appropriate and in the best interests of the Trust. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees. The Board has established the following standing committees:

15(c) Contract Committee: The 15(c) Contract Committee is responsible for the oversight of the Funds’ 15(c) contract review process. All of the members of the 15(c) Contract Committee are Independent Trustees. Ms. Jacqueline A. Williams is the Chairperson of the 15(c) Contract Committee. The 15(c) Contract Committee met four times during the Funds’ prior fiscal year ended November 30, 2025.

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Audit Committee. The principal functions of the Audit Committee are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act; and (iv) to act as a proxy voting committee if called upon under the Trust’s Proxy Voting Policies and Procedures when a matter with respect to which a series of the Trust is entitled to vote presents a conflict between the interest of the series’ shareholders, on the one hand, and those of the series’ investment manager on the other hand. Messrs. Robert E. Morrison, Clifford N. Schireson, and Keith Shintani, and Mses. Janine L. Cohen and Jacqueline A. Williams are the members of the Audit Committee. Mr. Schireson is the Chairperson of the Audit Committee and presides at its meetings. The Audit Committee met five times during the Funds’ prior fiscal year ended November 30, 2025.

Nominations and Governance Committee (the “Governance Committee”): The Governance Committee nominates and selects persons to serve as members of the Board, including Independent Trustees and “interested” Trustees and assists in reviewing the Trust’s governance practices and standards. In selecting and nominating persons to serve as Independent Trustees, the Governance Committee will not consider nominees recommended by shareholders of the Trust unless required by law. Messrs. Morrison, Schireson, and Shintani and Mses. Cohen and Williams are the members of the Governance Committee. Mr. Morrison is the Chairperson of the Governance Committee and presides at its meetings. The Governance Committee met four times during the Funds’ prior fiscal year ended November 30, 2025.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance Committee believes contribute to the oversight of the Trust’s affairs. The Board has concluded, based on the recommendation of the Governance Committee, that each Trustee’s experience, qualifications, attributes or skills on both an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

In addition to the Trustee qualifications listed above, each of the Trustees has additional Trustee qualifications including, among other things, the experience identified in the “Trustees and Executive Officers” table included in Appendix A and as follows:

Independent Trustees

Janine L. Cohen, retired, was an executive at AER Advisors, Inc. (“AER”) from 2004 through her retirement in 2013. Ms. Cohen served as the Chief Financial Officer (“CFO”) from 2004 to 2013 and Chief Compliance Officer (“CCO”) from 2008 to 2013 at AER. During her tenure at AER, she was actively involved in developing financial forecasts, business plans, and SEC registrations. Prior to those roles, Ms. Cohen was a Senior Vice President at State Street Bank. Ms. Cohen has over 30 years of experience in the financial services industry. She holds a B.S. in Accounting and Math from the University of Minnesota and is a Certified Public Accountant. Ms. Cohen has been the Chairperson since October 2019 and a Trustee since January, 2016.

Jacqueline A. Williams has served as the Managing Member of Custom Strategy Consulting, LLC since 2017, where she provides consulting services to investment managers. Prior to that, she served as a Managing Director of Global Investment Research for Cambridge Associates, LLC since 2005. Earlier in her career, Ms. Williams served as a Principal at Equinox Capital Management, LLC where she was chairperson of the stock selection committee and the firm’s financial services analyst. Ms. Williams also served as an Investment Analyst at IBJ Schroder Bank & Trust Company where she monitored U.S. financial services stocks. Ms. Williams has over 25 years of experience in the investment management industry. Ms. Williams earned an A.B. in Religion from Duke University and a Ph.D. in Religious Studies from Yale University. She has been a Chartered Financial Analyst charter holder since 1990. Ms. Williams has been a Trustee since June 2019.

Clifford N. Schireson, retired, was the founder of Schireson Consulting, LLC, which he launched in 2017, until his retirement in 2021. Prior to that, Mr. Schireson was Director of Institutional Services from 2004 to 2017 at Brandes Investment Partners, LP, an investment advisory firm, where he also was co-head of fixed income and a member of the fixed-income investment committee. From 1998 to 2004, he was a Managing Director at Weiss, Peck & Greer LLC specializing in fixed-

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income products for both taxable and municipal strategies for institutional clients. Mr. Schireson has over 20 years of experience in the investment management industry as well as 20 years of experience in the investment banking industry. Mr. Schireson holds an A.B. in Economics from Stanford University and an M.B.A. from Harvard Business School. Mr. Schireson has been a Trustee since June 2019.

Robert E. Morrison serves as a Managing Director at Midwest Trust and FCI Advisors from February 2022 to present. Previously, Mr. Morrison was a Senior Vice President at Huntington Private Bank, where he worked from 2014 to 2022. From 2006 to 2014, he served as the CEO, President and Chief Investment Officer of 5 Star Investment Management. Mr. Morrison has a B.S. in Forestry Management from Auburn University and is a graduate of the Personal Financial Planning program of Old Dominion University. Mr. Morrison previously served on the Ultimus Managers Trust Board of Trustees as the Founding Chairman of the Trust in 2012. Mr. Morrison resigned from the Board in 2014 as a result of a business conflict that no longer exists. Mr. Morrison has over 32 years of financial services experience, focusing on asset management and wealth management. Mr. Morrison has been a Trustee since June 2019.

Keith Shintani, retired, served as a Senior Vice President of Relationship Management at U.S. Bank Global Fund Services, where he worked from 1998 until June 2022. Previously, Mr. Shintani was Director of Finance at Charles Schwab Investment Management, where he worked from January 1997 through December 1997. From 1993 to 1995, he served as a Manager of Mutual Fund Operations of PIMCO Advisors L.P. From 1989 to 1993, Mr. Shintani served as a Variable Products Manager of Pacific Life Insurance Company. From 1986 to 1989, he served as a Senior Accountant of Deloitte and Touche. Mr. Shintani has a B.S. in Accounting from University of Southern California. Mr. Shintani’s term as a Trustee commenced January 2024.

References above to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Risk Oversight. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Funds, the Board oversees risk through various regular board and committee activities. The Board, directly or through its committees, reviews reports from, among others, the Adviser, the Trust’s CCO, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Funds and the risk management programs of the Adviser, with respect to the Funds’ investments and trading activities, and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Adviser, with respect to the Funds’ investment and trading activities, and other service providers to the Funds. Although the risk management policies of the Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or the Adviser or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Trust’s CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of each Fund, including each Fund’s investment performance, as well as reports regarding the valuation of each Fund’s securities (when applicable). The Board also receives quarterly reports from the Fund’s administrator (the “Administrator”), transfer agent (the “Transfer Agent”) and the distributor (the “Distributor”) on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of each Fund’s investment advisory agreement (each an “Advisory Agreement”), the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of the Funds’ Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2025.

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Dollar Range of Shares owned by Trustee in
Name of Trustee	U.S. Fund	International Fund	All Funds in Trust Overseen by Trustee
Independent Trustees
Janine L. Cohen	None	None	over $100,000
Jacqueline A. Williams	None	None	None
Clifford N. Schireson	None	None	None
Robert E. Morrison	None	None	None
Keith Shintani	None	None	None

Ownership in Fund Affiliates. As of December 31, 2025, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Distributor or any affiliate of the Adviser or the Distributor.

Trustee Compensation. No director, officer or employee of the Adviser or the Funds’ Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust. As of January 1, 2026, each Independent Trustee receives a $600 per meeting fee and a $1,300 annual retainer for each series of the Trust, except the Chairperson who receives a $2,140 annual retainer, the Chairperson of the Audit Committee, the Chairperson of the 15(c) Contract Committee, and the Chairperson of the Nominations and Governance Committee, each of whom receives a $1,700 annual retainer for serving as such. From January 1, 2024 until December 31, 2025, each Independent Trustee received a $600 per meeting fee and a $1,300 annual retainer for each series of the Trust, except the Chairperson who received a $2,000 annual retainer, the Chairperson of the Audit Committee and Chairperson of the 15(c) Contracts Committee who received a $1,700 annual retainer for serving as such. The Trust reimburses each Trustee and officer for their travel and other expenses incurred by attending meetings. The following table provides the amount of compensation payable to each Trustee during the Funds’ fiscal year ended November 30, 2025:

	Aggregate Compensation From the		Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From All Funds Within the Trust
Name of Trustee	U.S. Fund	International Fund
Independent Trustees
Janine L. Cohen	$4,400	$4,400	None	None	$143,500
Robert E. Morrison	$3,700	$3,700	None	None	$122,675
Clifford N. Schireson	$4,100	$4,100	None	None	$134,575
Jacqueline A. Williams	$4,100	$4,100	None	None	$134,575
Keith Shintani	$3,700	$3,700	None	None	$122,675

Principal Holders of Voting Securities. As of March 10, 2026, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting or investment power) less than 1% of the then outstanding shares of the Funds. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Funds:

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Name and Address of Record Owner	Percentage Ownership
Lyrical U.S. Value Equity Fund – Institutional Class
MORGAN STANLEY SMITH BARNEY LLC/ FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA 12TH FL NEW YORK, NY 10004-1901	22.42%
SPEC CDY A/C EXCL BEN CUST UBSFSI/0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD, 5TH FLOOR WEEHAWKEN, NJ 07086	7.40%
CHARLES SCHWAB & CO INC/ SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	6.65%
J.P. MORGAN SECURITIES LLC OMNI A/C/FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 383 MADISON AVE NEW YORK, NY 10179	5.43%
UCSF FOUNDATION 220 MONTGOMERY, 5TH FLOOR SAN FRANCISCO, CA 94104	9.55%
NATIONAL FINANCIAL SERVICES LLC 499 WASGHINGTON BLVD JERSEY CITY, NJ 07310	19.10%
MERRILL LYNCH, PIERCE FENNER & SMITH/ FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246	5.52%

Lyrical U.S. Value Equity Fund – Investor Class
CHARLES SCHWAB & CO INC/ SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	10.90%
MERRILL LYNCH, PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246	13.39%
MORGAN STANLEY SMITH BARNEY LLC/ FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA 12TH FL NEW YORK, NY 10004-1901	20.40%
PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	16.08%

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NATIONAL FINANCIAL SERVICES LLC 499 WASGHINGTON BLVD JERSEY CITY, NJ 07310	19.01%
Lyrical U.S. Value Equity Fund – A Class
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 037310	18.90%
LPL FINANCIAL/ FBO CUSTOMER ACCOUNTS 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	12.80%
MORGAN STANLEY SMITH BARNEY LLC/ FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA, 12TH FLOOR NEW YORK, NY 10004	9.60%
WELLS FARGO CLEARING SERVICES/ A/C 1855-4269 ONE NORTH JEFFERSON AVENUE SAIN LOUIS, MO 63103	56.82%

Lyrical U.S. Value Equity Fund – C Class
MORGAN STANLEY SMITH BARNEY LLC/ FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA 12TH FL NEW YORK, NY 10004-1901	65.69%
WELLS FRAGO CLEARING SERVICES/ A/C 3261-5267 ONE NORTH JEFFERSON AVENUE SAINT LOUIS, MO 63103	16.02%
RAYMOND JAMES & ASSOC INC/ FBO RJ 51729092 990 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	5.71%

Lyrical International Value Equity Fund – Institutional Class
CHARLES SCHWAB & CO INC/ SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	8.38%
UCSF FOUNDATION 601 CALFORNIA ST #801 SAN FRANCISCO, CS 94108	87.20%
Lyrical International Value Equity Fund – Investor Class
PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	72.83%
CHARLES SCHWAB & CO INC/ SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	25.53%

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A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than the vote of other shareholders.

INVESTMENT ADVISER

Lyrical Asset Management LP, located at 250 West 55th Street, 37th Floor, New York, New York 10019, serves as the investment adviser to the Funds pursuant to the Investment Advisory Agreement dated January 22, 2013 (the “Advisory Agreement”). The Adviser was organized in 2008 and also provides investment advisory services to high net worth individuals, pension and profit sharing plans, corporations and other businesses and an Undertaking for Collective Investment in Transferable Securities (“UCITS”) fund. The Adviser is controlled by Lyrical Asset Management GP LP, Andrew B. Wellington, Jeffrey A Keswin, Jeffrey M. Moses, and Edward P. Gage.

Subject to each Fund’s investment objective and policies approved by the Board, the Adviser is responsible for providing each Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolios.

The Advisory Agreement remains in effect with respect to each Fund for periods of one year only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the applicable Fund’s outstanding voting securities, provided that the continuance is also approved by a majority of the Independent Trustees. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the applicable Fund. The Advisory Agreement provides that it will terminate automatically in the event of their “assignment,” as such term is defined in the 1940 Act.

The U.S. Fund pays the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 0.85% of its average daily net assets. Under an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has agreed to reduce its Management Fee and to reimburse U.S. Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, cost to organize the U.S. Fund, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the U.S. Fund’s business) to an amount not exceeding 1.24% of the average daily net assets for the Investor Class shares, 0.99% of the average daily net assets for the Institutional Class shares, 1.24% of the average daily net assets of the A Class shares, and 1.99% of the average daily net assets of the C Class shares. Prior to April 1, 2027, the Expense Limitation Agreement may be modified or terminated only with the approval of the Board. Management Fee reductions and expense reimbursements by the Adviser, are subject to repayment by the U.S. Fund for a period of three years after the date on which such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.

The International Fund pays the Adviser a Management Fee computed at the annual rate of 0.85% of its average daily net assets. Under the same Expense Limitation Agreement, the Adviser has agreed to reduce its Management Fee and to reimburse International Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, cost to organize the International Fund, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the International Fund’s business) to an amount not exceeding 1.24% of the average daily net assets for the Investor Class shares and 0.99% of the average daily net assets for the Institutional Class shares. Prior to April 1, 2027, the Expense Limitation Agreement may be modified or terminated only with the approval of the Board. Management Fee reductions and expense reimbursements by the Adviser, are subject to repayment by the International Fund for a period of three years after the date on which such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.

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The following tables provide the compensation paid to the Adviser by the Funds and Management Fee reductions and expense reimbursements made by the Adviser during the fiscal years/periods indicated:

Lyrical U.S. Value Equity Fund

Fiscal Year Ended November 30,	Management Fees Accrued	Management Fee Reductions (Waivers/Reimbursements)	Net Advisory Fees Received by Adviser
2025	$9,218,725	$99,965	$9,249,006*
2024	$6,500,738	$153,762	$6,346,976
2023	$4,990,876	$264,225	$4,726,651

*	During the fiscal year ended November 30, 2025, the Adviser recouped $131,236 of prior years’ management fee reductions and expense reimbursements.

Lyrical International Value Equity Fund

Fiscal Year Ended November 30,	Management Fees Accrued	Management Fee Reductions (Waivers/Reimbursements)	Net Advisory Fees Received by Adviser
2025	$61,111	$294,292	$0
2024	$107,909	$284,595	$0
2023	$84,240	$289,848	$0

The Adviser manages each Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Board. The Adviser is responsible for investment decisions, and provides each Fund with a portfolio manager to execute purchases and sales of securities. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or a Fund in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Managers

The U.S. Fund is managed by Andrew B. Wellington (the “Portfolio Manager”), who has responsibility for the day-to-day implementation of investment strategies for that Fund.

The International Fund is managed by John Mullins and Dan Kaskawits, each of whom has responsibility for the day-to-day implementation of investment strategies for that Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Funds, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of November 30, 2025.

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Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Andrew B. Wellington	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	7	$1.9B	3	$0.6B
	Other Accounts	345	$4.3B	57	$0.6B
John Mullins	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	7	$1.9B	3	$0.6B
	Other Accounts	345	$4.3B	57	$0.6B
Dan Kaskawits	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	7	$1.9B	3	$0.6B
	Other Accounts	345	$4.3B	57	$0.6B

Potential Conflicts of Interest

Each Portfolio Manager’s management of other investment pooled vehicles and other accounts (the “Other Accounts”) may give rise to potential conflicts of interest in connection with his management of a Fund’s investments, on the one hand, and the investments of the other Fund or the Other Accounts, on the other. A potential conflict of interest may arise when a particular investment may be suitable for both a Fund and the Other Accounts, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of the Other Accounts and to the disadvantage of the Funds or vice versa. Further, differences in the compensation structures of the Adviser with the Other Accounts may give rise to a conflict of interest by creating an incentive for the Portfolio Managers to allocate investment opportunities they believe might be the most profitable to the client accounts where the Adviser might benefit the most from the investment gains. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Typically, the Adviser will (a) aggregate trades at each executing broker and follow a randomly generated order of trade execution and (b) further, for the executing broker with the largest number of shares to transact, aggregate trades at each custodian (in most instances the Fund will be included in this sub-allocation) and follow a second randomly generated order of trade execution. While the Adviser views this process as fair and equitable by design, and the Adviser monitors these trading practices to confirm they are being implemented fairly, for certain trades clients may trade days or weeks after other clients, possibly resulting in material differences between the prices at which clients’ trades are effected.

A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the Funds. The Portfolio Managers know the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Funds, or vice versa.

Compensation

Andrew Wellington receives a salary and is a principal owner of the Adviser.

John Mullins and Dan Kaskawits each receive a salary and participates in a bonus pool determined as a percentage of firm net revenues. Up to one half of the bonus pool payments may be deferred for three years. Each also receives a fixed percentage of the investment adviser’s net management fee received from the International Fund, half of which may be deferred for three years and indexed to the gross performance of the International Fund’s strategy.

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Ownership of Fund Shares

The table below shows the value of shares of the Funds beneficially owned by the Portfolio Manager of the Funds as of November 30, 2025 stated as one of the following ranges: None; $1–$10,000; $10,001–$50,000; $50,001–$100,000; $100,001–$500,000; $500,001–$1,000,000; and over $1,000,000.

Name of Portfolio Managers	Dollar Range of Shares of the U.S. Fund	Dollar Range of Shares of the International Fund
Andrew B. Wellington	over $1,000,000	$10,001 – $50,000
John Mullins	$0	$0
Dan Kaskawits	$0	$0

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board and in accordance with each Fund’s investment objective, policies and restrictions, which securities are to be purchased and sold by each Fund and which brokers are eligible to execute the Funds’ portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the OTC market are generally principal transactions with dealers. With respect to the OTC market, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment consistent with its obligation to seek best execution and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for equity transactions on behalf of each Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by each Fund. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Funds. While the Adviser generally seeks competitive commissions, the Funds may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Consistent with the foregoing, under Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the U.S. and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

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Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Trust’s principal underwriter.

The table below shows the brokerage commissions the Funds paid during the last three fiscal years:

U.S. Fund		International Fund
Fiscal Year Ended November 30,	Brokerage Commissions	Fiscal Year Ended November 30,	Brokerage Commissions
2025	$107,797*	2025	$9,761*
2024	$72,836	2024	$4,733^
2023	$80,501*	2023	$24,905*

^	The decrease in brokerage commissions is due to a decrease in trading.
*	The increase in brokerage commissions is due to an increase in trading.

THE DISTRIBUTOR

The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is compensated for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus.

By its terms, the Distribution Agreement is for periods of one year so long as such renewal and continuance is approved at least annually by (1) the Board or (2) a vote of the majority of the Funds’ outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Trust or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. Under the Distribution Agreement, the Distributor was paid $73,079 for its services by the Lyrical U.S. Value Fund and $1,404 by the Lyrical International Value Fund and/or the Adviser to the Funds in the fiscal year ended November 30, 2025.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, the fund accountant (the “Fund Accountant”) and the Transfer Agent to the Funds pursuant to a Master Services Agreement.

As Administrator, Ultimus assists in supervising all operations of each Fund (other than those performed by the Adviser under the Advisory Agreements). Ultimus has agreed to perform or arrange for the performance of the following services (under the Master Services Agreement, Ultimus may delegate all or any part of its responsibilities thereunder):

●	prepares and assembles reports required to be sent to each Fund’s shareholders and arranges for the printing and dissemination of such reports;

●	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

●	files each Fund’s federal income and excise tax returns and each Fund’s state and local tax returns;

●	assists and advises each Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

●	makes such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

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As Fund Accountant, Ultimus maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for each Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

As Transfer Agent, Ultimus performs the following services in connection with each Fund’s shareholders: maintains records for each Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of each Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from each Fund for its services as Administrator, Fund Accountant, and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Master Service Agreement.

The Master Services Agreement between the Trust, on behalf of the Funds, and Ultimus, unless otherwise terminated as provided in the Master Services Agreement, are renewed automatically for successive one-year periods.

The Master Services Agreement provides that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Master Services Agreement relates, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

During the fiscal years/periods listed below, Ultimus received the following fees from each of the Funds for its services as Administrator, Fund Accountant, and Transfer Agent:

U.S. Fund

Fiscal Year Ended November 30,	Administration	Fund Accounting	Transfer Agent
2025	$725,291	$136,672	$176,422
2024	$574,751	$117,797	$143,057
2023	$481,467	$105,590	$151,389

International Fund

Fiscal Year Ended November 30,	Administration	Fund Accounting	Transfer Agent
2025	$44,293	$57,392	$44,844
2024	$38,786	$61,223	$53,532
2023	$32,150	$57,514	$50,240

Custodian

U.S. Bank, N.A. (the “Custodian”), located at 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Funds pursuant to a Custody Agreement. The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the Independent Registered Public Accounting Firm for the Funds. Cohen & Company, Ltd. audits the annual financial statements of the Funds. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services and other permissible non-audit services as requested.

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Legal Counsel

Sullivan & Worcester, LLP, located at 1666 K Street, NW, Suite 700, Washington, DC 20006, serves as legal counsel to the Trust and the Trust’s Independent Trustees.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Funds pay Ultimus a base fee of $12,000 per annum, plus an asset-based fee computed at an annual rate of 0.01% of the average net assets of the Funds over $100 million. In addition, the Funds reimburse NLCS for its reasonable out-of-pocket expenses related to these compliance services. Under a previous Compliance Consulting Agreement between the Trust and Ultimus, an affiliate of NLCS, the U.S. Fund paid Ultimus $109,676 and the International Fund paid Ultimus $12,291 for compliance services for the fiscal year ended November 30, 2025.

DISTRIBUTION PLAN

The Funds have each adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for the Investor Classes of each Fund and the A Class and C Class of the U.S. Fund. See the section entitled “Distribution Plan” in the Prospectus for additional information on the specifics of the Plan. As required by Rule 12b-1, the Plan was approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan provides that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The Board will take into account the expenditures for purposes of reviewing operation of the Plan and in connection with their annual consideration of the renewal of the Plan.

Under the Plan, the U.S. Fund on behalf of its Investor Class shares and A Class shares and the International Fund on behalf of its Investor Class shares, may annually expend up to 0.25% of the Funds’ average daily net assets to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made. In connection therewith, the Investor Class shares of the Funds and the A Class shares of the U.S. Fund may pay up to 0.25% of their respective average daily net assets to the Distributor, as compensation for services or other activities that are primarily intended to result in the sale of shares. Under the Plan, the U.S. Fund on behalf of its C Class shares, may annually expend up to 1.00% of the Fund’s average daily net assets to pay for distribution and shareholder services. The shareholder services component of the foregoing fee for C Class Shares is limited to 0.25% of the average daily net assets of the class. A financial intermediary that receives a 1.00% upfront commission on a purchase of C Class Shares will generally become eligible to receive the Rule 12b-1 Fees with respect to such shares beginning in the 13th month following the date of the purchase. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of the Investor Class shares of each Fund and the A Class shares and C Class shares of the U.S. Fund attributable to them. The Funds do not participate in any joint distribution activities with other investment companies.

The Plan provides potential benefits to each Fund including, without limitation, improved shareholder services and savings in certain operating expenses. The Plan is also expected to benefit shareholders by providing funds for selling arrangements to assist a Fund to reach and maintain sufficient size to efficiently implement its principal investment strategies and to achieve economies of scale in the Fund’s service provider relationships.

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The amount of distribution and service fees incurred by the Funds under the Plan during the last fiscal year is listed below:

U.S. Fund

Fiscal year ended November 30,	Total Distribution and Service Fees	Compensation to Broker-Dealers	Compensation to Distributor	Other Registered Rep Related Fees	Advertising	Printing of Prospectuses for Non-Shareholders
2025	$73,079	$54,981	$18,750	$0	$0	$0

International Fund

Fiscal year ended November 30,	Total Distribution and Service Fees	Compensation to Broker-Dealers	Compensation to Distributor	Other Registered Rep Related Fees	Advertising	Printing of Prospectuses for Non-Shareholders
2025	$1,404	$375	$250	$0	$0	$0

GENERAL INFORMATION

Other Payments by the Funds

Each Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees a Fund may pay to financial intermediaries pursuant to the Fund’s distribution plan, if any.

Other Payments by the Adviser

The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with a Fund, their service providers or their respective affiliates, as incentives to help market and promote a Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to a Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

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Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

Description of Shares

The Trust is an unincorporated business trust organized under Ohio law on February 28, 2012. The Declaration of Trust authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to further divide shares of a series into separate classes. The shares of each Fund are currently divided into four classes, the A Class shares, the C Class shares, the Investor Class shares and the Institutional Class shares, which are described in the Prospectus. Additional classes of shares may be created at any time. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Board shall allocate them among any one or more series or classes as the Board, in its sole discretion, deems fair and equitable. Subject to the Declaration of Trust, determinations by the Board as to the allocation of liabilities, and the allocable portion of any general assets, with respect to the Funds and each Fund’s classes, are conclusive.

Shares of the Funds, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Funds, will vote together and not separately, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties to the Trust and its holders of beneficial interest. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Trust Liability

Under Ohio law, liabilities of the Trust to third persons, including the liabilities of any series, extend to the whole of the trust estate to the extent necessary to discharge such liabilities. However, the Declaration of Trust contains provisions intended to limit the liabilities of each series to the applicable series and the Trustees and officers of the Trust intend that notice of such limitation be given in each contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. There is no guarantee that the foregoing steps will prove effective or that the Trust will be successful in preventing the assets of one series from being available to creditors of another series.

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Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics (each a “COE” and collectively, the “COEs”) designed to prevent their respective personnel subject to the COE from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to the COEs). These COEs permit personnel subject to the COEs to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds’ planned portfolio transactions. Each of these parties monitors compliance with its respective COE.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B and Appendix C, respectively. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities during the prior twelve-month period ended June 30th is available without charge upon request by calling 1-888-884-8099, on or through the Fund’s website at www.lyricalvaluefunds.com or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure Policy

The Trust has adopted policies with respect to the disclosure of a Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about a Fund’s portfolio to third parties prior to (i) the filing of the information with the Securities and Exchange Commission (the “SEC”) in a required filing, or (ii) the day after the information is posted to the Fund’s website. Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund is also required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. Each Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.

As described below, the policies allow for disclosure of non-public portfolio information to third parties if the following criteria are met, as determined by the Trust’s Chief Compliance Officer (the “CCO”): (1) there is a legitimate business purpose for the disclosure; (2) the party receiving the portfolio holdings information is subject to a one or more Conditions of Confidentiality (as defined below); and (3) disclosure is consistent with the antifraud provisions of the federal securities laws and, with respect to disclosure made or directed to be made by the Adviser, the Adviser’s fiduciary duties. “Conditions of Confidentiality” include (1) confidentiality clauses in written agreements, (2) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), or (3) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships).

Under the policies, the Trust, the Fund, the Adviser and any service provider to the Trust are prohibited from receiving compensation or other consideration in connection with disclosing information about a Fund’s portfolio to third parties.

Consistent with these policies, a Fund may include in marketing literature and other communications to shareholders or other parties a full schedule of portfolio holdings, top ten portfolio positions and certain other portfolio characteristics (such as sector or geographic weightings) that have already been made public through the Fund’s website or through an SEC filing, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

Each Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Adviser, Distributor, transfer agent, fund accounting agent, administrator and Custodian. Each Fund also periodically discloses portfolio holdings information on a confidential basis to other third parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to a Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel or prospective third-party service providers without any time lag.

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Below is a table that lists the service provider that currently receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Accountants	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of unaudited and audited Financial Statements	No formal restrictions in place – typesetter or printer would not receive portfolio information until at least 30 days old
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical
N-PORT and N-CEN Vendors	Monthly or Annually	Contractual and Ethical
Pricing and Liquidity Vendors	Daily	Contractual and Ethical

The Funds may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds. In these instances, information about a Fund’s portfolio would generally be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings and other portfolio characteristics available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Adviser, a sub-adviser, nor any of their affiliates receive any portion of this fee.

Upon approval of the CCO, a Fund may also disclose portfolio information pursuant to regulatory request, court order or other legal proceeding.

Except as described above, a Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the CCO. The Adviser must submit any proposed arrangement pursuant to which it intends to disclose a Fund’s portfolio holdings to the CCO, who will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. To the extent that the disclosure of a Fund’s portfolio holdings information creates a conflict between the Fund, on the one hand, and the Fund’s adviser, principal underwriter, and any other affiliated person of the Funds, their investment adviser, or their principal underwriter on the other hand, the CCO shall determine how to resolve the conflict in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made.

To oversee the Disclosure Policy and the Fund Policy, the Trustees consider reports and recommendations by the CCO regarding the adequacy and implementation of the compliance programs of the Trust and its service procedures adopted pursuant to Rule 38a-1 under the 1940 Act. The Trustees reserve the right to amend the Disclosure Policy at any time without prior notice to shareholders in its sole discretion.

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Other Expenses

In addition to the Management Fee and the Plan fees for the A Class shares and C Class shares of the U.S. Fund, and Investor Class of shares of each Fund, each Fund pays all expenses associated with the Fund not expressly assumed by the Adviser, including, without limitation, the fees and expenses of its independent registered public accounting firm and of its legal counsel; the fees of the Administrator, Distributor, and Transfer Agent; the costs of printing and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, SAIs and supplements thereto; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Trust Contracts

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment advisor, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This SAI and the Prospectus provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this SAI, the Prospectus or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Qualification as a Regulated Investment Company

Each Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, each Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in section 851(h) of the Code (the “source-of-income test”). Any income derived by a Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by a Fund in the same manner as by the partnership or trust.

A Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year (the “asset diversification tests”). In general, at least 50% of the value of a Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of a Fund nor more than 10% of the outstanding voting securities of such issuer.

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In addition, not more than 25% of the value of a Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Treasury Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships.

Each Fund intends to satisfy all of the requirements of the source-of-income test and the asset diversification tests on an ongoing basis for continued qualification as a regulated investment company.

If a Fund fails to meet either the asset diversification test with respect to a taxable quarter or the source-of-income test with respect to a taxable year, the Code provides several remedies, provided certain procedural requirements are met, which will allow a Fund to retain its status as a “regulated investment company.” There is a remedy for failure to satisfy the asset diversification tests, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. In addition, there is a remedy for a de minimis failure of the asset diversification tests, which would require corrective action but no tax. In addition, the Code allows for the remedy of a failure of the source-of-income test, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Such distributions will be taxable to the shareholders as dividends to the extent of such Fund’s current and accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction (“DRD”) in the case of corporate shareholders or (ii) treatment as “qualified dividend income” in the case of noncorporate shareholders, provided in each case that certain holding period and other requirements are met. Failure to qualify as a regulated investment company would have a negative impact on a Fund’s income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income and net tax-exempt interest (if any) for each tax year. Distributions paid to you generally may be characterized as ordinary income. A portion of these distributions may qualify for the DRD when paid to certain corporate shareholders.

Under current tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels.

Taxable dividends paid by each Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a DRD for a portion of the dividends paid and designated by such Fund as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by a Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent a Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Regulated investment companies that receive qualified REIT dividend income may designate such amounts as Section 199A dividends. Qualified

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REIT dividend income is the excess of qualified REIT dividends received by the regulated investment company over the amount of the regulated investment company’s deductions that are properly allocable to such income. If a Fund designates a dividend as a Section 199A distribution, it may be treated by shareholders as a qualified REIT dividend that is taxed as ordinary income and for non-corporate taxpayers eligible for the 20% deduction for “qualified business income” under Code section 199A. Generally, only non-corporate shareholders who have held their shares for more than 45 days during the 91-day period beginning on the date which is 45 days prior to the ex-dividend date for such dividend are eligible for such treatment.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each Fund will designate (1) any distribution that constitutes a qualified dividend as qualified dividend income; (2) any tax-exempt distribution as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; (4) any dividend eligible for the corporate dividends received deduction; and (5) any distribution that is comprised of qualified REIT dividend income as a Section 199A dividend as such in a written notice provided to shareholders after the close of the Funds’ taxable year. Shareholders should note that, upon the sale or exchange of a Fund’s shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

Each Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held a Fund’s shares, even if they reduce the NAV of shares below the shareholder’s cost, and thus, in effect, result in a return of a part of the shareholder’s investment.

To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if a Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Each year, shareholders will receive a statement detailing the tax status of any Fund distributions for that year.

A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains.

Excise Tax

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid the imposition of any excise tax liability.

Sale, Exchange, or Repurchase of Shares

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Funds’ shares. An exchange of shares is treated as a sale and any gain may be subject to tax. An exchange of shares is generally treated as a sale and any gain may be subject to tax. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) shares of the same Fund within 30 days before or after the sale, exchange or repurchase (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.

Shareholders should note that, upon the sale of a Fund’s shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gains dividends received with respect to the shares. Any capital loss arising from the sale, exchange or repurchase of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

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The repurchase or transfer of shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholder in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholder. On the other hand, shareholder holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Backup Withholding

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (currently 24%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the IRS for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Foreign Taxes

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on a Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by a Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

State and Local Taxes

Depending upon the extent of a Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

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Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. shareholders (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Non-U.S. shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that taxable distributions to them (including any deemed distributions with respect to a repurchase offer) would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate for eligible investors).

Dividends paid by a Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid IRS Form W-8BEN, or other applicable form, with the applicable Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with such Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). A Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

Under sections 1471 through 1474 of the Code, known as “FATCA”, the Funds are required to withhold U.S. tax at a rate of 30% on payments of taxable dividends and to certain non-U.S. entities that fail to comply (or be deemed compliant) with the extensive reporting and withholding requirements under FATCA designed to inform the U.S. Treasury of certain U.S. owned foreign assets and accounts. Shareholders may be requested to provide additional information to a Fund to enable it to determine whether FATCA withholding is required. The Funds will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Cost Basis Reporting

The Fund is required to report cost basis information to the ITS and to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012.

The Fund’s default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at 888-884-8099 or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

Prospective investors should consult with their own tax advisors regarding the application of these provisions to their situation.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended November 30, 2025, including the Financial Highlights appearing in the Prospectus, are incorporated by reference and made a part hereof. You may request a copy of each Fund’s unaudited and audited financial statements at no charge by calling the Funds at 1-888-884-8099 or by visiting the Funds’ website www.lyricalvaluefunds.com.

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APPENDIX A

TRUSTEES AND OFFICERS

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen By Trustee	Directorship(s) of Public Companies Held By Trustee During Past 5 Years
Independent Trustees:
Janine L. Cohen^ Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	27	n/a
Robert E. Morrison^ Year of Birth: 1957	Since 2019	Trustee (2019 to present; and previously 2012 to 2014)	Managing Director at Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	27	n/a
Clifford N. Schireson^ Year of Birth: 1953	Since 2019	Trustee (2019 to present)	Retired; Founder of Schireson Consulting, LLC (2017 to 2022); Director of Institutional Services for Brandes Investment Partners, LP (2004 to 2017)	27	Trustee of Beacon Pointe Multi-Alternative Fund (2024 to present); Trustee of Booster Income Opportunities Fund (2024 to present); and Trustee of 83 Investment Group Income Fund (2024 to present); Trustee of Sardis Credit Opportunities Fund (2025 to present); Trustee of IDA Private Access Fund (2025 to present); Trustee of Private Debt and Income Fund (2025 to present); and Trustee of the San Diego City Employees’ Retirement System (2019 to 2025)
Jacqueline A. Williams^ Year of Birth: 1954	Since 2019	Trustee (2019 to present)	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	27	n/a

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Keith Shintani^ Year of Birth: 1963	Since January 1, 2024	Trustee (January 1, 2024 to present)	Senior Vice President of Relationship Management at U.S. Bank Global Fund Services (1998 to 2022); Director of Finance at Charles Schwab Investment Management (January 1997 to December 1997); Manager of Mutual Fund Operations of PIMCo Advisors L.P. (1993 to 1995); Variable Products Manager of Pacific Life Insurance Company (1989 to 1993); Senior Accountant of Deloitte and Touche. (1986 to 1989)	27	Trustee of the Matrix Advisors Fund Trust (2023 to present)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

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Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years
Todd E. Heim^ Year of Birth: 1967	2014 to present	President (2021 to present) Vice President (2014 to 2021)	Senior Vice President, Relationship Management (2023 to present) and Vice President, Relationship Management (2018 to 2023)
Shannon Thibeaux-Burgess Year of Birth: 1970	2023 to present	Vice President	Senior Vice President, Relationship Management with Ultimus Fund Solutions, LLC (2022 to present); Head of Regulatory Service with J.P. Morgan Chase & Co. (2020 to 2022); Chief Administrative Officer of Fund Administration, Legal of State Street Bank (2013 to 2020)
Daniel D. Bauer^ Year of Birth: 1977	2016 to present	Treasurer (January 2024 to present) Assistant Treasurer (2016 to December 2023)	Vice President of Fund Accounting (2022 to present), Assistant Vice President of Fund Accounting (2020 to 2022), and AVP, Assistant Mutual Fund Controller (2015 to 2020) of Ultimus Fund Solutions, LLC
Angela A. Simmons^ Year of Birth: 1975	2022 to present	Assistant Treasurer	Vice President of Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC
Leo R. Payne Year of Birth: 1966	January 2025 to present	Assistant Treasurer	Assistant Vice President, Financial Administration (2023 to present) of Ultimus Fund Solutions, LLC; Assistant Vice President, Financial Administration (2018 to 2023) of Citi Fund Services, Inc.
Karen Jacoppo-Wood^ Year of Birth: 1966	2023 to present	Secretary	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (2022 to present); Managing Director and Managing Counsel (2019 to 2022) of State Street Bank and Trust Company
Natalie S. Anderson^ Year of Birth:1975	2016 to present	Assistant Secretary	Director of Legal Administration (March 2024 to present); Legal Administration Manager (2016 to March 2024) of Ultimus Fund Solutions, LLC
Jesse Hallee^ Year of Birth: 1976	2023 to present	Assistant Secretary	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (June 2019 to present)
Gweneth K. Gosselink^ Year of Birth: 1955	2020 to present	Chief Compliance Officer	Vice President, Compliance Officer (2023 to present) of Northern Lights Compliance Services, LLC; Assistant Vice President, Compliance Officer at Ultimus Fund Solutions, LLC (2019 to 2023); CCO Consultant at GKG Consulting, LLC (2019 to 2021)
Martin R. Dean^ Year of Birth: 1963	2016 to present	Assistant Chief Compliance Officer (2020 to present) Interim Chief Compliance Officer (2019 to 2020) Assistant Chief Compliance Officer (2016 to 2017)	President of Northern Lights Compliance Services, LLC (February 2023 to present); Senior Vice President, Head of Fund Compliance (2020 to January 2023) and Vice President & Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to 2020)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

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APPENDIX B

ULTIMUS MANAGERS TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.	PURPOSE; DELEGATION

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Ultimus Managers Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) believes that each Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, each Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.	DEFINITIONS

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment advisers to each Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.	POLICY FOR VOTING PROXIES RELATED TO EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES.

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

4.	POLICY FOR VOTING PROXIES RELATED TO OTHER PORTFOLIO SECURITIES

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the

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stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

5.	CONFLICTS OF INTEREST

The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Committee of Independent Trustees (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee on an annual basis.

6.	ROUTINE PROPOSALS

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.	PROXY MANAGER APPROVAL

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.	PROXY VOTING PROCEDURES

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

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9.	FORM N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

10.	INVESTMENT ADVISERS’ VOTING PROCEDURES

The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that an Investment Adviser’s policies and procedures are consistent with these Policies and Procedures, the Investment Adviser may implement them with respect to voting proxies on behalf of each Fund managed by such Investment Adviser. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Investment Adviser’s policies and procedures.

Securities Lending: If a Fund engages in securities lending, the proxy voting procedures of the Adviser of such Fund will include information on the recall of lent securities for voting purposes. More information can be found in the Securities Lending Procedures of the Trust.

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APPENDIX C

LYRICAL ASSET MANAGEMENT LP

Proxy Voting Policy

Statement of Policy

Since the Firm exercises voting authority with respect to certain Clients’ securities, the Adviser is required to adopt and implement written policies and procedures that are reasonably designed to ensure that the Adviser votes Client securities in a manner consistent with the best interests of such Client (Rule 206(4)-6). The SEC has indicated that a discretionary investment manager is required to exercise voting authority with respect to Client securities, even if the investment advisory agreement is silent on this point, unless the Client has specifically retained voting authority. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Where the Adviser has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

Responsibility for Implementing this Policy

The Compliance Officer is responsible for implementing, updating and monitoring the Firm’s Proxy Voting Policies and Procedures, for ensuring appropriate disclosure is given to Clients, and assisting in the resolution of conflicts of interests. The Compliance Officer is also responsible for maintaining, as part of the Firm’s books and records, copies of the Firm’s procedures, proxy records and any backup documentation relating to voting decisions and conflict resolution in accordance with applicable record keeping requirements.

The Compliance Officer can delegate any responsibilities under this policy to another person.

Procedures to Implement this Policy

Generally, proxies are automatically received by the Firm’s third party proxy voting services firm and are voted in accordance with the guidelines detailed below. In some instances, proxies may not be automatically voted in accordance with the guidelines. In such instances, the Compliance Officer or his delegate shall monitor and place proxy votes in accordance with the guidelines set forth below. The Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

Voting Guidelines

In the absence of specific voting guidelines from the Client, the Firm will vote proxies in the best interests of each particular Client, which may result in different voting results for proxies for the same issuer. To assist the Firm in its responsibilities for voting proxies, an unaffiliated, third party proxy voting services firm has been retained as an expert in the proxy voting and corporate governance area. The Firm’s Compliance Officer and Portfolio Manager have reviewed and approved the policies and procedures prepared by the proxy voting services firm and have determined that these policies and procedures accurately reflect the Firm’s objective standards in voting proxies for the Firm’s Clients.

The Firm will generally vote proxies based upon the recommendations of the proxy voting services firm consistent with the Proxy Paper Guidelines; however, the Firm may conduct a more detailed analysis and will exercise its own judgment on a case-by-case basis and may override any recommendation of the proxy voting services firm that it does not believe is in the best interest of its Clients. In considering whether a more detailed analysis is required, the Firm considers if there are any particular factors affecting the issuer (e.g., M&A activity, contested elections of directors, etc.). In the event the Firm fails to instruct the proxy voting services firm on how to vote a proxy, the proxy voting services firm is directed to vote in accordance with its recommendations.

The Firm believes that voting proxies in accordance with the following guidelines is in the best interests of its Clients.

●	Generally, the Firm will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

●	Generally, the Firm will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

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For other proposals, the Firm shall determine whether a proposal is in the best interests of its Clients and may take into account the following factors, among others:

●	whether the proposal was recommended by management and the Firm’s opinion of management;

●	whether the proposal acts to entrench existing management; and

●	whether the proposal fairly compensates management for past and future performance.

Conflicts of Interest

The Compliance Officer will identify any conflicts that exist between the interests of the Firm and its Clients. This examination will include a review of the relationship of the Firm and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a Client of the Firm or an affiliate of the Firm or has some other relationship with the Firm or a Client of the Firm.

If a material conflict exists, the Firm will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the Client. The Firm will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to ERISA, give the Clients the opportunity to vote their proxies themselves.

Oversight of Third-Party Proxy Voting Firm

The Adviser will generally conduct a review of its proxy voting services firm on an annual basis. Such review shall address any established guidance from the SEC in conducting ongoing reviews of third-party proxy voting firms and typically includes an analysis of the firm’s processes to maintain accurate and complete information and address conflicts of interest and an overview any relevant business changes.

Disclosure

The Firm will disclose in its Form ADV Part 2 that Clients may contact the Compliance Officer, via mail or telephone, in order to obtain information on how the Firm voted such Client’s proxies, and to request a copy of these policies and procedures. If a Client requests this information, the Compliance Officer will prepare a written response to the Client that lists, with respect to each voted proxy about which the Client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Firm voted the Client’s proxy.

A concise summary of this Proxy Voting Policy and Procedure is included in the Firm’s Form ADV Part 2, and is updated whenever these policies and procedures are updated.

Recordkeeping

The Compliance Officer will maintain files relating to the Firm’s proxy voting procedures in an easily accessible place. Records are maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Firm. Records of the following are included in the files:

●	Copies of this proxy voting policy and procedures, and any amendments thereto.

●	A copy of each proxy statement that the Firm receives, provided however that the Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available. The Firm may choose instead to have a third party retain a copy of proxy statements (provided that the third party undertakes to provide a copy of the proxy statements promptly upon request).

●	A record of each vote that the Firm casts. The Firm may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

●	A copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision.

●	A copy of each written Client request for information on how the Firm voted such Client’s proxies, and a copy of any written response to any (written or oral) Client request for information on how the Firm voted its proxies.

●	Annual reviews of proxy voting policies and procedures, including reviews of third-party proxy advisory firms.

Class Action Claims

The Firm generally does not participate in class actions but will evaluate relevant class action claims on a case-by-case basis.

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Q3 ALL-SEASON Systematic Opportunities FUND

Institutional Class: (QASOX)

C Class: (QCSOX)

Q3 ALL-SEASON TACTICAL FUND

Institutional Class: (QAITX)
C Class: (QACTX)

Managed by
Q3 Asset Management Corporation

PROSPECTUS

March 30, 2026

For information or assistance in opening an account, please call toll-free 1-855-784-2399.

This Prospectus has information about the Funds that you should know before you invest.

You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Funds’ shares or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY	1
Q3 ALL-SEASON SYSTEMATIC OPPORTUNITIES FUND	1
Q3 ALL-SEASON TACTICAL FUND	12
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS	24
Q3 ALL-SEASON SYSTEMATIC OPPORTUNITIES FUND	24
Q3 ALL-SEASON TACTICAL FUND	25
FUND MANAGEMENT	35
DISTRIBUTION PLAN	38
ADMINISTRATIVE SERVICES PLAN	38
HOW THE FUNDS VALUE THEIR SHARES	39
HOW TO BUY SHARES	40
HOW TO EXCHANGE SHARES	46
HOW TO REDEEM SHARES	47
DIVIDENDS, DISTRIBUTIONS AND TAXES	53
FINANCIAL HIGHLIGHTS	55
CUSTOMER PRIVACY NOTICE	63
FOR ADDITIONAL INFORMATION	back cover

RISK/RETURN SUMMARY:

Q3 ALL-SEASON SYSTEMATIC OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Q3 All-Season Systematic Opportunities Fund (the “Systematic Opportunities Fund”) seeks capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Systematic Opportunities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	C Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	C Class
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.26%	0.70%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses(1)	1.33%	2.77%
Fee Recoupment Reimbursed(2)	–	0.01%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(2)(3)	1.33%	2.78%

(1)	“Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to the average net assets in the Systematic Opportunities Fund’s Financial Highlights, because the Fund’s Financial Highlights do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.
(2)	During the fiscal year ended November 30, 2025, the Adviser recouped $168 of prior years’ management fee reductions and expense reimbursements.
(3)	Q3 Asset Management Corporation (the “Adviser”) has contractually agreed, until March 31, 2027, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Systematic Opportunities Fund; Acquired Fund fees and expenses; and extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Systematic Opportunities Fund’s business) to an amount not exceeding 2.79% of the C Class shares’ and 1.79% of the Institutional Class shares’, average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Systematic Opportunities Fund for a period of 3 years after the date on which such fees and expenses were incurred or waived, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to March 31, 2027, this agreement may not be modified or terminated without the approval of the Systematic Opportunities Fund’s Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”); provided, however, this agreement will terminate automatically as to the Systematic Opportunities Fund if the Systematic Opportunities Fund’s investment advisory agreement (the “Systematic Opportunities Fund’s Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Systematic Opportunities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Systematic Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Systematic Opportunities Fund remain the same and the contractual agreement to limit expenses remains in effect only until March 31, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$135	$421	$729	$1,601
C Class Shares	$281	$860	$1,465	$3,100

Portfolio Turnover

The Systematic Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Systematic Opportunities Fund’s performance. During the most recent fiscal year, the Systematic Opportunities Fund’s portfolio turnover rate was 147% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in a combination of futures contracts on the S&P 500 or NASDAQ (“Index Futures”), and investments, in money market funds, U.S. Treasury securities, and short term bonds (“Fixed Income Investments”). The Fund, however, may invest in exchange-traded funds (“ETFs”) and open-end mutual funds that provide exposure to broad-based U.S. equity securities indices (collectively, with Index Futures, “Portfolio Instruments”) rather than in Index Futures. Investments by the Fund in mutual funds or ETFs would be determined in the discretion of the Adviser based on several factors, including: market volatility, liquidity of trading vehicles, and trade execution costs. The percentage of the Fund’s net assets invested in futures contracts may fluctuate over time but under normal circumstances is generally expected to represent less than 10% of the Fund’s net assets based on mark-to-market values. However, the Fund’s notional exposure from derivative instruments may at times equal

100% of the Fund’s net assets. Under normal circumstances, the balance of the Fund’s net assets generally will be invested in Fixed Income Investments in an effort to generate income for the Fund.

In managing the Fund, the Adviser utilizes a tactical, systematic strategy that relies on a proprietary algorithmic model developed by the Adviser that incorporates mean-reversion analysis (the “Model”). Mean reversion refers to the concept that the market price of a particular equity securities index (“Index Market Exposure”) will, over time, typically return to a price within its recent historical trading range. For example, if the price of a given Index Market Exposure was to drop rapidly, the Model may signal this to be a buying opportunity for that Index Market Exposure, based on the belief that the price for the Index Market Exposure is likely to revert back to a higher price more consistent with the Index Market Exposure’s recent historical trading range. The Model also incorporates additional quantitative trading indicators that include relative strength, momentum, moving averages, breakouts and overbought/oversold conditions and trend-identification. Mean reversion is the primary indicator of a buying opportunity for the Fund, while the additional quantitative trading indicators confirm the existence of a buying opportunity. The additional quantitative trading indicators may be applied in the discretion of Adviser based on its assessment of the prevailing market environment.

The Model evaluates the historical trading range for a given Index Market Exposure to identify instances when the Index Market Exposure trades outside this range. Based on prevailing market conditions and short-term price movement analysis, the Model indicates when short term opportunities for gains may exist. The Model generally defines historical trading range as the spread between an Index Market Exposure’s highest and lowest trade price during a short period of time, typically 1-20 days. The Model generates daily signals (“buy” or “no buy”) for a particular Index Market Exposure indicating whether or not, taking into account the prevailing market environment, a short-term trading opportunity has been identified. The Fund generally exits positions when the Model indicates that the trading price for an Index Market Exposure position has risen above (fallen below) the Model’s pre-defined price thresholds. When the Model’s signals prompt the Fund to divest, in whole or in part, from Portfolio Instruments, the Fund typically will invest in money market funds, ultra-short term bond funds and comparable investments (collectively, “Defensive Investments”) in an effort to preserve capital. The Adviser selects among Defensive Investments primarily based on the Adviser’s assessment of their current yield. The Fund typically invests in Defensive Investments, sometimes for extended periods of time, until the Model indicates “buy” signals in the equity markets.

Trades involving Portfolio Instruments generally are short-term in nature (1 to 14 days), depending on prevailing market conditions, which may involve active and frequent trading and high portfolio turnover. However, certain trades could span longer periods of time, depending on market conditions. At times, the Systematic Opportunities Fund’s investments may be indirectly focused on one or more sectors or areas of the economy.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Systematic Opportunities Fund. A Systematic Opportunities Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The success of the Systematic Opportunities Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the

Systematic Opportunities Fund and there is no assurance that the Systematic Opportunities Fund will achieve its investment objective. Because of the types of securities in which the Systematic Opportunities Fund invests and the investment techniques the Adviser uses, the Systematic Opportunities Fund is designed for investors who are investing for the long term. The Systematic Opportunities Fund will be subject to the following principal risks:

Derivatives Securities Risk. The use of derivative instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling stocks. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Systematic Opportunities Fund’s return. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.

In addition, the Systematic Opportunities Fund’s use of futures contracts creates leverage, which can magnify the Funds’ potential for gain or loss and therefore amplify the effect of market volatility on the Funds’ share price. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Rule 18f-4 under the 1940 Act regulates a fund’s use of derivative investments and certain financing transactions. Among other conditions, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a fund’s net assets), it will not be subject to the full requirements of Rule 18f-4.

The Fund’s use of derivatives or derivatives transactions may expose it to various risks, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk, and legal risk. Leverage occurs when the Fund uses derivatives (such as futures contracts), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund’s initial investment. The use of leverage magnifies changes in the Fund’s net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage may lower the Fund’s overall returns. There can be no guarantee that the Fund’s use of leverage will be successful. Market risk generally refers to risk from potential adverse market movements in relation to a Fund’s derivatives transactions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures. Counterparty risk generally refers to the risk that a counterparty on a derivatives transaction may not be willing or able to perform its contractual obligations under the transaction, and the related risks of having concentrated exposure to such a counterparty. Liquidity risk generally refers to risk involving the liquidity demands that derivatives transactions can create to make payments of margin, collateral or settlement obligations to counterparties. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

●	Futures Contract Risk: Futures contracts involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on futures contracts may substantially exceed the amount invested in these instruments. Transaction costs are incurred in opening and closing futures contract positions.

○	The successful use of futures contracts depends upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including:

○	imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract;

○	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

○	losses caused by unanticipated market movement, which are potentially unlimited;

○	the Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors;

○	the possibility that a counterparty will default in the performance of its obligations;

○	the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margin requirements at a time when it may be disadvantageous to do so;

○	the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and

○	possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future).

Market Risk. Market risk is the risk that the value of the securities in the Systematic Opportunities Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Systematic Opportunities Fund’s investments, economic conditions and general market conditions. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, such as changes in government economic policies, political turmoil, military action, environmental events, trade disputes, and epidemics or other public health issues, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Systematic Opportunities Fund) could change drastically and rapidly and, therefore, adversely affect the Systematic Opportunities Fund.

Investment Style and Management Risk. The Adviser’s method of security selection may not be successful and the Systematic Opportunities Fund may underperform relative to other mutual funds that employ similar investment strategies. The Systematic Opportunities Fund’s systematic style may not be implemented successfully, negatively affecting the Systematic Opportunities Fund’s performance. In addition, the Adviser may select investments that fail to appreciate as anticipated.

Quantitative Model Risk. Quantitative models used by the Adviser may not effectively identify distinct market states and may cause the Systematic Opportunities Fund to underperform other investment strategies. Flaws or errors in the Adviser’s quantitative model’s assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.

Sector Risk. Because at times the Systematic Opportunities Fund’s investments may be indirectly focused on one or more sectors or areas of the economy, the value of the Fund’s net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors. This may increase the risk of loss of an investment in the Systematic Opportunities Fund and increase the volatility of the Systematic Opportunities Fund’s NAV per share.

Active Management Risk. The Adviser’s investment decisions about individual securities impact the Fund’s ability to achieve its investment objective. The Adviser’s judgments about the attractiveness and potential returns for specific investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Debt Securities Risk. The Systematic Opportunities Fund may invest directly or indirectly in corporate debt securities and U.S. Government obligations. Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. A debt security’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

Equity Securities Risk. The prices of equity securities in which the Systematic Opportunities Fund invests indirectly through Index Futures, ETFs and other investment companies may fluctuate in response to many factors, including, but not limited to, the activities of the individual issuers, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Systematic Opportunities Fund to potential losses.

Fund of Funds Structure Risk. Investments in ETFs and other investment companies (e.g. open-end) subject the Systematic Opportunities Fund to paying its proportionate share of fees and expenses from those investments. In other words, by investing in the Systematic Opportunities Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Systematic Opportunities Fund invests in addition to the Systematic Opportunities Fund’s direct fees and expenses. In addition, under the 1940 Act, the Systematic Opportunities Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Systematic Opportunities Fund may own.

●	ETF Risk. Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Investments in ETFs are also subject to the following additional risks:

○	Investment Limitation Risk. Under the 1940 Act, the Systematic Opportunities Fund generally may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless the Fund is able to rely on exemptions from the 3% limitation, such as Rule 12d1-4 under the 1940 Act. The 3% limitation may prevent the Fund from allocating its investments in the manner the Adviser considers optimal, or cause the Adviser to select an investment other than that which the Adviser considers optimal.

○	Market Value Risk. The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Systematic Opportunities Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Systematic Opportunities Fund’s NAV is reduced for undervalued ETFs it holds, and that the Systematic Opportunities Fund receives less than NAV when selling an ETF).

○	Tracking Risk. Index-based ETFs and mutual funds may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs and mutual funds may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede an ETF’s or mutual fund’s ability to track its applicable indices or match its performance.

○	Sampling Risk. Index-based ETFs and mutual funds may utilize a representative sampling approach to track their respective underlying indices. Index-based ETFs and mutual funds that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the ETF or mutual fund in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, an ETF or mutual fund will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an ETF or mutual fund could result in a greater decline in NAV than would be the case if the ETF or mutual fund held all of the securities in the underlying index.

●	Fixed-Income ETF Risk. There are risks associated with the potential investment of the Systematic Opportunities Fund’s assets in fixed-income ETFs, which may include credit risk, interest rate risk and maturity risk as described below:

○	Credit Risk. Credit risk is the risk that the issuer or guarantor of a fixed-income security or counterparty to a transaction involving one or more bonds in an ETF’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, an ETF’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF’s shares may be reduced. ETFs may be subject to credit risk to the extent that they invest in fixed-income securities that involve a promise by a third party to honor an obligation with respect to the fixed-income security. Securities rated BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

○	Interest Rate Risk. The price of a bond or a fixed-income security is dependent, in part, upon interest rates. Therefore, the share price and total return of an ETF, when investing a significant portion of its assets in fixed-income securities, will vary in response to changes in interest rates. There is the possibility that the value of an ETF’s investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a more pronounced effect if the ETF holds a significant portion of its assets in fixed-income securities with long-term maturities.

○	Maturity Risk. Maturity risk is another factor that can affect the value of an ETF’s fixed-income holdings. Certain ETFs may not have a limitation policy regarding the length of maturity for their fixed-income holdings. In general, fixed-income obligations with longer maturities have higher yields and a greater sensitivity to changes in interest rates. Conversely, fixed-income obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates.

Portfolio Turnover Risk. Frequent and active trading may result in greater expenses to the Systematic Opportunities Fund, which may lower the Systematic Opportunities Fund’s performance and may result in the realization of capital gains, including net short-term capital gains, which must generally be distributed to shareholders. Therefore, high portfolio turnover may reduce the Systematic Opportunities Fund’s returns and increase taxable distributions to shareholders.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Systematic Opportunities Fund by showing changes in the Systematic Opportunities Fund’s performance from year to year and by showing how the Systematic Opportunities Fund’s average annual total returns for the one year, five years and since inception periods compare with those of a broad-based securities market index and a secondary index. How the Systematic Opportunities Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Systematic Opportunities Fund will perform in the future. The Systematic Opportunities Fund changed its investment objective and principal investment strategies on March 30, 2023. Prior to March 30, 2023 the Fund was known as the Q3 All-Season Sector Rotation Fund and the performance prior to March 30, 2023 reflects the Systematic Opportunities Fund’s prior investment objective and principal investment strategies. The Systematic Opportunities Fund further changed its principal investment strategies again on October 11, 2024. The performance of the Systematic Opportunities Fund may have differed if the Systematic Opportunities Fund had instead pursued its current investment objective and principal investment strategies. The following bar chart shows the performance of the Systematic Opportunities Fund’s Institutional Class Shares. The returns for the Systematic Opportunities Fund’s C Class Shares will be lower than the Institutional Class Shares’ returns shown in the bar chart because the expenses of the Fund’s C Class Shares classes are higher. Updated performance information, current through the most recent month end, will be available by calling 1-855-784-2399 or by visiting http://www.q3allseasonfunds.com/funds/.

Institutional Class Shares – Annual Total Return Year/Period Ended December 31
Calendar Year Returns*

*	The Systematic Opportunities Fund’s year-to-date return through December 31, 2025 was 20.03%.

Quarterly Returns During This Time Period

Highest	15.73%	(quarter ended June 30, 2025)
Lowest	(16.60%)	(quarter ended March 31, 2020)

Average Annual Total Returns for Periods Ended December 31, 2025	One Year	5 Year	Since Inception
			(December 30, 2019)
Institutional Class
Return Before Taxes	20.03%	6.31%	5.90%
Return After Taxes on Distributions	15.53%	3.77%	3.79%
Return After Taxes on Distributions and Sale of Fund Shares	13.52%	3.92%	3.78%
			(October 18, 2024)
C Class
Return Before Taxes	18.24%	N/A	18.97%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	0.89%
Dow Jones Moderate Portfolio Index* (reflects no deduction for fees, expenses or taxes)	13.82%	5.31%	6.45%

*	The Dow Jones Moderate Portfolio Index is now the Fund’s secondary index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). After-tax returns are shown for the Institutional Class shares only and after-tax returns for the C Class shares will vary.

MANAGEMENT OF THE FUND

The Investment Adviser

Q3 Asset Management Corporation is the Systematic Opportunities Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Bruce Greig, CFA, CAIA	Co-Manager of the Systematic Opportunities Fund since its inception in December 2019	Director of Research
Brad Giaimo	Co-Manager of the Systematic Opportunities Fund since its inception in December 2019	Principal/CCO
Adam Quiring	Co-Manager of the Systematic Opportunities Fund since its inception in December 2019	Principal

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum initial investment amounts are as follows:

Institutional Class:	$100,000

C Class:	$1,000

These amounts may be waived at the Adviser’s discretion.

Minimum Additional Investment

Once an account is open, additional purchases of Systematic Opportunities Fund shares may be made in any amount.

General Information

You may purchase or redeem (sell) shares of the Systematic Opportunities Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Systematic Opportunities Fund should be sent to the Q3 All-Season Systematic Opportunities Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246, or via overnight mail at Q3 All-Season Systematic Opportunities Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-855-784-2399 for assistance.

TAX INFORMATION

The Systematic Opportunities Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the Systematic Opportunities Fund through a broker-dealer or any other financial intermediary (such as a bank), the Systematic Opportunities Fund and its related companies may pay the intermediary for the sale of Systematic Opportunities Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Systematic Opportunities Fund over another investment. Certain of these payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

RISK/RETURN SUMMARY:

Q3 ALL-SEASON TACTICAL FUND

INVESTMENT OBJECTIVE

The Q3 All-Season Tactical Fund (the “Tactical Fund”) seeks a positive rate of return over a calendar year regardless of market conditions.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Tactical Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	C Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	C Class
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.82%	1.53%
Interest and Dividend Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses(1)	1.92%	3.63%
Less Management Fee Reductions and/or Expense Reimbursements(2)	(0.00%)	(0.59%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(1)(2)	1.92%	3.04%

(1)	“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expenses Reimbursement” will not correlate to the ratio of expenses to the average net assets in the Tactical Fund’s Financial Highlights because the Fund’s Financial Highlights do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.
(2)	Q3 Asset Management Corporation (the “Adviser”) has contractually agreed, until March 31, 2027, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Tactical Fund; Acquired Fund fees and expenses; and extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Tactical Fund’s business;) to an amount not exceeding 2.94% of the C Class shares’, and 1.94% of the Institutional Class shares’, average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Tactical Fund for a period of 3 years after the date on which such fees and expenses were incurred or waived, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to March 31, 2027, this agreement may not be modified or terminated without the approval of the Tactical Fund’s Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”); provided, however, this agreement will terminate automatically as to the Tactical Fund if the Tactical Fund’s investment advisory agreement (the “Tactical Fund’s Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Tactical Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Tactical Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Tactical Fund remain the same and the contractual agreement to limit expenses remains in effect only until March 31, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$195	$603	$1,037	$2,243
C Class Shares	$307	$1,057	$1,828	$3,851

Portfolio Turnover

The Tactical Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Tactical Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Tactical Fund’s performance. During the most recent fiscal year, the Tactical Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in a combination of futures contracts on long-term U.S. Treasuries and the S&P 500 or NASDAQ (“Index Futures”), and investments, in money market funds, U.S. Treasury securities, and short-term bonds (“Fixed Income

Investments”). The Fund, however, may invest in exchange-traded funds (“ETFs”) and open-end mutual funds that provide exposure to broad-based U.S. equity securities indices (collectively, with Index Futures, “Portfolio Instruments”) rather than in Index Futures. Investments by the Fund in mutual funds or ETFs would be determined at the discretion of the Adviser based on several factors, including: market volatility, liquidity of trading vehicles, and trade execution costs. The percentage of the Fund’s net assets invested in futures contracts may fluctuate over time but under normal circumstances is generally expected to represent less than 10% of the Fund’s net assets based on mark-to-market values. However, the Fund’s notional exposure from derivative instruments may at times equal 100% of the Fund’s net assets. Under normal circumstances, the balance of the Fund’s net assets generally will be invested in Fixed Income Investments in an effort to generate income for the Fund.

In managing the Fund, the Adviser utilizes a tactical, systematic strategy that relies on a proprietary algorithmic model developed by the Adviser that incorporates trend analysis (the “Model”). Trend analysis refers to the concept that the market price of a particular equity securities index (“Index Market Exposure”) will often exhibit autocorrelation. That is, when the index establishes a direction, either up or down, it will tend to maintain that direction for a certain length of time, depending on market conditions. For example, if the price of a given Index Market Exposure was to increase steadily over several weeks, the Model may signal this to be a buying opportunity for that Index Market Exposure, based on the belief that the price for the Index Market Exposure is likely to continue rising. The Model also incorporates additional quantitative trading indicators that include mean-reversion, relative strength, momentum, moving averages, breakouts, and overbought/oversold conditions. Trend analysis is the primary indicator of a buying opportunity for the Fund, while the additional quantitative trading indicators confirm the existence of a buying opportunity. The additional quantitative trading indicators may be applied at the discretion of Adviser based on its assessment of the prevailing market environment.

The Model generates daily signals (“buy” or “no buy”) for a particular Index Market Exposure indicating whether or not, taking into account the existence of a market trending upward or downward on average, a trading opportunity has been identified. The Fund generally exits positions when the Model indicates that the prevailing trend for an Index Market Exposure is likely to reverse, or the volatility of the Index is elevated. When the Model’s signals prompt the Fund to divest, in whole or in part, from Portfolio Instruments, the Fund will look to other signals, such as mean-reversion, to determine if alternate equity investments are warranted. If no such equity signals trigger, the Fund will evaluate the Treasury bond market to determine if trends exist in that market. If so, the Fund may take long, or inverse positions in Treasury bond instruments. If the Treasury market is not deemed appropriate for investment, the Fund will invest in money market funds, ultra-short term bond funds or comparable investments (collectively, “Defensive Investments”) in an effort to preserve capital. The Fund typically invests in Defensive Investments, sometimes for extended periods of time, until the Model indicates “buy” signals in the equity markets.

Trades involving Portfolio Instruments may, at times, be short-term in nature depending on prevailing market conditions, which may involve active and frequent trading and high portfolio turnover. However, certain trades could span longer periods of time, depending on market conditions. At times, the Tactical Fund’s investments may be indirectly focused on one or more sectors or areas of the economy.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Tactical Fund. A Tactical Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The success of the Tactical Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the Tactical Fund and there is no assurance that the Tactical Fund will achieve its investment objective. Because of the types of securities in which the Tactical Fund invests and the investment techniques the Adviser uses, the Tactical Fund is designed for investors who are investing for the long term. The Tactical Fund will be subject to the following principal risks:

Derivatives Securities Risk. The use of derivative instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling stocks. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Tactical Fund’s return. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.

In addition, the Tactical Fund’s use of futures contracts creates leverage, which can magnify the Funds’ potential for gain or loss and therefore amplify the effect of market volatility on the Funds’ share price. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Rule 18f-4 under the 1940 Act regulates a fund’s use of derivative investments and certain financing transactions. Among other conditions, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a fund’s net assets), it will not be subject to the full requirements of Rule 18f-4.

The Fund’s use of derivatives or derivatives transactions may expose it to various risks, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk, and legal risk. Leverage occurs when the Fund uses derivatives (such as futures contracts), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund’s initial investment. The use of leverage magnifies changes in the Fund’s net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage may lower the Fund’s overall returns. There can be no guarantee that the Fund’s use of leverage will be successful. Market risk generally refers to risk from potential adverse market movements in relation to a Fund’s derivatives transactions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures. Counterparty risk generally refers to the risk that a counterparty on a derivatives transaction may not be willing or able to perform its contractual obligations under the transaction, and the related risks of having concentrated exposure to such a counterparty. Liquidity risk generally refers to risk involving the liquidity demands that derivatives transactions can create to make payments of margin, collateral or settlement obligations to counterparties. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

●	Futures Contract Risk: Futures contracts involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on futures contracts may substantially exceed the amount invested in these instruments. Transaction costs are incurred in opening and closing futures contract positions.

○	The successful use of futures contracts depends upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including:

○	imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract;

○	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

○	losses caused by unanticipated market movement, which are potentially unlimited;

○	the Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors;

○	the possibility that a counterparty will default in the performance of its obligations;

○	the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margin requirements at a time when it may be disadvantageous to do so;

○	the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and

○	possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future).

Market Risk. Market risk is the risk that the value of the securities in the Tactical Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Tactical Fund’s investments, economic conditions and general market conditions. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, such as changes in government economic policies, political turmoil, military action, environmental events, trade disputes, and epidemics or other public health issues, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Tactical Fund) could change drastically and rapidly and, therefore, adversely affect the Tactical Fund.

Investment Style and Management Risk. The Adviser’s method of security selection may not be successful and the Tactical Fund may underperform relative to other mutual funds that employ similar investment strategies. The Tactical Fund’s sector rotation style may not be implemented successfully, negatively affecting the Tactical Fund’s performance. In addition, the Adviser may select investments that fail to appreciate as anticipated.

Sector Risk. Because at times the Tactical Fund may emphasize investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. In addition, this may increase the risk of loss of an investment in the Tactical Fund and increase the volatility of the Tactical Fund’s NAV per share.

Active Management Risk. The Adviser’s investment decisions about individual securities impact the Fund’s ability to achieve its investment objective. The Adviser’s judgments about the attractiveness and potential returns for specific investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Debt Securities Risk. The Tactical Fund may invest indirectly in corporate debt securities and U.S. Government obligations. Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. A debt security’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

Equity Securities Risk. The prices of equity securities in which the Tactical Fund invests indirectly through ETFs and other investment companies may fluctuate in response to many factors, including, but not limited to, the activities of the individual issuers, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Tactical Fund to potential losses.

●	Large-Cap Company Risk. Large-capitalization companies may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Small-Cap and Mid-Cap Company Risk. Investing in small- and mid-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small- and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of small- and mid-cap companies may be more susceptible to market downturns and other events, less liquid, and their prices may be more volatile.

Fund of Funds Structure Risk. Investments in ETFs and other investment companies (e.g. open end and closed end mutual funds) subject the Tactical Fund to paying its proportionate share of fees and expenses from those investments. In other words, by investing in the Tactical Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Tactical Fund invests in addition to the Tactical Fund’s direct fees and expenses. In addition, under the Investment Company Act of 1940, as amended (the “1940 Act”), the Tactical Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Tactical Fund may own.

●	ETF Risk. Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Investments in ETFs are also subject to the following additional risks:

○	Investment Limitation Risk. Under the 1940 Act, the Tactical Fund generally may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless the Fund is able to rely on exemptions from the 3% limitation, such as Rule 12d1-4 under the 1940 Act. The 3% limitation may prevent the Fund from allocating its investments in the manner the Adviser considers optimal or cause the Adviser to select an investment other than that which the Adviser considers optimal.

○	Market Value Risk. The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Tactical Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Tactical Fund’s NAV is reduced for undervalued ETFs it holds, and that the Tactical Fund receives less than NAV when selling an ETF).

○	Tracking Risk. Index-based ETFs and mutual funds may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs and mutual funds may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede an ETF’s or mutual fund’s ability to track its applicable indices or match its performance.

○	Sampling Risk. Index-based ETFs and mutual fund’s may utilize a representative sampling approach to track their respective underlying indices. Index-based ETFs and mutual funds that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the ETF or mutual fund in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, an ETF or mutual fund will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an ETF or mutual fund could result in a greater decline in NAV than would be the case if the ETF or mutual fund held all of the securities in the underlying index.

●	Fixed-Income ETF Risk. There are risks associated with the potential investment of the Tactical Fund’s assets in fixed-income ETFs, which may include credit risk, interest rate risk and maturity risk as described below:

○	Credit Risk. Credit risk is the risk that the issuer or guarantor of a fixed-income security or counterparty to a transaction involving one or more bonds in an ETF’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, an ETF’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF’s shares may be reduced. ETFs may be subject to credit risk to the extent that they invest in fixed-income securities that involve a promise by a third party to honor an obligation with respect to the fixed-income security. Securities rated BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

○	Interest Rate Risk. The price of a bond or a fixed-income security is dependent, in part, upon interest rates. Therefore, the share price and total return of an ETF, when investing a significant portion of its assets in fixed-income securities, will vary in response to changes in interest rates. There is the possibility that the value of an ETF’s investment in fixed-income securities may fall because fixed-income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed-income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a more pronounced effect if the ETF holds a significant portion of its assets in fixed-income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed-income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the Tactical Fund prepaid must be reinvested at lower prevailing interest rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

○	Maturity Risk. Maturity risk is another factor that can affect the value of an ETF’s fixed-income holdings. Certain ETFs may not have a limitation policy regarding the length of maturity for their fixed-income holdings. In general, fixed-income obligations with longer maturities have higher yields and a greater sensitivity to changes in interest rates. Conversely, fixed-income obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates.

Inverse ETF Risk. Inverse ETFs (also called “short ETFs” or “bear ETFs”) are subject to additional risk not generally associated with traditional ETFs. To the extent the Tactical Fund invests in inverse ETF, the value of the Tactical Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is opposite from the traditional equity or bond fund. The net asset value and market price of inverse ETFs are normally more volatile than the value of the tracked index or of other ETFs that do not use leverage. Due to the compounding of daily returns, holding periods of greater than one day can result in returns that are significantly different than the target return. During periods of high volatility, the effects of compounding returns may cause an inverse ETF’s investment results for periods longer than a single day to substantially vary from 1X of the inverse of the underlying index’s return. The Adviser attempts to mitigate such deviations by periodically rebalancing positions.

Portfolio Turnover Risk. Frequent and active trading may result in greater expenses to the Tactical Fund, which may lower the Tactical Fund’s performance and may result in the realization of capital gains, including net short-term capital gains, which must generally be distributed to shareholders. Therefore, high portfolio turnover may reduce the Tactical Fund’s returns and increase taxable distributions to shareholders.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Tactical Fund by showing changes in the Tactical Fund’s performance from year to year and by showing how the Tactical Fund’s average annual total returns for the one year, five years and since inception periods compare with those of a broad-based securities market index and a secondary index. How the Tactical Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Tactical Fund will perform in the future. The following bar chart shows the performance of the Tactical Fund’s Institutional Class Shares. The returns for the Tactical Fund’s C Class Shares will be lower than the Institutional Class Shares’ returns shown in the bar chart because the expenses of the Fund’s C Class Shares are higher. Updated performance information, current through the most recent month end, is available by calling 1-855-784-2399 or by visiting www.q3allseasonfunds.com.

Institutional Class Shares – Annual Total Return Year/Period Ended December 31
Calendar Year Returns*

*	The Tactical Fund’s year-to-date return through December 31, 2025 was 3.05%.

Quarterly Returns During This Time Period

Highest	13.27%	(quarter ended December 31, 2020)
Lowest	(15.95%)	(quarter ended March 31, 2022)

Average Annual Total Returns for Periods Ended December 31, 2025	One Year	Five Year	Since Inception
			(December 30, 2019)
Institutional Class
Return Before Taxes	3.05%	1.50%	5.26%
Return After Taxes on Distributions	2.41%	0.78%	4.14%
Return After Taxes on Distributions and Sale of Fund Shares	1.78%	0.87%	3.65%
			(March 18, 2021)
C Class
Return Before Taxes	1.97%	N/A	0.66%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	0.89%
Dow Jones Moderate Portfolio Index* (reflects no deduction for fees, expenses or taxes)	13.82%	5.31%	6.45%

*	The Dow Jones Moderate Portfolio Index is now the Fund’s secondary index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). After-tax returns are shown for the Institutional Class shares only and after-tax returns for the C Class shares will vary.

MANAGEMENT OF THE FUND

The Investment Adviser

Q3 Asset Management Corporation is the Tactical Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Bruce Greig, CFA, CAIA	Co-Manager of the Tactical Fund since its inception in December 2019	Director of Research
Brad Giaimo	Co-Manager of the Tactical Fund since its inception in December 2019	Principal/CCO
Adam Quiring	Co-Manager of the Tactical Fund since its inception in December 2019	Principal

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum initial investment amounts are as follows:

Institutional Class:	$100,000

C Class:	$1,000

These amounts may be waived at the Adviser’s discretion.

Minimum Additional Investment

Once an account is opened, additional purchases of Tactical Fund shares may be made in any amount.

General Information

You may purchase or redeem (sell) shares of the Tactical Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Tactical Fund should be sent to the Q3 All-Season Tactical Fund, P.O. Box 46707, Cincinnati, Ohio 45246. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-855-784-2399 for assistance.

TAX INFORMATION

The Tactical Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase the Tactical Fund through a broker-dealer or any other financial intermediary (such as a bank), the Tactical Fund and its related companies may pay the intermediary for the sale of Tactical Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Tactical Fund over another investment. Certain of these payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

Q3 ALL-SEASON SYSTEMATIC OPPORTUNITIES FUND

Investment Objective

The Systematic Opportunities Fund seeks capital appreciation. The Board reserves the right to change the investment objective of the Systematic Opportunities Fund without shareholder approval upon at least 60 days’ advance written notice.

Investment Strategies

Under normal circumstances, the Fund invests primarily in a combination of futures contracts on the S&P 500 or NASDAQ (“Index Futures”), and investments, in money market funds, U.S. Treasury securities, and short term bonds (“Fixed Income Investments”). The Fund, however, may invest in exchange-traded funds (“ETFs”) and open-end mutual funds that provide exposure to broad-based U.S. equity securities indices (collectively, with Index Futures, “Portfolio Instruments”) rather than in Index Futures. Investments by the Fund in mutual funds or ETFs would be determined in the discretion of the Adviser based on several factors, including: market volatility, liquidity of trading vehicles, and trade execution costs. The percentage of the Fund’s net assets invested in futures contracts may fluctuate over time but under normal circumstances is generally expected to represent less than 10% of the Fund’s net assets based on mark-to-market values. However, the Fund’s notional exposure from derivative instruments may at times equal 100% of the Fund’s net assets. Under normal circumstances, the balance of the Fund’s net assets generally will be invested in Fixed Income Investments in an effort to generate income for the Fund.

In managing the Fund, the Adviser utilizes a tactical, systematic strategy that relies on a proprietary algorithmic model developed by the Adviser that incorporates mean-reversion analysis (the “Model”). Mean reversion refers to the concept that the market price of a particular equity securities index (“Index Market Exposure”) will, over time, typically return to a price within its recent historical trading range. For example, if the price of a given Index Market Exposure was to drop rapidly, the Model may signal this to be a buying opportunity for that Index Market Exposure, based on the belief that the price for the Index Market Exposure is likely to revert back to a higher price more consistent with the Index Market Exposure’s recent historical trading range. The Model also incorporates additional quantitative trading indicators that include relative strength, momentum, moving averages, breakouts and overbought/oversold conditions and trend-identification. Mean reversion is the primary indicator of a buying opportunity for the Fund, while the additional quantitative trading indicators confirm the existence of a buying opportunity. The additional quantitative trading indicators may be applied in the discretion of Adviser based on its assessment of the prevailing market environment.

The Model evaluates the historical trading range for a given Index Market Exposure to identify instances when the Index Market Exposure trades outside this range. Based on prevailing market conditions and short-term price movement analysis, the Model indicates when short term opportunities for gains may exist. The Model generally defines historical trading range as the spread between an Index Market Exposure’s highest and lowest trade price during a short period of time, typically 1-20 days. The Model generates daily signals (“buy” or “no buy”) for a particular Index Market Exposure indicating whether or not, taking into account the prevailing market environment, a short term trading opportunity has been identified. The Fund generally exits positions when the Model indicates that the trading price for an Index Market Exposure position has risen above (fallen below) the Model’s pre-defined price thresholds. When the Model’s signals prompt the Fund to divest, in whole or in part, from Portfolio Instruments, the Fund typically will invest in money market funds, ultra-short term bond funds and comparable investments (collectively, “Defensive Investments”) in an effort to preserve capital. The Adviser selects among Defensive Investments primarily based on the Adviser’s assessment of their current yield. The Fund typically invests in Defensive Investments, sometimes for extended periods of time, until the Model indicates “buy” signals in the equity markets.

Trades involving Portfolio Instruments generally are short-term in nature (1 to 14 days), depending on prevailing market conditions, which may involve active and frequent trading and high portfolio turnover. However, certain trades could span longer periods of time, depending on market conditions. At times, the Systematic Opportunities Fund’s investments may be indirectly focused on one or more sectors or areas of the economy.

Q3 ALL-SEASON TACTICAL FUND

Investment Objective

The Tactical Fund seeks a positive rate of return over a calendar year regardless of market conditions. The Board reserves the right to change the investment objective of the Tactical Fund without shareholder approval upon at least 60 days’ advance written notice.

Investment Strategies

Under normal circumstances, the Fund invests primarily in a combination of futures contracts on long-term U.S. Treasuries and the S&P 500 or NASDAQ (“Index Futures”), and investments, in money market funds, U.S. Treasury securities, and short-term bonds (“Fixed Income Investments”). The Fund, however, may invest in exchange-traded funds (“ETFs”) and open-end mutual funds that provide exposure to broad-based U.S. equity securities indices (collectively, with Index Futures, “Portfolio Instruments”) rather than in Index Futures. Investments by the Fund in mutual funds or ETFs would be determined at the discretion of the Adviser based on several factors, including: market volatility, liquidity of trading vehicles, and trade execution costs. The percentage of the Fund’s net assets invested in futures contracts may fluctuate over time but under normal circumstances is generally expected to represent less than 10% of the Fund’s net assets based on mark-to-market values. However, the Fund’s notional exposure from derivative instruments may at times equal 100% of the Fund’s net assets. Under normal circumstances, the balance of the Fund’s net assets generally will be invested in Fixed Income Investments in an effort to generate income for the Fund.

In managing the Fund, the Adviser utilizes a tactical, systematic strategy that relies on a proprietary algorithmic model developed by the Adviser that incorporates trend analysis (the “Model”). Trend analysis refers to the concept that the market price of a particular equity securities index (“Index Market Exposure”) will often exhibit autocorrelation. That is, when the index establishes a direction, either up or down, it will tend to maintain that direction for a certain length of time, depending on market conditions. For example, if the price of a given Index Market Exposure was to increase steadily over several weeks, the Model may signal this to be a buying opportunity for that Index Market Exposure, based on the belief that the price for the Index Market Exposure is likely to continue rising. The Model also incorporates additional quantitative trading indicators that include mean-reversion, relative strength, momentum, moving averages, breakouts, and overbought/oversold conditions. Trend analysis is the primary indicator of a buying opportunity for the Fund, while the additional quantitative trading indicators confirm the existence of a buying opportunity. The additional quantitative trading indicators may be applied at the discretion of Adviser based on its assessment of the prevailing market environment.

The Model generates daily signals (“buy” or “no buy”) for a particular Index Market Exposure indicating whether or not, taking into account the existence of a market trending upward or downward on average, a trading opportunity has been identified. The Fund generally exits positions when the Model indicates that the prevailing trend for an Index Market Exposure is likely to reverse, or the volatility of the Index is elevated. When the Model’s signals prompt the Fund to divest, in whole or in part, from Portfolio Instruments, the Fund will look to other signals, such as mean-reversion, to determine if alternate equity investments are warranted. If no such equity signals trigger, the Fund will evaluate the Treasury bond market to determine if trends exist in that market. If so, the Fund may take long, or inverse positions in Treasury bond instruments. If the Treasury market is not deemed appropriate for investment, the Fund will invest in money market funds, ultra-short term bond funds or comparable investments (collectively, “Defensive Investments”) in an effort to preserve capital. The Fund typically invests in Defensive Investments, sometimes for extended periods of time, until the Model indicates “buy” signals in the equity markets.

Trades involving Portfolio Instruments may, at times, be short-term in nature depending on prevailing market conditions, which may involve active and frequent trading and high portfolio turnover. However, certain trades could span longer periods of time, depending on market conditions. At times, the Tactical Fund’s investments may be indirectly focused on one or more sectors or areas of the economy.

INVESTMENT RISKS

The principal risks associated with the Systematic Opportunities Fund’s and Tactical Fund’s (each a “Fund” and collectively, the “Funds”) principal investment strategies are generally described below. As with any mutual fund investment, there is a risk that you could lose money by investing in the Funds. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. The success of each Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by that Fund and there is no assurance that a Fund will achieve its investment objective. The risks applicable to each Fund are marked with an “X” in the table below and described in greater detail further below:

	Systematic Opportunities Fund	Tactical Fund
Active Management Risk	X	X
Debt Securities Risk	X	X
Derivatives Securities Risk	X	X
Futures Contract Risk	X	X
Equity Securities Risk	X	X
Large-Cap Company Risk	X	X
Small- and Mid-Cap Company Risk	X	X
Fund of Funds Structure Risk	X	X
ETF Risk	X	X
Investment Limitation Risk	X	X
Market Value Risk	X	X
Tracking Risk	X	X
Sampling Risk	X	X
Fixed-Income ETF Risk	X	X
Credit Risk	X	X
Interest Rate Risk	X	X
Maturity Risk	X	X
Inverse ETF Risk	X	X
Investment Style and Management Risk	X	X
Market Risk	X	X
Portfolio Turnover Risk	X	X
Quantitative Model Risk	X	X
Sector Risk	X	X

Active Management Risk. Due to the active management of the Fund by the Adviser, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and strategies.

Debt Securities Risk. The Funds may invest directly or indirectly in corporate debt securities and U.S. Government obligations. Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. A debt security’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

Derivatives Securities Risk. The use of derivative instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling stocks. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.

In addition, the Funds’ use of futures contracts creates leverage, which can magnify the Funds’ potential for gain or loss and therefore amplify the effect of market volatility on the Funds’ share price. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund’s use of derivatives or derivatives transactions may expose it to various risks, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk, and legal risk. Leverage occurs when the Fund uses derivatives (such as futures contracts), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund’s initial investment. The use of leverage magnifies changes in the Fund’s net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage may lower the Fund’s overall returns. There can be no guarantee that the Fund’s use of leverage will be successful. Market risk generally refers to risk from potential adverse market movements in relation to a Fund’s derivatives transactions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures. Counterparty risk generally refers to the risk that a counterparty on a derivatives transaction may not be willing or able to perform its contractual obligations under the transaction, and the related risks of having concentrated exposure to such a counterparty. Liquidity risk generally refers to risk involving the liquidity demands that derivatives transactions can create to make payments of margin, collateral or settlement obligations to counterparties. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Rule 18f-4 under the 1940 Act regulates a fund’s use of derivative investments and certain financing transactions. Among other conditions, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a fund’s net assets), it will not be subject to the full requirements of Rule 18f-4. Also, to the extent that the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of Rule 18f-4 or comply (with respect to reverse repurchase agreements or similar facing transactions) with the asset coverage requirements under Section 18 of the 1940 Act.

The regulation of derivatives has undergone substantial change in recent years. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations require most derivatives to be margined and/or cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that impact derivatives markets. The implementation of these requirements or additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions. Fund management cannot fully predict the effects of any governmental regulation of the derivatives markets, and there can be no assurance that any government regulation will not adversely affect the Fund’s performance or ability to achieve its investment objective.

●	Futures Contract Risk: Futures contracts involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on futures contracts may substantially exceed the amount invested in these instruments. Transaction costs are incurred in opening and closing futures contract positions.

○	The successful use of futures contracts depends upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including:

○	imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract;

○	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

○	losses caused by unanticipated market movement, which are potentially unlimited;

○	the Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors;

○	the possibility that a counterparty will default in the performance of its obligations;

○	the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margin requirements at a time when it may be disadvantageous to do so;

○	the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and

○	possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future).

Equity Securities Risk. The prices of equity securities in which the Fund invests indirectly through ETFs and other investment companies may fluctuate in response to many factors, including, but not limited to, the activities of the individual issuers, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses.

●	Large-Cap Company Risk. Large-capitalization companies may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Small-Cap and Mid-Cap Company Risk. Investing in small- and mid-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small- and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of small- and mid-cap companies may be more susceptible to market downturns and other events, less liquid, and their prices may be more volatile.

Fund of Funds Structure Risk. Investments in ETFs and other investment companies (e.g. open end and closed end mutual funds) subject the Fund to paying its proportionate share of fees and expenses from those investments. In other words, by investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

In addition, under the 1940 Act, the Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Fund may own.

ETF Risk. Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Investments in ETFs are also subject to the following additional risks:

●	Investment Limitation Risk. Under the 1940 Act, a Fund generally may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless the Fund is able to rely on exemptions from the 3% limitation such as Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits funds to invest in shares of ETFs and other investment companies beyond the limitations otherwise imposed by the 1940 Act, subject to certain conditions. To the extent a Fund relies on Rule 12d1-4 to invest in ETFs and other investment companies, the risks of investing in ETFs and other investment companies may be greater than if the Fund limited its investment in ETFs and other investment companies in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4. The 3% limitation may prevent the Fund from allocating its investments in the manner the Adviser considers optimal or cause the Adviser to select an investment other than that which the Adviser considers optimal.

●	Market Value Risk. The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

●	Tracking Risk. Index-based ETFs and mutual funds may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs and mutual funds may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede an ETF’s or mutual fund’s ability to track its applicable indices or match its performance.

●	Sampling Risk. Index-based ETFs and mutual funds may utilize a representative sampling approach to track their respective underlying indices. Index-based ETFs and mutual funds that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the ETF or mutual fund in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, an ETF or mutual fund will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an ETF or mutual fund could result in a greater decline in NAV than would be the case if the ETF or mutual fund held all of the securities in the underlying index.

●	Fixed-Income ETF Risk. There are risks associated with the potential investment of the Fund’s assets in fixed-income ETFs, which may include credit risk, interest rate risk and maturity risk as described below:

○	Credit Risk. Credit risk is the risk that the issuer or guarantor of a fixed-income security or counterparty to a transaction involving one or more bonds in an ETF’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, an ETF’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF’s shares may be reduced. ETFs may be subject to credit risk to the extent that they invest in fixed-income securities that involve a promise by a third party to honor an obligation with respect to the fixed-income security. Securities rated BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

○	Interest Rate Risk. The price of a bond or a fixed-income security is dependent, in part, upon interest rates. Therefore, the share price and total return of an ETF, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. There is the possibility that the value of an ETF’s investment in fixed income securities may fall because fixed-income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a more pronounced effect if the ETF holds a significant portion of its assets in fixed-income securities with long-term maturities. A Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed-income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also, when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the Fund prepaid must be reinvested at lower prevailing interest rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

○	Maturity Risk. Maturity risk is another factor that can affect the value of an ETF’s fixed-income holdings. Certain ETFs may not have a limitation policy regarding the length of maturity for their fixed-income holdings. In general, fixed-income obligations with longer maturities have higher yields and a greater sensitivity to changes in interest rates. Conversely, fixed-income obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates.

Inverse ETF Risk. Inverse ETFs (also called “short ETFs” or “bear ETFs”) are subject to additional risk not generally associated with traditional ETFs. To the extent the Fund invests in inverse ETF, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is opposite from the traditional equity or bond fund. The net asset value and market price of inverse ETFs are normally more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse ETFs use investment techniques and financial instruments that normally considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse ETFs to lose more money in market environments that are adverse to inverse ETFs when compared to other ETFs that do not use such techniques. Most inverse ETFs “reset daily”, meaning that they are designed to achieve their stated objective on a daily basis. Their performance over longer periods of time (weeks, months or years) can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified during volatile markets. Due to the compounding of daily returns, holding periods of greater than one day can result in returns that are significantly different than the target return. During periods of high volatility, the effects of compounding returns may cause an inverse ETF’s investment results for periods longer than a single day to substantially vary from 1X of the inverse of the underlying index’s return. The Adviser attempts to mitigate such deviations by periodically rebalancing positions.

Investment Style and Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform relative to other mutual funds that employ similar investment strategies. The Fund’s sector rotation style may not be implemented successfully, negatively affecting the Fund’s performance. In addition, the Adviser may select investments that fail to appreciate as anticipated.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, military action, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) has resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity and company closings and product cutbacks, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and therefore adversely affect the Fund.

Portfolio Turnover Risk. Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of capital gains, including net short-term capital gains, which must generally be distributed to shareholders. Therefore, high portfolio turnover may reduce the Fund’s returns and increase taxable distributions to shareholders.

Quantitative Model Risk. The Adviser expects to use investment techniques that incorporate, or rely upon, quantitative models. Quantitative models used by the Adviser may not effectively identify purchases and sales of Fund investments or distinct market states and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon the model’s accurate reflection of market conditions, with proper adjustments as market conditions change over time. Changes in historical trends (both short term and longer term) incorporated into the model’s assumptions may adversely affect Fund performance. Adjustments, or lack of adjustments, to the models, including as conditions change, as well as any errors or imperfections in the models, could adversely affect Fund performance. Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Effective execution may depend, in part, upon subjective selection and application of factors and data inputs used by the quantitative model. Discretion may be used by the Adviser when determining the data collected and incorporated into a quantitative model. Shareholders should be aware that there is no guarantee that any specific data or type of data can or will be used in a quantitative model. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.

Sector Risk. At times each Fund may emphasizes investment in one or more sectors, and as a result the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share.

In addition to the principal strategies and risks described above, each Fund may invest, to a lesser extent, in other types of securities whose risks are described below and/or in the Funds’ Statement of Additional Information (“SAI”).

Investments in Money Market Instruments. Each Fund may invest in money market instruments, including cash, cash equivalent securities, and money market mutual fund shares (“Money Market Instruments”). Each Fund may invest in Money Market Instruments to maintain liquidity or pending the selection of investments. To the extent that a Fund holds money market funds, the Fund will indirectly bear its pro-rata portion of such money market funds’ advisory fees and other operating expenses.

Temporary Defensive Positions. From time to time, each Fund also may take temporary defensive positions to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in Money Market Instruments. During such times, a Fund may not achieve its investment objective.

Additional Information. Whether each Fund is an appropriate investment for an investor will depend largely upon his or her financial resources and individual investment goals and objectives. The Fund may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

CFTC Regulation Risk. To the extent each Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), each Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”). Each Fund is operated by an entity that has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Adviser is not subject to registration or regulation as a commodity pool operator under the CEA. If the requirements of Rule 4.5 cannot be complied with respect to a Fund, the Adviser may be required to modify the Fund’s investment strategies or be subject to certain CFTC registration requirements, either of which may have an adverse effect on the Fund.

Portfolio Holdings and Disclosure Policy. A description of the Funds’ policies and procedures with respect to the disclosure of their respective portfolio holdings is available in the SAI.

FUND MANAGEMENT

The Investment Adviser

Q3 Asset Management Corporation, with a principal address of 2175 Cole Street, Birmingham, MI 48009, serves as the investment adviser to the Funds. Pursuant to the Investment Advisory Agreement with the Funds (the “Advisory Agreement”), the Adviser provides the Funds with a continuous program of investing the Funds’ assets and determining the composition of the Funds’ portfolios. The Adviser has been registered with the U.S. Securities and Exchange Commission (“SEC”) since 2013 and also provides investment advisory services to other accounts, including other registered investment companies.

For its services, the Systematic Opportunities Fund pays the Adviser a monthly investment advisory fee (a “Management Fee”) computed at the annual rate of 1.00% of its average daily net assets. The Adviser has contractually agreed under an expense limitation agreement (the “Expense Limitation Agreement”), until March 31, 2027, to reduce its investment advisory fees and to reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses of the Systematic Opportunities Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Systematic Opportunities Fund; Acquired Fund Fees and Expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Systematic Opportunities Fund’s business) to 2.79% of the C Class’ and 1.79% of the Institutional Class’ average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Systematic Opportunities Fund for a period of three (3) years after such the date on which fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may be terminated by the Adviser or the Board, without approval by the other party, at the end of the current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically if the Systematic Opportunities Fund’s Advisory Agreement with the Adviser is terminated. For the fiscal year ended November 30, 2025, the net aggregate Management Fee paid to the Adviser by the Systematic Opportunities Fund as a percentage of average net assets was 0.99%.

For its services, the Tactical Fund pays the Adviser a Management Fee computed at the annual rate of 1.00% of its average daily net assets. The Adviser has contractually agreed under an Expense Limitation Agreement, until March 31, 2027, to reduce its investment advisory fees and to reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses of the Tactical Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Tactical Fund; Acquired Fund Fees and Expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Tactical Fund’s business) to an amount not exceeding 2.94% of the C Class’ and 1.94% of the Institutional Class’ average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Tactical Fund for a period of three (3) years after the date on which such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may be terminated by the Adviser or the Board, without approval by the other party, at the end of the current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically if the Tactical Fund’s Advisory Agreement with the Adviser is terminated. For the fiscal year ended November 30, 2025, the net aggregate Management Fee paid to the Adviser by the Tactical Fund as a percentage of average net assets was 0.98%.

A discussion of the factors considered by the Board in its approval of each Fund’s Advisory Agreement with the Adviser, including the Board’s conclusions with respect thereto, is available in the Funds’ Annual Report to shareholders for the fiscal year ended November 30, 2025. You may obtain a copy of the Annual Report free of charge, upon request to the Funds.

Portfolio Managers

The following individuals have joint and primary responsibility for day-to-day management of the Funds’ portfolios since the Funds’ inception.

Bruce Greig is a co-portfolio manager of the Funds. Mr. Greig joined the Adviser in 2015 and serves as its Director of Research. Prior to joining the Adviser, Mr. Greig was the Vice President-Asset Management for CIG Capital Advisors. Mr. Greig earned a Bachelor’s of Science (Mathematics) degree from The University of Michigan and a Masters in Business Administration from the Ross School of Business at the University of Michigan.

Brad Giaimo is a co-portfolio manager of the Funds. Mr. Giaimo formed the Adviser in 2006 and serves as one of the firm’s principals and as its Chief Compliance Officer. Mr. Giaimo earned a Bachelor’s of Arts (from The University of Hartford and worked 11 years on the New York Cotton Exchange as an independent floor trader.

Adam Quiring is a co-portfolio manager of the Funds. Mr. Quiring joined the Adviser in 2009 and serves as one of the firm’s principals. Mr. Quiring earned a Bachelor’s of Science (Business) degree from Northern Michigan University.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of shares of the Funds.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”, the “Administrator”, or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Funds by Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third-party service provider contracts on behalf of the Funds.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Funds’ principal underwriter and serves as the exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities.

The SAI has more detailed information about the Adviser and other service providers to the Funds.

Share Classes

Set forth below is information about the manner in which each Fund offers shares, including its share class structure.

The Systematic Opportunities Fund and Tactical Fund each currently offers two share classes: Institutional Class shares and C Class shares. Each class of a given Fund invests in the same portfolio securities, but each class has its own expense structure, as illustrated in each Fund’s Summary section. As described herein, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. Subject to eligibility, the class of shares that is best for you depends upon a number of factors, including the amount and intended length of your investment. For example, while Institutional Class shares require a larger initial investment, they have lower annual expenses than C Class shares because there are no 12b-1 fees, and this will cost you less over time. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services.

Institutional Class Shares.

●	Institutional Class shares are available for purchase for a minimum initial investment of $100,000. There is no minimum subsequent investment limit.

●	Institutional Class shares are purchased at NAV, and do not have an initial sales charge.

●	Institutional Class shares are not subject to any contingent deferred sales charge.

●	Institutional Class shares are not subject to a 12b-1 fee.

●	Institutional Class shares are subject to an administrative services plan fee of up to 0.25% of the class’ average annual daily net assets, as described in the section titled, “Administrative Services Plan,” below.

C Class Shares.

●	C Class shares are available for purchase for a minimum initial investment of $1,000. There is no minimum subsequent investment limit.

●	C Class shares are purchased at NAV, and do not have an initial sales charge.

●	C Class shares are not subject to any contingent deferred sales charge

●	C Class shares are subject to an ongoing distribution and service 12b-1 fee equal to 1.00% of the class’ average annual daily net assets, as described in the section titled, “Distribution Plan,” below.

●	C Class shares are not subject to an administrative services plan fee.

DISTRIBUTION PLAN

The Funds have each adopted a 12b-1 Plan for its C Class shares. The 12b-1 Plan allows the Funds to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the respective Fund’s C Class shares. The annual fees payable under the 12b-1 Plan may not exceed an amount equal to 1.00% of the respective Fund’s C Class shares’ average daily net assets. Under the 12b-1 Plan, the respective Fund’s C Class shares pay a service fee at the annual rate of 0.25% and a distribution fee at the annual rate of 0.75% of the average daily net assets of the class. The service fee for the respective Fund’s C Class shares are for services provided to shareholders and the distribution fee for the respective Fund’s C Class shares are for the sale of the respective Fund shares. Because 12b-1 Plan fees are paid out of the respective Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The Adviser may make additional payments to financial organizations from its own assets. The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Funds.

ADMINISTRATIVE SERVICES PLAN

The Trust has adopted an Administrative Services Plan (the “Administrative Service Plan”) for the Institutional Shares of the Funds. The Administrative Service Plan allows the Funds to use the net assets of the Institutional Shares to pay financial intermediaries that provide services relating to Institutional Shares. The Administrative Service Plan permits payments for the provision of certain administrative, recordkeeping and other non-distribution related services to Institutional Share shareholders. The Administrative Service

Plan permits the Funds to make service fee payments at an annual rate of up to 0.25% of the respective Fund’s average daily net assets attributable to its Institutional Shares. Because these fees are paid out of the assets of the Institutional Shares on an ongoing basis, over time they will increase the cost of an investment in Institutional Shares.

HOW THE FUNDS VALUE THEIR SHARES

The NAV of each Fund is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. Each Fund generally values its portfolio securities at their current market values determined based on available market quotations. Each Fund’s fixed income securities are valued using price evaluations provided by independent pricing services in accordance with policies approved by the Adviser, as each Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act. If a security price cannot be obtained from an independent pricing service, the Administrator is authorized to use a broker-dealer or other financial intermediary identified by the Adviser that is acting as a market maker in the security. If market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith by the Adviser, as each Fund’s valuation designee, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under 1940 Act. The Funds’ fixed-income securities are generally valued using prices provided by an independent pricing service approved by the Adviser. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealer, market transactions in comparable securities, and various relationships between securities in determining these prices. Occasionally, events affecting the value of such securities may occur between the times trading is completed and the close of the NYSE, which will not be reflected in the computation of each Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair-value as determined in good faith by the Adviser. When fair value pricing is employed, the prices of securities used by each Fund to calculate its NAV are based on the consideration by that Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of each Fund are invested in other registered investment companies that are not listed on an exchange, that Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by that Fund. An order is considered to be in “proper form” if it includes all necessary information and documentation related to the purchase or redemption request, and, if applicable, payment in full of the purchase amount.

HOW TO BUY SHARES

Shares are available for purchase from each Fund every day the NYSE is open for business, at the NAV per share next calculated after receipt of a purchase order in proper form. Each Fund reserves the right to reject any purchase request and/or suspend its offering of shares at any time. Investors who purchase shares through a broker-dealer or other financial intermediary may be charged a fee by such broker-dealer or intermediary. The Funds mail you confirmations of all purchases or redemptions of Fund shares if shares are purchased through the Funds. Certificates representing shares are not issued.

Minimum Initial Investment

The minimum initial investment amounts for each Fund are as follows:

Institutional Class:	$100,000

C Class:	$1,000

These amounts may be waived or reduced at the Adviser’s discretion.

Choosing a Share Class

When you choose your class of shares, you should consider the size and length of your anticipated investment. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals. If you qualify to purchase Institutional Class shares, you should purchase them rather than C Class shares because the C Class shares have higher expenses than the Institutional Class shares. Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses.

If you qualify as a purchaser of Institutional Class shares, but your account is invested in C Class share, you may convert your shares to Institutional Class shares based on the relative NAV of the two classes on the conversion date.

Opening an Account

An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to the applicable Fund; please reference Institutional Class or C Class (exclusively for the Tactical Fund) to ensure proper crediting to your account.

●	Mail the application and the check to the Transfer Agent at the following address:

Regular/Express Mail:

(Insert name of Fund in which you are investing)

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707
Cincinnati, Ohio 45246

-or-

Overnight Mail:

(Insert name of Fund in which you are investing)
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Shares will be issued at the NAV per share next computed after receipt of your application, in proper form, and check. When making a purchase request, make sure your request is in good order.

Purchase Requests in Good Order

A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed account application (for new accounts).

●	The exact dollar amount of the investment.

●	For existing accounts, the account number and the name(s) exactly as registered on the account.

●	Payment in U.S. dollars, payable to the Fund.

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.

Automated Clearing House (ACH) Purchases

Shareholders may purchase shares of the Fund through the Automated Clearing House (“ACH”) network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars.

Initial and Subsequent Purchases by ACH. ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information and the Account Application (or other documentation acceptable to the Fund or its transfer agent).

Bank Account Requirements. The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholder(s). ACF transfers initiated from a third-party bank account will not be accepted.

Right to Reject/Good Order. The Fund and its transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, and documentation have been received in proper form and are acceptable to the Fund or its transfer agent.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Funds do not accept cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, traveler’s checks, money orders, credit card checks, and checks drawn from non-U.S. financial institutions.

Unacceptable Forms of Payment. Cash equivalents, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), as well as counter checks, starter checks, traveler’s checks, money orders, credit card checks, and payments drawn on non-U.S. financial institutions, will generally not be accepted for the purchase of fund shares.

Payment for Shares and Good Funds Policy. The Fund accepts payment for shares by check, Automated Clearing House (“ACH”) transfer, or wire transfer. All purchase orders are subject to acceptance by the Fund and will be executed at the next net asset value (“NAV”) calculated after the order is received in good order.

Payments made by check or ACH may be subject to a collection period to ensure that funds have cleared and are received in “good funds.” The Fund and its transfer Agent reserve the right to delay the disbursement of redemption or exchange proceeds from shares purchased by check, or ACH for up to 10 calendar days (or longer, if necessary) to allow the payment to clear.

During this period, the proceeds of newly purchased shares are not available for redemption or exchange. This policy does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt.

If a check or ACH payment does not clear, the purchase order will be cancelled, and the investor will be responsible for any resulting loss incurred by the Fund or its Transfer Agent, as well as any applicable fees.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-855-784-2399 to obtain the necessary information to instruct your financial institution to wire your investment. A representative will assist you in obtaining an account application, which must be completed, signed and faxed (or mailed) to the Transfer Agent before payment by wire will be accepted.

The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order, following proper advance notification to the Transfer Agent, is considered received when U.S. Bank, N.A., the Fund’s custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

Returned Check/NSF Fee. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the Fund. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

Through Your Broker or Financial Institution. Shares of each Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive purchase orders on the applicable Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order in proper form. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers, depending upon the nature and terms of the financial intermediaries’ particular platform. These organizations may charge you transaction fees or require payment of a commission to a broker on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through a Fund. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made in any amount. Additional purchases must be submitted in proper form as described below. Additional purchases may be made:

●	By sending a check, made payable to the specific Fund in which you are investing, by regular or express mail to c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246 or by overnight mail to c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

●	By wire to the account of the Fund in which you are investing as described under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-855-784-2399 before wiring funds.

●	Through your brokerage firm or other financial institution.

●	By ACH purchase. To have this option added to your account, please send a letter to the applicable Fund requesting this option and supply a voided check for the bank account information. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

Automatic Investment Plan (“AIP”)

Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder. There is no minimum investment amount required to participate in the AIP. Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions may be used. The Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

Purchases in Kind

Each Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for each Fund, the marketability of such securities, and other factors which the Funds may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, other taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Anti-Money Laundering Program

Customer identification and verification is part of each Fund’s overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, each Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are required by applicable law or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares. The Funds do not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

The Board has adopted policies and procedures in an effort to detect and prevent disruptive trading, including market timing in a Fund. Each Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the Fund’s policies. Each Fund prepares reports illustrating purchase and redemption activity to detect disruptive trading activity. When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to frequent trading. Instead each Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. Each Fund may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. Each Fund’s policies and procedures to prevent disruptive trading activity are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in each Fund.

When financial intermediaries establish omnibus accounts in a Fund for their clients, the Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or disruptive trading. If a Fund detects potentially disruptive trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers the Fund’s shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping future disruptive trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest in a Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although each Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

Other Fees

The Fund’s Transfer Agent may charge account maintenance or transaction fees including, but not limited to, an annual IRA custodial fee (currently $25), statement retrieval fees (currently $25 per request) and fees for removal of excess contributions or Roth conversions or recharacterizations (currently $25 per transaction). These fees may change in the future.

HOW TO EXCHANGE SHARES

Shares of a Fund may be exchanged at NAV for shares of the other Fund in this Prospectus. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of the other Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Fund. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-855-784-2399. Please provide the following information:

●	Your name and telephone number;

●	The exact name of your account and your account number;

●	Taxpayer identification number (usually your Social Security number);

●	Dollar value or number of shares to be exchanged;

●	The name of the Fund from which the exchange is to be made; and

●	The name of the Fund into which the exchange is being made.

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. “Reasonable procedures” include the Transfer Agent confirming that the account is eligible for telephone transactions, requesting some form of personal identification (e.g., social security number, date of birth, etc.) from you prior to acting on telephonic instructions, and getting a verbal confirmation from you on a recorded line at the time of the trade. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

HOW TO REDEEM SHARES

Shares of each Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form as described below. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to (Insert name of the Fund in which you are seeking a redemption), c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246, or via overnight mail to (Insert name of the Fund in which you are seeking a redemption, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Written requests must be in good order and state the shareholder’s name, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered with the Funds.

Redemption Requests in Good Order

A redemption request will be considered in “good order” only if it includes all of the following:

●	The name of the Fund and the account number.

●	The exact dollar amount or number of shares to be redeemed,

●	The name(s) of the registered account owner(s), exactly as they appear on the account,

●	Signature(s) of all registered owner(s),

●	Any required signature guarantee or medallion signature guarantee, if applicable, and

●	Any documentation reasonable required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption.

Redemption requests that are incomplete, unclear, unsigned, or submitted without required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Medallion Signature Guarantee Requirements. To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent (the “Transfer Agent”) may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Fund and/or its Transfer Agent may require an MSG in situations including, but not limited to, the following:

●	The redemption amount exceeds $50,000 (or such other threshold as may be established by the Fund and/or its Transfer Agent);

●	Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;

●	Proceeds are requested to be made payable to a person or entity other than the registered account owner;

●	Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or

●	Any other circumstance in which the Fund or the transfer Agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.

Telephone Transactions. You may purchase, exchange or redeem Fund shares by calling 1-855-784-2399. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instructions to the Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $50,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or it Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN), if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized or fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding deferral income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address of banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Federal and State Income Tax Withholding (IRAs and Other Retirement Accounts). Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request forms. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income ta withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

Wire Fee. A fee of $15 will be charged for each wire transfer of redemption proceeds. This fee will be deducted directly from your account and is subject to change without notice. Your bank or any intermediary institution may also charge a separate fee for receiving the wire. The Fund and its transfer agent are not responsible for any delays or additional fees imposed by the receiving bank or any intermediary institution.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive redemption orders on each Funds’ behalf. The Funds calculate their NAV as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time). Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received in proper form. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. A redemption to a bank other than the bank of record requires a signature guarantee and any redemption to a bank other than the bank of record is transmitted by federal wire transfer.

Receiving Payment

The length of time each Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. Each Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one (1) to three (3) business days; and

●	For payment by wire or ACH, the Fund typically expects to process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 calendar days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 calendar days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Involuntary Redemptions

To manage Fund operating expenses efficiently, the Fund reserves the right to involuntarily redeem shares and close any account if the account balance falls below the initial investment minimum for reasons other than market fluctuations in the Fund’s net asset value (NAV). For these purposes, the applicable minimum account balance is $100,000 for Institutional Class shares and $1,000 for C Class shares.

If shareholder activity (such as redemptions or transfers) causes the account balance to fall below these required minimums, the Fund will provide 30 days’ written notice to allow the shareholder to purchase additional shares and restore the balance to the required level. If the balance remains below the minimum after this notice period, the Fund may at its sole discretion, redeem all remaining shares and mail the proceeds to the shareholder’s address of record.

All share of the Fund are also subject to involuntary redemption if the Board of Trustees determines, in its sole discretion, to liquidate the Fund. An involuntary liquidation or redemption is generally considered a taxable event and may result in a capital gain or loss. Shareholders should consult their tax advisors regarding any potential tax consequences.

Systematic Withdrawal Plan (“SWP”)

Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder.

Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

Other Redemption Information

Generally, all redemptions will be paid in cash. Each Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian, if available. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings to the redeeming shareholder within 7 calendar days after the Fund’s receipt of the redemption order in proper form. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

Other Fees

The Fund’s Transfer Agent may charge account maintenance or transaction fees including, but not limited to, fees for outbound wires ($15 per wire), IRA withdrawal fees (transfer or redemption) ($25 per withdrawal), and overnight delivery fees ($35 per overnight delivery). These fees may change in the future.

Account Statements and Transaction Confirmations

You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

Uncashed Checks and Automatic Dividend and Capital Gain Reinvestment

If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

1. Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;

2. Dividends and capital gain distributions checks are not cashed within 180 days; or

3. Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

Lost Shareholders, Inactive Accounts, and Unclaimed Property

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own advisors for advice about the particular federal, state, and local tax consequences of investing in the Funds.

The Systematic Opportunities Fund intends to declare and distribute income dividends, if any, annually. The Tactical Fund intends to declare and distribute income dividends, if any, quarterly, but not less than annually. In addition, each Fund distributes net capital gain distributions, if any, that it earns from the sale of portfolio securities annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Funds unless you elect to receive them in cash. Although each Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by each Fund, regardless of whether distributions are paid in cash or reinvested in additional shares of a Fund.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of a Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of a Fund, certain income from such Fund may qualify for a 50% dividends-received deduction.

Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

Each Fund has qualified and plans to continue to qualify as a regulated investment company for federal income tax purposes, and as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. If it meets certain minimum distribution requirements, a regulated investment company will not be subject to federal income tax on its taxable income and gains from investments that it timely distributes to its shareholders. Each Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

However, a Fund’s failure to qualify as a regulated investment company or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders. In order to qualify for taxation as a regulated investment company, a Fund must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the SAI. Each Fund will monitor its investments with the objective of maintaining its qualification as a regulated investment company under the Code.

When you redeem a Fund’s shares, you will generally realize a capital gain or loss if you hold the shares as capital assets. Except for investors who hold their respective Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, and tax-exempt investors that do not borrow to purchase a Fund’s shares, any gain realized on a redemption of a Fund’s shares will be subject to federal income tax. However, certain exchanges of shares may be exempt from tax, including exchanges of a Fund’s shares for shares of a different class of such Fund. All or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed if you purchase other substantially identical shares within 30 days before or 30 days after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

You will be notified by February 15th of each year about the federal tax status of distributions made by each Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires each Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Cost Basis Reporting. The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012.

The Fund’s default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at 1-855-784-2399, or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

Shareholders that are not “U.S. persons” within the meaning of the Code should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of U.S. tax rules and tax rules of other applicable jurisdictions to their investment in a Fund.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of each Fund’s operation. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year that ended November 30, 2025, November 30, 2024, and November 30, 2023, has been audited by each Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with each Fund’s financial statements may be obtained at no charge by calling the Funds at 1-855-784-2399 or by visiting the Funds’ website at www.q3allseasonfunds.com. The years prior were audited by another independent registered public accounting firm. The Fund’s predecessor auditor still exists as a separate firm as only its investment management practice was acquired by Cohen & Company, Ltd.

Q3 ALL-SEASON SYSTEMATIC OPPORTUNITIES FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended November 30, 2025		Year Ended November 30, 2024		Year Ended November 30, 2023		Year Ended November 30, 2022	Year Ended November 30, 2021
Net asset value at beginning of year	$9.73		$9.97		$9.40		$10.52	$9.94

Income (loss) from investment operations:
Net investment income (loss)(a)(b)	0.20		0.18		0.18		(0.03)	(0.13)
Net realized and unrealized gains (losses) on investments and futures contracts	2.00		0.45		0.47	(c)	(0.45)	0.71
Total from investment operations	2.20		0.63		0.65		(0.48)	0.58

Less distributions from:
Net investment income	(0.14)		(0.10)		—		—	—
Net realized gains	(0.38)		(0.77)		(0.08)		(0.64)	—
Total distributions	(0.52)		(0.87)		(0.08)		(0.64)	—

Net asset value at end of year	$11.41		$9.73		$9.97		$9.40	$10.52

Total return(d)	23.69%		6.72%		6.92%		(5.14)%	5.83%

Net assets at end of year (000’s)	$267,663		$177,336		$158,040		$3,431	$6,048

Ratios/supplementary data:
Ratio of total expenses to average net assets(e)	1.26%		1.24%		1.40%		5.46%	4.20%
Ratio of net expenses to average net assets(e)(f)	1.26	%(g)	1.28%		1.83%		1.94%	1.94%
Ratio of net investment income (loss) to average net assets(b)(e)(f)	1.95%		1.94%		1.78%		(0.34)%	(1.19)%
Portfolio turnover rate	147%		8158	%(i)	6171	%(i)	517%	441%

(a)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the year.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.
(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(e)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.
(f)	Ratio was determined after fee reductions and/or expense reimbursements/recoupments

(g)	Includes 0.00%(i) of borrowing costs for the year ended November 30, 2025.
(g)	Ratio was determined after fee reductions and/or expense reimbursements/recoupments.
(h)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.
(i)	Given market conditions during the year, the Fund rotated assets into and out of positions on a periodic basis and the Fund’s portfolio was traded frequently.
(i)	Amount rounds to less than 0.005%.

Q3 ALL-SEASON SYSTEMATIC OPPORTUNITIES FUND

C CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year Ended November 30, 2025		Period Ended November 30, 2024(a)
Net asset value at beginning of period	$9.71		$9.61

Income from investment operations:
Net investment income(b)(c)	0.05		0.02
Net realized and unrealized gains on investments and futures contracts	1.99		0.08
Total from investment operations	2.04		0.10

Less distributions from:
Net investment income	(0.13)		—
Net realized gains	(0.38)		—
Total distributions	(0.51)		—

Net asset value at end of period	$11.24		$9.71

Total return(d)	21.91%		1.04	%(e)

Net assets at end of period (000’s)	$2,592		$1,007

Ratios/supplementary data:
Ratio of total expenses to average net assets(f)	2.70	%(i)	3.15	%(g)
Ratio of net expenses to average net assets(f)(h)	2.71	%(i)	2.79	%(g)
Ratio of net investment income to average net assets(c)(f)(h)	0.44%		1.55	%(g)
Portfolio turnover rate	147%		8158	%(e)(j)

(a)	Represents the year from the commencement of operations (October 18, 2024) through November 30, 2024.
(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(d)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(e)	Not annualized.
(f)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.
(g)	Annualized.
(h)	Ratio was determined after fee reductions and/or expense reimbursements/recoupments.
(i)	Includes 0.00%(k) of borrowing costs for the year ended November 30, 2025.
(j)	Given market conditions during the year, the Fund rotated assets into, and out of, positions on a periodic basis due to its tactical trading mandate, and the Fund’s portfolio was traded frequently.
(k)	Amount rounds to less than 0.005%.

Q3 ALL-SEASON TACTICAL FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended November 30, 2025		Year Ended November 30, 2024		Year Ended November 30, 2023		Year Ended November 30, 2022		Year Ended November 30, 2021
Net asset value at beginning of year	$11.31		$9.29		$8.45		$13.80		$12.06

Income (loss) from investment operations:
Net investment income (loss)(a)(b)	0.19		(0.01)		(0.01)		(0.06)		(0.09)
Net realized and unrealized gains (losses) on investments and futures contracts	0.33	(c)	2.03		0.85		(4.30)		2.72
Total from investment operations	0.52		2.02		0.84		(4.36)		2.63

Less distributions from:
Net investment income	(0.14)		—		—		—		—
Net realized gains	—		—		—		(0.99)		(0.89)
Total distributions	(0.14)		—		—		(0.99)		(0.89)

Net asset value at end of year	$11.69		$11.31		$9.29		$8.45		$13.80

Total return(d)	4.71%		21.74%		9.94%		(34.03)%		23.10	%(e)

Net assets at end of year (000’s)	$23,844		$55,340		$42,675		$50,871		$148,813

Ratios/supplementary data:
Ratio of total expenses to average net assets(f)	1.83	%(g)	1.58	%(g)	1.68	%(g)	1.36%		1.32%
Ratio of net investment income (loss) to average net assets(b)(f)	1.72%		(0.12)%		(0.05)%		(0.59)%		(0.73)%
Portfolio turnover rate	42%		795	%(h)	2004	%(h)	3770	%(h)	1639	%(h)

(a)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the year.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net assets value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same year.
(d)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(e)	During the year ended November 30, 2021, the Fund received a payment from the Adviser of $336,826 for losses realized on the disposal of the investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.27%.
(f)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(g)	Includes 0.01%, 0.00%(i), and 0.06% of borrowing costs for the years ended November 30, 2025, 2024, and 2023, respectively.
(h)	Given market conditions during the year, the Fund rotated assets into and out of positions on a periodic basis and the Fund’s portfolio was traded frequently.
(i)	Amount rounds to less than 0.005%.

Q3 ALL-SEASON TACTICAL FUND

C SHARE CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended November 30, 2025		Year Ended November 30, 2024		Year Ended November 30, 2023		Year Ended November 30, 2022		Period Ended November 30, 2021(a)
Net asset value at beginning of period	$10.76		$8.95		$8.25		$13.65		$11.53

Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.06		(0.15)		(0.12)		(0.17)		(0.22)
Net realized and unrealized gains (losses) on investments and futures contracts	0.32	(d)	1.96		0.82		(4.24)		2.34
Total from investment operations	0.38		1.81		0.70		(4.41)		2.12

Less distributions from:
Net investment income	(0.05)		—		—		—		—
Net realized gains	—		—		—		(0.99)		—
Total distributions	(0.05)		—		—		(0.99)		—

Net asset value at end of period	$11.09		$10.76		$8.95		$8.25		$13.65

Total return(e)	3.57%		20.22%		8.48%		(34.82)%		18.39	%(f)(g)

Net assets at end of period (000’s)	$1,022		$1,530		$2,094		$2,690		$3,260

Ratios/supplementary data:
Ratio of total expenses to average net assets(h)	3.54	%(i)	3.05	%(i)	3.03	%(i)	2.65%		2.72	%(j)
Ratio of net expenses to average net assets(h)(k)	2.95	%(i)	2.94	%(i)	3.03	%(i)	2.65%		2.72	%(j)
Ratio of net investment income (loss) to average net assets(c)(h)(k)	0.55%		(1.46)%		(1.42)%		(1.73)%		(2.42	)%(j)
Portfolio turnover rate	42%		795	%(l)	2004	%(l)	3770	%(l)	1639	%(g)(l)

(a)	Represents the year from the commencement of operations (March 18, 2021) through November 30, 2021.
(b)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(d)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net assets value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same year.
(e)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(f)	During the period ended November 30, 2021, the Fund received a payment from the Adviser of $336,826 for losses realized on the disposal of the investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.27%.
(g)	Not annualized.
(h)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(i)	Includes 0.01%, 0.00%(m), and 0.06% of borrowing costs for the years ended November 30, 2025, 2024, and 2023, respectively.
(j)	Annualized.
(k)	Ratio was determined after fee reductions.
(l)	Given market conditions during the period, the Fund rotated assets into, and out of, positions on a periodic basis due to its tactical trading mandate, and the Fund’s portfolio was traded frequently.
(m)	Amount rounds to less than 0.005%.

Customer Privacy Notice

FACTS	WHAT DOES THE Q3 ALL-SEASON SYSTEMATIC OPPORTUNITIES FUND AND THE Q3 ALL-SEASON TACTICAL FUND (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number

●   Assets

●   Retirement Assets

●   Transaction History

●   Checking Account Information

●   Purchase History

●   Account Balances

●   Account Transactions

●   Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-784-2399

Who we are
Who is providing this notice?	Q3 All-Season Systematic Opportunities Fund Q3 All-Season Tactical Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?

We collect your personal information, for example, when you

●   Open an account

●   Provide account information

●   Give us your contact information

●   Make deposits or withdrawals from your account

●   Make a wire transfer

●   Tell us where to send the money

●   Tell us who receives the money

●   Show your government-issued ID

●   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●   Q3 Asset Management Corporation, the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● The Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the SAI, which is incorporated by reference in its entirety.

Additional information about each Funds’ investments is available in each Fund’s audited and unaudited Financial Statements and in Form N-CSR. In the Funds’ audited Financial Statements, you will find a discussion of the market conditions and strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ audited and unaudited financial statements.

To obtain a free copy of the SAI, the audited and unaudited Financial Statements or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free:

1-855-784-2399

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.q3allseasonfunds.com or upon written request to:

(Insert name of Fund you are inquiring about)
c/o Ultimus Fund Solutions, LLC

Regular/Express Mail:

P.O. Box 46707
Cincinnati, Ohio 45246

Overnight Mail:

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Only one copy of a Prospectus or audited or unaudited Financial Statements will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may, of course, request an additional copy of a Prospectus or audited or unaudited Financial Statements at any time by calling or writing the Funds or by downloading free of charge at www.q3allseasonfunds.com. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-22680

Statement of Additional Information

March 30, 2026

Q3 All-Season Systematic Opportunities Fund

Institutional Class: (QASOX)

C Class: (QCSOX)

Q3 All-Season Tactical Fund

Institutional Class: (QAITX)

C Class: (QACTX)

each a series of

ULTIMUS MANAGERS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

This Statement of Additional Information (“SAI”) should be read in conjunction with the Prospectus for the Q3 All-Season Systematic Opportunities Fund and the Q3 All-Season Tactical Fund (each, a “Fund” and collectively, the “Funds”) dated March 30, 2026, which may be supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus may be obtained without charge, upon request, by writing each Fund via regular or express mail at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio, 45246, via overnight mail at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-855-784-2399 or by visiting the Funds’ website at www.q3allseasonfunds.com.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS	1
INVESTMENT RESTRICTIONS	20
CALCULATION OF SHARE PRICE	21
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	21
SHAREHOLDER SERVICES	22
MANAGEMENT OF THE TRUST	22
INVESTMENT ADVISER	26
PORTFOLIO TRANSACTIONS	29
THE DISTRIBUTOR	30
OTHER SERVICE PROVIDERS	30
DISTRIBUTION PLAN	32
GENERAL INFORMATION	32
BENCHMARK DESCRIPTIONS	36
ADDITIONAL TAX INFORMATION	36
FINANCIAL STATEMENTS	42
APPENDIX A	43
APPENDIX B	45
APPENDIX C	47
APPENDIX D	49

STATEMENT OF ADDITIONAL INFORMATION

The Q3 All-Season Systematic Opportunities Fund (the “Systematic Opportunities Fund”) and the Q3 All-Season Tactical Fund (the “Tactical Fund”) are each a series of Ultimus Managers Trust (the “Trust”), an open-end management investment company. Prior to March 30, 2023 the Systematic Opportunities Fund was named the Q3 All-Season Sector Rotation Fund. Prior to October 21, 2022, the Systematic Opportunities Fund was named the Q3 All-Weather Sector Rotation Fund and the Tactical Fund was named the Q3 All-Weather Tactical Fund. The Systematic Opportunities Fund and the Tactical Fund are each a diversified series of the Trust. The Trust is an unincorporated business trust that was organized under Ohio law on February 28, 2012. The Funds’ investments are managed by Q3 Asset Management Corporation (the “Adviser”). For further information on the Funds, please call 1-855-784-2399.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Funds’ investment programs will be successful. Investors should carefully review the descriptions of the Funds’ investments and associated risks described in the Prospectus and this SAI. No investment in shares of the Funds should be made without first reading the Prospectus. Unless otherwise indicated, percentage limitations, if any, apply at the time of purchase of the applicable securities.

General Investment Risks. Prices of securities in which the Funds invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Funds own, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Funds to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock or bond market may produce a decline in prices for all such securities, which could also result in losses to the Funds. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of all types of securities, including securities held by the Funds, can decline.

Market Risk. Market risk is the risk that the value of the securities in the Funds’ portfolios may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of each Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

As shown with the novel coronavirus disease (COVID-19), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. The impact of COVID-19 caused significant volatility and declines in global financial markets, including the United States (“U.S.”) financial markets. Further, COVID-19 led to production cutbacks for many companies and coupled with changes in consumer spending fueled by government stimulus, created a supply/demand imbalance and resulted in higher prices and inflation, the result of which can affect a company’s financial condition and ability to manufacture and sell its products. Likewise, the Russian invasion of Ukraine in early 2022 has caused increased volatility in various financial markets. The conflict has resulted in economic sanctions against Russia from both government entities and corporations and banking entities. The extent of the effects this will have throughout the world is impossible to predict, but this military action has already resulted in supply chain disruptions and increased trading costs.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on a Fund. During periods of market volatility, security prices (including securities held by a Fund) could change drastically and rapidly and therefore adversely affect each Fund.

U.S. Government Obligations. The Funds may invest, directly or indirectly in United States Government Obligations. “U.S. Government Obligations” include securities which are issued or guaranteed by the U.S. Department of the Treasury (the “U.S. Treasury”) such as notes, U.S. Treasury bonds, and U.S. Treasury bills, and obligations guaranteed by the U.S. government such as obligations of Government National Mortgage Association (“GNMA” or “Ginnie Mae”) and Overseas Private Investment Corporation (“OPIC”), as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal Housing Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Small Business

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Administration and Tennessee Valley Authority. U.S. Government Obligations may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA and OPIC), others are not. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Funds’ shares.

Corporate and Municipal Debt Securities. The Funds may invest, directly or indirectly, in corporate or municipal debt securities. Corporate and municipal debt securities purchased by the Funds may be of any credit quality, maturity or yield.

Debt Securities. The Funds may invest, directly or indirectly, in corporate debt securities and U.S. Government Obligations (as defined above). Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. A debt instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. The Funds may purchase debt securities of any credit quality, maturity or yield. Accordingly, the Funds may purchase investment grade” securities (those rated at least Baa by Moody’s Investor Service, Inc. (“Moody’s”), meaning securities rated BBB- or better by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Adviser’s opinion), Baa or better by Moody’s Investors Service (“Moody’s”) or any comparable rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, as determined by the Adviser to be of comparable quality. In addition, the Funds may purchase lower-rated debt securities including, without limitation, “junk” bonds whose ratings are below investment grade. Descriptions of the quality ratings of Moody’s, S&P, and Fitch are included as Appendix D to this SAI. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

High-Yield Debt Securities or Junk Bonds. As noted above, the Funds may invest in debt securities that are lower-rated debt securities or, if not rated, of equivalent quality in the Adviser’s opinion, including, without limitation, “junk” bonds whose ratings are below investment grade. Debt securities rated Baa by Moody’s or BBB- by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt securities rated lower than Baa3 by Moody’s or lower than BBB- by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal and greater market fluctuations than higher-rated debt securities. Lower-rated debt securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated debt securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s net asset value (“NAV”). These risks can reduce the value of a Fund’s shares and the income it earns. Lower-rated securities carry a greater risk of default than investment grade securities.

Private Activity Bonds. The Funds may invest, directly or indirectly, in private activity bonds. The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. The Funds’ distributions of any interest each earns on municipal obligations will be taxable to shareholders as ordinary income. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. Sizable investments in these obligations could involve an increased risk to the Funds should any of the related facilities experience financial difficulties. The obligations of issuers may become subject to laws enacted in the future by Congress, state legislatures, or local governments of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Mortgage-Backed Securities. The Funds may invest, directly or indirectly, in mortgage-backed securities, which may or may not be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by private entities or various governmental and government-related entities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities investments, the ability of the Funds to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Prepayment risk is a major risk of mortgage-backed securities.

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Mortgage Pass-Through Certificates. The Funds may invest in obligations of GNMA, FNMA, and FHLMC which include direct pass through certificates representing undivided ownership interests in pools of mortgages. The Funds may invest in such certificates, which are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Collateralized Mortgage Obligations. The Funds may invest, directly or indirectly, in Collateralized Mortgage Obligations (“CMOs”). CMOs are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect the Funds’ share price. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Funds.

Other Mortgage Related Securities. In addition to the mortgage pass-through securities and the CMOs mentioned above, the Funds may also invest, directly or indirectly, in other mortgage derivative products. In addition to the prepayment risks described above, rapidly rising interest rates could cause prepayments of mortgages to occur at a slower rate than expected, and the expected maturity of short or medium term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the share price of the Funds to fluctuate more and to fall. Governmental, government-related, and private entities may create other mortgage-related securities offering mortgage pass through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage-related securities are developed and offered to the investment community, the Funds may consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. In addition to CMOs, the Funds may invest, directly or indirectly, in other asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset backed securities. The Funds may invest in other asset backed securities (e.g., equipment trust certificates), including those that may be developed in the future.

Equipment Trust Certificates. The Funds may invest, directly or indirectly, in equipment trust certificates which are a type of asset-backed security that represents undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. The debt issue is secured by the equipment or physical assets, as the title for the equipment is held in trust for the holders of the issue. Equipment trust certificates are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue.

Variable and Floating Rate Securities. The Funds may invest, directly or indirectly, in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1-, 3-, or 6-month SOFR, 3-, 6-, or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur. Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price, and have adverse effects on the value of the floating rate securities.

Derivatives. The Funds may invest, directly or indirectly, in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, or to provide a substitute for purchasing or selling particular securities or for speculative purposes to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Funds may use, to the extent described in the Prospectus and this SAI, include options contracts, futures contracts, options on futures contracts, forward currency contracts, structured notes, swap agreements

3

and credit derivatives, which are described below. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would. The Adviser, however, may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

Risks of Derivatives

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds’ gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. A Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

●	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

●	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

●	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

Volatility and Leverage. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a disproportionately large potential impact on a Fund’s performance.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

●	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

●	Have to purchase or sell the instrument underlying the contract;

●	Not be able to hedge its investments; and/or

●	Not be able to realize profits or limit its losses.

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Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

●	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

●	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

●	The facilities of the exchange may not be adequate to handle current trading volume;

●	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

●	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Funds is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Counterparty Risk. The risk exists that a derivatives transaction counterparty will be unable or unwilling to make payments or otherwise honor its obligations to a Fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Over-the-Counter Derivatives Risks. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Government Regulation. The regulation of derivatives has undergone substantial change in recent years. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations require most derivatives to be margined and/or cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that impact derivatives markets. The implementation of these requirements or additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions. The Adviser cannot fully predict the effects of any governmental regulation of the derivatives markets, and there can be no assurance that any government regulation will not adversely affect a Fund’s performance or ability to achieve its investment objective.

The Commodity Futures Trading Commission (“CFTC”) and various exchanges have imposed (and continue to evaluate and monitor) limits on the number of speculative positions that any person, or group of persons acting in concert, may hold or control in certain futures and options on futures contracts. Additionally, federal position limits now apply to swaps that are economically equivalent

5

to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Adviser and any of its affiliates may be aggregated for this purpose. It is possible that the trading decisions of the Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. A Fund may also be affected by other non-U.S. regulators and trading venues, such as those of the European Union and United Kingdom, that impose position limits on commodity derivative contracts.

As discussed below, the SEC has adopted the Derivatives Rule to regulate funds’ use of derivatives and other transactions that create leverage. In addition to the limitations imposed by the Derivatives Rule, limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments or may change the availability of certain investments.

Many derivatives have a leverage or borrowing component. As a result, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund complies with Rule 18f-4 under the 1940 Act (the “Derivatives Rule”). Among other things, the Derivatives Rule requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a Fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a Fund’s net assets), it will not be subject to the full requirements of the Derivatives Rule. In addition, to the extent that a Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of the Derivatives Rule or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset coverage requirements under Section 18 of the 1940 Act. The requirements of the Derivatives Rule may limit a Fund’s ability to engage in derivates transactions as part of its investment strategy. In addition, the requirements of the Derivatives Rule may increase the costs of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the Fund’s performance.

Futures Contracts. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily NAV, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase

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price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Securities Index Futures Contracts. The Funds may invest, directly or indirectly, in securities index futures contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Funds’ current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs, and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the index futures is based.

By establishing an appropriate “short” position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Funds may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts or invest in investment companies that purchase and write options on such contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Funds will write options only on futures contracts that are “covered.” A Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates cash, cash equivalents, and/or other liquid assets at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract. A Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Funds to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging a Fund’s portfolio against a general decline in market prices. The purchase of a call option on a futures contract may represent a means of hedging a Fund’s portfolio against a market advance when the Fund is not fully invested.

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The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Options and futures can be volatile instruments and involve certain risks. If the Adviser applies a hedge in a Fund’s portfolios at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund’s return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

In general, the Funds will not directly purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets.

In instances involving the purchase of futures contracts or the writing of put options thereon by the Funds, the Funds will segregate an amount of cash, cash equivalents and/or other liquid assets equal to the market value of such futures contracts or options written (less any related margin deposits), to the extent that such deposits are required under the 1940 Act.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or OTC options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

●	Allowing it to expire and losing its entire premium;

●	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

●	Closing it out in the secondary market at its current price.

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Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

A Fund may write a put or call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means that would permit immediate satisfaction of the Fund’s obligation as writer of the option. At the time of selling a call option, a Fund may cover the option by owning, among other things:

●	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

●	A call option on the same security or index with the same or lesser exercise price;

●	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

●	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

●	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

●	Entering into a short position in the underlying security;

●	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

●	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

●	Maintaining the entire exercise price in liquid securities.

Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Swap Agreements. The Fund may invest, directly or indirectly, in swap agreements. Generally, swap agreements are contracts between a Fund and, typically, a brokerage firm, bank or other institutional buyer (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, a Fund would agree with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the

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obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. A Fund customarily enters into swap agreements that are based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

The Funds will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by a Fund and its counterparty are netted out, with a Fund receiving or paying, as the case may be, only the net difference in the two payments. A Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. A Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of a Fund’s obligations will be accrued on a daily basis. During the term of a swap agreement, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by a Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Credit Default Swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due. Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap, receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official, binding determination regarding the existence of credit events under the terms of the ISDA Master Agreement. ISDA’s Determination Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event.

The buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, may not be deemed credit events under the credit default swap agreement. The seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement that under the circumstances do not adversely impact the value or credit-worthiness of the underlying reference debt obligation.

Risks of Swaps. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Funds will be successful in using swap agreements to achieve their investment goals depends on the ability of the Adviser to predict correctly which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Funds will be less than their performance would have been if they had not used the swap agreements.

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The risk of loss to the Funds for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to a Fund is loss of the entire amount that a Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Funds’ limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.

Swap agreements currently are not exchange-traded instruments, but are traded OTC. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Funds are subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with a Fund as a consequence of credit considerations. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy under guidelines adopted by the Board of Trustees of the Trust (the “Board”). However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Certain Internal Revenue Service (“IRS”) positions may limit the Funds’ ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Funds’ ability to benefit from using swap agreements, or could have adverse tax consequences.

Credit Derivatives. The Funds may engage, directly or indirectly, in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. A Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a Fund purchases a default option on a security, and if no default occurs with respect to the security, a Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Foreign Securities. Foreign securities are generally securities of issuers that are tied economically to countries outside of the U.S. The Funds may invest directly or indirectly, in securities of foreign issuers that trade directly on U.S. and foreign stock exchanges or in the form of American Depositary Receipts (“ADRs”). ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs, in registered form, are designed for use in the U.S. securities markets. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. Investments in ADRs are subject to risks similar to those associated with direct investments in foreign securities.

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Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates, exchange control regulations, and capital controls. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may trade with less frequency and volume than domestic securities and therefore may exhibit less liquidity and greater price volatility than securities of U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Changes in foreign exchange rates will affect the value of those securities, which are denominated or quoted in currencies other than the U.S. dollar. Therefore, to the extent a Fund invests in a foreign security, which are denominated or quoted in a currency other than the U.S. dollar, there is a risk that the value of such security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, generally higher commission rates on foreign portfolio transactions, and transaction costs of foreign currency conversions. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), limits on proxy voting and difficulty in enforcing legal rights outside the U.S. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Foreign Fixed-Income Securities. The Funds may invest, directly or indirectly, in non-U.S. based fixed-income securities. Investing in foreign fixed-income securities generally has the same risks as investing in foreign securities generally. In addition, foreign corporate bonds are subject to the risks that foreign companies may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the U.S., which may make it more difficult to evaluate the business and/or financial position of the issuer and the value of the bond. Foreign government bonds are also subject to the risks that governmental issuers of fixed-income securities may be unwilling to pay interest and repay principal when due or may require that conditions for payment be renegotiated.

Investments in Emerging Markets. The Funds may invest, directly or indirectly, in emerging market fixed-income securities. Emerging market countries may include, among others, countries in Asia, Latin, Central and South America, Eastern Europe, the Middle East and Africa. In addition to the general risk of investing in foreign securities and foreign fixed-income securities described above, investing in emerging markets can involve greater and more unique risks than those associated with investing in more developed markets. The securities markets of emerging countries are generally small, less developed, less liquid, and more volatile than securities markets of the U.S. and other developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments. The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems in more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing a Fund’s assets to be uninvested, a Fund to miss investment opportunities and potential returns, and a Fund to be unable to sell an investment. As a result of these various risks, investments in emerging markets are considered to be speculative and may be highly volatile.

Investment Companies. As discussed in the Prospectus, the Funds may, from time to time, invest in securities of other investment companies, both open-end and closed-end, including, without limitation, money market funds and exchange traded finds (“ETFs”). Generally, under Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), a fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The Funds may rely upon any applicable statutory or regulatory exemption in investing in other investment companies. The Funds generally expect to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, the Funds may generally invest without limitation in money market funds as long as the Funds pay no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Adviser waives its management fee in an amount necessary to offset any sales charge or service fee. The Funds generally expect to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), the Funds may generally acquire shares of another investment company unless, immediately after such acquisition, the Funds and their affiliated persons would exceed the 3% of the investment company’s total outstanding shares (the “3% Limitation”). To the extent the 3% Limitation applies to an investment the Funds wish to

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make, the Funds may be prevented from allocating its investments in the manner that the Adviser considers optimal. Also, under the 1940 Act, to the extent that a Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of investment company shares held by the Funds in reliance on Section 12(d)(1)(F), the Funds intend to vote such shares in the same proportion as the vote of all other holders of such securities. Investments in other investment companies subjects the Funds to additional operating and management fees and expenses. For example, Funds’ investors will indirectly bear fees and expenses charged by underlying investment companies in which the Funds invest, in addition to the Funds’ direct fees and expenses.

Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d1-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Funds expect to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.

ETFs. As discussed in the Prospectus, the Funds generally intend to purchase shares of ETFs or other similar instruments. An ETF is typically an investment company registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or market sector. Alternatively, ETFs may be actively managed pursuant to a particular investment strategy, similar to other non-index based investment companies. ETFs are traded on a securities exchange based on their market value. In addition, ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day. ETFs are traded on a securities exchange based on their market value.

Instruments the Funds may purchase that are similar to ETFs represent beneficial ownership interests in specific “baskets” of securities of companies within a particular industry sector or group. These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs, are not registered as investment companies under the 1940 Act. Such securities may also be exchange traded, but because they are not investment companies, they are not subject to the percentage investment limitations imposed by the 1940 Act.

An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of securities prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional registered investment companies: (1) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (4) ETF shares may be delisted from the exchange on which they trade; and (5) activation of “circuit breakers” by the exchange (which are tied to large decreases in stock prices) may halt trading of the ETF’s shares temporarily. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Funds will pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions. As with traditional investment companies, ETFs charge asset-based fees, although these fees tend to be relatively low as compared to other types of investment companies. ETFs do not charge initial sales loads or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

As discussed above under the section entitled “Investment Companies”, the Funds are subject to certain limits on investments in other investment companies, including ETFs, but may exceed those limits in certain circumstances, including in reliance on Rule 12d1-4.

While the creation and redemption of creation units helps an ETF maintain a market value close to NAV, the market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that a Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risk that a Fund receives less than NAV when selling an ETF).

Inverse ETF Risk. The Funds may invest in inverse ETFs. Inverse ETFs involve additional risks and considerations not present in traditional ETFs. Typically, shares of an index-based ETF are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), shares are expected to increase in value as the value of the underlying benchmark decreases, similar to holding short positions in the underlying benchmark.

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Inverse ETFs “reset” over short periods of time, meaning they are designed to deliver their stated returns only for the length of their reset periods (typically daily), and are not designed to deliver their returns intraday or over periods longer than the stated reset period. Because of the structure of these products, their rebalancing methodologies and the math of compounding, holding the ETFs beyond the reset period can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets. Further, inverse ETFs may have lower trading volumes or may be less tax efficient than traditional ETFs and may be subject to additional regulation. To the extent that inverse ETFs invest in derivatives, investments in such ETFs will be subject to the risks of investments in derivatives. For these reasons, inverse ETFs are typically considered to be riskier investments than traditional ETFs.

Zero Coupon Securities. The Funds may invest, directly or indirectly, in zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Zero coupon securities are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. One must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero-coupon security. A zero-coupon step-up security converts to a coupon security before final maturity.

Strips. The Funds may invest, directly or indirectly, in stripped securities (“STRIPS”). STRIPS are created by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Zero coupon U.S. government securities such as STRIPS are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. STRIPS do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. If a Fund invests in STRIPS, the Fund will accrue income on the investment for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Funds would forgo the purchase of additional income producing assets with these funds. The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

Debentures. The Funds may invest, directly or indirectly, in debentures. A debenture is a long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk with this type of investment is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. The Funds may invest in all types of debentures, including corporate and government debentures.

Demand Notes. The Funds may invest, directly or indirectly, in Variable and Floating Rate Demand Notes. Variable and Floating Rate Demand Notes are notes that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Variable rate demand notes have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. These formulas are designed to result in a market value for the Variable Rate Demand Note or Floating Rate Demand Note that approximates its par value. Variable and Floating Rate Demand Notes are subject to interest rate risks.

Inverse Floaters. The Funds may invest, directly or indirectly, in inverse floaters. Inverse floaters are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change. Inverse floaters are a form of derivative investment. Certain derivatives can be used to increase or decrease the Funds’ exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to a Fund if the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund’s other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

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Equity Securities. The Funds will invest, directly or indirectly, in equity securities. Such equity investments may include common stocks traded on domestic or foreign securities exchanges or on the OTC market. In addition to common stocks, such equity investments may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which a Fund may indirectly invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies of the securities owned, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Funds to potential portfolio losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities, including securities held by a Fund, will likely decline.

Preferred Stock. The Funds may invest, directly or indirectly, in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect the price of preferred stock. Like common stocks, the value of preferred stock may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and industry-specific changes.

Warrants and Rights. The Funds may acquire, directly or indirectly, warrants and rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Convertible Securities. The Funds may buy securities convertible into common stock if, for example, the Adviser believes that a company’s convertible securities are undervalued in the market or invest in investment companies that buy such securities.

For example, the Funds may invest in convertible bonds or convertible preferred stock. Convertible bonds are fixed-income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible bonds are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. Convertible preferred stock is preferred stock, as described above, but with an additional feature that permits the holder, under specified circumstances, to convert the preferred stock at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.

While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also provides the investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock. Like other debt securities, the value of a convertible bond tends to vary inversely with the level of interest rates. However, to the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible bond will be increasingly influenced by its conversion value (the security’s worth, at market value, if converted into the underlying common stock). Although to a lesser extent than with fixed-income securities, the market value of convertible bonds tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible bonds tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

If a convertible security is converted into common stock, the Funds may hold the common stock for an extended period of time. Prices of common stock may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose stock a Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Funds to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all stocks, which could also result in losses for the Funds. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.

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Real Estate Securities. The Funds will not invest in real estate (including mortgage loans and limited partnership interests), but the Funds may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Funds may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are generally publicly traded on the national stock exchanges and in the OTC market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

Money Market Instruments. The Funds may invest, directly or indirectly, in money market instruments. Money market instruments include, without limitation, U.S. Government Obligations or certain types of corporate debt obligations (including those subject to repurchase agreements), Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds may invest in Commercial Paper of any rating. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by a Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

Repurchase Agreements. The Funds may invest, directly or indirectly, in repurchase agreements. A repurchase agreement transaction occurs when an investor (e.g., a Fund) purchases a security (normally a U.S. government security), from a counterparty with the understanding that the investor will later resell the security to the same counterparty (normally a member bank of the Federal Reserve or a registered government securities dealer). A Fund’s initial purchase is essentially a loan to the counterparty that is collateralized by the security (or securities substituted for it under the repurchase agreement). The Fund must return the security to the counterparty when the counterparty repurchases it at a later date and higher price. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. The Adviser will consider the creditworthiness of the counterparty. If the counterparty fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. A Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. A Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Reverse Repurchase Agreements. The Funds may also enter into reverse repurchase agreements or invest in investment companies that enter into reverse repurchase agreements. Reverse repurchase agreements are repurchase agreements in which the Funds are the seller (rather than the buyer) of the securities, and agree to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Funds. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Funds must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. Rule 18f-4 under the 1940 Act permits the Funds to enter into reverse repurchase agreements, provided that a Fund treats the reverse repurchase agreements as either (1) borrowings subject to the asset coverage requirements under the 1940 Act (see “Borrowing” above) or (2) derivatives transactions under Rule 18f-4 (see “Derivatives” above).

Illiquid Investments. Each Fund may not purchase or otherwise acquire any illiquid investment if, immediately after the acquisition, the value of the illiquid investments held by the Fund would exceed 15% of the Fund’s net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments pose risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio investments and the Fund may be unable to dispose of illiquid investments promptly or at reasonable prices. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid investments. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid investments, the Fund would seek to take appropriate steps to bring the Fund’s illiquid investments to or below 15% of its net assets per the requirements of Rule 22e-4 of the 1940 Act. The sale of some illiquid and other types of investments may be subject to legal restrictions.

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If the Fund invests in investments for which there is no ready market, it may not be able to readily sell such investments. Such investments are unlike investments that are traded in the open market, and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid investments once realized may be lower or higher than the Adviser’s most recent estimate of their fair market value. Generally, less public information is available about the issuers of such illiquid investments than about companies whose investments are publicly traded.

Restricted Securities. Within its limitations on investment in illiquid investments, each Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Restricted securities are generally considered to be illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(a)(2) commercial paper” or is otherwise eligible for resale pursuant the Securities Act of 1933, as amended. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Master Limited Partnerships (“MLPs”). The Funds may, directly or indirectly, invest a portion of their total assets in the equity or debt securities of MLPs, which are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner in an MLP is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. This would result in the MLP being required to pay U.S. federal income tax on its taxable income, and could result in lower income to the Funds and a reduction in the value of the Funds’ investment in the MLP. Additionally, mutual funds seeking to be taxed as regulated investment companies, such as the Funds, are limited in their ability to invest in MLPs by current federal tax rules. If a mutual fund invests more than 25% of the value of its total assets in MLP securities, it will be subject to federal corporate income tax. For more information about the Funds’ tax status, please see “Additional Tax Information” in this SAI.

Lending of Portfolio Securities. In order to generate additional income, the Funds may lend portfolio securities in an amount up to 33⅓% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by the Board. In determining whether the Funds will lend securities, the Adviser will consider all relevant facts and circumstances. The Funds may not lend securities to any company affiliated with the Adviser. Each loan of securities will be collateralized by cash, securities, or letters of credit. The Funds might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund collateral in the form of cash or cash equivalents, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any dividends or interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Funds may share with the borrower some of the income received on the collateral for the loan or the Funds will be paid a premium for the loan. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If a Fund invests the cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, the Fund would be required to repay the borrower out of the Fund’s assets.

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Where voting rights with respect to the loaned securities pass with the lending of the securities, the Adviser normally intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Adviser believes a material event affecting the loaned securities will occur or the Adviser otherwise believes it necessary to vote.

The Funds did not engage in the lending of portfolio securities during the most recent fiscal period.

Investments in Companies with Business Related to Commodities. As explained under “Fundamental Restrictions” below, the Funds do not invest directly in commodities. However, the Funds may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly, in commodities. For example, the Funds may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.), or in registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movements, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such businesses or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodities markets generally.

Forward Commitments and When-Issued Securities. The Funds may purchase, directly or indirectly, when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Funds are required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Funds’ other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Funds would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon such sales. Rule 18f-4 under the 1940 Act permits the Funds to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4. See “Derivatives” above.

Borrowing Money. The Funds may, to the extent permitted under the 1940 Act, borrow money to meet redemption requests or for extraordinary or for emergency purposes. Borrowing involves the creation of a liability that requires a Fund to pay interest. In the event a Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Economic and Regulatory Risks. Domestic and foreign governments and agencies thereof often adopt an active approach to managing economic conditions within a nation, which may have material effects on the securities markets within the nation. A government may pursue supportive policies that include, but are not limited to, lowering corporate and personal tax rates and launching stimulative government spending programs designed to improve the national economy or sectors thereof. Agencies of a government, including central banks, may pursue supporting policies that include, but are not limited to, setting lower interest rate targets and buying and selling securities in the public markets. Governments and agencies thereof may also attempt to slow economic growth if the pace of economic growth is perceived to be too great and pose a long-term risk to the economy or a sector thereof. In each instance, the actions taken may be less successful than anticipated or may have unintended adverse consequences. Such a failure or investor perception that such efforts or support are failing could negatively affect securities markets generally, as well as result in higher interest rates, increased market volatility and reduce the value and liquidity of certain securities, including securities held by the Funds.

In addition, governments and agencies thereof may enact additional regulation or engage in deregulation that negatively impacts the general securities markets or a sector thereof. Given the potential broad scope and sweeping nature of some regulatory actions, the potential impact a regulatory action may have on securities held by a Fund may be difficult to determine and may not be fully known for an extended period of time. Accordingly, regulatory actions could adversely affect the Funds.

Changing Fixed-Income Market Conditions. In March 2022 the Board of Governors of the Federal Reserve System (the “Federal Reserve”) began a series of significant interest rate increases in response to sustained high levels of inflation. In addition, in May 2022, the Federal Reserve announced it would begin to reduce the size of its balance sheet, known as quantitative tightening. These announcements followed years of low-interest rate policy in response to the COVID-19 pandemic and the 2008 financial crisis, during which the Federal Reserve kept the federal funds rate to a range of 0-2.5%, and promised unlimited and open-ended quantitative easing,

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including purchases of corporate and municipal government bonds. It is not known for how long the Federal Reserve will raise rates and when they might begin decreasing interest rates again. The Federal Reserve’s policy in response to market conditions, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower a Fund's performance or impair a Fund's ability to achieve its investment objective.

Operational Risk. An investment in the Funds involve operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there is no guarantee that the Funds will not suffer losses due to operational risk.

LIBOR Transition Risk. Certain variable- and floating- rate debt securities that the Funds may invest in are subject to rates that are or were previously tied to the London Interbank Offered Rate (“LIBOR”). LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published, but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of the transition away from LIBOR on the fund or the debt securities or other instruments based on LIBOR in which the Funds invest cannot yet be determined. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or net asset value. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.

Cybersecurity Risk. The Funds and their service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose or compromise confidential, proprietary or private personal information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential, proprietary or private personal information or various other operational disruptions. Successful cybersecurity breaches of a Fund and/or a Fund’s investment adviser, distributor, custodian, the transfer agent or other third-party service providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of confidential, proprietary or private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses, and/or cause reputational damage. The Funds rely on third-party service providers for many of the day-to-day operations and are therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Funds from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

Temporary Defensive Positions. Each Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies. If the Adviser believes a temporary defensive position is warranted in view of market conditions, a Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent a Fund from achieving its investment objective.

Portfolio Turnover. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. A Fund’s portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders. For the fiscal years/periods ended November 30 listed below, the portfolio turnover rates for each Fund were:

	2025	2024
Systematic Opportunities Fund	147%^	8,158%*
Tactical Fund	42%^	795%

*	Given market conditions the Fund rotated assets into and out of positions on a periodic basis and the Fund’s portfolio was traded frequently.
^	Following a period of portfolio repositioning and increased trading, the Fund had a diminished level of trading.

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INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment limitations that may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding voting securities of that Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. See the Prospectus for more information about each Fund’s investment objective and investment strategies, each of which are not fundamental and may be changed without shareholder approval.

FUNDAMENTAL RESTRICTIONS. For each Fund, as a matter of fundamental policy:

1. Borrowing Money. The Fund will not borrow money except as permitted under the 1940 Act. For example, subject to the restrictions of the 1940 Act the Fund may borrow money from banks to meet redemption requests or for extraordinary or emergency purposes.

2. Senior Securities. The Fund will not issue senior securities, except as permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4. Real Estate. The Fund will not directly purchase or sell real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options, forward contracts, or futures contracts, including those relating to indices, or and options on futures contracts or indices, or from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, banker’s acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

7. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government (including its agencies and instrumentalities) or state or municipal governments (and their political subdivisions) or repurchase agreements with respect thereto, or investments in registered investment companies. If, however, the Fund invests in an investment company that concentrates its investment in a particular industry, the Fund will consider such investment to be issued by a member of the industry in which such investment company invests. In addition, if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

With respect to the “fundamental” investment restrictions above, if a percentage limitation or standard is adhered to at the time of investment, a later increase or decrease in percentage or departure from the standard resulting from any change in value or net assets or other factors will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule and are monitored on an ongoing basis.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities. Rule 18f-4 under the 1940 Act permits a fund to enter into “derivatives transactions,” notwithstanding prohibitions on the issuance of senior securities under Section 18 of the 1940 Act, provided the fund complies with the Rule’s conditions. In accordance with Rule 18f-1, a fund may enter into reverse repurchase and similar financing transactions if it either (1) complies with the asset coverage requirements of Section 18 of the 1940 Act or (2) treat such transactions as derivative transactions under Rule 18f-4.

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The 1940 Act permits the Funds to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding).

CALCULATION OF SHARE PRICE

The share price or NAV of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of computing a Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued based on their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean of the closing bid and ask prices on the NYSE or other primary exchange for that day. National Association of Securities Dealers Automated Quotations (“NASDAQ”) listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean of the most recently quoted bid and ask prices as reported by NASDAQ. Securities traded in the OTC market are valued at the last sale price, if available, otherwise at the mean of the most recently quoted bid and ask prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith by the Adviser, as the Funds’ valuation designee, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. Fixed-income securities are normally valued based on prices obtained from independent third-party pricing services, which are generally determined with consideration given to institutional bid and last sale prices and take into account security prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities. Foreign securities are normally valued on the basis of fair valuation prices obtained from independent third-party pricing services, which are generally determined with consideration given to any change in price of the foreign security and any other developments related to the foreign security since the last sale price on the exchange on which such foreign security primarily traded and the close of regular trading on the NYSE. Information provided by one or more pricing services may be utilized in determining the fair value of securities held by the Funds. To the extent the assets of a Fund are invested in other open-end investment companies that are registered under the 1940 Act, and not traded on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of such Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered for sale on a continuous basis. Shares are sold and redeemed at their NAV, as next determined after receipt of the purchase or redemption order in proper form.

The Funds may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its assets.

The Funds reserve the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind”. Redemptions in kind will be made only under extraordinary circumstances and if a Fund deems it advisable for the benefit of its shareholders. An irrevocable election has been filed under Rule 18f-1of the 1940 Act, wherein the Fund has committed to pay redemption in case, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind. A redemption in kind will consist of liquid securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. If a Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities paid as redemption proceeds. In addition, when you sell these securities, you bear the risk that the securities have become less liquid and are difficult to sell. You also will be responsible for any taxes and brokerage charges associated with selling the securities.

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SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund’s transfer agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth or the last business day of the month, or both. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Transfer of Registration. To transfer shares to another owner, send a written request to Q3 All-Season Systematic Opportunities Fund/Q3 All-Season Tactical Fund, c/o Ultimus Fund Solutions, LLC, by regular/express mail at P.O. Box 46707, Cincinnati, Ohio 45246 or by overnight mail at 225 Pictoria Drive, Suite 225, Cincinnati, Ohio 45246. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) if it is for a new account, a completed account application, or if it is an existing account, the account number; (iv) Medallion signature guarantees (See the heading “How to Redeem Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

MANAGEMENT OF THE TRUST

Overall responsibility for management and supervision of each Fund and the Trust rests with the Board. The members of the Board (the “Trustees”) are elected by the Trust’s shareholders or are existing members of the Board as permitted under the 1940 Act and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each Trustee serves for a term of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Trust will be managed by the Board in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, all of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustees and attendance at meetings of the Board. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Included in Appendix A is a table that sets forth the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, length of time served in their position, their principal occupation(s) during the past five years, and any other directorships held by the Trustee. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are Independent Trustees are identified in the table.

Leadership Structure and Qualifications of Trustees.

As noted above, the Board consists of five Trustees, all of whom are Independent Trustees. The Board is responsible for the oversight of the series, or funds, of the Trust. In addition to the Funds, the Trust has other series managed by other investment advisers. The Board has engaged various investment advisers to oversee the day-to-day management of the Trust’s series. The Board is responsible for overseeing these investment advisers and the Trust’s other service providers in the operations of the Trust in accordance with the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board meets at least four times throughout the year. The Board generally meets in person, but may meet by telephone or videoconference as permitted by the 1940 Act. In addition, the Trustees may meet in person or by telephone or videoconference at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management.

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Board Leadership

The Board is led by its Chairperson, Ms. Janine L. Cohen, who is also an Independent Trustee. The Chairperson generally presides at all Board Meetings, facilitates communication and coordination between the Trustees and management, and reviews meeting agendas for the Board and the information provided by management to the Trustees. The Chairperson works closely with Trust counsel and counsel to the Independent Trustees. The Chairperson is also assisted by the Trust’s President, who, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

The Board believes that its leadership structure, including having an Independent Trustee serve as Chairperson and all Trustees as Independent Trustees, is appropriate and in the best interests of the Trust. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees. The Board has established the following standing committees:

15(c) Contract Committee: The 15(c) Contract Committee is responsible for the oversight of the Funds’ 15(c) contract review process. All of the members of the 15(c) Contract Committee are Independent Trustees. Ms. Jacqueline A. Williams is the Chairperson of the 15(c) Contract Committee. The 15(c) Contract Committee met four times during the Funds’ prior fiscal year ended November 30, 2025.

Audit Committee. The principal functions of the Audit Committee are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act; and (iv) to act as a proxy voting committee if called upon under the Trust’s Proxy Voting Policies and Procedures when a matter with respect to which a series of the Trust is entitled to vote presents a conflict between the interest of the series’ shareholders, on the one hand, and those of the series’ investment manager on the other hand. Messrs. Robert E. Morrison, Clifford N. Schireson, and Keith Shintani, and Mses. Janine L. Cohen and Jacqueline A. Williams are the members of the Audit Committee. Mr. Schireson is the Chairperson of the Audit Committee and presides at its meetings. The Audit Committee met five times during the Fund’s prior fiscal year ended November 30, 2025.

Nominations and Governance Committee (the “Governance Committee”): The Governance Committee nominates and selects persons to serve as members of the Board, including Independent Trustees and “interested” Trustees and assists in reviewing the Trust’s governance practices and standards. In selecting and nominating persons to serve as Independent Trustees, the Governance Committee will not consider nominees recommended by shareholders of the Trust unless required by law. Messrs. Morrison, Schireson, and Shintani and Mses. Cohen and Williams are the members of the Governance Committee. Mr. Morrison is the Chairperson of the Governance Committee and presides at its meetings. The Governance Committee met four times during the Fund’s prior fiscal year ended November 30, 2025.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Governance Committee believes contribute to the oversight of the Trust’s affairs. The Board has concluded, based on the recommendation of the Governance Committee, that each Trustee’s experience, qualifications, attributes, or skills on both an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

In addition to the Trustee qualifications listed above, each of the Trustees has additional Trustee qualifications including, among other things, the experience identified in the “Trustees and Executive Officers” table included in Appendix A and as follows:

Independent Trustees

Janine L. Cohen, retired, was an executive at AER Advisors, Inc. (“AER”) from 2004 through her retirement in 2013. Ms. Cohen served as the Chief Financial Officer (“CFO”) from 2004 to 2013 and Chief Compliance Officer (“CCO”) from 2008 to 2013 at AER. During her tenure at AER, she was actively involved in developing financial forecasts, business plans, and SEC registrations. Prior to those roles, Ms. Cohen was a Senior Vice President at State Street Bank. Ms. Cohen has over 30 years of experience in the financial services industry. She holds a B.S. in Accounting and Math from the University of Minnesota and is a Certified Public Accountant. Ms. Cohen has been the Chairperson since October 2019 and a Trustee since January 2016.

Jacqueline A. Williams has served as the Managing Member of Custom Strategy Consulting, LLC since 2017, where she provides consulting services to investment managers. Prior to that, she served as a Managing Director of Global Investment Research for Cambridge Associates, LLC since 2005. Earlier in her career, Ms. Williams served as a Principal at Equinox Capital Management, LLC where she was chairperson of the stock selection committee and the firm’s financial services analyst. Ms. Williams also served as

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an Investment Analyst at IBJ Schroder Bank & Trust Company where she monitored U.S. financial services stocks. Ms. Williams has over 25 years of experience in the investment management industry. Ms. Williams earned an A.B. in Religion from Duke University and a Ph.D. in Religious Studies from Yale University. She has been a Chartered Financial Analyst charter holder since 1990. Ms. Williams has been a Trustee since June 2019.

Clifford N. Schireson, retired, was the founder of Schireson Consulting, LLC, which he launched in 2017, until his retirement in 2021. Prior to that, Mr. Schireson was Director of Institutional Services from 2004 to 2017 at Brandes Investment Partners, LP, an investment advisory firm, where he also was co-head of fixed income and a member of the fixed-income investment committee. From 1998 to 2004, he was a Managing Director at Weiss, Peck & Greer LLC specializing in fixed-income products for both taxable and municipal strategies for institutional clients. Mr. Schireson has over 20 years of experience in the investment management industry, as well as 20 years of experience in the investment banking industry. Mr. Schireson holds an A.B. in Economics from Stanford University and an M.B.A. from Harvard Business School. Mr. Schireson has been a Trustee since June 2019.

Robert E. Morrison serves as a Managing Director at Midwest Trust and FCI Advisors, where he has worked since February 2022. Previously, he was a Senior Vice President at Huntington Private Bank, where he worked from 2014 to 2022. From 2006 to 2014, he served as the CEO, President and Chief Investment Officer of 5 Star Investment Management. Mr. Morrison has a B.S. in Forestry Management from Auburn University and is a graduate of the Personal Financial Planning program of Old Dominion University. Mr. Morrison previously served on the Ultimus Managers Trust Board of Trustees as the Founding Chairman of the Trust in 2012. Mr. Morrison retired from the Board in 2014 as a result of a business conflict that no longer exists. Mr. Morrison has over 32 years of financial services experience, focusing on asset management and wealth management. Mr. Morrison has been a Trustee since June 2019.

Keith Shintani, retired, served as a Senior Vice President of Relationship Management at U.S. Bank Global Fund Services, where he worked from 1998 until June 2022. Previously, Mr. Shintani was Director of Finance at Charles Schwab Investment Management, where he worked from January 1997 through December 1997. From 1993 to 1995, he served as a Manager of Mutual Fund Operations of PIMCO Advisors L.P. From 1989 to 1993, Mr. Shintani served as a Variable Products Manager of Pacific Life Insurance Company. From 1986 to 1989, he served as a Senior Accountant of Deloitte and Touche. Mr. Shintani has a B.S. in Accounting from University of Southern California. Mr. Shintani’s term as a Trustee commenced January, 2024.

References above to the qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Risk Oversight. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Funds, the Board oversees risk through various regular board and committee activities. The Board, directly or through its committees, reviews reports from, among others, the Adviser, the Trust’s CCO, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Funds and the risk management programs of the Adviser, with respect to the Funds’ investments and trading activities, and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Adviser, with respect to the Funds’ investment and trading activities, and other service providers to the Funds. Although the risk management policies of the Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or the Adviser or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Trust’s CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Funds, including the Funds’ investment performance, as well as reports regarding the valuation of the Funds’ securities. The Board also receives quarterly reports from the Funds’ administrator (the “Administrator”), transfer agent (the “Transfer Agent”) and the distributor (“Distributor”) on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of the Funds’ investment advisory agreement (the “Advisory Agreement”), the Board will review information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of the Funds’ Shares. The following table shows each Trustee’s beneficial ownership of shares of each Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2025.

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Dollar Range of Shares owned by Trustee in
Name of Trustee	Q3 All-Season Systematic Opportunities Fund	Q3 All-Season Tactical Fund	Aggregate Dollar Range of Shares of All Funds
Independent Trustees
Janine L. Cohen	None	None	Over $100,000
Jacqueline A. Williams	None	None	None
Clifford N. Schireson	None	None	None
Robert E. Morrison	None	None	None
Keith Shintani	None	None	None

Ownership In Fund Affiliates. As of December 31, 2025, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Distributor or any affiliate of the Adviser or the Distributor.

Trustee Compensation. No director, officer or employee of the Adviser or the Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust. As of January 1, 2026, each Independent Trustee receives a $600 per meeting fee and a $1,300 annual retainer for each series of the Trust, except the Chairperson who receives a $2,140 annual retainer, the Chairperson of the Audit Committee, the Chairperson of the 15(c) Contract Committee, and the Chairperson of the Nominations and Governance Committee, each of whom receives a $1,700 annual retainer for serving as such. From January 1, 2024 until December 31, 2025, each Independent Trustee received a $600 per meeting fee and a $1,300 annual retainer for each series of the Trust, except the Chairperson who received a $2,000 annual retainer, the Chairperson of the Audit Committee and Chairperson of the 15(c) Contracts Committee who received a $1,700 annual retainer for serving as such. The following table provides the amount of compensation payable to each Trustee during the Funds’ fiscal year ended November 30, 2025:

Name of Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds Within the Trust
Independent Trustees
Janine L. Cohen	$13,800	None	None	$143,500
Jacqueline A. Williams	$12,900	None	None	$134,575
Clifford N. Schireson	$12,900	None	None	$134,575
Robert E. Morrison	$11,700	None	None	$122,675
Keith Shintani	$11,700	None	None	$122,675

Principal Holders of Voting Securities. As of March 10, 2026, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting or investment power) less than 1% of the then-outstanding shares of either Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of a Fund:

Name and Address of Record Owner	Percentage Ownership
Q3 All-Season Systematic Opportunities Fund – C Class
LPL Financial/ A/C 1000-0005 4707 Executive Drive San Diego, CA 92121	99.09%

Q3 All-Season Systematic Opportunities Fund – Institutional Class
Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	25.95%
Axos Clearing LLC FBO #249 15950 W Dodge Rd, Suite 300 Omaha, NE 68118	40.89%

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Pershing LLC P.O. Box 2052 New Jersey, NJ 07303	11.48%
LPL Financial/ A/C 1000-0005 4707 Executive Drive San Diego, CA 92121	15.93%

Q3 All-Season Tactical Fund – C Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	24.32%
Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	46.99%
LPL Financial/ A/C 1000-0005 4707 Executive Drive San Diego, CA 92121	24.54%

Q3 All-Season Tactical Fund – Institutional Class
Axos Clearing LLC FBO #249 15950 W Dodge Rd, Suite 300 Omaha, NE 68118	52.05%
Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	35.19%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5.58%

A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting than the vote of other shareholders.

INVESTMENT ADVISER

Q3 Asset Management Corporation, located at 2175 Cole Street, Birmingham, MI 48009, serves as the investment adviser to each Fund pursuant to the Advisory Agreement, dated December 30, 2019, with respect to the Systematic Opportunities Fund and dated December 30, 2019, with respect to the Tactical Fund. The Adviser is co-owned by Bradford Giaimo and Adam Quiring. The Adviser has been registered with the SEC since 2013 and provides investment advisory services to other accounts, including other investment companies.

Subject to each Fund’s investment objective and policies approved by the Board, the Adviser is responsible for providing each Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio.

The Advisory Agreement is effective for periods of one year each, only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the applicable Fund’s outstanding voting securities, provided that the continuance is also approved by a majority of the Independent Trustees. Each Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the applicable Fund. Each Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

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The Systematic Opportunities Fund pays the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 1.00% of its average daily net assets. Under an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has agreed to reduce the Management Fees and to reimburse Fund expenses to the extent necessary to limit Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Systematic Opportunities Fund; Acquired Fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Systematic Opportunities Fund’s business) to an amount not exceeding 2.79% of the C Class shares and 1.79% of the Institutional Class’ shares average daily net assets. Prior to March 31, 2027, the Funds’ Expense Limitation Agreement may be modified or terminated only with the approval of the Board. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Systematic Opportunities Fund for a period of three years after the date on which such fees and expenses were incurred, provided that the repayments do not cause Total Annual Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.

The Tactical Fund pays the Adviser a Management Fee computed at the annual rate of 1.00% of its average daily net assets. Under the same Expense Limitation Agreement, the Adviser has agreed to reduce its Management Fees and to reimburse Fund expenses to the extent necessary to limit Annual Fund Operating Expenses (exclusive brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Tactical Fund; Acquired Fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Tactical Fund’s business) to an amount not exceeding 2.94% of the C Class shares’ and 1.94% of the Institutional Class shares’ average daily net assets. Prior to March 31, 2027, the Expense Limitation Agreement may be modified or terminated only with the approval of the Board. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Tactical Fund for a period of three years after the date on which such fees and expenses were incurred, provided that the repayments do not cause Total Annual Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.

The table below provides the compensation paid to the Adviser by the Funds and Management Fee reductions and expense reimbursements made by the Adviser during the following fiscal periods indicated:

Systematic Opportunities Fund

Fiscal Period/Year Ended November 30,	Management Fees Accrued	Management Fee Reductions (Waivers/Reimbursements)	Net Advisory Fees Received by Adviser
2025	$1,998,335	$0	$1,998,503*
2024	$1,785,319	$168	$1,785,151
2023	$719,237	$53,913	$1,029,154**

*	During the fiscal year ended November 30, 2025, the Adviser recouped $168 of prior years’ management fee reductions and expense reimbursements.
**	During the fiscal year ended November 30, 2023, the Adviser recouped $363,830 of prior years’ management fee reductions and expense reimbursements.

Tactical Fund

Fiscal Period/Year Ended November 30,	Management Fees Accrued	Management Fee Reductions (Waivers/Reimbursements)	Net Advisory Fees Received by Adviser
2025	$373,817	$7,334	$336,483
2024	$520,993	$1,815	$0
2023	$442,099	$0	$442,099

The Adviser manages each Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Board. The Adviser is responsible for investment decisions, and provides each Fund with portfolio managers to execute purchases and sales of securities, and investments. Each Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or a Fund in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

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Portfolio Managers

The Funds are managed by Bruce Greig, CFA and CAIA, Brad Giaimo, and Adam Quiring(the “Portfolio Managers”), who have joint responsibility for the day-to-day implementation of investment strategies for each Fund. All investment related decisions are made by committee.

The Portfolio Managers responsibilities are:

Bruce Greig	All aspects of portfolio management
Brad Giaimo	All aspects of portfolio management
Adam Quiring	All aspects of portfolio management

Other Accounts Managed by Portfolio Managers

In addition to the Funds, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The following table shows the number of, and total assets in, such other accounts as of November 30, 2025.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Bruce C. Greig, CFA, CAIA	Registered Investment Companies	1	$48 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	3,500	$450 million	0	$0
Brad Giaimo	Registered Investment Companies	1	$48 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	3,500	$450 million	0	$0
Adam Quiring	Registered Investment Companies	1	$48 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	3,500	$450 million		$0

Potential Conflicts of Interest

The Portfolio Managers’ management of other pooled investment vehicles and other accounts (the “Other Accounts”) may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the Other Accounts, on the other. A potential conflict of interest may arise where another account has the same investment objective as a Fund, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund, or vice versa. Further differences in the compensation structures of the Adviser with the Other Accounts may give rise to a conflict of interest by creating an incentive for the Portfolio Managers to allocate investment opportunities they believe might be the most profitable to the client accounts where the Adviser might benefit the most from the investment gains. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation

Messrs. Giaimo, Quiring, and Greig are not compensated directly by the Funds. Messrs. Giaimo and Quiring are owners of the Adviser, may draw profits from the Adviser, and therefore may benefit indirectly from the Fund’s performance. Mr. Greig is compensated by the Adviser by salary, bonus and the Adviser’s retirement plan, and is not compensated based on the Funds’ performance.

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Ownership of Fund Shares

The table below shows the value of shares of the Funds beneficially owned by the Portfolio Managers of the Funds as of November 30, 2025 stated as one of the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares of the Systematic Opportunities Fund	Dollar Range of Shares of the Tactical Fund
Bruce Greig	$10,001 – $50,000	$1 – $10,000
Brad Giaimo	$10,001 – $50,000	$10,001 – $50,000
Adam Quiring	over $1,000,000	$10,001 – $50,000

PORTFOLIO TRANSACTIONS

Pursuant to each Advisory Agreement, the Adviser determines, subject to the general supervision of the Board and in accordance with each Fund’s investment objective, policies and restrictions, which securities are to be purchased and sold by the Funds and which brokers are eligible to execute the Funds’ portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the OTC market are generally principal transactions with dealers. With respect to the OTC market, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment consistent with its obligation to seek best execution and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Funds. While the Adviser generally seeks competitive commissions, the Funds may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Although the Adviser does not currently intend on using soft dollars (i.e. the Adviser’s receipt of brokerage and research services from a broker in connection with brokerage transactions for the Funds), consistent with the foregoing, under Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Trust’s principal underwriter.

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The Funds paid the following brokerage commissions during the last three fiscal years/periods:

Fiscal Period Ended November 30	Brokerage Commission Paid By the Systematic Opportunities Fund	Brokerage Commission Paid By the Tactical Fund
2025	$92,703	$6,290
2024	$154,289*	$4,007
2023	$75,463*	$3,750

*	The increase in brokerage commissions is due to an increase in trading.

THE DISTRIBUTOR

The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is compensated for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus.

By its terms, the Distribution Agreement is for periods of one year so long as such renewal and continuance is approved at least annually by (1) the Board or (2) a vote of the majority of the Funds’ outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated at any time, on sixty days’ written notice, without payment of any penalty, by the Trust or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. Under the Distribution Agreement, the Distributor was paid $17,004 by the Q3 All-Season Systematic Opportunities Fund and $12,363 by the Q3 All-Season tactical Fund and/or the Adviser to the Funds in the fiscal year ended November 30, 2025.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, fund accountant (the “Fund Accountant”) and the Transfer Agent to the Funds pursuant to a Master Services Agreement (the “Master Services Agreement”).

As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Adviser under each Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Master Services Agreement, Ultimus may delegate all or any part of its responsibilities thereunder):

●	prepares and assembles reports required to be sent to the Funds’ shareholders and arranges for the printing and dissemination of such reports;

●	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

●	files the Funds’ federal income and excise tax returns and the Funds’ state and local tax returns;

●	assists and advises the Funds regarding compliance with the 1940 Act and with its investment policies and limitations; and

●	makes such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

As Transfer Agent, Ultimus performs the following services in connection with the Funds’ shareholders: maintains records for the Funds’ shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

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Ultimus receives fees from the Funds for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Master Services Agreement.

The Master Services Agreement between the Trust, on behalf of the Fund, and Ultimus, unless otherwise terminated as provided in the Master Services Agreement, are renewed automatically for successive one-year periods.

The Master Services Agreement provides that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Master Services Agreement relate, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

During the fiscal periods listed below, Ultimus received the following fees from each Fund for its services as Administrator, Fund Accountant, and Transfer Agent:

Fiscal Year/Period Ended November 30	Administration	Fund Accounting	Transfer Agent
Systematic Opportunities Fund
2025	$180,632	$61,146	$34,277
2024	$163,771	$51,736	$21,275
2023	$79,493	$38,317	$18,660
Tactical Fund
2025	$47,971	$44,893	$41,132
2024	$57,309	$44,588	$39,361
2023	$44,451	$41,689	$37,320

Custodian

U.S. Bank, N.A. (the “Custodian”), located at 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Funds pursuant to a Custody Agreement. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the Independent Registered Public Accounting Firm for the Funds. Cohen & Company, Ltd. audits the annual financial statements of the Funds. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services and other permissible non-audit services as requested.

Legal Counsel

Sullivan & Worcester, LLP, located at 1666 K Street, NW, Suite 700, Washington, DC 20006, serves as legal counsel to the Trust and the Trust’s Independent Trustees.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Funds pay Ultimus a base fee of $12,000 per annum, plus an asset-based fee computed at an annual rate of 0.01% of the average net assets of the Funds over $100 million. In addition, the Funds reimburse NLCS for its reasonable out-of-pocket expenses related to these compliance services. Under a previous Compliance Consulting Agreement between the Trust and Ultimus, an affiliate of NLCS, the Systematic Opportunities Fund paid Ultimus $21,479 and the Tactical Fund paid Ultimus $12,661 for compliance services for the fiscal year ended November 30, 2024.

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DISTRIBUTION PLAN

The Systemic Opportunities Fund and Tactical Fund have each adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for their respective C Class shares. See the section entitled “Distribution Plan” in the Prospectus for additional information on the specifics of the Plan. As required by Rule 12b-1, the Plan was approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan provides that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The Board will take into account the expenditures for purposes of reviewing operation of the Plan and in connection with their annual consideration of the renewal of the Plan.

Under the Plan, each Fund on behalf of its C Class shares, may annually expend up to 1.00% of the C Class of the respective Fund’s average daily net assets to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made. Under the Plan, the Distributor will only be reimbursed for such expenses actually incurred. Neither Fund participates in any joint distribution activities with other investment companies.

The Plan provides potential benefits to the Funds including, without limitation, improved shareholder services and savings in certain operating expenses. The Plan is also expected to benefit shareholders by providing funds for selling arrangements to assist a Fund to reach and maintain sufficient size to efficiently implement its principal investment strategies and to achieve economies of scale in the Fund’s service provider relationships.

The amount of distribution and services fees incurred by the Funds under the Plan during the last fiscal year is listed below:

Systematic Fund – C Class

Fiscal year ended November 30	Total Distribution and Service Fees	Compensation to Broker-Dealers	Compensation to Distributor	Other Registered Rep Related Fees	Advertising	Printing of Prospectuses for Non-Shareholders
2025	$13,680	$13,680	$0	$0	$0	$0

Tactical Fund – C Class

Fiscal year ended November 30	Total Distribution and Service Fees	Compensation to Broker-Dealers	Compensation to Distributor	Other Registered Rep Related Fees	Advertising	Printing of Prospectuses for Non-Shareholders
2025	$12,922	$12,922	$0	$0	$0	$0
2024	$19,453	$19,453	$0	$0	$0	$0
2023	$23,884	$23,884	$0	$0	$0	$0

GENERAL INFORMATION

Other Payments by the Funds

A Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Fund may pay to financial intermediaries pursuant to the Fund’s distribution plan, if any.

Other Payments by the Adviser

The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with a Fund, their service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

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These additional payments may be made to financial intermediaries that sell Fund shares or provide services to a Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on February 28, 2012. The Declaration of Trust authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to further divide shares of a series into separate classes. Each Fund currently offers two classes: C Class and Institutional Class, which are described in the Prospectus. Additional classes of shares may be created at any time. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Board shall allocate them among any one or more series or classes as the Board, in its sole discretion, deems fair and equitable. Subject to the Declaration of Trust, determinations by the Board as to the allocation of liabilities, and the allocable portion of any general assets, with respect to the Funds and each class of the Funds, are conclusive.

Shares of the Funds, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Funds, will vote together and not separately, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties to the Trust and its holders of beneficial interest. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

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Trust Liability

Under Ohio law, liabilities of the Trust to third persons, including the liabilities of any series, extend to the whole of the trust estate to the extent necessary to discharge such liabilities. However, the Declaration of Trust contains provisions intended to limit the liabilities of each series to the applicable series and the Trustees and officers of the Trust intend that notice of such limitation be given in each contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. There is no guarantee that the foregoing steps will prove effective or that the Trust will be successful in preventing the assets of one series from being available to creditors of another series.

Code of Ethics

The Trust, the Adviser, and the Distributor have each adopted a Code of Ethics (each a “COE”, and, collectively, the “COEs”) that is designed to prevent their respective personnel subject to the COEs from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to the COEs). These COEs permit personnel subject to the COEs to invest in securities, including securities that may be purchased or held by a Fund, but prohibit such personnel from engaging in personal investment activities that compete with or attempt to take advantage of a Fund’s planned portfolio transactions. Each of these parties monitors compliance with its respective COE.

Anti-Money Laundering Program

The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B and Appendix C, respectively. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities during the prior twelve-month period ended June 30th is available without charge upon request by calling 1-855-784-2399, on or through the Fund’s website at www.q3allseasonfunds.com or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure Policy

The Trust has adopted policies with respect to the disclosure of a Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about a Fund’s portfolio to third parties prior to (i) the filing of the information with the SEC in a required filing, or (ii) the day after the information is posted to the Fund’s website. Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund is also required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. Each Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.

As described below, the policies allow for disclosure of non-public portfolio information to third parties if the following criteria are met, as determined by the Trust’s Chief Compliance Officer (the “CCO”): (1) there is a legitimate business purpose for the disclosure; (2) the party receiving the portfolio holdings information is subject to a one or more Conditions of Confidentiality (as defined below); and (3) disclosure is consistent with the antifraud provisions of the federal securities laws and, with respect to disclosure made or directed to be made by the Adviser, the Adviser’s fiduciary duties. “Conditions of Confidentiality” include (1) confidentiality clauses in written agreements, (2) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), or (3) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships).

Under the policies, the Trust, the Fund, the Adviser and any service provider to the Trust are prohibited from receiving compensation or other consideration in connection with disclosing information about a Fund’s portfolio to third parties.

Consistent with these policies, a Fund may include in marketing literature and other communications to shareholders or other parties a full schedule of portfolio holdings, top ten portfolio positions and certain other portfolio characteristics (such as sector or geographic weightings) that have already been made public through the Fund’s website or through an SEC filing, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

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Each Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Adviser, Distributor, Transfer Agent, fund accounting agent, Administrator and Custodian. Each Fund also periodically discloses portfolio holdings information on a confidential basis to other third parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to a Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel or prospective third-party service providers without any time lag.

Below is a table that lists the service provider that currently receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Accountants	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of audited and unaudited Financial Statements	No formal restrictions in place – typesetter or printer would not receive portfolio information until at least 30 days old
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical
N-PORT and N-CEN Vendors	Monthly or Annually	Contractual and Ethical
Pricing and Liquidity Vendors	Daily	Contractual and Ethical

The Funds may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds. In these instances, information about a Fund’s portfolio would generally be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings and other portfolio characteristics available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Adviser, a sub-adviser, nor any of their affiliates receive any portion of this fee.

Upon approval of the CCO, a Fund may also disclose portfolio information pursuant to regulatory request, court order or other legal proceeding.

Except as described above, a Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the CCO. The Adviser must submit any proposed arrangement pursuant to which it intends to disclose a Fund’s portfolio holdings to the CCO, who will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. To the extent that the disclosure of a Fund’s portfolio holdings information creates a conflict between the Fund, on the one hand, and the Fund’s adviser, principal underwriter, and any other affiliated person of the Funds, their investment adviser, or their principal underwriter on the other hand, the CCO shall determine how to resolve the conflict in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made.

To oversee the Disclosure Policy and the Fund Policy, the Trustees consider reports and recommendations by the CCO regarding the adequacy and implementation of the compliance programs of the Trust and its service procedures adopted pursuant to Rule 38a-1 under the 1940 Act. The Trustees reserve the right to amend the Disclosure Policy at any time without prior notice to shareholders in its sole discretion.

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Other Expenses

In addition to the Management Fee and the Tactical Fund’s Plan fees for the C Class, each Fund pays all expenses associate with the Fund not expressly assumed by the Adviser, including, without limitation, the fees and expenses of its independent registered public accounting firm and of its legal counsel; the fees of the Administrator, Distributor, and Transfer Agent; the costs of printing and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, SAIs and supplements thereto; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Trust Contracts

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This SAI and the Prospectus provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this SAI, the Prospectus or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or a Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

BENCHMARK DESCRIPTIONS

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor's desired risk profile. The Dow Jones Moderate Portfolio Index risk level is set to 60% of the Dow Jones Global Stock CMAC Index's downside risk (past 36 months).

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Qualification as a Regulated Investment Company

Each Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, each Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. Each Fund must distribute annually to its shareholders at least 90% of its net investment income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “distribution requirement”). In addition, at least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in section 851(h) of the Code (the “source-of-income test”). Any income derived by a Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

A Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year (the “asset diversification tests”). In general, at least 50% of the value of a Fund’s total assets must be represented by cash, cash items, government securities, securities of

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other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of a Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Treasury Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships.

Each Fund intends to satisfy all of the requirements of the source-of-income test and the asset diversification tests on an ongoing basis for continued qualification as a regulated investment company.

If a Fund fails to meet either the asset diversification test with respect to a taxable quarter or the source-of-income test with respect to a taxable year, the Code provides several remedies, provided certain procedural requirements are met, which will allow the Fund to retain its status as a “regulated investment company”. There is a remedy for failure to satisfy the asset diversification tests, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. In addition, there is a remedy for a de minimis failure of the asset diversification tests, which would require corrective action but no tax. In addition, the Code allows for the remedy of a failure of the source-of-income test, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Such distributions will be taxable to the shareholders as dividends to the extent of such Fund’s current and accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction (“DRD”) in the case of corporate shareholders or (ii) treatment as “qualified dividend income” in the case of noncorporate shareholders, provided in each case that certain holding period and other requirements are met. Failure to qualify as a regulated investment company would have a negative impact on a Fund’s income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

Fund Distributions

Each Fund anticipates distributing substantially all of its net investment income and net tax-exempt interest (if any) for each tax year. Distributions paid to you generally may be characterized as ordinary income. A portion of these distributions may qualify for the DRD when paid to certain corporate shareholders.

Under current tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a DRD for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by a Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent a Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Regulated investment companies that receive qualified REIT dividend income may designate such amounts as Section 199A dividends. Qualified REIT dividend income is the excess of qualified REIT dividends received by the regulated investment company over the amount of the regulated investment company’s deductions that are properly allocable to such income. If the Fund designates a dividend as a Section 199A distribution, it may be treated by shareholders as a qualified REIT dividend that is taxed as ordinary income and for non-corporate taxpayers eligible for the 20% deduction for “qualified business income” under Code section 199A. Generally, only non-corporate shareholders who have held their shares for more than 45 days during the 91-day period beginning on the date which is 45 days prior to the ex-dividend date for such dividend are eligible for such treatment.

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Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each Fund will designate (1) any distribution that constitutes a qualified dividend as qualified dividend income; (2) any tax-exempt distribution as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; (4) any dividend eligible for the corporate dividends received deduction; and (5) any distribution that is comprised of qualified REIT dividend income as a Section 199A dividend as such in a written notice provided to shareholders after the close of the Funds’ taxable year. Shareholders should note that, upon the sale or exchange of a Fund’s shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

Each Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held a Fund’s shares, even if they reduce the NAV of shares below the shareholder’s cost, and thus, in effect, result in a return of a part of the shareholder’s investment.

To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if a Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Each year, shareholders will receive a statement detailing the tax status of any Fund distributions for that year.

A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains.

Excise Tax

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid the imposition of any excise tax liability.

Sale, Exchange, or Repurchase of Shares

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund’s shares. An exchange of shares is treated as a sale and any gain may be subject to tax. An exchange of shares is generally treated as a sale and any gain may be subject to tax. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) shares of the same Fund within 30 days before or after the sale, exchange or repurchase (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.

Shareholders should note that, upon the sale of a Fund’s shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gains dividends received with respect to the shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

The repurchase or transfer of shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholder. On the other hand, shareholders holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

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Tax Treatment of Complex Securities

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the Funds’ ability to qualify as regulated investment companies, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds and may require the Funds to sell securities to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies at a time when the Adviser might not otherwise have chosen to do so.

Certain derivative investment by the Funds, such as exchange-traded products and OTC derivatives, may not produce qualifying income for purposes of the source-of-income test described above, which must be met in order for a Fund to maintain its status as a regulated investment company under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the asset diversification test described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the asset diversification test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the asset diversification test with respect to such derivatives.

For U.S. federal income tax purposes, each Fund is required to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts that are subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement and for avoiding the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

Offsetting positions held by a Fund involving certain derivative instruments, such as options, forward contracts, and futures, as well as its long and short positions in portfolio securities may constitute a “straddle” for U.S. federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 Contracts may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the amount, character, and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 Contracts. The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle. A “qualified covered call option” is generally any option granted by a Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” (4) such option is not granted by an options dealer in connection with his activity of dealing in options, and (5) gain or loss with respect to the option is not ordinary income or loss.

To the extent a Fund writes options that are not Section 1256 Contracts, the amount of the premium received by the Fund for writing such options will generally be entirely short-term capital gain to the Fund if the option is not exercised. In addition, if such an option is closed by a Fund, any gain or loss realized by the Fund as a result of closing the transaction will also generally be short-term capital gain or loss. If such an option is exercised any gain or loss realized by a Fund upon the sale of the underlying security pursuant to such exercise will generally be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

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If a Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

Backup Withholding

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (currently 24%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the IRS for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Foreign Taxes

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on a Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by a Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

State and Local Taxes

Depending upon the extent of a Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. shareholders (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Non-U.S. shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that taxable distributions to them (including any deemed distributions with respect to a repurchase offer) would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate for eligible investors).

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Dividends paid by a Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid IRS Form W-8BEN, or other applicable form, with the applicable Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with such Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). A Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

Under sections 1471 through 1474 of the Code, known as “FATCA”, the Fund is required to withhold U.S. tax at a rate of 30% on payments of taxable dividends and to certain non-U.S. entities that fail to comply (or be deemed compliant) with the extensive reporting and withholding requirements under FATCA designed to inform the U.S. Treasury of certain U.S. owned foreign assets and accounts. Shareholders may be requested to provide additional information to a Fund to enable it to determine whether FATCA withholding is required. The Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Cost Basis Reporting

Mutual funds are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased and/or sold on or after January 1, 2012. In addition to the requirement to report the gross proceeds from the sale of the Funds shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Funds will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of a Fund’s shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Prospective investors should consult with their own tax advisors regarding the application of these provisions to their situation.

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FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended November 30, 2025, including the Financial Highlights appearing in the Prospectus, are incorporated by reference and made a part of this document. You may request a copy of each Fund’s audited and unaudited financial statements at no charge by calling the Fund at 1-855-784-2399 or by visiting the Funds’ website at www.q3allseasonfunds.com.

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APPENDIX A

TRUSTEES AND OFFICERS

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen By Trustee	Directorship(s) of Public Companies Held By Trustee During Past 5 Years
Independent Trustees:
Janine L. Cohen^ Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	27	n/a
Robert E. Morrison^ Year of Birth: 1957	Since 2019	Trustee (2019 to present; and previously 2012 to 2014)	Managing Director at Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	27	n/a
Clifford N. Schireson^ Year of Birth: 1953	Since 2019	Trustee (2019 to present)	Retired; Founder of Schireson Consulting, LLC (2017 to 2022); Director of Institutional Services for Brandes Investment Partners, LP (2004 to 2017)	27	Trustee of Beacon Pointe Multi-Alternative Fund (2024 to present); Trustee of Booster Income Opportunities Fund (2024 to present); and Trustee of 83 Investment Group Income Fund (2024 to present) Trustee of the San Diego City Employees' Retirement System (2019 to 2025)
Jacqueline A. Williams^ Year of Birth: 1954	Since 2019	Trustee (2019 to present)	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	27	n/a
Keith Shintani^ Year of Birth: 1963	Since January 1, 2024	Trustee (January 1, 2024 to present)	Senior Vice President of Relationship Management at U.S. Bank Global Fund Services (1998 to 2022); Director of Finance at Charles Schwab Investment Management (January 1997 to December 1997); Manager of Mutual Fund Operations of PIMCo Advisors L.P. (1993 to 1995); Variable Products Manager of Pacific Life Insurance Company (1989 to 1993); Senior Accountant of Deloitte and Touche. (1986 to 1989)	27	Trustee of the Matrix Advisors Fund Trust (2023 to present)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

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Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years
Todd E. Heim^ Year of Birth: 1967	2014 to present	President (2021 to present) Vice President (2014 to 2021)	Senior Vice President, Relationship Management (2023 to present) and Vice President, Relationship Management (2018 to 2023)
Shannon Thibeaux-Burgess Year of Birth: 1970	2023 to present	Vice President	Senior Vice President, Relationship Management with Ultimus Fund Solutions, LLC (2022 to present); Head of Regulatory Service with J.P. Morgan Chase & Co. (2020 to 2022); Chief Administrative Officer of Fund Administration, Legal of State Street Bank (2013 to 2020)
Daniel D. Bauer^ Year of Birth: 1977	2016 to present	Treasurer (January 2024 to present) Assistant Treasurer (2016 to December 2023)	Vice President of Fund Accounting (2022 to present), Assistant Vice President of Fund Accounting (2020 to 2022), and AVP, Assistant Mutual Fund Controller (2015 to 2020) of Ultimus Fund Solutions, LLC
Angela A. Simmons^ Year of Birth: 1975	2022 to present	Assistant Treasurer	Vice President of Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC
Leo R. Payne Year of Birth: 1966	January 2025 to present	Assistant Treasurer	Assistant Vice President, Financial Administration (2023 to present) of Ultimus Fund Solutions, LLC; Assistant Vice President, Financial Administration (2018 to 2023) of Citi Fund Services, Inc.
Karen Jacoppo-Wood^ Year of Birth: 1966	2023 to present	Secretary	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (2022 to present); Managing Director and Managing Counsel (2019 to 2022) of State Street Bank and Trust Company
Natalie S. Anderson^ Year of Birth:1975	2016 to present	Assistant Secretary	Director of Legal Administration (March 2024 to present); Legal Administration Manager (2016 to March 2024) of Ultimus Fund Solutions, LLC
Jesse Hallee^ Year of Birth: 1976	2023 to present	Assistant Secretary	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (June 2019 to present)
Gweneth K. Gosselink^ Year of Birth: 1955	2020 to present	Chief Compliance Officer	Vice President, Compliance Officer (2023 to present) of Northern Lights Compliance Services, LLC; Assistant Vice President, Compliance Officer at Ultimus Fund Solutions, LLC (2019 to 2023); CCO Consultant at GKG Consulting, LLC (2019 to 2021)
Martin R. Dean^ Year of Birth: 1963	2016 to present	Assistant Chief Compliance Officer (2020 to present) Interim Chief Compliance Officer (2019 to 2020) Assistant Chief Compliance Officer (2016 to 2017)	President of Northern Lights Compliance Services, LLC (February 2023 to present); Senior Vice President, Head of Fund Compliance (2020 to January 2023) and Vice President & Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to 2020)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

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APPENDIX B

ULTIMUS MANAGERS TRUST

PROXY VOTING POLICIES AND PROCEDURES

1.	PURPOSE; DELEGATION

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Ultimus Managers Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) believes that each Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, each Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.	DEFINITIONS

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment advisers to each Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.	POLICY FOR VOTING PROXIES RELATED TO EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES.

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

4.	POLICY FOR VOTING PROXIES RELATED TO OTHER PORTFOLIO SECURITIES

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

5.	CONFLICTS OF INTEREST

The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to

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bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Committee of Independent Trustees (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee on an annual basis.

6.	ROUTINE PROPOSALS

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.	PROXY MANAGER APPROVAL

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.	PROXY VOTING PROCEDURES

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9.	FORM N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

10.	INVESTMENT ADVISERS’ VOTING PROCEDURES

The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that an Investment Adviser’s policies and procedures are consistent with these Policies and Procedures, the Investment Adviser may implement them with respect to voting proxies on behalf of each Fund managed by such Investment Adviser. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Investment Adviser’s policies and procedures.

Securities Lending: If a Fund engages in securities lending, the proxy voting procedures of the Adviser of such Fund will include information on the recall of lent securities for voting purposes. More information can be found in the Securities Lending Procedures of the Trust.

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APPENDIX C

Q3 Asset Management Corporation

Proxy Voting Policy

Q3 does not vote proxies for clients except for when it comes to the mutual funds it manages (The Q3 All-Season Funds). The Adviser’s proxy voting policy is evident in the Form ADV Part 2. Clients are therefore responsible for ensuring that all proxy materials are sent directly to them. In the event Q3 accidentally receives proxy materials, we will notify the sender of the error and forward the materials on to the client with a copy of the error notice given to the sender. Questions pertaining to this matter are to be directed to Brad Giaimo.

In relation to proxy voting for Q3’s mutual funds, the following applies.

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: The Adviser will vote proxies for the mutual funds it manages. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s). The Adviser’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation. Adviser will vote proxies in the best interests of the Funds’ shareholders and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, Adviser’s votes may differ from time to time from the indications noted. In addition, the list may not include all proxies on which Adviser votes. Adviser will also act, in our best judgment, on behalf of our Funds on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

Voting Proxies

1.	All proxies received by the Adviser (to vote on behalf of the Fund) will be provided to the Portfolio Manager(s).

2.	The Portfolio Manager(s) will generally adhere to the following procedures (subject to limited exception):

(a)	A written record of each proxy received by the Adviser will be kept in the Adviser’s files;

(b)	The Portfolio Manager(s) will determine which of the Funds holds the security to which the proxy relates;

(c)	Proposals Specific to Mutual Funds

Adviser serves as investment adviser to certain investment companies under the Ultimus Managers Trust. These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted pursuant to Section 12(d)(1)(F) of the 1940 Act. Accordingly, the following voting instructions will be included in the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.” After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

(d)	Prior to voting any proxies, the Portfolio Manager(s) will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Portfolio Manager(s) will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(e)	If no material conflict is identified pursuant to these procedures, the Portfolio Manager(s) will vote the proxy in accordance with the guidelines set forth below. The Portfolio Manager(s) will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.	As stated above, in evaluating how to vote a proxy, the Portfolio Manager(s) will first determine whether there is a conflict of interest related to the proxy in question. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

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2.	If a conflict is identified and deemed “material” by the Portfolio Manager(s), the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the Fund (which may include utilizing an independent third party to vote such proxies).

3.	With respect to material conflicts, the conflict shall be disclosed to the Fund’s Committee of Independent Trustees (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee

Disclosure of Procedures

A summary of the above proxy voting procedures will be included in Part 2 of the Adviser’s Form ADV and will be updated whenever these policies and procedures are updated.

Form N-PX

The Adviser will provide all proxy votes to the Funds’ administrator for the annual Form N-PX filing.

Record-keeping Requirements

The Portfolio Manager(s) will be responsible for maintaining files relating to the Adviser’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.	A record of each vote that the Adviser casts;

4.	A copy of any document that the Adviser created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and

Proxy Solicitation:

This policy also applies to ERISA qualified accounts. In the event our advice is solicited, the Adviser shall only furnish proxy-voting advice where there is an existing business relationship and we shall not solicit proxies from non-clients. When providing proxy voting advice to clients, we shall abide by the following conditions:

Q3 will disclose any significant relationship with the issuer, its affiliates or a security holder proponent of the matter on which proxy voting advice is given, as well as any material interest of our Adviser in the matter.

We shall receive no special commission or remuneration for furnishing the voting advice from any person other than the security holder recipient thereof, and;

The voting advice will not be furnished on behalf of any person soliciting proxies, or on behalf of a participant in an election contest subject to SEC Rule 14a-11.

Q3 shall not communicate with the press concerning a proxy.

Q3 does not solicit proxies. Deviations from these policies may require Q3 to comply with SEC Proxy Registration Rules

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APPENDIX D

DESCRIPTION OF RATINGS

The Funds may acquire from time to time fixed-income or debt securities as described in the Prospectus and this SAI. The Funds are not restricted with respect to yield, maturity, or credit quality of any fixed-income or debt securities, so that the Funds may purchase fixed-income or debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”). The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

S&P® GLOBAL RATINGS. The following summarizes the highest four ratings used by S&P Global Ratings (“S&P”), a division of S&P Global, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” “C” and “D” are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. An obligation rated “D” is in default or in breach of an imputed promise.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A short-term obligation rated “A-1” is rated in the highest category by S&P and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term municipal notes and indicates a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC. Ratings assigned on Moody’s Investors Service, Inc. (“Moody’s”) global long-term and short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The highest four ratings are deemed to be Investment-Grade Debt Securities by the Adviser:

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Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Ratings

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following short-term ratings:

P-1 – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP – Ratings of Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VIMG) scales discussed below.

MIG Ratings – Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings – For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses obligations with conditional liquidity support.

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For VRDOs, we typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Industrial development bonds in the U.S. where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch Ratings, Inc. (“Fitch”):

National Long-Term Credit Ratings

AAA – “AAA” National Ratings denote the highest rating assigned by Fitch in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.

AA – “AA” National Ratings denote expectations of a very low level of default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A – “A” National Ratings denote expectations of a low level of default risk relative to other issuers or obligations in the same country or monetary union.

BBB – “BBB” National Ratings denote a moderate level of default risk relative to other issuers or obligations in the same country or monetary union.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be Investment-Grade Debt Securities. Securities rated BB denote an elevated default risk relative to other issuers or obligations in the same country or monetary union, and securities rated B denote a significantly elevated level of default risk relative to other issuers or obligations in the same country or monetary union. A rating CCC denotes a very high level of default risk relative to other issuers or obligations in the same country or monetary union, while a rating CC denotes the level of default risk is among the highest relative to other issuers or obligations in the same country or monetary union, and a rating C denotes that a default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include: the issuer has entered into a grace or cure period following non-payment of a material financial obligation, the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; the formal announcement by the issuer of their agent of a distressed debt exchange; and a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. RD ratings indicate an issuer that, in Fitch’s opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and has not otherwise ceased business. This would include the selective payment default on a specific class or currency of debt; the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or execution of a distressed debt exchange on one or more material financial obligations. D ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

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National Short-Term Credit Ratings

F1 – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under Fitch’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2 – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3 – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

Short-term rates B, C, RD, and D by Fitch are considered by the Adviser to be below Investment-Grade Debt Securities. Short-term securities rated C indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. Short-term securities rated RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD ratings are applicable to entity ratings only. Short-term securities rated D indicate a broad-based default event for an entity, or the default of a short-term obligation.

While the foregoing descriptions of the ratings systems used by the Adviser distinguish between Investment-Grade Debt Securities and more speculative debt securities, as stated above the Funds are not limited with respect to the yield, maturity or credit quality of the debt securities in which it invests. Accordingly, each Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

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Q3 All-Season Active Rotation ETF

(QVOY)

Managed by
Q3 Asset Management Corporation

PROSPECTUS

March 30, 2026

For information or assistance in opening an account, please call toll-free 1-888-348-1255.

This Prospectus has information about the Fund that you should know before you invest.
You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc.

SUMMARY SECTION	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Risks	3
Performance Summary	10
Management of the Fund	12
Purchase and Sale of Fund Shares	12
Tax Information	13
Payments to Broker-Dealers and Other Financial Intermediaries	13
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS	13
Investment Objective	13
Principal Investment Strategies	14
Principal Risks of Investing	15
Portfolio Holdings and Disclosure Policy	24
How to Buy and Sell Shares	25
Determination of Net Asset Value	27
Premium/Discount Information	28
Dividends, Distributions and Taxes	28
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND	32
Investment Adviser	32
Portfolio Managers	33
FINANCIAL HIGHLIGHTS	34
DISCLAIMERS	36
FOR MORE INFORMATION	Back Cover

RISK/RETURN SUMMARY:

INVESTMENT OBJECTIVE

The Q3 All-Season Active Rotation ETF (the “Fund”) seeks to achieve long-term growth of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Other Expenses	0.50%
Interest and Dividend Expenses	0.02%
Acquired Fund Fees and Expenses	0.21%
Total Annual Fund Operating Expenses(1)	1.38%
Less Management Fee Reductions and/or Expense Reimbursements(2)	(0.06%)
Total Annual Operating Expenses after Fee Reductions and/or Expense Reimbursements(2)	1.32%

(1)	“Total Annual Fund Operating Expenses” will not correlate to the ratio of the expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses”.
(2)	Q3 Asset Management Corporation (the “Adviser”) has contractually agreed, until March 31, 2027, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; Acquired Fund fees and expenses; and extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.09% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of 3 years after the date on which such fees and expenses were incurred or waived, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to March 31, 2027, this agreement may not be modified or terminated without the approval of the Fund’s Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”); provided, however, this agreement will terminate automatically as to the Fund if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses remains in effect only until March 31, 2027. This example does not include brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$134	$431	$750	$1,652

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in

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a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. This portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions. During the most recent fiscal period, the Fund’s portfolio turnover rate was 674% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest primarily in shares of other investment companies, including exchange-traded funds (“ETFs”), open-end mutual funds, and closed-end funds (collectively, “Portfolio Funds”) across four category “sleeves”: core equity, active equity, bonds, and alternatives.

The Adviser establishes fixed target weightings for each sleeve based on the Adviser’s assessment of risk measures (including, without limitation, standard deviation and maximum loss), which weightings are periodically reviewed and may be changed overtime.

The Adviser selects investments within each sleeve according to the Adviser’s proprietary, rules-based analytical approach for identifying the Portfolio Funds that have exhibited recent relative performance strength. The Adviser measures performance strength by reviewing a Portfolio Fund’s price action over various recent periods generally spanning between one and nine months. Portfolio Funds within each sleeve’s investment universe are then ranked against each other based on their relative performance strength, and the Adviser selects the top-ranked Portfolio Funds within each sleeve’s investment universe for investment by the Fund, with each selected Portfolio Fund within a sleeve weighted equally. The Adviser evaluates the relative strength of eligible investment options on a weekly basis, though positions are generally held for at least 30 days. The Fund will generally hold positions in at least two Portfolio Funds within each sleeve, however the Adviser may determine from time to time to allocate some or all of the active equity, alternative and/or bond sleeve to cash or cash equivalent securities, including short-term debt securities, repurchase agreements and money market mutual fund shares (“Money Market Instruments”) depending on market conditions.

Each sleeve (core equity, active equity bonds, alternatives, bonds) has a separate investable universe of Portfolio Funds selected by the Adviser based on the Adviser’s assessment of factors including a Portfolio Fund’s historic returns, risks, liquidity profile, AUM, and other factors. The investment universe for the core equity sleeve is comprised of equity focused Portfolio Funds that are typically index-based and seek to replicate the performance of traditional equity “style boxes,” such as large/small/mid cap and growth/value. The investment universe for the active equity sleeve is comprised of equity focused Portfolio Funds with actively managed strategies such as smart-beta

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Portfolio Funds and Portfolio Funds that focus on particular sectors or sub-sectors of the economy or that focus on investment in international securities. The investment universe for the bonds sleeve is comprised of fixed-income Portfolio Funds across the fixed income landscape including Portfolio Funds that focus on: municipal securities, international bonds, corporate bonds, Treasury securities, and short-term fixed-income securities. The investment universe for the alternatives sleeve is comprised of Portfolio Funds that focus on asset classes that historically have had low correlation to both the equity and bond markets, including Portfolio Funds that focus on: currencies, commodities, precious metals, real estate (including real estate investment trusts (“REITS”)), and master limited partnerships (“MLPs”).

The Fund will rotate into, and out of positions on a periodic basis, and the Fund’s portfolio is therefore expected to be traded frequently with annual portfolio turnover anticipated to be between 1000-1500%, which will result in increased transaction costs for the Fund and may adversely affect the Fund’s performance.

Because the Fund will invest in the Portfolio Funds that the Adviser identifies as exhibiting relative strength, the Fund, at times, may have increased exposure to certain sectors of the economy when such sector(s) are exhibiting strong performance. During certain market conditions, notably those which the Fund deems to be relatively unattractive for equities the Fund may increase exposure to Portfolio Funds that the Adviser believes will aid in the preservation of capital. This may, at times, result in the Fund’s portfolio holding Portfolio Funds across both equities and fixed-income securities simultaneously. The Fund may indirectly invest in equity securities of all capitalization ranges and in debt securities of all credit qualities.

PRINCIPAL RISKS

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund or ETF investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. The Fund’s exposure to the risks discussed below may be through the Fund’s direct investments or indirect through the Fund’s investments in the underlying Portfolio Funds. An investment in the Fund is not insured or guaranteed by any government agency. The Fund is subject to the following principal risks:

Equity Securities Risk. The prices of equity securities in which the Fund invests indirectly through Portfolio Funds may fluctuate in response to many factors, including, but not limited to, the activities of the individual issuers, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses.

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●	Large-Cap Company Risk. Large-capitalization companies may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Small-Cap and Mid-Cap Company Risk. Investing in small- and mid-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small- and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of small- and mid-cap companies may be more susceptible to market downturns and other events, less liquid, and their prices may be more volatile.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, such as changes in government economic policies, political turmoil, environmental events, trade disputes, and epidemics or other public health issues, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and, therefore, adversely affect the Fund.

Management Risk. Unlike many ETFs that have a passive investment strategy, the Fund is actively managed. The Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.

Quantitative Model Risk. Quantitative models used by the Adviser may not effectively identify distinct market states and may cause the Fund to underperform other investment strategies. Flaws or errors in the Adviser’s quantitative model’s assumptions, design, execution, or data inputs, or changes in historical trends may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.

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Momentum Style Risk. The Adviser employs a “momentum” style of investing for the Fund, which emphasizes investing in securities that have had higher recent price performance compared to other securities. This style of investing is subject to the risk that these securities may be more volatile than a broader cross-section of securities. Momentum can turn quickly, and investments that have previously exhibited price momentum may not continue to do so, may be considered overvalued, and may decline faster than other investments. The Fund may experience losses if momentum stops, reverses or otherwise behaves differently than predicted.

Sector Risk. Because at times the Fund may emphasize investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for funds that do not emphasize investment in particular sectors. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share.

Foreign Securities Risk. The Fund may, directly or indirectly, invest in foreign securities on foreign exchanges or in American Depository Receipts (“ADRs”). Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities are subject to individual country risk, less favorable reporting and disclosure risk, currency exchange risk, greater volatility, and may have higher liquidity risk than U.S.-registered securities.

●	ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities such as individual country, currency exchange, volatility, and liquidity risks.

●	Foreign Currency Risk. The Fund may invest indirectly in foreign securities and therefore be indirectly exposed to foreign currencies. The value of the Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund.

Fund of Funds Structure Risk. Investments in Portfolio Funds (i.e., ETFs and open end and closed end mutual funds) subject the Fund to paying its proportionate share of fees and expenses from those investments. In other words, by investing in the Fund, you will indirectly bear fees and expenses charged by the Portfolio Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to restrictions that may limit the amount of any particular Portfolio Fund that the Fund may own. However, the Fund may invest in Portfolio Funds in accordance with Rule 12d1-4 under

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the 1940 Act, which permits funds to invest in shares of Portfolio Funds beyond the limitations otherwise imposed by the 1940 Act (“Rule 12d1-4”), subject to certain conditions. To the extent the Fund relies on Rule 12d1-4 to invest in Portfolio Funds, the risks described above may be greater than if the Fund limited its investment in Portfolio Funds in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4. The Fund is exposed to the risks associated with the securities and other investments held by its Portfolio Funds. The value of any Portfolio Fund will fluctuate according to the performance of that Portfolio Fund.

ETF Risk. Individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. The price of such shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares.

●	Market Value Risk. The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

●	Tracking Risk. Index-based Portfolio Funds may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, Portfolio Funds may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede a Portfolio Fund’s ability to track its applicable indices or match its performance.

●	Sampling Risk. Index-based Portfolio Funds may utilize a representative sampling approach to track their respective underlying indices. Index-based Portfolio Funds that utilize a representative sampling approach are subject to

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an increased risk of tracking error because the securities selected for the Portfolio Fund in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, a Portfolio Fund will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to a Portfolio Fund could result in a greater decline in NAV than would be the case if the Portfolio Fund held all of the securities in the underlying index.

Fixed-income Securities Risk. The Fund may invest, indirectly through Portfolio Funds, in fixed-income securities, including corporate debt securities, municipal securities and U.S. Government obligations. Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. A debt security’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. There are risks associated with the potential investment of the Fund’s assets in fixed-income securities, which may include credit risk, interest rate risk and maturity risk as described below:

●	Credit Risk. Credit risk is the risk that the issuer or guarantor of a fixed-income security or counterparty to a transaction involving one or more bonds will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security may be reduced. The Fund may be subject to credit risk to the extent that it invests, indirectly through Portfolio Funds, in fixed-income securities that involve a promise by a third party to honor an obligation with respect to the fixed-income security. Securities rated BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

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●	Interest Rate Risk. The price of a bond or a fixed-income security is dependent, in part, upon interest rates. Therefore, the share price and total return of the Fund when investing a significant portion of its assets, indirectly through Portfolio Funds, in fixed-income securities, will vary in response to changes in interest rates. There is the possibility that the value of the Fund’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a more pronounced effect if the Fund holds a significant portion of its assets, indirectly through Portfolio Funds, in fixed-income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed-income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities, indirectly through Portfolio Funds, by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at lower prevailing interest rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities, directly or indirectly by the Fund, can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

●	Maturity Risk. Maturity risk is another factor that can affect the value of the Fund’s fixed-income holdings. Certain Portfolio Funds may not have a limitation policy regarding the length of maturity for their fixed-income holdings. In general, fixed-income obligations with longer maturities have higher yields and a greater sensitivity to changes in interest rates. Conversely, fixed-income obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates.

●	Foreign Fixed-Income Securities. Investing in foreign fixed-income securities has the same risks as investing in foreign securities generally. In addition, foreign corporate bonds are subject to the risks that foreign companies may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the U.S., which may make it more difficult to evaluate the business and/or financial position of the issuer and the value of the bond. Foreign government bonds are also subject to the risks that governmental issuers of fixed-income

8

securities may be unwilling to pay interest and repay principal when due or may require that conditions for payment be renegotiated. Volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S.

Portfolio Turnover Risk. Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of capital gains, including net short-term capital gains, which must generally be distributed to shareholders. Therefore, high portfolio turnover may reduce the Fund’s returns and increase taxable distributions to shareholders.

Real Estate Investment Trust (“REIT”) Risk. REITs are susceptible to real estate risk and their operating expenses are separate from those of the Fund. Therefore, the Fund’s investments in REITs will result in the layering of expenses, which shareholders will indirectly, but proportionally, bear.

Commodity Risk. Exposure to commodities through Portfolio Funds that invest in commodities may subject an investor to greater volatility than investments in traditional securities. The value of such investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Precious Metals Risk. Prices of gold and other precious metal stocks can be extremely volatile and may be directly or indirectly influenced by a variety of global economic, financial and political factors. The prices of gold and other precious metals may experience unusual price movements over short periods of time, which movements typically are not closely tied to the general movements of the stock market. The price of gold and precious metals may be affected by supply and demand, real or perceived inflationary trends and unpredictable monetary policies.

MLP Risk. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition,

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MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Exchange-Traded Risk. Because the Fund’s shares are traded on an exchange, they are subject to additional risks:

●	The Fund’s shares are listed for trading on Cboe BZX Exchange, Inc. (the Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of the Fund’s shares will typically approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy the Fund’s shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

●	Although the Fund’s shares are listed for trading on the Exchange, it is possible that an active trading market may not develop or be maintained.

●	Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s shares may also be halted if 1) the shares are delisted from the Exchange without first being listed on another exchange, or 2) the Exchange officials determine that such action is appropriate in the interest of a fair and orderly market for the protection of investors.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the “How to Buy and Sell Shares” section of this prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the “Purchase and Sale of Fund Shares” section of this prospectus), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of a broad-based securities market index and a secondary index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, will be available by calling 1-888-348-1255 or by visiting www.q3allseasonfunds.com.

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Annual Total Return Year/Period Ended December 31

Calendar Year Returns*

*	The Fund’s year-to-date return through December 31, 2025 was 16.30%.

Quarterly Returns During This Time Period

Highest	10.16%	(quarter ended June 30, 2023)
Lowest	(5.86%)	(quarter ended June 30, 2024)

Average Annual Total Returns for Periods Ended December 31, 2025	One Year	Since Inception (December 6, 2022)
Return Before Taxes	16.30%	11.17%
Return After Taxes on Distributions	12.41%	8.02%
Return After Taxes on Distributions and Sale of Fund Shares	9.79%	7.50%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	21.09%	19.79%
Dow Jones Moderately Aggressive Portfolio Index* (reflects no deduction for fees, expenses or taxes)	16.73%	13.51%

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*	The Dow Jones Moderately Aggressive Portfolio Index is now the Fund’s secondary index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”).

MANAGEMENT OF THE FUND

Q3 Asset Management Corporation is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Bruce Greig, CFA, CAIA	Co-Manager of the Fund since its inception in December 2022	Director of Research
Brad Giaimo	Co-Manager of the Fund since its inception in December 2022	Principal/CCO
Adam Quiring	Co-Manager of the Fund since its inception in December 2022	Principal

PURCHASE AND SALE OF FUND SHARES

The Fund will issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”) and only to Authorized Participants that have entered into agreements with Northern Lights Distributors, LLC (the “Distributor”), the Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Individual shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on the Exchange under the ticker symbol QVOY. Because the shares trade at market prices rather than NAV, shares of the Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable

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to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

An investor may access recent information, including information on the Fund’s net asset value, market price, premiums and discounts and bid-ask spreads, on the Fund’s website at www.q3allseasonfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (“IRA”) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund, the Adviser or their respective related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks to achieve long-term growth of capital. The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Board without shareholder approval unless otherwise provided in this prospectus or in the statement of additional information (“SAI”).

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Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in shares of other investment companies, including exchange-traded funds (“ETFs”), open-end mutual funds, and closed-end funds (collectively, “Portfolio Funds”) across four category “sleeves”: core equity, active equity, bonds, and alternatives.

The Adviser establishes fixed target weightings for each sleeve based on the Adviser’s assessment of risk measures (including, without limitation, standard deviation and maximum loss), which weightings are periodically reviewed and may be changed overtime.

The Adviser selects investments within each sleeve according to the Adviser’s proprietary, rules-based analytical approach for identifying the Portfolio Funds that have exhibited recent relative performance strength. The Adviser measures performance strength by reviewing a Portfolio Fund’s price action over various recent periods generally spanning between one and nine months. Portfolio Funds within each sleeve’s investment universe are then ranked against each other based on their relative performance strength, and the Adviser selects the top-ranked Portfolio Funds within each sleeve’s investment universe for investment by the Fund, with each selected Portfolio Fund within a sleeve weighted equally. The Adviser evaluates the relative strength of eligible investment options on a weekly basis, though positions are generally held for at least 30 days. The Fund will generally hold positions in at least two Portfolio Funds within each sleeve, however the Adviser may determine from time to time to allocate some or all of the active equity, alternative and/or bond sleeve to cash or cash equivalent securities, including short-term debt securities, repurchase agreements and money market mutual fund shares (“Money Market Instruments”) depending on market conditions.

Each sleeve (core equity, active equity bonds, alternatives, bonds) has a separate investable universe of Portfolio Funds selected by the Adviser based on the Adviser’s assessment of factors including a Portfolio Fund’s historic returns, risks, liquidity profile, AUM, and other factors. The investment universe for the core equity sleeve is comprised of equity focused Portfolio Funds that are typically index-based and seek to replicate the performance of traditional equity “style boxes,” such as large/small/mid cap and growth/value. The investment universe for the active equity sleeve is comprised of equity focused Portfolio Funds with actively managed strategies such as smart-beta Portfolio Funds and Portfolio Funds that focus on particular sectors or sub-sectors of the economy or that focus on investment in international securities. The investment universe for the bonds sleeve is comprised of fixed-income Portfolio Funds across the fixed income landscape including Portfolio Funds that focus on: municipal securities, international bonds, corporate bonds, Treasury securities, and short-term fixed-income securities. The investment universe for the alternatives sleeve is comprised of Portfolio

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Funds that focus on asset classes that historically have had low correlation to both the equity and bond markets, including Portfolio Funds that focus on: currencies, commodities, precious metals, real estate (including real estate investment trusts (“REITs”)), and master limited partnerships (“MLPs”).

The Fund will rotate into, and out of positions on a periodic basis, and the Fund’s portfolio is therefore expected to be traded frequently with annual portfolio turnover anticipated to be between 1000-1500%, which will result in increased transaction costs for the Fund and may adversely affect the Fund’s performance.

Because the Fund will invest in the Portfolio Funds that the Adviser identifies as exhibiting relative strength, the Fund, at times, may have increased exposure to certain sectors of the economy when such sector(s) are exhibiting strong performance. During certain market conditions, notably those which the Fund deems to be relatively unattractive for equities the Fund may increase exposure to Portfolio Funds that the Adviser believes will aid in the preservation of capital. This may, at times, result in the Fund’s portfolio holding Portfolio Funds across both equities and fixed-income securities simultaneously. The Fund may indirectly invest in equity securities of all capitalization ranges and in debt securities of all credit qualities.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund or ETF investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. The Fund’s exposure to the risks discussed below may be through the Fund’s direct investments or indirect through the Fund’s investments in Portfolio Funds. An investment in the Fund is not insured or guaranteed by any government agency. The Fund is subject to the following principal risks:

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the “How to Buy and Sell Shares” section of this prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the “Purchase and Sale of Fund Shares” section of this prospectus), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Commodity Risk. Exposure to commodities through Portfolio Funds that invest in commodities may subject an investor to greater volatility than investments in traditional securities. The value of such investments may be affected by changes in overall market

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movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Equity Securities Risk. The prices of equity securities in which the Fund invests indirectly through Portfolio Funds may fluctuate in response to many factors, including, but not limited to, the activities of the individual issuers, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses.

●	Large-Cap Company Risk. Large-capitalization companies may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Small-Cap and Mid-Cap Company Risk. Investing in small- and mid-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small- and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of small- and mid-cap companies may be more susceptible to market downturns and other events, less liquid, and their prices may be more volatile.

Foreign Securities Risk. The Fund may, directly or indirectly, invest in foreign securities on foreign exchanges or in American Depository Receipts (“ADRs”). Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities are subject to individual country risk, less favorable reporting and disclosure risk, currency exchange risk, greater volatility, and may have higher liquidity risk than U.S.-registered securities.

●	ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities such as individual country, currency exchange, volatility, and liquidity risks.

●	Foreign Currency Risk. The Fund may invest indirectly in foreign securities and therefore be indirectly exposed to foreign currencies. The value of the Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund.

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Fund of Funds Structure Risk. Investments in Portfolio Funds subject the Fund to paying its proportionate share of fees and expenses from those investments. In other words, by investing in the Fund, you will indirectly bear fees and expenses charged by the Portfolio Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Under the 1940 Act, the Fund may not acquire shares of a Portfolio Fund if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the Portfolio Fund or the Fund has received an order for exemptive relief from the 3% limitation from the U.S. Securities and Exchange Commission (“SEC”) that is applicable to the Fund or (ii) the Fund is able to rely on other exemptions from the 3% limitation such as Rule 12d1-4 under the 1940 Act, which permits funds to invest in shares of Portfolio Funds beyond the limitations otherwise imposed by the 1940 Act, subject to certain conditions. To the extent the Fund relies on Rule 12d1-4 to invest in Portfolio Funds, the risks described above may be greater than if the Fund limited its investment in Portfolio Funds in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4. The 3% limitation may prevent the Fund from allocating its investments in the manner the Adviser considers optimal or cause the Adviser to select an investment other than that which the Adviser considers optimal.

ETF Risk. Individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. The price of such shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares.

Investments in ETFs are also subject to the following additional risks:

●	Market Value Risk. The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

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●	Tracking Risk. Index-based Portfolio Funds may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, Portfolio Funds may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede a Portfolio Fund’s ability to track its applicable indices or match its performance.

●	Sampling Risk. Index-based Portfolio Funds may utilize a representative sampling approach to track their respective underlying indices. Index-based Portfolio Funds that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the Portfolio Fund in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, a Portfolio Fund will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to a Portfolio Fund could result in a greater decline in NAV than would be the case if the Portfolio Fund held all of the securities in the underlying index.

Fixed-income Securities Risk. The prices of fixed-income securities in which the Fund invests, indirectly through Portfolio Funds, may fluctuate in response to many factors, including changes in interest rates and the creditworthiness of the issuer. A debt security’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. There are risks associated with the potential investment of the Fund’s assets in Portfolio Funds that invest int fixed-income securities, which may include credit risk, interest rate risk and maturity risk as described below:

●	Credit Risk. Credit risk is the risk that the issuer or guarantor of a fixed-income security or counterparty to a transaction involving one or more bonds will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security. The Fund may be subject to credit risk to the extent that it invests, indirectly through Portfolio Funds, in fixed-income securities that involve a promise by a third party to honor an obligation with respect to the fixed-income security. Securities rated BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to

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pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

○	Interest Rate Risk. The price of a fixed-income security is dependent, in part, upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets, indirectly through Portfolio Funds, in fixed-income securities, will vary in response to changes in interest rates. There is the possibility that the value of the Fund’s investment in fixed-income securities may fall because fixed-income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed-income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a more pronounced effect if the Fund holds a significant portion of its assets, indirectly through Portfolio Funds, in fixed-income securities with long-term maturities. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase or decrease interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed-income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also, when interest rates drop, the holdings of mortgage-backed securities, indirectly through Portfolio Funds, by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at lower prevailing interest rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities, indirectly through Portfolio Funds, by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

●	Maturity Risk. Maturity risk is another factor that can affect the value of the Fund’s fixed-income holdings. Certain Portfolio Funds may not have a limitation policy regarding the length of maturity for their fixed-income

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holdings. In general, fixed-income obligations with longer maturities have higher yields and a greater sensitivity to changes in interest rates. Conversely, fixed-income obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates.

●	Foreign Fixed-Income Securities. Investing in foreign fixed-income securities has the same risks as investing in foreign securities generally. In addition, foreign corporate bonds are subject to the risks that foreign companies may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the U.S., which may make it more difficult to evaluate the business and/or financial position of the issuer and the value of the bond. Foreign government bonds are also subject to the risks that governmental issuers of fixed-income securities may be unwilling to pay interest and repay principal when due or may require that conditions for payment be renegotiated. Volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S.

Management Risk. Unlike many ETFs that have a passive investment strategy, the Fund is actively managed. The Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.

Momentum Style Risk. The Adviser employs a “momentum” style of investing for the Fund, which emphasizes investing in securities that have had higher recent price performance compared to other securities. This style of investing is subject to the risk that these securities may be more volatile than a broader cross-section of securities. Momentum can turn quickly, and investments that have previously exhibited price momentum may not continue to do so, may be considered overvalued, and may decline faster than other investments. The Fund may experience losses if momentum stops, reverses or otherwise behaves differently than predicted.

MLP Risk. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer

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protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Precious Metals Risk. Prices of gold and other precious metal stocks can be extremely volatile and may be directly or indirectly influenced by a variety of global economic, financial and political factors. The prices of gold and other precious metals may experience unusual price movements over short periods of time, which movements typically are not closely tied to the general movements of the stock market. The price of gold and precious metals may be affected by supply and demand, real or perceived inflationary trends and unpredictable monetary policies.

Quantitative Model Risk. The Adviser expects to use investment techniques that incorporate, or rely upon, quantitative models. Quantitative models used by the Adviser may not effectively identify purchases and sales of Fund investments or distinct market states and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon the model’s accurate reflection of market conditions, with proper adjustments as market conditions change over time. Changes in historical trends incorporated into the model’s assumptions may adversely affect Fund performance. Adjustments, or lack of adjustments, to the models, including as conditions change, as well as any errors or imperfections in the models, could adversely affect Fund performance. Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Effective execution may depend, in part, upon subjective selection and application of factors and data inputs used by the quantitative model. Discretion may be used by the Adviser when determining the data collected and incorporated into a quantitative model. Shareholders should be aware that there is no guarantee that any specific data or type of data can or will be used in a quantitative model. The Adviser may also use discretion when interpreting and applying the results of a quantitative model, including emphasizing, discounting or disregarding its outputs. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.

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Exchange-Traded Risk. Because the Fund’s shares are traded on an exchange, they are subject to additional risks:

●	Fluctuation of Net Asset Value Risk. While the Fund’s shares are listed on the Exchange and are bought and sold on the secondary market at market price, NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

●	Market Trading Risk. The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for shares. The NAV of shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Fund cannot predict whether shares will trade below, at or above their NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to shares trading at a premium or discount to the Fund’s NAV. However, because shares can be created and redeemed in Creation Units at NAV, the Adviser believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term. While the creation-redemption feature is designed to make it more likely that the Fund’s shares normally will trade on the Exchange at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.

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●	Absence of Prior Active Market. While the Fund’s shares are listed on an Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The Distributor does not maintain a secondary market in shares.

●	Trading Issues. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity and company closings and product cutbacks, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and therefore adversely affect the Fund.

Portfolio Turnover Risk. Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of capital gains, including net short-term capital gains, which must generally be distributed to shareholders. Therefore, high portfolio turnover may reduce the Fund’s returns and increase taxable distributions to shareholders.

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Real Estate Investment Trust (“REIT”) Risk. REITs are susceptible to real estate risk and their operating expenses are separate from those of the Fund. Therefore, the Fund’s investments in REITs will result in the layering of expenses, which shareholders will indirectly, but proportionally, bear. REITs may include investment in varying commercial and residential real estate holdings.

Sector Risk. At times the Fund may emphasizes investment in one or more sectors, and as a result the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for funds that do not emphasize investment in particular sectors. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share.

Temporary Defensive Positions. The Fund may in unusual circumstances take temporary defensive positions that are inconsistent with its principal investment strategies. If the Adviser believes a temporary defensive position is warranted in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

In addition to the strategies and risks described above, the Fund may invest in other types of securities whose risks are described below and/or in the Fund’s SAI.

Portfolio Holdings and Disclosure Policy

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

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Account Information

HOW TO BUY AND SELL SHARES

Only certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Fund’s Distributor (“Authorized Participants” or “APs”) may acquire shares directly from the Fund and tender their shares for redemption directly to the Fund. Such purchases and redemptions are made at NAV per share and only in large blocks, or Creation Units, of shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

A creation transaction, which is subject to acceptance by the Fund’s Distributor and the Fund, generally takes place when an AP deposits into the Fund a designated portfolio of securities (“Deposit Securities”) (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. The composition of such portfolio generally corresponds pro rata to the holdings of the Fund. However, the Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the AP agreement.

The Fund charges APs standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the AP on the day such AP creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the AP on the applicable business day. Similarly, the standard redemption transaction fee is charged to the AP on the day such AP redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the AP on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to cash transactions (which may, in certain instances, be based on a good faith estimate of transaction costs).

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The Transaction Fees for the Fund are listed in the table below.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$200	200 basis points (2.0)%

*	As a percentage of the amount invested.

The Fund reserves the right to make redemptions of shares for cash.

Shares of the Fund are listed for trading on the Exchange under the symbol QVOY. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

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Share Trading Prices

The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases And Redemptions Of Fund Shares

The Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in the Fund’s shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s shares.

Investments by Other Investment Companies

Rule 12d1-4 allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Fund expects to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.

Determination of Net Asset Value

Ultimus Fund Solutions, LLC, the Fund’s administrator, calculates the Fund’s NAV at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends

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and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund generally values its portfolio securities at its current market values determined based on available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith by the Adviser, as the Fund’s valuation designee, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV are based on the consideration by the Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of the Fund are invested in other registered investment companies that are not listed on an exchange the Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Premium/Discount Information

Most investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices and the Fund’s shares will trade at market prices. The market price of shares of the Fund may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.

Information regarding how often the shares of the Fund traded at a price above (at a premium to) or below (at a discount to) the NAV of the Fund during the past four calendar quarters, can be found at www.q3allseasonfunds.com.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid annually by the Fund. The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

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Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. As with any investment, you should consider how your investment in shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

●	the Fund makes distributions,

●	you sell your shares listed on the Exchange, and

●	you purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly by the Fund. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

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Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

By law, the Fund is required to withhold 24% of your distributions and redemption proceeds if you have not provided the Fund with a correct social security number or other taxpayer identification number and in certain other situations, including when you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

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If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the IRS.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Shareholders that are not “U.S. persons” within the meaning of the Code should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of U.S. tax rules and tax rules of other applicable jurisdictions to their investment in the Fund. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

The Investment Adviser

Q3 Asset Management Corporation, with a principal address of 2175 Cole Street, Birmingham, MI 48009, serves as the investment adviser to the Fund. Pursuant to the Investment Advisory Agreement with the Funds (the “Advisory Agreement”), the Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Adviser has been registered with the U.S. Securities and Exchange Commission (“SEC”) since 2013 and also provides investment advisory services to other accounts, including other registered investment companies.

For its services, the Fund pays the Adviser a monthly investment advisory fee (a “Management Fee”) computed at the annual rate of 0.65% of its average daily net assets. The Adviser has contractually agreed under an expense limitation agreement (the “Expense Limitation Agreement”), until March 31, 2027, to reduce its investment advisory fees and to reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses of the Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; Acquired Fund Fees and Expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to 1.09% of average daily net assets of the Fund’s shares. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three (3) years after such the date on which fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may be terminated by the Adviser or the Board, without approval by the other party, at the end of the current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically if the Fund’s Advisory Agreement with the Adviser is terminated. For the fiscal year ended November 30, 2025, the net aggregate Management Fee paid to the Adviser by the Fund as a percentage of the average net assets was 0.65%.

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A discussion of the factors considered by the Board in its approval of the Fund’s Advisory Agreement with the Adviser, including the Board’s conclusions with respect thereto, is available in the Fund’s Annual Report to shareholders for the fiscal year ended November 30, 2025. You may obtain a copy of the Annual Report free of charge, upon request to the Fund.

Portfolio Managers

The following individuals have primary responsibility for day-to-day management of the Fund’s portfolios since the Fund’s inception.

Bruce Greig is a co-portfolio manager of the Fund. Mr. Greig joined the Adviser in 2015, and serves as its Director of Research. Prior to joining the Adviser, Mr. Greig was the Vice President-Asset Management for CIG Capital Advisors. Mr. Greig earned a Bachelor’s of Science (Mathematics) degree from The University of Michigan and a Masters in Business Administration from the Ross School of Business at the University of Michigan.

Brad Giaimo is a co-portfolio manager of the Fund. Mr. Giaimo formed the Adviser in 2006, and serves as one of the firm’s principals and as its Chief Compliance Officer. Mr. Giaimo earned a Bachelor’s of Arts from The University of Hartford and worked 11 years on the New York Cotton Exchange as an independent floor trader.

Adam Quiring is a co-portfolio manager of the Fund. Mr. Quiring joined the Adviser in 2009, and serves as one of the firm’s principals. Mr. Quiring earned a Bachelor’s of Science (Business) degree from Northern Michigan University.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of shares of the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years that ended November 30, 2025 and November 30, 2024, and the fiscal period that ended November 30, 2023, has been audited by the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, may be obtained at no charge by calling the Fund at 1-888-348-1255 or by visiting the Fund’s website at www.q3allseasonfunds.com.

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Q3 ALL-SEASON ACTIVE ROTATION ETF

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year Ended November 30, 2025		Year Ended November 30, 2024		Period Ended November 30, 2023(a)
Net asset value at beginning of period	$28.83		$27.67		$25.00

Income from investment operations:
Net investment income(b)(c)	0.14		0.18		0.10
Net realized and unrealized gains on investments	2.62		2.63		2.68
Total from investment operations	2.76		2.81		2.78

Less distributions to shareholders from:
Net investment income	(0.16)		(0.05)		(0.11)
Net realized gains	(2.59)		(1.60)		-
Total distributions from shareholders	(2.75)		(1.65)		(0.11)

Net asset value at end of period	$28.84		$28.83		$27.67
Market price at end of period	$28.83		$28.81		$27.67

Total return(d)	10.71%		10.42%		11.19	%(e)
Total return at market(f)	10.76%		10.34%		11.19	%(e)

Net assets at end of period (000's)	$51,053		$63,717		$71,659

Ratios/supplementary data:
Ratio of total expenses to average net assets(g)	1.17	%(h)	0.96	%(h)	1.08	%(h)(i)
Ratio of net expenses to average net assets(g)(j)	1.11	%(h)	0.96	%(h)	1.08	%(h)(i)
Ratio of net investment income to average net assets(c)(g)(j)	0.52%		0.64%		0.39	%(i)
Portfolio turnover rate(k)	674%		653%		581	%(e)

(a)	Represents the period from the commencement of operations (December 6, 2022) through November 30, 2023.
(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Not annualized.
(f)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe BZX) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(g)	The ratios of expense and net investment income to average net assets do not reflect the Fund's proportionate share of expenses of the underlying investment companies in which the Fund invests.
(h)	Includes 0.02%, 0.02%, and 0.03%(i) of borrowing costs, for the periods ended November 30, 2025, 2024, and 2023, respectively.
(i)	Annualized.
(j)	Ratio was determined after fee reductions.
(k)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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Disclaimers

Shares of the Fund are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

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FOR ADDITIONAL INFORMATION

Additional information about the Fund is included in the SAI, which is incorporated by reference in its entirety.

Additional information about the Fund’s investments is available in the Fund’s audited and unaudited Financial Statements and in Form N-CSR. In the Fund’s audited Financial Statements, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the audited and unaudited Financial Statements or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free:

1-888-348-1255

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.q3allseasonfunds.com or upon written request to:

By Regular/Express Mail:

Q3 All-Season Active Rotation ETF

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707
Cincinnati, Ohio 45246

By Overnight Mail:

Q3 All-Season Active Rotation ETF
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

The Fund’s website will also provide information about the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads.

Only one copy of a Prospectus or audited or unaudited Financial Statements will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may, of course, request an additional copy of a Prospectus or audited or unaudited Financial Statements at any time by calling or writing the Fund or by downloading free of charge at www.q3allseasonfunds.com. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-2268

Q3 All-Season Active Rotation ETF

Ticker Symbol: (QVOY)

Listed and traded on: Cboe BZX Exchange, Inc.

a series of

ULTIMUS MANAGERS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2026

This Statement of Additional Information (“SAI”) should be read in conjunction with the Prospectus for the Q3 All-Season Active Rotation ETF (a “Fund”) dated March 30, 2026, which may be supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained without charge, upon request, by writing the Fund via regular or express mail at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio, 45246, via overnight mail at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-888-348-1255 or by visiting the Fund’s website at www.q3allseasonfunds.com.

HOW TO BUY AND SELL SHARES	1
ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS	8
INVESTMENT RESTRICTIONS	20
MANAGEMENT OF THE TRUST	21
INVESTMENT ADVISER	25
PORTFOLIO TRANSACTIONS	28
THE DISTRIBUTOR	29
OTHER SERVICE PROVIDERS	29
GENERAL INFORMATION	30
BENCHMARK DESCRIPTION	34
ADDITIONAL TAX INFORMATION	35
FINANCIAL STATEMENTS	39
APPENDIX A	40
APPENDIX B	42
APPENDIX C	44
APPENDIX D	47

STATEMENT OF ADDITIONAL INFORMATION

The Q3 All-Season Active Rotation ETF (the “Fund”) is a series of Ultimus Managers Trust (the “Trust”), an open-end management investment company. The Fund is a diversified series of the Trust. The Trust is an unincorporated business trust that was organized under Ohio law on February 28, 2012. The Fund’s investments are managed by Q3 Asset Management Corporation (the “Adviser”). For further information on the Fund, please call 1-888-348-1255.

The Fund issues and redeems shares solely to certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”) on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units generally are issued in exchange for a basket of securities (“Deposit Securities”), together with the deposit of a specified cash payment (“Balancing Amount”). Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of shares.

Shares are listed and traded on Cboe BZX Exchange, Inc. (the “Exchange”). Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Other than Authorized Participants, investors will not be able to purchase or redeem shares directly with or from the Fund. Instead, most investors will buy and sell shares in the secondary market through a broker.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board of Trustees of the Trust (the “Board”). Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. The Fund currently offers only one class of shares. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase and sale of shares of the Fund, see “How to Buy and Sell Shares” in the Fund’s Prospectus and in this SAI. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and in this SAI.

The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized investment company statistical services. The Fund’s annual report contains additional performance information and will be made available to investors upon request and without charge.

HOW TO BUY AND SELL SHARES

Creation Units

The Fund will issue and redeem shares at NAV only in aggregations of large blocks of shares or Creation Units and only to Authorized Participants. In order to be an Authorized Participant the firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in Deposit Trust Company (“DTC”) with access to the DTC system (“DTC Participant”), and the firm must execute an agreement (“Participant Agreement”) with Northern Lights Distributors, LLC, the Fund’s distributor (the “Distributor”) that governs transactions in the Fund’s Creation Units.

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The Fund sells and redeems Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any day on which the Exchange is open for business. The Exchange is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund will issue and redeem Creation Units principally in exchange for an in-kind deposit of Deposit Securities, together with the deposit of a Cash Component, plus a transaction fee. The Fund is listed on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of the Fund, a share split, reverse split or the like, the Trust may revise the number of shares in a Creation Unit.

The Fund reserves the right to offer creations and redemptions of shares for cash.

Exchange Listing and Trading

Shares of the Fund are available to the public on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of the Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund are listed in the table below.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$250	200 basis points (2.0)%

*	As a percentage of the amount invested.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go

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through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Portfolio Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the Deposit Securities and a Cash Component. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each day the Exchange is open for business (“Business Day”), prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable to purchases of Creation Units until the next announcement of Deposit Securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. The Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. The Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu are considered to be “Custom Orders.”

Purchase Orders and Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order in proper form to the Distributor or its agent no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation

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order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash -in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, Fund or the Adviser, have an adverse effect on the Trust, Fund or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Fund’s Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

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Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. Except as otherwise provided, the delivery of Creation Units will generally occur no later than T+1.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

The Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing Deposit Securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) Deposit Securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing Deposit Securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

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If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption

Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it has ascertained or has reasonable grounds to believe that as of the time of the contractual settlement date, that (i) it or its customer, as the case may be, owns, will own or have the authority and right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to the Fund on the contractual settlement date. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

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Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+1. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

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ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment programs will be successful. Investors should carefully review the descriptions of the Fund’s investments and associated risks described in the Prospectus and this SAI. No investment in shares of the Fund should be made without first reading the Prospectus. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

General Investment Risks. Prices of securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock or bond market may produce a decline in prices for all such securities, which could also result in losses to the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of all types of securities, including securities held by the Fund, can decline.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

As shown with the novel coronavirus disease (COVID-19), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. The impact of COVID-19 caused significant volatility and declines in global financial markets, including the U.S. financial markets. Further, COVID-19 led to production cutbacks for many companies and coupled with changes in consumer spending fueled by government stimulus, created a supply/demand imbalance and resulted in higher prices and inflation, the result of which can affect a company’s financial condition and ability to manufacture and sell its products. Likewise, the Russian invasion of Ukraine in early 2022 has caused increased volatility in various financial markets. The conflict has resulted in economic sanctions against Russia from both government entities and corporations and banking entities. The extent of the effects this will have throughout the world is impossible to predict, but this military action has already resulted in supply chain disruptions and increased trading costs.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund.

Equity Securities. The Fund may invest, directly or indirectly, in common stock traded on domestic securities exchanges or over-the-counter (“OTC”) markets. In addition, the Fund may invest in, depositary receipts evidencing ownership in foreign common stocks, preferred stocks, securities convertible into common stocks and securities that carry the right to buy common stocks, traded on domestic exchanges or OTC markets. The prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.

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Common Stock. Prices of common stock may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose stock the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all stocks, which may also result in losses for the Fund. Market declines may continue for any indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks, including common stocks held by the Fund, will likely decline.

Preferred Stock. The Fund may invest, directly or indirectly, in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect the price of preferred stock. Like common stocks, the value of preferred stock may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and industry-specific changes.

Convertible Securities. In addition to common and preferred stocks, the Fund may invest, directly or indirectly, in securities convertible into common stock such as convertible bonds, convertible preferred stocks, and warrants. Convertible bonds are fixed-income securities that may be converted at a stated price within a specified period into a certain quantity of the common stock of the same or a different issuer. Convertible bonds are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also provides the investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock. Like other debt securities, the value of a convertible bond tends to vary inversely with the level of interest rates. However, to the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible bond will be increasingly influenced by its conversion value (the security’s worth, at market value, if converted into the underlying common stock). Although to a lesser extent than with fixed-income securities, the market value of convertible bonds tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible bonds tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

U.S. Government Obligations. The Fund may invest, directly or indirectly, in U.S. Government Obligations. “U.S. Government Obligations” include securities, which are issued or guaranteed by the U.S. Department of the Treasury (“U.S. Treasury”), by various agencies of the U.S. government, and by various instrumentalities, which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Agencies and instrumentalities established by the U.S. government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government Obligations not backed by the full faith and credit of the U.S. government,

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the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government Obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Any guarantee of the U.S. government will not extend to the yield or value of the Fund’s shares.

Corporate and Municipal Debt Securities. The Fund may invest, directly or indirectly, in corporate or municipal debt securities. Corporate and municipal debt securities purchased by the Fund may be of any credit quality, maturity or yield.

Investment Grade Debt Securities. The Fund may invest, directly or indirectly, in “investment grade” securities (those rated at least Baa by Moody’s Investor Service, Inc. (“Moody’s”), BBB- by S&P’s Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Adviser’s opinion). Descriptions of the quality ratings of Moody’s, S&P, and Fitch are included as Appendix D to this SAI. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

High-Yield Debt Securities or Junk Bonds. The Fund may invest, directly or indirectly, in debt securities that are lower-rated debt securities or, if not rated, of equivalent quality in the Adviser’s opinion, including, without limitation, “junk” bonds whose ratings are below investment grade. Debt securities rated Baa by Moody’s or BBB- by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt securities rated lower than Baa3 by Moody’s or lower than BBB- by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal and greater market fluctuations than higher-rated debt securities. Lower-rated debt securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated debt securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. These risks can reduce the value of the Fund’s shares and the income it earns. Lower-rated securities carry a greater risk of default than investment grade securities.

Private Activity Bonds. The Fund may invest, directly or indirectly, in private activity bonds. The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. The Fund’s distributions of any interest each earns on municipal obligations will be taxable to shareholders as ordinary income. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. The obligations of issuers may become subject to laws enacted in the future by Congress, state legislatures, or local governments of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Mortgage-Backed Securities. The Fund may invest, directly or indirectly, in mortgage-backed securities, which may or may not be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by private entities or various governmental and government-related entities. The value of some mortgage-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Prepayment risk is a major risk of mortgage-backed securities.

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Mortgage Pass-Through Certificates. The Fund may invest, directly or indirectly, in obligations of GNMA, FNMA, and FHLMC which include direct pass through certificates representing undivided ownership interests in pools of mortgages. The Fund may invest in such certificates, which are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Collateralized Mortgage Obligations. The Fund may invest, directly or indirectly, in Collateralized Mortgage Obligations (“CMOs”). CMOs are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect the Fund’s share price. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Fund.

Other Mortgage Related Securities. In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest, directly or indirectly, in other mortgage derivative products. In addition to the prepayment risks described above, rapidly rising interest rates could cause prepayments of mortgages to occur at a slower rate than expected, and the expected maturity of short or medium term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the share price of the Fund to fluctuate more and to fall. Governmental, government-related, and private entities may create other mortgage-related securities offering mortgage pass through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage-related securities are developed and offered to the investment community, the Fund may consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. In addition to CMOs, the Fund may invest, directly or indirectly, in other asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset backed securities. The Fund may invest in other asset backed securities (e.g., equipment trust certificates), including those that may be developed in the future.

Equipment Trust Certificates. The Fund may invest, directly or indirectly, in equipment trust certificates which are a type of asset-backed security that represents undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. The debt issue is secured by the equipment or physical assets, as the title for the equipment is held in trust for the holders of the issue. Equipment trust certificates are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue.

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Variable and Floating Rate Securities. The Fund may invest, directly or indirectly, in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark a reference rate such as 3-, 6-, or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur. Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price, and have adverse effects on the value of the floating rate securities.

Foreign Securities. Foreign securities are generally securities of issuers that are tied economically to countries outside of the U.S. The Fund may invest, directly or indirectly, in securities of foreign issuers that trade directly on U.S. and foreign stock exchanges or in the form of American Depositary Receipts (“ADRs”). ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs, in registered form, are designed for use in the U.S. securities markets. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. Investments in ADRs are subject to risks similar to those associated with direct investments in foreign securities.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates, exchange control regulations, and capital controls. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may trade with less frequency and volume than domestic securities and therefore may exhibit less liquidity and greater price volatility than securities of U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Changes in foreign exchange rates will affect the value of those securities, which are denominated or quoted in currencies other than the U.S. dollar. Therefore, to the extent the Fund invests in a foreign security, which are denominated or quoted in a currency other than the U.S. dollar, there is a risk that the value of such security will decrease due to changes in the relative value of the U.S. dollar and the securities underlying foreign currency. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, generally higher commission rates on foreign portfolio transactions, and transaction costs of foreign currency conversions. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), limits on proxy voting and difficulty in enforcing legal rights outside the U.S. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Foreign Fixed-Income Securities. The Fund may invest, directly or indirectly, in non-U.S. based fixed-income securities. Investing in foreign fixed-income securities generally has the same risks as investing in foreign securities generally. In addition, foreign corporate bonds are subject to the risks that foreign companies may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the U.S., which may make it more difficult to evaluate the business and/or financial position of the issuer and the value of the bond. Foreign government bonds are also subject to the risks that governmental issuers of fixed-income securities may be unwilling to pay interest and repay principal when due or may require that conditions for payment be renegotiated.

Investments in Emerging Markets. The Fund may invest, directly or indirectly, in emerging market fixed-income securities. Emerging market countries may include, among others, countries in Asia, Latin, Central and South America, Eastern Europe, the Middle East and Africa. In addition to the general risk of investing in foreign securities and foreign fixed-income securities described above, investing in emerging markets can involve greater and more unique risks than those associated with investing in more developed markets. The securities markets of emerging countries are generally small, less developed, less liquid, and more volatile than securities markets of the U.S. and other developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties. Emerging market

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economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments. The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems in more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment. As a result of these various risks, investments in emerging markets are considered to be speculative and may be highly volatile.

Investment Companies. The Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds, and ETFs. Generally, under Section 12(d)(1) of the 1940 Act, the Fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of another investment company’s outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. Under certain statutory and regulatory exemptions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The Fund may rely upon any applicable statutory or regulatory exemptions in investing in other investment companies. The Fund generally expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the investment adviser waives its management fee in an amount necessary to offset any sales charge or service fee. The Fund generally expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would exceed the 3% Limitation. To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal. Also, under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of investment company shares held by the Fund in reliance on Section 12(d)(1)(F), the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities. Investments in other investment companies subjects the Fund to additional operating and management fees and expenses. For example, Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.

The Fund may also rely on Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) which allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Fund expects to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.

Exchange Traded Funds (“ETFs”). The Fund may invest in shares of ETFs and other similar instruments. An ETF is typically an investment company registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or market sector. Alternatively, ETFs may be actively managed pursuant to a particular investment strategy, similar to other non-index based investment companies. ETFs are traded on a securities exchange based on their market value. In addition, ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day. ETFs are traded on a securities exchange based on their market value.

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Instruments the Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific “baskets” of securities of companies within a particular industry sector or group. These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs, are not registered as investment companies under the 1940 Act. Such securities may also be exchange traded, but because they are not investment companies, they are not subject to the percentage investment limitations imposed by the 1940 Act.

An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of securities prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional registered investment companies: (1) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (4) ETF shares may be delisted from the exchange on which they trade; and (5) activation of “circuit breakers” by the exchange (which are tied to large decreases in stock prices) may halt trading of the ETF’s shares temporarily. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund will pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions. As with traditional investment companies, ETFs charge asset-based fees, although these fees tend to be relatively low as compared to other types of investment companies. ETFs do not charge initial sales loads or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

While the creation and redemption of creation units helps an ETF maintain a market value close to NAV, the market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risk that the Fund receives less than NAV when selling an ETF).

As discussed above under the section entitled “Investment Companies”, there are certain limitations on the Fund’s ability to acquire shares of other investment companies, including ETFs; however, the Fund expects to rely upon applicable statutory regulatory exemptions to these limitations in investing in ETFs to the extent allowed and necessary.

Inverse ETF Risk. The Fund may invest in inverse ETFs. Inverse ETFs involve additional risks and considerations not present in traditional ETFs. Typically, shares of an index-based ETF are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), shares are expected to increase in value as the value of the underlying benchmark decreases, similar to holding short positions in the underlying benchmark.

Inverse ETFs “reset” over short periods of time, meaning they are designed to deliver their stated returns only for the length of their reset periods (typically daily), and are not designed to deliver their returns intraday or over periods longer than the stated reset period. Because of the structure of these products, their rebalancing methodologies and the math of compounding, holding the ETFs beyond the reset period can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets. Further, inverse ETFs may have lower trading volumes or may be less tax efficient than traditional ETFs and may be subject to additional regulation. To the extent that inverse ETFs invest in derivatives, investments in such ETFs will be subject to the risks of investments in derivatives. For these reasons, inverse ETFs are typically considered to be riskier investments than traditional ETFs.

Zero Coupon Securities. The Fund may invest, directly or indirectly, in zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Zero coupon securities are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. One must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero-coupon security. A zero-coupon step-up security converts to a coupon security before final maturity.

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Strips. The Fund may invest, directly or indirectly, in stripped securities (“STRIPS”). STRIPS are created by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Zero coupon U.S. government securities such as STRIPS are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. STRIPS do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. If the Fund invests in STRIPS, the Fund will accrue income on the investment for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund would forgo the purchase of additional income producing assets with the Fund. The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

Debentures. The Fund may invest, directly or indirectly, in debentures. A debenture is a long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk with this type of investment is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. The Fund may invest in all types of debentures, including corporate and government debentures.

Demand Notes. The Fund may invest, directly or indirectly, in Variable and Floating Rate Demand Notes. Variable and Floating Rate Demand Notes are notes that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Variable rate demand notes have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. These formulas are designed to result in a market value for the Variable Rate Demand Note or Floating Rate Demand Note that approximates its par value. Variable and Floating Rate Demand Notes are subject to interest rate risks.

Warrants and Rights. The Fund may acquire, directly or indirectly, warrants and rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but the Fund may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are generally publicly traded on the national stock exchanges and in the OTC market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

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Money Market Instruments. The Fund may invest, directly or indirectly, in money market instruments. Money market instruments include, without limitation, U.S. Government Obligations or certain types of corporate debt obligations (including those subject to repurchase agreements), Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund may invest in Commercial Paper of any rating. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Repurchase Agreements. The Fund may invest, directly or indirectly, in repurchase agreements. A repurchase agreement transaction occurs when an investor (e.g., the Fund) purchases a security (normally a U.S. government security), from a counterparty with the understanding that the investor will later resell the security to the same counterparty (normally a member bank of the Federal Reserve or a registered government securities dealer). The Fund’s initial purchase is essentially a loan to the counterparty that is collateralized by the security (or securities substituted for it under the repurchase agreement). The Fund must return the security to the counterparty when the counterparty repurchases it at a later date and higher price. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. The Adviser will consider the creditworthiness of the counterparty. If the counterparty fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements or invest in investment companies that enter into reverse repurchase agreements. Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agree to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. Rule 18f-4 under the 1940 Act permits the Fund to enter into reverse repurchase agreements, provided that a Fund treats the reverse repurchase agreements as either (1) borrowings subject to the asset coverage requirements under the 1940 Act (see “Borrowing” above) or (2) derivatives transactions under Rule 18f-4.

Illiquid Investments. The Fund may not purchase or otherwise acquire any illiquid investment if, immediately after the acquisition, the value of the illiquid investments held by the Fund would exceed 15% of the Fund’s net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments pose risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio investments and the Fund may be unable to dispose of illiquid investments promptly or at reasonable prices. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid investments. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid investments, the Fund would seek to take appropriate steps to bring the Fund’s illiquid investments to or below 15% of its net assets per the requirements of Rule 22e-4 of the 1940 Act. The sale of some illiquid and other types of investments may be subject to legal restrictions.

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If the Fund invests in investments for which there is no ready market, it may not be able to readily sell such investments. Such investments are unlike investments that are traded in the open market, and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid investments once realized may be lower or higher than the Adviser’s most recent estimate of their fair market value. Generally, less public information is available about the issuers of such illiquid investments than about companies whose investments are publicly traded.

Restricted Securities. Within its limitations on investment in illiquid investments, the Fund may, directly or indirectly, purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Restricted securities are generally considered to be illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(a)(2) commercial paper” or is otherwise eligible for resale pursuant the Securities Act of 1933, as amended. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Master Limited Partnerships (“MLPs”). The Fund may, directly or indirectly, invest a portion of its total assets in the equity or debt securities of MLPs, which are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner in an MLP is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. This would result in the MLP being required to pay U.S. federal income tax on its taxable income, and could result in lower income to the Fund and a reduction in the value of the Fund’s investment in the MLP. Additionally, mutual funds seeking to be taxed as regulated investment companies, such as the Fund, are limited in their ability to invest in MLPs by current federal tax rules. If a mutual fund invests more than 25% of the value of its total assets in MLP securities, it will be subject to federal corporate income tax. For more information about the Fund’s tax status, please see “Additional Tax Information” in this SAI.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33⅓% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Adviser will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Adviser. Each loan of securities will be collateralized by cash, securities, or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund collateral in the form of cash or cash equivalents, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any dividends or interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The

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Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If the Fund invests the cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, the Fund would be required to repay the borrower out of the Fund’s assets.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Adviser normally intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Adviser believes a material event affecting the loaned securities will occur or the Adviser otherwise believes it necessary to vote.

The Fund did not engage in the lending of portfolio securities during the most recent fiscal period.

Investments in Companies with Business Related to Commodities. As explained under “Fundamental Restrictions” below, the Fund does not invest directly in commodities. However, the Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly, in commodities. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.), or in registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movements, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such businesses or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodities markets generally.

Forward Commitments and When-Issued Securities. The Fund may purchase, directly or indirectly, when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales. Rule 18f-4 under the 1940 Act permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Borrowing Money. The Fund may, to the extent permitted under the 1940 Act, borrow money to meet redemption requests or for extraordinary or for emergency purposes. Borrowing involves the creation of a liability that requires the Fund to pay interest. In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Economic and Regulatory Risks. Domestic and foreign governments and agencies thereof often adopt an active approach to managing economic conditions within a nation, which may have material effects on the securities markets within the nation. A government may pursue supportive policies that include, but are not limited to, lowering corporate and personal tax rates and launching simulative government spending programs designed to improve the national economy or sectors thereof. Agencies of a government, including central banks, may pursue supporting policies that include, but are not limited to, setting lower interest rate targets and buying and selling securities in the public markets. Governments and agencies thereof may also attempt to slow economic growth if the pace of economic growth is perceived to be too great and

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pose a long-term risk to the economy or a sector thereof. In each instance, the actions taken may be less successful than anticipated or may have unintended adverse consequences. Such a failure or investor perception that such efforts or support are failing could negatively affect securities markets generally, as well as result in higher interest rates, increased market volatility and reduced value and liquidity of certain securities, including securities held by the Fund.

In addition, governments and agencies thereof may enact additional regulation or engage in deregulation that negatively impacts the general securities markets or a sector thereof. Given the potential broad scope and sweeping nature of some regulatory actions, the potential impact a regulatory action may have on securities held by the Fund may be difficult to determine and may not be fully known for an extended period of time. Accordingly, regulatory actions could adversely affect the Fund.

Changing Fixed-Income Market Conditions. In March 2022 the Board of Governors of the Federal Reserve System (the “Federal Reserve”) began a series of significant interest rate increases in response to sustained high levels of inflation. In addition, in May 2022, the Federal Reserve announced it would begin to reduce the size of its balance sheet, known as quantitative tightening. These announcements followed years of low-interest rate policy in response to the COVID-19 pandemic and the 2008 financial crisis, during which the Federal Reserve kept the federal funds rate to a range of 0-2.5%, and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. It is not known for how long the Federal reserve will raise rates and when they might begin decreasing interest rates again. The Federal Reserve’s policy in response to market conditions, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower a Fund's performance or impair a Fund's ability to achieve its investment objective.

Operational Risk. An investment in the Fund involve operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there is no guarantee that the Fund will not suffer losses due to operational risk.

Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose or compromise confidential, proprietary or private personal information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential, proprietary or private personal information or various other operational disruptions. Successful cybersecurity breaches of the Fund and/or the Fund’s investment adviser, distributor, custodian, the transfer agent or other third-party service providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of confidential, proprietary or private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses, and/or cause reputational damage. The Fund relies on third-party service providers for many of the day-to-day operations and are therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Fund from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

Sector Risk. The Fund may, at times, be more heavily invested in certain industries or sectors. Sector risk is the possibility that securities within the same group of industries or sectors will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries or in different sectors. Additionally, some sectors could be subject to greater government regulation than other sectors, which may impact the share price of companies in these sectors.

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Temporary Defensive Positions. The Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies. If the Adviser believes a temporary defensive position is warranted in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Fund’s portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders. Portfolio turnover will not be a factor in making buy and sell decisions for the Fund. For the fiscal period/year(s) listed below, the portfolio turnover rate for the Fund was:

Fiscal Period/Year Ended November 30,	Portfolio Turnover
2025	674%
2024	653%

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment limitations that may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. See the Prospectus for more information about the Fund’s investment objective and investment strategies, each of which are not fundamental and may be changed without shareholder approval.

FUNDAMENTAL RESTRICTIONS. For the Fund, as a matter of fundamental policy:

1. Borrowing Money. The Fund will not borrow money except as permitted under the 1940 Act. For example, subject to the restrictions of the 1940 Act the Fund may borrow money from banks to meet redemption requests or for extraordinary or emergency purposes.

2. Senior Securities. The Fund will not issue senior securities, except as permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4. Real Estate. The Fund will not directly purchase or sell real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options, forward contracts, or futures contracts, including those relating to indices, or and options on futures contracts or indices, or from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

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6. Loans. The Fund will not make loans to other persons, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, banker’s acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

7. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government (including its agencies and instrumentalities) or state or municipal governments (and their political subdivisions) or repurchase agreements with respect thereto, or investments in registered investment companies. If, however, the Fund invests in an investment company that concentrates its investment in a particular industry, the Fund will consider such investment to be issued by a member of the industry in which such investment company invests. In addition, if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

With respect to the “fundamental” investment restrictions above, if a percentage limitation or standard is adhered to at the time of investment, a later increase or decrease in percentage or departure from the standard resulting from any change in value or net assets or other factors will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule and are monitored on an ongoing basis.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities. Rule 18f-4 under the 1940 Act permits a fund to enter into “derivatives transactions,” notwithstanding prohibitions on issuance of senior securities under Section 18 of the 1940 Act, provided the fund complies with the Rule’s conditions. In accordance with Rule 18f-1, a fund may enter into reverse repurchase and similar financing transactions if it either (1) complies with the asset coverage requirements of Section 18 of the 1940 Act or (2) treat such transactions as derivative transactions under Rule 18f-4.

The 1940 Act permits the Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days (excluding holidays and Sundays) or such longer period as the SEC may prescribe by rules and regulation, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including options, futures, forward contracts and reverse repurchase agreements, provided that the Fund does so in accordance with applicable SEC regulations and interpretations.

MANAGEMENT OF THE TRUST

Overall responsibility for management and supervision of the Fund and the Trust rests with the Board. The members of the Board (the “Trustees”) are elected by the Trust’s shareholders or are existing members of the Board as permitted under the 1940 Act and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each Trustee serves for a term of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Trust will be managed by the Board in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, all of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustees and attendance at meetings of the Board. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Included in Appendix A is a table that sets forth the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, length of time served in their position, their principal occupation(s) during the past five years, and any other directorships held by the Trustee. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are Independent Trustees are identified in the table.

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Leadership Structure and Qualifications of Trustees. As noted above, the Board consists of five Trustees, all of whom are Independent Trustees. The Board is responsible for the oversight of the series, or funds, of the Trust. In addition to the Fund, the Trust has other series managed by other investment advisers. The Board has engaged various investment advisers to oversee the day-to-day management of the Trust’s series. The Board is responsible for overseeing these investment advisers and the Trust’s other service providers in the operations of the Trust in accordance with the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board meets at least four times throughout the year. The Board generally meets in person but may meet by telephone or videoconference as permitted by the 1940 Act. In addition, the Trustees may meet in person or by telephone or videoconference at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management.

Board Leadership

The Board is led by its Chairperson, Ms. Janine L. Cohen, who is also an Independent Trustee. The Chairperson generally presides at all Board Meetings, facilitates communication and coordination between the Trustees and management, and reviews meeting agendas for the Board and the information provided by management to the Trustees. The Chairperson works closely with Trust counsel and counsel to the Independent Trustees. The Chairperson is also assisted by the Trust’s President, who, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

The Board believes that its leadership structure, including having an Independent Trustee serve as Chairperson and all Trustees as Independent Trustees, is appropriate and in the best interests of the Trust. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees. The Board has established the following standing committees:

15(c) Contract Committee: The 15(c) Contract Committee is responsible for the oversight of the Funds’ 15(c) contract review process. All of the members of the 15(c) Contract Committee are Independent Trustees. Ms. Jacqueline A. Williams is the Chairperson of the 15(c) Contract Committee. The 15(c) Contract Committee met four times during the Fund’s prior fiscal year ended November 30, 2025.

Audit Committee. The principal functions of the Audit Committee are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act; and (iv) to act as a proxy voting committee if called upon under the Trust’s Proxy Voting Policies and Procedures when a matter with respect to which a series of the Trust is entitled to vote presents a conflict between the interest of the series’ shareholders, on the one hand, and those of the series’ investment manager on the other hand. Messrs. Robert E. Morrison, Clifford N. Schireson, and Keith Shintani and Mses. Janine L. Cohen and Jacqueline A. Williams are the members of the Audit Committee. Mr. Schireson is the Chairperson of the Audit Committee and presides at its meetings. The Audit Committee met five times during the Fund’s prior fiscal year ended November 30, 2025.

Nominations and Governance Committee (the “Governance Committee”): The Governance Committee nominates and selects persons to serve as members of the Board, including Independent Trustees and “interested” Trustees and assists in reviewing the Trust’s governance practices and standards. In selecting and nominating persons to serve as Independent Trustees, the Governance Committee will not consider nominees recommended by shareholders of the Trust unless required by law. Messrs. Morrison, Schireson, and Shintani and Mses. Cohen and Williams are the members of the Governance Committee. Mr. Morrison is the Chairperson of the Governance Committee and presides at its meetings. The Governance Committee met four times during the Fund’s prior fiscal year ended November 30, 2025.

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Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Governance Committee believes contribute to the oversight of the Trust’s affairs. The Board has concluded, based on the recommendation of the Governance Committee, that each Trustee’s experience, qualifications, attributes, or skills on both an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

In addition to the Trustee qualifications listed above, each of the Trustees has additional Trustee qualifications including, among other things, the experience identified in the “Trustees and Executive Officers” table included in Appendix A and as follows:

Independent Trustees

Janine L. Cohen, retired, was an executive at AER Advisors, Inc. (“AER”) from 2004 through her retirement in 2013. Ms. Cohen served as the Chief Financial Officer (“CFO”) from 2004 to 2013 and Chief Compliance Officer (“CCO”) from 2008 to 2013 at AER. During her tenure at AER, she was actively involved in developing financial forecasts, business plans, and SEC registrations. Prior to those roles, Ms. Cohen was a Senior Vice President at State Street Bank. Ms. Cohen has over 30 years of experience in the financial services industry. She holds a B.S. in Accounting and Math from the University of Minnesota and is a Certified Public Accountant. Ms. Cohen has been the Chairperson since October 2019 and a Trustee since January 2016.

Jacqueline A. Williams has served as the Managing Member of Custom Strategy Consulting, LLC since 2017, where she provides consulting services to investment managers. Prior to that, she served as a Managing Director of Global Investment Research for Cambridge Associates, LLC since 2005. Earlier in her career, Ms. Williams served as a Principal at Equinox Capital Management, LLC where she was chairperson of the stock selection committee and the firm’s financial services analyst. Ms. Williams also served as an Investment Analyst at IBJ Schroder Bank & Trust Company where she monitored U.S. financial services stocks. Ms. Williams has over 25 years of experience in the investment management industry. Ms. Williams earned an A.B. in Religion from Duke University and a Ph.D. in Religious Studies from Yale University. She has been a Chartered Financial Analyst charter holder since 1990. Ms. Williams has been a Trustee since June 2019.

Clifford N. Schireson, retired, was the founder of Schireson Consulting, LLC, which he launched in 2017, until his retirement in 2021. Prior to that, Mr. Schireson was Director of Institutional Services from 2004 to 2017 at Brandes Investment Partners, LP, an investment advisory firm, where he also was co-head of fixed income and a member of the fixed-income investment committee. From 1998 to 2004, he was a Managing Director at Weiss, Peck & Greer LLC specializing in fixed-income products for both taxable and municipal strategies for institutional clients. Mr. Schireson has over 20 years of experience in the investment management industry, as well as 20 years of experience in the investment banking industry. Mr. Schireson holds an A.B. in Economics from Stanford University and an M.B.A. from Harvard Business School. Mr. Schireson has been a Trustee since June 2019.

Robert E. Morrison serves as a Managing Director at Midwest Trust and FCI Advisors, where he has worked from 2022 to present. Previously, Mr. Morrison was a Senior Vice President at Huntington Private Bank, where he worked from 2014 to 2022. From 2006 to 2014, he served as the CEO, President and Chief Investment Officer of 5 Star Investment Management. Mr. Morrison has a B.S. in Forestry Management from Auburn University and is a graduate of the Personal Financial Planning program of Old Dominion University. Mr. Morrison previously served on the Ultimus Managers Trust Board of Trustees as the Founding Chairman of the Trust in 2012. Mr. Morrison resigned from the Board in 2014 as a result of a business conflict that no longer exists. Mr. Morrison has over 32 years of financial services experience, focusing on asset management and wealth management. Mr. Morrison has been a Trustee since June 2019.

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Keith Shintani, retired, served as a Senior Vice President of Relationship Management at U.S. Bank Global Fund Services, where he worked from 1998 until June 2022. Previously, Mr. Shintani was Director of Finance at Charles Schwab Investment Management, where he worked from January 1997 through December 1997. From 1993 to 1995, he served as a Manager of Mutual Fund Operations of PIMCO Advisors L.P. From 1989 to 1993, Mr. Shintani served as a Variable Products Manager of Pacific Life Insurance Company. From 1986 to 1989, he served as a Senior Accountant of Deloitte and Touche. Mr. Shintani has a B.S. in Accounting from University of Southern California. Mr. Shintani’s term as a Trustee commenced January, 2024.

References above to the qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Risk Oversight. The operation of a registered investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk through various regular board and committee activities. The Board, directly or through its committees, reviews reports from, among others, the Adviser, the Trust’s CCO, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Fund and the risk management programs of the Adviser, with respect to the Fund’s investments and trading activities, and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Adviser, with respect to the Fund’s investment and trading activities, and other service providers to the Fund. Although the risk management policies of the Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or the Adviser or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Trust’s CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including the Fund’s investment performance, as well as reports regarding the valuation of the Fund’s securities. The Board also receives quarterly reports from the Fund’s administrator (the “Administrator”), transfer agent (the “Transfer Agent”) and the distributor (the “Distributor”) on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of the Fund’s investment advisory agreement (the “Advisory Agreement”), the Board will review information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of the Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2025.

Name of Trustee	Dollar Range of Shares of the Fund Owned by Trustee*	Aggregate Dollar Range of Shares Owned of All Funds in Trust Overseen by Trustee
Independent Trustees
Janine L. Cohen	None	Over $100,000
Jacqueline A. Williams	None	None
Clifford N. Schireson	None	None
Robert E. Morrison	None	None
Keith Shintani	None	None

Ownership In Fund Affiliates. As of December 31, 2025, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Distributor or any affiliate of the Adviser or the Distributor.

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Trustee Compensation. No director, officer or employee of the Adviser or the Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust. As of January 1, 2026, each Independent Trustee receives a $600 per meeting fee and a $1,300 annual retainer for each series of the Trust, except the Chairperson who receives a $2,140 annual retainer, the Chairperson of the Audit Committee, the Chairperson of the 15(c) Contract Committee, and the Chairperson of the Nominations and Governance Committee, each of whom receives a $1,700 annual retainer for serving as such. From January 1, 2024 until December 31, 2025, each Independent Trustee received a $600 per meeting fee and a $1,300 annual retainer for each series of the Trust, except the Chairperson who received a $2,000 annual retainer, the Chairperson of the Audit Committee and Chairperson of the 15(c) Contracts Committee who received a $1,700 annual retainer for serving as such. The following table provides the amount of compensation payable to each Trustee during the Funds’ fiscal year ended November 30, 2025:

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds Within the Trust
Independent Trustees
Janine L. Cohen	$4,000	None	None	$143,500
Jacqueline A. Williams	$4,100	None	None	$134,575
Clifford N. Schireson	$4,100	None	None	$134,575
Robert E. Morrison	$3,700	None	None	$122,675
Keith Shintani	$3,700	None	None	$122,675

Principal Holders of Voting Securities. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. Although the Trust does not have information regarding the beneficial ownership of shares held in the names of DTC participants, as of March 13, 2026, Charles Schwab owned of record 5% or more of the outstanding shares of the Fund.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a fund is presumed to be a control person of the fund. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of March 13, 2026, AXOS may be deemed to control the Fund.

As of March 3, 2026, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting or investment power) less than 1% of the then outstanding shares of the Fund.

INVESTMENT ADVISER

Q3 Asset Management Corporation, located at 2175 Cole Street, Birmingham, MI 48009, serves as the investment adviser to the Fund pursuant to the Advisory Agreement, dated December 1, 2019. The Adviser is co-owned by Bradford Giaimo and Adam Quiring. The Adviser has been registered with the SEC since 2013 and provides investment advisory services to other accounts, including other investment companies.

Subject to the Fund’s investment objective and policies approved by the Trustees of the Trust, the Adviser is responsible for providing the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio.

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The Advisory Agreement is effective for an initial period of two years, and will be renewed for periods of one year, only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided that the continuance is also approved by a majority of the Independent Trustees. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Fund pays the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 0.65% of its average daily net assets. Under an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has agreed to reduce the Management Fees and to reimburse Fund expenses to the extent necessary to limit Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; Acquired Fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.09% of the Fund’s shares. Prior to March 31, 2027, the Fund’s Expense Limitation Agreement may be modified or terminated only with the approval of the Board. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after the date on which such fees and expenses were incurred, provided that the repayments do not cause Total Annual Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.

The Adviser manages the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Board. The Adviser is responsible for investment decisions, and provides the Fund with a portfolio manager to execute purchases and sales of securities, and investments. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The following table provides the compensation paid to the Adviser by the Fund and Management Fee reductions and expense reimbursements made by the Adviser during the fiscal year/periods indicated:

Fiscal Year/Period Ended November 30,	Management Fees Accrued	Management Fee Reductions (Waivers/Reimbursements)	Net Advisory Fees Received by Adviser
2025	$320,555	$30,367	$290,188
2024	$503,532	$0	$503,532
2023	$360,072	$0	$360,072

Portfolio Managers

The Fund is managed by Bruce Greig, CFA and CAIA, Brad Giaimo, and Adam Quiring (the “Portfolio Managers”), who have joint responsibility for the day-to-day implementation of investment strategies for the Fund. All investment related decisions are made by committee.

The Portfolio Managers responsibilities are:

Bruce Greig	All aspects of portfolio management
Brad Giaimo	All aspects of portfolio management
Adam Quiring	All aspects of portfolio management

Other Accounts Managed by Portfolio Managers

In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The following table shows the number of, and total assets in, such other accounts as of November 30, 2024.

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Portfolio Managers	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Bruce C. Greig, CFA, CAIA	Registered Investment Companies	2	$290 million	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	3,500	$450 million	0	0
Brad Giaimo	Registered Investment Companies	2	$290 million	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	3,500	$450 million	0	0
Adam Quiring	Registered Investment Companies	2	$290 million	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	3,500	$450 million	0	0

Potential Conflicts of Interest

The Portfolio Managers’ management of other investment pooled vehicles and other accounts (the “Other Accounts”) may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other. A potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund, or vice versa. Further differences in the compensation structures of the Adviser with the Other Accounts may give rise to a conflict of interest by creating an incentive for the Portfolio Managers to allocate investment opportunities they believe might be the most profitable to the client accounts where the Adviser might benefit the most from the investment gains. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation

Messrs. Giaimo, Quiring, and Greig are not compensated directly by the Fund. Messrs. Giaimo and Quiring are owners of the Adviser, may draw profits from the Adviser, and therefore may benefit indirectly from the Fund’s performance. Mr. Greig is compensated by the Adviser by salary, bonus and the Adviser’s retirement plan, and is not compensated based on the Fund’s performance.

Ownership of Fund Shares

The table below shows the value of shares of the Fund beneficially owned by the Portfolio Managers of the Fund as of November 30, 2024 stated as one of the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares of the Fund
Bruce Greig	$1 – $10,000
Brad Giaimo	$1 – $10,000
Adam Quiring	$10,001 – $50,000

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PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board and in accordance with the Fund’s investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the OTC market are generally principal transactions with dealers. With respect to the OTC market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgement consistent with its obligation to seek best execution and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Other factors that may be considered include, but are not limited to, reputation, financial strength and stability, creditworthiness, efficiency of execution and error resolution, the actual executed price and the commission, research (including economic forecasts, fundamental and technical advice on securities, valuation advice on market analysis); custodial and other services provided for the enhancement of the Adviser’s portfolio management capabilities; the size and type of the transaction; the difficulty of execution and the ability to handle difficult trades; and the operational facilities of the brokers and/or dealers involved (including back office efficiency). Subject to these considerations, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund In selecting a broker-dealer to execute transactions (or a series of transactions) and determining the reasonableness of the broker-dealer’s compensation, the Adviser need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost for the reasons discussed above.

Consistent with the foregoing, under Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the U.S. and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Trust’s principal underwriter.

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The following table shows the brokerage commissions the Fund paid during the fiscal periods/years indicated:

Fiscal Year/Period Ended November 30,	Brokerage Commissions
2025	$88,305
2024	$150,395
2023	$136,596

THE DISTRIBUTOR

Northern Lights Distributors, LLC (the “Distributor”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, is the distributor of Creation Units for the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distributor is obligated to sell the shares of the Fund on a reasonable efforts basis only against purchase orders for the shares. Shares of the Fund are offered on a continuous basis. As the Fund recently commenced operations, it does not have any payments for these services to report.

By its terms, the Distribution Agreement is for periods of one year so long as such renewal and continuance is approved at least annually by (1) the Board or (2) a vote of the majority of the Funds’ outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated at any time, on sixty days’ written notice, without payment of any penalty, by the Trust or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. Under the Distribution Agreement, the Distributor is compensated by the Adviser.

OTHER SERVICE PROVIDERS

Administrator and Fund Accountant

Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, and fund accountant (the “Fund Accountant”) to the Fund pursuant to a Master Services Agreement.

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under each Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Master Services Agreement, Ultimus may delegate all or any part of its responsibilities thereunder):

●	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

●	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

●	files the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

●	assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

●	makes such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

Ultimus receives fees from the Fund for its services as Administrator and Fund Accountant, and is reimbursed for certain expenses assumed pursuant to the Master Services Agreement.

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The Master Services Agreement between the Trust, on behalf of the Fund, and Ultimus, unless otherwise terminated as provided in the Master Services Agreement, is renewed automatically for successive one-year periods after the initial term.

The Master Services Agreement provides that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Master Services Agreement relates, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

During the fiscal periods/years listed below, Ultimus received the following fees from the Fund for its services as Administrator and Fund Accountant:

Fiscal Year/Period Ended November 30,	Administration
2025	$71,613
2024	$68,513
2023	$47,049

Custodian and Transfer Agent

Brown Brothers Harriman & Co. (“BBH” or “Custodian”), located at 50 Post Office Square, Boston, MA 02110, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. Brown Brothers Harriman & Co. also serves as the Fund’s Transfer Agent. BBH received $19,360 from the Fund for its services for the fiscal year ended November 30, 2025.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund. Cohen & Company, Ltd. audits the annual financial statements of the Fund. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services and other permissible non-audit services as requested.

Legal Counsel

Sullivan & Worcester, LLP, located at 1666 K Street, NW, Suite 700, Washington, DC 20006, serves as legal counsel to the Trust and the Trust’s Independent Trustees.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Fund pays Ultimus a base fee of $16,000 per annum, plus an asset-based fee computed at an annual rate of 0.01% of the average net assets of the Funds over $100 million. In addition, the Fund reimburses NLCS for its reasonable out-of-pocket expenses related to these compliance services. Under a previous Compliance Consulting Agreement between the Trust and Ultimus, an affiliate of NLCS, the Fund paid Ultimus $16,000 for compliance services for the fiscal year ended November 30, 2025.

GENERAL INFORMATION

Other Payments by the Fund. The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Fund may pay to financial intermediaries pursuant to the Fund’s distribution plan, if any.

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Other Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

Description of Shares

The Trust is an unincorporated business trust organized under Ohio law on February 28, 2012. The Declaration of Trust authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to further divide shares of a series into separate classes. The Fund does not currently issue additional classes of shares. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Board shall allocate them among any one or more series or classes as the Board, in its sole discretion, deems fair and equitable. Subject to the Declaration of Trust, determinations by the Board as to the allocation of liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the

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holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties to the Trust and its holders of beneficial interest. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Trust Liability

Under Ohio law, liabilities of the Trust to third persons, including the liabilities of any series, extend to the whole of the trust estate to the extent necessary to discharge such liabilities. However, the Declaration of Trust contains provisions intended to limit the liabilities of each series to the applicable series and the Trustees and officers of the Trust intend that notice of such limitation be given in each contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. There is no guarantee that the foregoing steps will prove effective or that the Trust will be successful in preventing the assets of one series from being available to creditors of another series.

Code of Ethics

The Trust, the Adviser, and the Distributor have each adopted a Code of Ethics (each a “COE”, and, collectively, the “COEs”) that is designed to prevent their respective personnel subject to the COEs from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the COEs). These COEs permit personnel subject to the COEs to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities that compete with or attempt to take advantage of the Fund’s planned portfolio transactions. Each of these parties monitors compliance with its respective COE.

Anti-Money Laundering Program

The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B and Appendix C, respectively. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities during the prior twelve-month period ended June 30th is available without charge upon request by calling 1-888-348-1255, on or through the Fund’s website at www.q3allseasonfunds.com or on the SEC’s website at www.sec.gov.

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Portfolio Holdings Disclosure Policy

The Trust has adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the Fund’s portfolio to third-parties prior to the day after the information is posted to the Fund’s website unless the information is publicly available on the SEC’s EDGAR system. Because the Fund is an exchange-traded fund, it is required to publicly disclose its portfolio holdings daily, as described below. As further described below, the policies allow for disclosure of non-public portfolio information to third-parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s CCO). Any arrangement to disclose non-public information about the Fund’s portfolio must be approved by the Trust’s CCO. The Trust and the Adviser are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

The Fund discloses on the Adviser’s website at www.q3allseasonfunds.com at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Fund may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Under the Trust’s policies, the Adviser is permitted to include Fund portfolio information that has already been made public through the Fund’s website or SEC filing in marketing literature and other communications to shareholders or other parties, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

The Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Fund’s Adviser, Distributor, Transfer Agent, Fund Accountant, Administrator and Custodian. The Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to the Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

Each business day, the Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Unites or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day.

Other Expenses

In addition to the Management Fee, the Fund pays all expenses associate with the Fund not expressly assumed by the Adviser, including, without limitation, the fees and expenses of its independent registered public accounting firm and of its legal counsel; the fees of the Administrator, Distributor, and Transfer Agent; the costs of printing and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, SAIs and supplements thereto; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

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Benchmark Descriptions

The MSCI World Index captures large and mid-cap representation across 23 Developed Markets (DM) countries. With 1,319 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Dow Jones Moderately Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor's desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index risk level is set to 80% of the Dow Jones Global Stock CMAC Index's downside risk (past 36 months).

Trust Contracts

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment advisor, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This SAI and the Prospectus provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this SAI, the Prospectus or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

DETERMINATION OF NET ASSET VALUE

The NAV of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. For a description of the methods used to determine the share price, see “Determination of Net Asset Value” and “Premium/Discount Information” in the Prospectus.

For purposes of computing the Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued based on their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean of the closing bid and ask prices on the NYSE or other primary exchange for that day. National Association of Securities Dealers Automated Quotations (“NASDAQ”) listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean of the most recently quoted bid and ask prices as reported by NASDAQ. Securities traded in the OTC market are valued at the last sale price, if available, otherwise at the mean of the most recently quoted bid and ask prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith by the Adviser, as the Fund’s valuation designee, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. Fixed-income securities are normally valued based on prices obtained from independent third-party pricing services, which are generally determined with consideration given to institutional bid and last sale prices and take into account security prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities. Foreign securities are normally valued on the basis of fair valuation prices obtained from independent third-party pricing services, which are generally determined with consideration given to any change in price of the foreign security and any other developments related to the foreign security since the last sale price on the exchange on which such foreign security primarily traded and the close of regular trading on the NYSE. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act and not traded on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

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ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Qualification as a Regulated Investment Company

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in section 851(h) of the Code (the “source-of-income test”). Any income derived by the Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

The Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year (the “asset diversification tests”). In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Treasury Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships.

The Fund intends to satisfy all of the requirements of the source-of-income test and the asset diversification tests on an ongoing basis for continued qualification as a regulated investment company.

If the Fund fails to meet either the asset diversification test with respect to a taxable quarter or the source-of-income test with respect to a taxable year, the Code provides several remedies, provided certain procedural requirements are met, which will allow the Fund to retain its status as a “regulated investment company.” There is a remedy for failure to satisfy the asset diversification tests, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. In addition, there is a remedy for a de minimis failure of the asset diversification tests which would require corrective action but no tax. In addition, the Code allows for the remedy of a failure of the source-of-income test, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction (“DRD”) in the case of corporate shareholders or (ii) treatment as “qualified dividend income” in the case of noncorporate shareholders, provided in each case that certain holding period and other requirements are met. Failure to qualify as a regulated investment company would have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

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Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net tax-exempt interest (if any) for each tax year. Distributions paid to you generally may be characterized as ordinary income. A portion of these distributions may qualify for the DRD when paid to certain corporate shareholders.

Under current tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a DRD for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Regulated investment companies that receive qualified REIT dividend income may designate such amounts as Section 199A dividends. Qualified REIT dividend income is the excess of qualified REIT dividends received by the regulated investment company over the amount of the regulated investment company’s deductions that are properly allocable to such income. If the Fund designates a dividend as a Section 199A distribution, it may be treated by shareholders as a qualified REIT dividend that is taxed as ordinary income and for non-corporate taxpayers eligible for the 20% deduction for “qualified business income” under Code section 199A. Generally, only non-corporate shareholders who have held their shares for more than 45 days during the 91-day period beginning on the date which is 45 days prior to the ex-dividend date for such dividend are eligible for such treatment.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund will designate (1) any distribution that constitutes a qualified dividend as qualified dividend income; (2) any tax-exempt distribution as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; (4) any dividend eligible for the corporate dividends received deduction; and (5) any distribution that is comprised of qualified REIT dividend income as a Section 199A dividend as such in a written notice provided to shareholders after the close of the Fund’s taxable year. Shareholders should note that, upon the sale or exchange of the Fund’s shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held the Fund’s shares, even if they reduce the NAV of shares below the shareholder’s cost, and thus, in effect, result in a return of a part of the shareholder’s investment.

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To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Each year, shareholders will receive a statement detailing the tax status of any Fund distributions for that year.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains.

Excise Tax

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid the imposition of any excise tax liability.

Sale, Exchange, or Repurchase of Shares

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund’s shares. An exchange of shares is treated as a sale and any gain may be subject to tax. An exchange of shares is generally treated as a sale and any gain may be subject to tax. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) shares of the same Fund within 30 days before or after the sale, exchange or repurchase (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.

Shareholders should note that, upon the sale of the Fund’s shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gains dividends received with respect to the shares. Any capital loss arising from the sale, exchange or repurchase of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

The repurchase or transfer of shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholder in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholder. On the other hand, shareholder holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (currently 24%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the IRS for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

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Foreign Taxes

Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

State and Local Taxes

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. shareholders (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Non-U.S. shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that taxable distributions to them (including any deemed distributions with respect to a repurchase offer) would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate for eligible investors).

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid IRS Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

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Under sections 1471 through 1474 of the Code, known as “FATCA”, the Fund is required to withhold U.S. tax at a rate of 30% on payments of taxable dividends and to certain non-U.S. entities that fail to comply (or be deemed compliant) with the extensive reporting and withholding requirements under FATCA designed to inform the U.S. Treasury of certain U.S. owned foreign assets and accounts. Shareholders may be requested to provide additional information to the Fund to enable it to determine whether FATCA withholding is required. The Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Cost Basis Reporting

Mutual funds are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased and/or sold on or after January 1, 2012. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of the Fund’s shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Prospective investors should consult with their own tax advisors regarding the application of these provisions to their situation.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal period ended November 30, 2025, including the Financial Highlights appearing in the Prospectus, are incorporated by reference and made a part of this document. You may request a copy of the Fund’s audited and unaudited financial statements to shareholders, once available, at no charge by calling the Fund at 1-888-348-1255 or by visiting the Fund’s website at www.q3allseasonfunds.com.

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APPENDIX A

TRUSTEES AND OFFICERS

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen By Trustee	Directorship(s) of Public Companies Held By Trustee During Past 5 Years
Independent Trustees:
Janine L. Cohen^ Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	27	n/a
Robert E. Morrison^ Year of Birth: 1957	Since 2019	Trustee (2019 to present; and previously 2012 to 2014)	Managing Director at Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	27	n/a
Clifford N. Schireson^ Year of Birth: 1953	Since 2019	Trustee (2019 to present)	Retired; Founder of Schireson Consulting, LLC (2017 to 2022); Director of Institutional Services for Brandes Investment Partners, LP (2004 to 2017)	27	Trustee of Beacon Pointe Multi-Alternative Fund (2024 to present); Trustee of Booster Income Opportunities Fund (2024 to present); and Trustee of 83 Investment Group Income Fund (2024 to present) Trustee of the San Diego City Employees' Retirement System (2019 to 2025)
Jacqueline A. Williams^ Year of Birth: 1954	Since 2019	Trustee (2019 to present)	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	27	n/a
Keith Shintani^ Year of Birth: 1963	Since January 1, 2024	Trustee (January 1, 2024 to present)	Senior Vice President of Relationship Management at U.S. Bank Global Fund Services (1998 to 2022); Director of Finance at Charles Schwab Investment Management (January 1997 to December 1997); Manager of Mutual Fund Operations of PIMCo Advisors L.P. (1993 to 1995); Variable Products Manager of Pacific Life Insurance Company (1989 to 1993); Senior Accountant of Deloitte and Touche. (1986 to 1989)	27	Trustee of the Matrix Advisors Fund Trust (2023 to present)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

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Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years
Todd E. Heim^ Year of Birth: 1967	2014 to present	President (2021 to present) Vice President (2014 to 2021)	Senior Vice President, Relationship Management (2023 to present) and Vice President, Relationship Management (2018 to 2023)
Shannon Thibeaux-Burgess Year of Birth: 1970	2023 to present	Vice President	Senior Vice President, Relationship Management with Ultimus Fund Solutions, LLC (2022 to present); Head of Regulatory Service with J.P. Morgan Chase & Co. (2020 to 2022); Chief Administrative Officer of Fund Administration, Legal of State Street Bank (2013 to 2020)
Daniel D. Bauer^ Year of Birth: 1977	2016 to present	Treasurer (January 2024 to present) Assistant Treasurer (2016 to December 2023)	Vice President of Fund Accounting (2022 to present), Assistant Vice President of Fund Accounting (2020 to 2022), and AVP, Assistant Mutual Fund Controller (2015 to 2020) of Ultimus Fund Solutions, LLC
Angela A. Simmons^ Year of Birth: 1975	2022 to present	Assistant Treasurer	Vice President of Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC
Leo R. Payne Year of Birth: 1966	January 2025 to present	Assistant Treasurer	Assistant Vice President, Financial Administration (2023 to present) of Ultimus Fund Solutions, LLC; Assistant Vice President, Financial Administration (2018 to 2023) of Citi Fund Services, Inc.
Karen Jacoppo-Wood^ Year of Birth: 1966	2023 to present	Secretary	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (2022 to present); Managing Director and Managing Counsel (2019 to 2022) of State Street Bank and Trust Company
Natalie S. Anderson^ Year of Birth: 1975	2016 to present	Assistant Secretary	Director of Legal Administration (March 2024 to present); Legal Administration Manager (2016 to March 2024) of Ultimus Fund Solutions, LLC
Jesse Hallee^ Year of Birth: 1976	2023 to present	Assistant Secretary	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (June 2019 to present)
Gweneth K. Gosselink^ Year of Birth: 1955	2020 to present	Chief Compliance Officer	Vice President, Compliance Officer (2023 to present) of Northern Lights Compliance Services, LLC; Assistant Vice President, Compliance Officer at Ultimus Fund Solutions, LLC (2019 to 2023); CCO Consultant at GKG Consulting, LLC (2019 to 2021)
Martin R. Dean^ Year of Birth: 1963	2016 to present	Assistant Chief Compliance Officer (2020 to present) Interim Chief Compliance Officer (2019 to 2020) Assistant Chief Compliance Officer (2016 to 2017)	President of Northern Lights Compliance Services, LLC (February 2023 to present); Senior Vice President, Head of Fund Compliance (2020 to January 2023) and Vice President & Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to 2020)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

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APPENDIX B

ULTIMUS MANAGERS TRUST

PROXY VOTING POLICIES AND PROCEDURES

1.	PURPOSE; DELEGATION

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Ultimus Managers Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) believes that each Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, each Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.	DEFINITIONS

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment advisers to each Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.	POLICY FOR VOTING PROXIES RELATED TO EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES.

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

4.	POLICY FOR VOTING PROXIES RELATED TO OTHER PORTFOLIO SECURITIES

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

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5.	CONFLICTS OF INTEREST

The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Committee of Independent Trustees (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee on an annual basis.

6.	ROUTINE PROPOSALS

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.	PROXY MANAGER APPROVAL

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.	PROXY VOTING PROCEDURES

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9.	FORM N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

10.	INVESTMENT ADVISERS’ VOTING PROCEDURES

The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that an Investment Adviser’s policies and procedures are consistent with these Policies and Procedures, the Investment Adviser may implement them with respect to voting proxies on behalf of each Fund managed by such Investment Adviser. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Investment Adviser’s policies and procedures.

Securities Lending: If a Fund engages in securities lending, the proxy voting procedures of the Adviser of such Fund will include information on the recall of lent securities for voting purposes. More information can be found in the Securities Lending Procedures of the Trust.

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APPENDIX C

Q3 Asset Management Corporation

Proxy Voting Policy

Q3 does not vote proxies for clients except for when it comes to the mutual funds it manages. The Adviser’s proxy voting policy is evident in the Form ADV Part 2. Clients are therefore responsible for ensuring that all proxy materials are sent directly to them. In the event Q3 accidentally receives proxy materials, we will notify the sender of the error and forward the materials on to the client with a copy of the error notice given to the sender. Questions pertaining to this matter are to be directed to Brad Giaimo.

In relation to proxy voting for Q3’s mutual funds, the following applies.

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: The Adviser will vote proxies for the mutual funds it manages. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s). The Adviser’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation. Adviser will vote proxies in the best interests of the Funds’ shareholders and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, Adviser’s votes may differ from time to time from the indications noted. In addition, the list may not include all proxies on which Adviser votes. Adviser will also act, in our best judgment, on behalf of our Funds on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

Voting Proxies

1.	All proxies received by the Adviser (to vote on behalf of the Fund) will be provided to the Portfolio Manager(s).

2.	The Portfolio Manager(s) will generally adhere to the following procedures (subject to limited exception):

(a)	A written record of each proxy received by the Adviser will be kept in the Adviser’s files;

(b)	The Portfolio Manager(s) will determine which of the Funds holds the security to which the proxy relates;

(c)	Proposals Specific to Mutual Funds

Adviser serves as investment adviser to certain investment companies under the Ultimus Managers Trust. These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted pursuant to Section 12(d)(1)(F) of the 1940 Act. Accordingly, the following voting instructions will be included in the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.” After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

(d)	Prior to voting any proxies, the Portfolio Manager(s) will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Portfolio Manager(s) will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

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(e)	If no material conflict is identified pursuant to these procedures, the Portfolio Manager(s) will vote the proxy in accordance with the guidelines set forth below. The Portfolio Manager(s) will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.	As stated above, in evaluating how to vote a proxy, the Portfolio Manager(s) will first determine whether there is a conflict of interest related to the proxy in question. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2.	If a conflict is identified and deemed “material” by the Portfolio Manager(s), the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the Fund (which may include utilizing an independent third party to vote such proxies).

3.	With respect to material conflicts, the conflict shall be disclosed to the Fund’s Committee of Independent Trustees (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee

Disclosure of Procedures

A summary of the above proxy voting procedures will be included in Part 2 of the Adviser’s Form ADV and will be updated whenever these policies and procedures are updated.

Form N-PX

The Adviser will provide all proxy votes to the Funds’ administrator for the annual Form N-PX filing.

Record-keeping Requirements

The Portfolio Manager(s) will be responsible for maintaining files relating to the Adviser’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.	A record of each vote that the Adviser casts;

4.	A copy of any document that the Adviser created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and

Proxy Solicitation:

This policy also applies to ERISA qualified accounts. In the event our advice is solicited, the Adviser shall only furnish proxy-voting advice where there is an existing business relationship and we shall not solicit proxies from non-clients. When providing proxy voting advice to clients, we shall abide by the following conditions:

Q3 will disclose any significant relationship with the issuer, its affiliates or a security holder proponent of the matter on which proxy voting advice is given, as well as any material interest of our Adviser in the matter.

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We shall receive no special commission or remuneration for furnishing the voting advice from any person other than the security holder recipient thereof, and;

The voting advice will not be furnished on behalf of any person soliciting proxies, or on behalf of a participant in an election contest subject to SEC Rule 14a-11.

Q3 shall not communicate with the press concerning a proxy.

Q3 does not solicit proxies. Deviations from these policies may require Q3 to comply with SEC Proxy Registration Rules

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APPENDIX D

DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed income or debt securities as described in the Prospectus and this SAI. The Fund is not restricted with respect to yield, maturity, or credit quality of any fixed income or debt securities, so that the Fund may purchase fixed income or debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”). The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

S&P® GLOBAL RATINGS. The following summarizes the highest four ratings used by S&P Global Ratings (“S&P”), a division of S&P Global, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” “C” and “D” are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. An obligation rated “D” is in default or in breach of an imputed promise.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A short-term obligation rated “A-1” is rated in the highest category by S&P and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term municipal notes and indicates a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

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MOODY’S INVESTORS SERVICE, INC. Ratings assigned on Moody’s Investors Service, Inc. (“Moody’s”) global long-term and short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The highest four ratings are deemed to be Investment-Grade Debt Securities by the Adviser:

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Ratings

Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings – Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VIMG) scales discussed below.

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The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch Ratings, Inc. (“Fitch”):

National Long-Term Credit Ratings

AAA – “AAA” National Ratings denote the highest rating assigned by Fitch in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.

AA – “AA” National Ratings denote expectations of a very low level of default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

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A – “A” National Ratings denote expectations of a low level of default risk relative to other issuers or obligations in the same country or monetary union.

BBB – “BBB” National Ratings denote a moderate level of default risk relative to other issuers or obligations in the same country or monetary union.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be Investment-Grade Debt Securities. Securities rated BB denote an elevated default risk relative to other issuers or obligations in the same country or monetary union, and securities rated B denote a significantly elevated level of default risk relative to other issuers or obligations in the same country or monetary union. A rating CCC denotes a very high level of default risk relative to other issuers or obligations in the same country or monetary union, while a rating CC denotes the level of default risk is among the highest relative to other issuers or obligations in the same country or monetary union, and a rating C denotes that a default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include: the issuer has entered into a grace or cure period following non-payment of a material financial obligation, the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; the formal announcement by the issuer of their agent of a distressed debt exchange; and a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. RD ratings indicate an issuer that, in Fitch’s opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and has not otherwise ceased business. This would include the selective payment default on a specific class or currency of debt; the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or execution of a distressed debt exchange on one or more material financial obligations. D ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

National Short-Term Credit Ratings

F1 – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under Fitch’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2 – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3 – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

Short-term rates B, C, RD and D by Fitch are considered by the Adviser to be below Investment-Grade Debt Securities. Short-term securities rated C indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. Short-term securities rated RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD ratings are applicable to entity ratings only. Short-term securities rated D indicate a broad-based default event for an entity, or the default of a short-term obligation.

While the foregoing descriptions of the ratings systems used by the Adviser distinguish between Investment-Grade Debt Securities and more speculative debt securities, as stated above the Fund is not limited with respect to the yield, maturity or credit quality of the debt securities in which it invests. Accordingly, the Fund’s portfolios may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

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PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust, dated July 12, 2021, is incorporated by reference to Exhibit (1) of Registrant’s initial Registration Statement on Form N-14, filed on August 10, 2021.

(a)(1)	Amended Appendix B, dated July 22, 2025, to the Declaration of Trust is incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 269 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 26, 2025.

(b)	Bylaws, dated February 28, 2012, is incorporated by reference to Exhibit (b) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(c)	Instruments Defining Rights of Security Holders are incorporated by reference to Exhibit (a) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(d)(1)(i)	Investment Advisory Agreement with Lyrical Asset Management LP, dated January 22, 2013, for Lyrical U.S. Value Equity Fund is incorporated by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 5 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 1, 2013.

(d)(1)(ii)	Amended Schedule A, to the Investment Advisory Agreement with Lyrical Asset Management, LP, for the Lyrical U.S. Value Fund, the Lyrical International Value Equity Fund, and the US Value ETF (the “Lyrical Funds”) is incorporated by reference to Exhibit (d)(1)(ii) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(d)(2)	Investment Advisory Agreement with Wavelength Capital Management, LLC for the Wavelength Fund is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 212 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 30, 2022.

(d)(3)(i)	Investment Advisory Agreement with Edge Capital Group, LLC for the Blue Current Global Dividend Fund, dated September 8, 2023, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 245 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 15, 2023.

(d)(3)(ii)	Investment Advisory Agreement with SCS Capital Management LLC for the Blue Current Global Dividend Fund, dated May 15, 2025, is incorporated by reference to Exhibit (d)(3)(ii) of Post-Effective Amendment No. 267 of Registrant’s Registration Statement on Form N1-A (File No. 333-180308), filed on June 27, 2025.

(d)(4)(A)	Investment Advisory Agreement with Marshfield Associates, Inc., dated December 27, 2015, for Marshfield Concentrated Opportunity Fund, is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 61 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 24, 2015.

(d)(4)(B)	Amended Schedule A to the Investment Advisory Agreement with Marshfield Associates, Inc., dated July 28, 2016, is incorporated by reference to Exhibit (d)(13)(B) of Post-Effective Amendment No. 108 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2017.

(d)(5)	Investment Advisory Agreement with Hudson Valley Investment Advisors, Inc. for HVIA Equity Fund is incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 86 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 20, 2016.

(d)(6)	Investment Advisory Agreement with Edgemoor Investment Advisors, Inc., dated January 27, 2017, for the Meehan Focus Fund, is incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 106 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 22, 2017.

(d)(7)	Investment Advisory Agreement with Adler Asset Management, LLC is incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(d)(8)	Amended and Restated Investment Advisory Agreement with Q3 Asset Management Corporation, dated July 31, 2025, for the Q3 All-Season Systematic Opportunities Fund, Q3 All-Season Tactical Fund, Q3 All-Season Active Rotation ETF, and Q3 All-Season Tactical Advantage ETF (the “Q3 Funds”) is incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 272 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080, filed on December 10, 2025.

(d)(9)(i)	Investment Advisory Agreement with Blueprint Fund Management LLC, for the Blueprint Adaptive Growth Allocation Fund (formerly the “Blueprint Growth Fund”)(the “Blueprint Fund”), is incorporated by reference to Exhibit (d)(15)(i) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(d)(9)(ii)	Investment Sub-Advisory Agreement with Blueprint Investment Partners LLC, for the Blueprint Fund, is incorporated by reference to Exhibit (d)(15)(ii) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(d)(10)	Investment Advisory Agreement with Evolutionary Tree Capital Management LLC is incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(d)(11)(i)

Investment Advisory Agreement for the Westwood Alternative Income Fund, Westwood Multi-Asset Income Fund, Westwood Income Opportunity Fund, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund, and Westwood Quality Value Fund (collectively, the “Westwood Funds”) with Westwood Management Corporation is incorporated by reference to Exhibit (6) of Registrant’s Registration Statement on Form N-14, filed on August 10, 2021.

(d)(11)(ii)

Amended Schedule A to the Investment Advisory Agreement for the Westwood Funds with Westwood Management Corporation is incorporated by reference to Exhibit (d)(13)(ii) of Post-Effective Amendment No. 242 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2023.

(d)(12)(i)	Investment Advisory Agreement for the Westwood Global Real Estate Fund, Westwood Real Estate Income Fund, Westwood Broadmark Tactical Growth Fund, and Westwood Salient MLP & Energy Infrastructure Fund with Westwood Management Corporation is incorporated by reference to Exhibit (d)(14)(i) of Post-Effective Amendment No. 239 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2023.

(d)(12)(ii)	Investment Sub-Advisory Agreement for the Westwood Broadmark Tactical Growth Fund, with Broadmark Asset Management, LLC and Westwood Management Corporation is incorporated by reference to Exhibit (d)(14)(ii) of Post-Effective Amendment No. 239 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2023.

(d)(13)(i)	Investment Advisory Agreement for the Westwood Broadmark Tactical Plus Fund with Salient Advisors, L.P. is incorporated by reference to Exhibit (d)(15)(i) of Post-Effective Amendment No. 239 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2023.

(d)(13)(ii)	Investment Sub-Advisory Agreement for the Westwood Broadmark Tactical Plus Fund, with Broadmark Asset Management, LLC and Westwood Management Corporation is incorporated by reference to Exhibit (d)(15)(ii) of Post-Effective Amendment No. 239 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2023.

(d)(14)(i)

Investment Advisory Agreement for the Nia Impact Solutions Fund with Nia Impact Capital is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 216 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 10, 2022.

(d)(15)(i)(a)	Investment Advisory Agreement, dated March 1, 2024, for the Westwood Salient Enhanced Midstream Income ETF and Westwood Salient Enhanced Energy Income ETF with Westwood Management Corporation is incorporated by reference to Exhibit (d)(16)(i) of Post-Effective Amendment No. 260 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080), filed on October 15, 2024.

(d)(15)(i)(b)	Amended Schedule A, dated November 1, 2025, for the Westwood Enhanced Alternative Income ETF, Westwood Enhanced Income Opportunity ETF, and Westwood Enhanced Multi-Asset Income ETF, to the Investment Advisory Agreement with Westwood Management Corporation is incorporated by reference to Exhibit (d)(15)(i)(b) of Post-Effective Amendment No. 271 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080), filed on December 8, 2025.

(d)(15)(ii)(a)	Sub-Advisory Agreement for the Westwood Salient Enhanced Midstream Income ETF and Westwood Salient Enhanced Energy Income ETF with Vident Asset Management and Westwood Management Corporation is incorporated by reference to Exhibit (d)(15)(iii) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080), filed on June 27, 2024.

(d)(15)(ii)(b)

Amended Schedule A, dated November 1, 2025, for the Westwood Enhanced Alternative Income ETF, Westwood Enhanced Income Opportunity ETF, and Westwood Enhanced Multi-Asset Income ETF, to the Sub-Advisory Agreement with Vident Asset Management and Westwood Management Corporation is incorporated by reference to Exhibit (d)(15)(ii)(b) of Post-Effective Amendment No. 271 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080), filed on December 8, 2025.

(d)(16)(i)

Investment Advisory Agreement for the Westwood LBRTY International Equity ETF, Westwood LBRTY Global Equity ETF, and Westwood LBRTY Emerging Markets Equity ETF with Westwood Management Corporation is incorporated by reference to Exhibit (d)(17)(i) of Post-Effective Amendment No. 266 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080), filed on March 28, 2025.

(d)(16)(ii)	Investment Sub-Advisory Agreement for the Westwood LBRTY International Equity ETF, Westwood LBRTY Global Equity ETF, and Westwood LBRTY Emerging Markets Equity ETF with Vident Asset Management is incorporated by reference to Exhibit (d)(17)(i) of Post-Effective Amendment No. 266 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080), filed on March 28, 2025.

(e)(1)

Distribution Agreement with Ultimus Fund Distributors, LLC, dated July 1, 2025, is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 271 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080), filed on December 8, 2025.

(e)(2)

Distribution Agreement with Northern Lights Distributors, LLC, dated July 1, 2025 is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 271 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080), filed on December 8, 2025.

(f)	None

(g)(1)(A)	Custody Agreement with U.S. Bank, dated June 5, 2012, is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(g)(1)(B)	Third Amendment, dated December 31, 2012, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Lyrical U.S. Value Equity Fund is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 5 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 1, 2013.

(g)(1)(C)	Fifth Amendment, dated September 11, 2013, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Wavelength Fund, is incorporated by reference to Exhibit (g)(v) of Post-Effective Amendment No. 13 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2013.

(g)(1)(D)	Seventh Amendment, dated August 26, 2014, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Blue Current Global Dividend Fund, is incorporated by reference to Exhibit (g)(vii) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(g)(1)(E)	Tenth Amendment, dated April 6, 2015, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for the Wavelength Fund, is incorporated by reference to Exhibit (g)(1)(J) of Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 12, 2015.

(g)(1)(F)	Sixteenth Amendment to the Custody Agreement with U.S. Bank, dated May 24, 2017, for Meehan Focus Fund, is incorporated by reference to Exhibit (g)(1)(N) of Post-Effective Amendment No. 108 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2017.

(g)(1)(G)	Seventeenth Amendment to the Custody Agreement with U.S. Bank, dated December 3, 2019 for the Q3 Funds, is incorporated by reference to Exhibit (g)(1)(I) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(g)(1)(H)	Eighteenth Amendment to the Custody Agreement with U.S. Bank, dated August 20, 2020 for the Lyrical International Value Equity Fund, is incorporated by reference to Exhibit (g)(1)(J) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(g)(1)(I)	Nineteenth Amendment to the Custody Agreement with U.S. Bank, dated August 20, 2020 for the Evolutionary Tree Innovators Fund, is incorporated by reference to Exhibit (g)(1)(I) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(g)(1)(J)

Twentieth Amendment to the Custody Agreement with U.S. Bank, dated July 27, 2021 for the Westwood Funds is incorporated by reference to Exhibit (9) to the Registrant’s Registration Statement on Form N-14 (File No. 333-180308), filed on August 10, 2021.

(g)(1)(K)

Twenty First Amendment to the Custody Agreement with U.S. Bank, dated October 19, 2021 for the Westwood Funds, is incorporated by reference to Exhibit (g)(1)(K) of Post-Effective Amendment No. 208 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on January 28, 2022.

(g)(1)(L)	Twenty Third Amendment to the Custody Agreement with U.S. Bank, for the Nia Impact Solutions Fund, is incorporated by reference to Exhibit (g)(1)(M) of Post-Effective Amendment No. 216 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 10, 2022.

(g)(2)(A)

Custody Agreement with Fifth Third Bank, National Association, dated March 23, 2021, is incorporated by reference to Exhibit (g)(2)(C) of Post-Effect Amendment No. 179 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 27, 2021.

(g)(2)(B)(i)

Custody Agreement with Brown Brothers Harriman & Co. (“BBH”) is incorporated by reference to Exhibit (g)(2)(D) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(g)(2)(B)(ii)

Amendment to Custodian and Transfer Agent Agreement with Brown Brothers Harriman & Co. for the Q3 All-Season Tactical Advantage ETF, Westwood Enhanced Alternative Income ETF, Westwood Enhanced Income Opportunity ETF, and Westwood Enhanced Multi-Asset Income ETF is incorporated by reference to Exhibit (g)(2)(B)(ii) of Post-Effective Amendment No. 273 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 23, 2025.

(h)(1)(A)(i)	Master Services Agreement with Ultimus Fund Solutions, LLC dated July 24, 2018, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(1)(A)(ii)	Amended Schedule A, dated February 20, 2025, to the Master Services Agreement is incorporated by reference to Exhibit (h)(1)(A)(ii) of Post-Effective Amendment No. 264 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2025.

(h)(1)(A)(iii)

Derivatives Risk Management Program Support Services Addendum, dated July 20, 2022, to Master Services Agreement, is incorporated by reference to Exhibit (h)(1)(A)(iii) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080, filed on June 27, 2024.

(h)(1)(A)(iii)(a)	Amended Derivatives Risk Management Program Support Services Addendum, dated July 31, 2024 to the Master Services Agreement is incorporated by reference to Exhibit (d)(16)(i) of Post-Effective Amendment No. 260 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080), filed on October 15, 2024.

(h)(1)(A)(iii)(b)

Amended Schedule A to the Amended Derivatives Risk Management Program Support Services Addendum, dated January 28, 2025 to the Master Services Agreement is incorporated by reference to Exhibit (h)(1)(A)(iii)(b) of Post-Effective Amendment No. 271 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080), filed on December 8, 2025.

(h)(1)(A)(iv)

Amendment to Master Services Agreement, dated September 1, 2023, is incorporated by reference to Exhibit (h)(1)(A)(iv) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080, filed on June 27, 2024.

(h)(1)(A)(v)	Tailored Shareholder Report Services Addendum, dated March 13, 2024, to Master Services Agreement, is incorporated by reference to Exhibit (h)(1)(A)(v) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080, filed on June 27, 2024.

(h)(1)(B)	Fund Accounting Addendum, dated July 24, 2018 to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(A) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(1)(C)	Amendment, dated January 23, 2019, to the Fund Administration Addendum, dated July 24, 2018 to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(B) of Post-Effective Amendment No. 132 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2019.

(h)(1)(D)(i)

ETF Master Services Agreement and Fund Accounting Addendum and Fund Administration Addendum, dated April 21, 2021, with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(D)(i) of Post-Effective Amendment No. 236 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 20, 2022.

(h)(1)(D)(ii)	Amendment No. 3 and Amended Schedule A to the ETF Master Services Agreement with Ultimus Fund Solutions, LLC, for the Westwood LBRTY International Equity ETF, Westwood LBRTY Global Equity ETF, and Westwood LBRTY Emerging Markets Equity ETF is incorporated by reference to Exhibit (h)(1)(D)(ii) of Post-Effective Amendment No. 266 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080), filed on March 28, 2025.

(h)(1)(D)(iii)

Amendment to the ETF Master Services Agreement, dated September 1, 2023, with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(D)(iii) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080, filed on June 27, 2024.

(h)(1)(D)(iv)

Amendment No. 2 to the ETF Master Services Agreement, dated January 16, 2024, with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(A)(iv) of Post-Effective Amendment No. 254 of Registration Statement on Form N-1A (File No. 333-1803080, filed on June 27, 2024.

(h)(1)(D)(v)	Amendment No. 4 to the ETF Master Services Agreement, dated July 22, 2025, with Ultimus Fund Solutions, LLC for the Q3 All-Season Tactical Advantage ETF is incorporated by reference to Exhibit (h)(1)(D)(v) of Post-Effective Amendment No. 269 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 26, 2025.

(h)(1)(D)(vi)

Amendment No. 5 to the ETF Master Services Agreement, dated October 21, 2025, with Ultimus Fund Solutions, LLC for the Westwood Enhanced Alternative Income ETF, Westwood Enhanced Income Opportunity ETF, and Westwood Enhanced Multi-Asset Income ETF is incorporated by reference to Exhibit (h)(1)(D)(vi) of Post-Effective Amendment No. 271 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080), filed on December 8, 2025.

(h)(1)(D)(vii)(a)

Derivatives Risk Management Program Support Services Addendum to the ETF Master Services Agreement, dated January 16, 2024, with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(A)(v) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080, filed on June 27, 2024.

(h)(1)(D)(vii)(b)

Amended Schedule A to the Derivatives Risk Management Program Support Services Addendum, dated October 21, 2025 is incorporated by reference to Exhibit (h)(1)(D)(vii)(b) of Post-Effective Amendment No. 271 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080), filed on December 8, 2025.

(h)(1)(D)(viii)

Tailored Shareholder Report Services Addendum to the ETF Master Services Agreement, dated March 13, 2024, with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(A)(vi) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080, filed on June 27, 2024.

(h)(1)(E)	Transfer Agent and Shareholder Services Addendum, dated July 24, 2018 to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(C) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(1)(F)

Derivatives Risk Management Program Support Services Addendum, dated July 20, 2022, to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(E) of Post-Effective Amendment No. 229 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 28, 2022.

(h)(2)(A)(i)	Compliance Consulting Agreement with Northern Lights Compliance Services, LLC, dated July 18, 2023, is incorporated by reference to Exhibit (h)(2)(A)(i) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080, filed on June 27, 2024.

(h)(2)(A)(ii)	Schedules A-1, A-2, A-3, A-4, A-5, A-6, B and C, dated October 21, 2025, to the Consulting Agreement with Northern Lights Compliance Services, LLC is incorporated by reference to Exhibit (h)(2)(A)(ii) of Post-Effective Amendment No. 271 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080), filed on December 8, 2025.

(h)(3)(A)	Expense Limitation Agreement with Wavelength Capital Management, LLC for Wavelength Fund is incorporated by reference to Exhibit (h)(3)(A) of Post-Effective Amendment No. 212 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 30, 2022.

(h)(3)(B)(i)	Third Amended and Restated Expense Limitation Agreement with Lyrical Asset Management LP, dated January 22, 2020, for the Lyrical Funds, is incorporated by reference to Exhibit (h)(6)(B) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(h)(3)(B)(ii)	Amended Schedule A to the Third Amended and Restated Expense Limitation Agreement with Lyrical Asset Management LP, for the Lyrical Funds, is incorporated by reference to Exhibit (h)(3)(B)(ii) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(h)(3)(C)	Expense Limitation Agreement with Edge Capital Group, LLC, dated September 8, 2023, for Blue Current Global Dividend Fund is incorporated by reference to Exhibit (h)(3)(C) of Post-Effective Amendment No. 245 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 15, 2023.

(h)(3)(D)	Second Amended and Restated Expense Limitation Agreement with Marshfield Associates, Inc., dated November 1, 2018, for Marshfield Concentrated Opportunity Fund, is incorporated by reference to Exhibit (h)(6)(I) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(h)(3)(E)	Amended and Restated Expense Limitation Agreement with Hudson Valley Investment Advisors, Inc., dated August 1, 2018, for HVIA Equity Fund, is incorporated by reference to Exhibit (h)(6)(L) of Post-Effective Amendment No. 126 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 28, 2018.

(h)(3)(F)	Second Amended and Restated Expense Limitation Agreement with Edgemoor Investment Advisors, Inc., dated November 01, 2018, for Meehan Fund, is incorporated by reference to Exhibit (h)(6)(M) of Post-Effective Amendment No. 132 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2019.

(h)(3)(G)	Expense Limitation Agreement with Adler Asset Management, LLC is incorporated by reference to Exhibit (h)(6)(P) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(3)(H)(i)	Expense Limitation Agreement with Q3 Asset Management Corporation, dated December 1, 2019, for the Q3 Funds is incorporated by reference to Exhibit (h)(6)(N) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(h)(3)(H)(ii)

Amended Schedule A to the Expense Limitation Agreement with Q3 Asset Management Corporation, dated July 31, 2024, is incorporated by reference to Exhibit (d)(16)(i) of Post-Effective Amendment No. 260 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080), filed on October 15, 2024.

(h)(3)(I)(i)	Expense Limitation Agreement with Blueprint Fund Management LLC, for the Blueprint Fund is incorporated by reference to Exhibit (h)(6)(O) of Post-Effective Amendment No. 157 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 31, 2020.

(h)(3)(I)(ii)	Expense Limitation Agreement with SCS Capital Management LLC for the Blue Current Global Dividend Fund, dated May 15, 2025, is incorporated by reference to Exhibit (h)(3)(J)(ii) of Post-Effective Amendment No. 267 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 27, 2025.

(h)(3)(J)	Expense Limitation Agreement with Evolutionary Tree Capital Management LLC is incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(h)(3)(K)(i)

Amended and Restated Expense Limitation Agreement with Westwood Management Corporation is incorporated by reference to Exhibit (h)(3)(L)(i) of Post-Effective Amendment No. 264 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2025.

(h)(3)(L)(ii)	Amended Schedule A to the Expense Limitation Agreement with Westwood Management Corporation is incorporated by reference to Exhibit (h)(3)(m)(ii) of Post-Effective Amendment No. 239 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2023.

(h)(3)(M)(i)

Expense Limitation Agreement with Nia Impact Capital is incorporated by reference to Exhibit (h)(3)(O) of Post-Effective Amendment No. 216 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 10, 2022.

(h)(3)(M)(ii)	Amended Schedule A to the Expense Limitation Agreement with Nia Impact Capital for the Nia Impact Solutions Fund, dated June 17, 2025, is incorporated by reference to Exhibit (h)(3)(N)(ii) of Post-Effective Amendment No. 267 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 27, 2025.

(h)(3)(N)	Expense Limitation Agreement, for the Westwood Global Real Estate Fund, Westwood Real Estate Income Fund, and Westwood Salient MLP & Energy Infrastructure Fund, with Westwood Management Corporation is incorporated by reference to Exhibit (h)(3)(O) of Post-Effective Amendment No. 242 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2023.

(h)(3)(O)	Expense Limitation Agreement, for the Westwood Broadmark Tactical Plus Fund, with Salient Advisors, L.P. is incorporated by reference to Exhibit (h)(3)(P) of Post-Effective Amendment No. 241 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308) filed on April 28, 2023.

(h)(4)(A)(i)	Administrative Services Plan is incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(h)(4)(A)(ii)	Amended Schedule A to the Amended and Restated Administrative Services Plan dated February 20, 2025, is incorporated by reference to Exhibit (h)(4)(A)(ii) of Post-Effective Amendment No. 264 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2025.

(i)	Not applicable.

(j)	Consents of the Independent Registered Public Accounting Firm is filed herewith.

(k)	Not applicable.

(l)	Initial Capital Agreement is incorporated by reference to Exhibit (l) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(m)(1)(A)(i)	Distribution (Rule 12b-1) Plan, dated June 5, 2012, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(m)(1)(A)(ii)	Amended Appendix A, dated February 20, 2025, to the Distribution (12b-1) Plan is incorporated by reference to Exhibit (m)(1)(A)(ii) of Post-Effective Amendment No. 264 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2025.

(n)(1)(A)

Rule 18f-3 Multi-Class Plan, dated June 6, 2013, as amended and restated on August 23, 2022, is incorporated by reference to Exhibit (h)(1)(E) of Post-Effective Amendment No. 229 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 28, 2022.

(n)(1)(B)	Amended Appendix A, dated July 31, 2024, to the Rule 18f-3 Multi-Class Plan, dated June 6, 2013, as amended and restated on August 23, 2022, is incorporated by reference to Exhibit (d)(16)(i) of Post-Effective Amendment No. 260 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080), filed on October 15, 2024.

(o)	Reserved.

(p)(1)	Code of Ethics of the Registrant, dated June 5, 2012, amended April 23, 2018, is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(p)(2)	Code of Ethics of Ultimus Fund Distributors, LLC and Northern Lights Distributors, LLC is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(p)(3)	Amended Code of Ethics of Lyrical Asset Management LP, dated October 2015, is incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 108 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2017.

(p)(4)	Amended Code of Ethics of Wavelength Capital Management, LLC, dated September 1, 2016, is incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 99 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 6, 2017.

(p)(5)	Code of Ethics of SCS Capital Management LLC is incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 273 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 23, 2025.

(p)(6)	Amended Code of Ethics of Marshfield Associates, Inc., dated January 2024, is incorporated by reference to Exhibit (p)(6)(i) of Post-Effective Amendment No. 256 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2024.

(p)(7)	Code of Ethics of Hudson Valley Investment Advisors, Inc. is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 86 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 20, 2016.

(p)(8)	Code of Ethics of Edgemoor Investment Advisors, Inc. is incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No 273 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 23, 2025.

(p)(9)	Code of Ethics of Adler Asset Management, LLC is incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 137 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2019.

(p)(10)	Code of Ethics of Q3 Asset Management Corporation is incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(p)(11)	Code of Ethics of Blueprint Fund Management LLC is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 157 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 31, 2020.

(p)(12)	Code of Ethics of Blueprint Investment Partners LLC is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 157 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 31, 2020.

(p)(13)	Code of Ethics of Evolutionary Tree Capital Management LLC is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(p)(14)

Code of Ethics of Westwood Management Corporation is incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No 273 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 23, 2025.

(p)(15)

Code of Ethics of Nia Impact Capital is incorporated by reference to Exhibit (p)(19) of Post-Effective Amendment No. 216 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 10, 2022.

(p)(16)

Code of Ethics of Vident Asset Management is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080, filed on June 27, 2024.

(q)(1)(A)(i)	Powers of Attorney for Janine L. Cohen, Jacqueline A. Williams, and Clifford Schireson are incorporated by reference to Exhibit (q)(1)(A)(i) of Post-Effective Amendment No. 242 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2023.

(q)(1)(A)(ii)	Power of Attorney for Robert E. Morrison is incorporated by reference to Exhibit (q)(1)(A)(ii) of Post-Effective Amendment No. 245 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 15, 2023.

(q)(1)(A)(iii)	Power of Attorney for Keith Shintani is incorporated by reference to Exhibit (q)(1)(A)(ii) of Post-Effective Amendment No. 251 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 7, 2024.

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, as amended, and Ohio Revised Code Chapter 1707, as amended. In the event any of these Federal laws conflict with Ohio Revised Code Section 1701.13I, as amended, these Federal laws, and not Ohio Revised Code Section 1701.13I, shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Investment Advisory Agreements with Lyrical Asset Management LP, Wavelength Capital Management, LLC, SCS Capital Management, LLC, Marshfield Associates, Inc., Orange Investment Advisors, Inc. (formerly named Hudson Valley Investment Advisors, Inc.), Edgemoor Investment Advisors, Inc., Adler Asset Management, LLC, Q3 Asset Management Corporation, Blueprint Fund Management LLC, Evolutionary Tree Capital Management LLC, Nia Impact Capital, Salient Advisors, L.P., and Westwood Corporation Corp. (the “Advisers”) and the Investment Sub-Advisory Agreement with Blueprint Investment Partners LLC, Broadmark Asset Management LLC, and Vident Asset Management (the “Sub-Advisers”) provide that the Advisers and Sub-Advisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the performance of their duties, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisers in the performance of their duties, or from reckless disregard of its duties and obligations thereunder.

The Distribution Agreements with Ultimus Fund Distributors, LLC (the “UFD”) and the Distribution Agreement with Northern Lights Distributors, LLC (“NLD” and, collectively with UFD, the “Distributors”) provide that the Distributors, their directors, officers, employees, shareholders and control persons shall not be liable for any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreements relate, except a loss resulting from the failure of either Distributors or any such other person to comply with applicable law or the terms of the Agreements, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributors’ obligations and duties under the Distribution Agreements.

The Distribution Agreements with the Distributors further also provides that the Distributors agree to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of the Distributors or any agent or employee of the Distributors or any other person for whose acts as Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributors’ failure to comply with applicable laws and the Rules of FINRA.

The Registrant intends to maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy shall provide coverage to the Registrant, its Trustees and officers and the Adviser. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Advisers

With respect to information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of each adviser and sub-adviser, reference is hereby made to the current Form ADVs of each adviser and sub-adviser filed under the Investment Advisers Act of 1940, incorporated herein by reference and the CRD and file numbers of which are as follows:

Adler Asset Management, LLC CRD No. 293512 SEC File No. 801-113287	Salient Advisors, L.P. CRD No. 122833 SEC File No. 801-61449

Blueprint Fund Management LLC CRD No. 306419 SEC File No. 801-117790	Wavelength Capital Management, LLC CRD No. 167725 SEC File No. 801-78192

Blueprint Investment Partners LLC CRD No. 170196 SEC File No. 801-108069	Westwood Management Corp CRD No. 110269 SEC File No. 801-18727

SCS Capital Management LLC CRD No. 122258 SEC File No. 801-61448	Lyrical Asset Management LP CRD No. 148267 SEC File No. 801-71099

Edgemoor Investment Advisors, Inc. CRD No. 109104 SEC File No. 801-56945	Marshfield Associates, Inc. CRD No. 150614 SEC File No. 801-70275

Evolutionary Tree Capital Management LLC CRD No. 291127 SEC File No. 801-119228	Nia Impact Capital CRD No. 286587 SEC File No. 801-117120

Orange Investment Advisors, Inc. (formerly named Hudson Valley Investment Advisors, Inc.) CRD No. 107387 SEC File No. 801-48913	Q3 Asset Management Corporation CRD No. 1378398 SEC File No. 801-77461

Broadmark Asset Management CRD No. 109422 SEC File No. 801-94129	Vident Asset Management CRD No. 286622 SEC File No. 801-114538

Item 32.	Principal Underwriters

(a)(i)	UFD acts as the principal underwriter for the following other open-end investment companies:

Axxes Private Markets Fund	James Advantage Funds
Bruce Fund, Inc.	Johnson Mutual Funds
Beacon Pointe Multi-Alternative Fund	Lind Capital Partners Municipal Credit Income Fund
Booster Income Opportunities Launch	Johnson Mutual Funds
Bruce Fund, Inc.	MidBridge Private Markets Fund
Caldwell & Orkin Funds Inc.	MSS Series Trust
Capitol Series Trust	New Age Alpha Funds Trust
Cantor Select Portfolios Trust	New Age Alpha Variable Funds Trust
Cantor Fitzgerald Infrastructure Fund	Oak Associates Funds
CAZ Strategic Opportunities Fund	OneAscent Capital Opportunities Fund
Centaur Mutual Funds Trust	Cyber Hornet Trust
Conestoga Funds	Papp Investment Trust
CM Advisors Family of Funds	Peachtree Alternative Strategies Fund
Chesapeake Investment Trust	Plumb Funds
Commonwealth International Series Trust	Private Debt & Income Fund
Connors Fund	Schwartz Investment Trust
Copley Fund Inc.	Segall Bryant & Hamill Trust
Cross Shore Discovery Fund	Unified Series Trust
Cutler Trust	Ultimus Managers Trust
Dynamic Alternatives Fund	Valued Advisers Trust
Eubel Brady & Suttman Mutual Fund Trust	VELA Funds
Exchange Place Advisors Trust	Volumetric Fund
Fairway Private Equity & Venture Capital Opportunities Fund	Waycross Independent Trust
Flat Rock Enhanced Income Fund	Williamsburg Investment Trust
Flat Rock Core Income Fund	American Pension Investors Trust (d/b/a Yorktown Funds)
Flat Rock Opportunity Fund	XD Fund Trust
The Fixed Income Opportunity Portfolio	WesMark Funds
HC Capital Trust	83 Investment Group Income Fund
Hussman Investment Trust
Investment House Funds

(a)(ii)	NLD acts as the principal underwriter for the following other open-end investment companies:

Atlas U.S. Tactical Income Fund, Inc.	Northern Lights Fund Trust
Atlas U.S Government Money Market Fund, Inc.	Northern Lights Fund Trust II
Boyar Value Fund, Inc.	Northern Lights Fund Trust III
Capitol Series Trust	Northern Lights Fund Trust IV
CIM Real Assets & Credit Fund	Northern Lights Variable Trust
The North Country Funds
Copeland Trust	OCM Mutual Fund
DGI Investment Trust	Princeton Everest Fund
Grandeur Peak Global Trust	Rayliant Trust
Humankind Benefit Corporation	Segall Bryant & Hamill Trust
Miller Investment Trust	Texas Capital Funds Trust
Mutual Fund Series Trust	Two Roads Shared Trust
Mutual Fund and Variable Insurance Trust	Ultimus Managers Trust
Tributary Funds, Inc.	Unified Series Trust
The Saratoga Advantage Trust	Valued Advisers Trust
The North Country Funds	Zacks Trust
THOR Financial Technologies Trust	Tributary Funds, Inc.

(b)(i)	Directors, officers, or partners of UFD:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Vice President, Chief Compliance Officer, Financial Operations Principal, and Anti-Money Laundering Compliance Officer	None
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Chief Information Securities Officer	None

The address of UFD and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(b)(ii)	Directors, officers, or partners of NLD:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Treasurer, Financial Operations Principal, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	None
Bill Strait	Secretary/General Counsel	None
Melvin Van Cleave	Chief Information Securities Officer	None

The address of NLD and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

Item 33.	Location of Accounts and Records

Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator or investment advisers:

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Adler Asset Management, LLC

600 Third Avenue, Suite 226

New York, New York 10016

Blueprint Fund Management LLC

1250 Revolution Mill Drive, Suite 150

Greensboro, NC 27405

Blueprint Investment Partners

1250 Revolution Mill Dr., Suite 150

Greensboro, North Carolina 27405

SCS Capital Management LLC

3333 Riverwood Parkway, Suite 350

Atlanta, Georgia 30339

Edgemoor Investment Advisors, Inc.

7250 Woodmont Avenue, Suite 315

Bethesda, Maryland 20814

Evolutionary Tree Capital Management LLC

1199 N. Fairfax Street, Suite 801

Alexandria, Virginia 22314

Broadmark Asset Management

1808 Wedemeyer Street, Suite 210

San Francisco, California 94129

Orange Investment Advisors, Inc.
(formerly named Hudson Valley
Investment Advisors, Inc.)

117 Grand Street, Suite 201

Goshen, New York 10924

Lyrical Asset Management LP

250 West 55th Street, 37th Floor

New York, New York 10022

Marshfield Associates, Inc.

21 Dupont Circle NW, Suite 500

Washington, District of Columbia 20036

Nia Impact Capital

4900 Shattuck Avenue, #3648

Oakland, California 94609

Q3 Asset Management Corporation

2175 Cole Street

Birmingham, Michigan 48009

Salient Advisors, L.P.

4265 San Felipe, 8th Floor

Houston, Texas 77027

Wavelength Capital Management, LLC

545 Madison Avenue, 16th Floor

New York, New York 10022

Westwood Management Corp

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Vident Asset Management

1125 Sanctuary Parkway, Suite 515

Alpharetta, Georgia 30009

Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodians:

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

Fifth Third Bank, National Association

Fountain Square Plaza

Cincinnati, Ohio 45263

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Item 34.	Management Services Not Discussed in Parts A or B

Not applicable

Item 35.	Undertakings

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registrant’s Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to the Registrant’s Registration Statement to be signed below on its behalf by the undersigned, thereto duly authorized, in Cincinnati, Ohio on March 27, 2026.

ULTIMUS MANAGERS TRUST

By:	/s/ Todd E. Heim
Todd E. Heim
President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Date

*	March 27, 2026
Keith Shintani, Trustee

*	March 27, 2026
Janine L. Cohen, Trustee		By:	/s/ Karen Jacoppo-Wood
Karen Jacoppo-Wood
*	March 27, 2026		Attorney-in-fact*
Jacqueline A. Williams, Trustee			March 27, 2026

*	March 27, 2026
Clifford N. Schireson, Trustee

*	March 27, 2026
Robert E. Morrison, Trustee

/s/ Todd E. Heim	March 27, 2026
Todd E. Heim, President

/s/ Daniel Bauer	March 27, 2026
Daniel Bauer, Treasurer/Controller/Principal Financial Officer

EXHIBITS

(j)	Consents of the Independent Registered Public Accounting Firm